As filed with the Securities and Exchange Commission on April 20, 2017
FILE NO. 033-37577
811-05439

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
____________________________________

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 41	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 272	☒
VARIABLE ACCOUNT D
(Exact Name of Registrant)
UNION SECURITY INSURANCE COMPANY
(Name of Depositor)
2323 Grand Boulevard
Kansas City, MO 64108
(Address of Depositor’s Principal Offices)
(816) 474-2345
(Depositor’s Telephone Number, Including Area Code)
Lisa Proch
Hartford Life and Annuity Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999
(Name and Address of Agent for Service)
____________________________________
Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of the registration statement.
It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2017 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on , pursuant to paragraph (a)(1) of Rule 485
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

MASTERS VARIABLE ANNUITY
VARIABLE ACCOUNT D
ISSUED BY:
UNION SECURITY INSURANCE COMPANY
2323 GRAND BOULEVARD
KANSAS CITY, MO 64108
ADMINISTERED BY:
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
PO BOX 14293
LEXINGTON, KY 40512-4293
TELEPHONE:  1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)
www.thehartford.com/annuities

This prospectus describes the Masters Variable Annuity. Masters Variable Annuity is a contract between you and Union Security Insurance Company (formerly Fortis Benefits Insurance Company) where you agree to make at least one Premium Payment and Union Security agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:
✓  Flexible, because you may add Premium Payments at any time.
✓  Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.
✓  Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.
This Contract and its features are no longer available for new sales. At the time you purchased your Contract, you allocated your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following Portfolio companies: AIM Variable Insurance Funds, Hartford HLS Funds and Hartford Investment Management Company.
You may also allocate some or all of your Premium Payment to a Guarantee Period in our General Account. A Guarantee Period guarantees a rate of interest until a specified maturity date and may be subject to a Market Value Adjustment. Premium Payments allocated to a Guarantee Period are not segregated from our company assets like the assets of the Separate Account.
You should keep this prospectus for your records. You can also call us to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Contract, and, like this prospectus, the Statement of Additional Information is filed with the Securities and Exchange Commission ("SEC"). Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov). Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.

Union Security has, in the past, filed annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of May 1, 2009, Union Security intends to rely on the exemption provided by Rule 12h-7 under the Exchange Act, and accordingly does not intend to file these reports, or other reports under the Exchange Act.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 1, 2017
Date of Statement of Additional Information: May 1, 2017

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4	Union Security Insurance Company

Definitions
These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.
Account: Any of the Sub-Accounts or Guarantee Periods.
Accumulation Period: The time after you purchase the Contract until we begin to make Annuity Payouts.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: The Hartford — Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is The Hartford — Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and partial Surrenders.
Annual Withdrawal Amount: This is the amount you can Surrender each Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Period: The time during which we make Annuity Payouts.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death. This is only available if you own a Non-Qualified Contract.
Contingent Deferred Sales Charge: The deferred sales charge that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owners. We do not capitalize "you" in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Death Benefit: The amount payable after the Contract Owner or the Annuitant dies.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
General Account: This account holds our company assets and any assets not allocated to a Separate Account.

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Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Market Value Adjustment: An adjustment that either increases or decreases the amount we pay you under certain circumstances.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Premium Payment: Money sent to us to be invested in your Contract.
Premium Tax: A tax charged by a state or municipality on Premium Payments.
Qualified Contract: A Contract that is defined as a tax-qualified retirement plan in the Code.
Required Minimum Distribution: A federal requirement that individuals age 701/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 701/2 or upon retirement, whichever comes later.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding) and increased or decreased, as applicable, by any Market Value Adjustment.
Union Security: Union Security Insurance Company, the company that issued this Contract.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

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Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.
This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state premium taxes may also be deducted when you purchase the Contract, upon Surrender or when we start to make Annuity Payouts.

During Accumulation Period
Contract Owner Transaction Expenses
Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
Maximum Contingent Deferred Sales Charge (as a percentage of Premium Payments) (1)	7%
First Year (2)	7%
Second Year	6%
Third Year	5%
Fourth Year	4%
Fifth Year	3%
Sixth Year	2%
Seventh Year	1%
Eighth Year	0%
(1)  Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.
(2)  Length of time from Premium Payment.
This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying Funds.

Separate Account Annual Expenses (as a percentage of average daily Sub-Account value)
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.10%
Total Separate Account Annual Expenses	1.35%
This table shows the minimum and maximum total annual Fund operating expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses (these are expenses that are deducted from Fund assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.38%	0.85%

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EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, maximum Separate Account Annual Expenses, and Total Annual Fund Operating Expenses.
The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$883
3 years	$1,214
5 years	$1,538
10 years	$2,648

(2)	If you annuitize at the end of the applicable time period:

1 year	$235
3 years	$723
5 years	$1,238
10 years	$2,648

(3)	If you do not Surrender your Contract:

1 year	$235
3 years	$723
5 years	$1,238
10 years	$2,648
Condensed Financial Information
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?". Please refer to the section entitled: "Accumulation Unit Values" in this prospectus for information regarding Accumulation Unit Values.

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Highlights
What type of sales charge will I pay?
We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Contract. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Number of Years from Premium Payment	Contingent Deferred Sales Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or more	0%
You won't be charged a Contingent Deferred Sales Charge on:
✓  The Annual Withdrawal Amount
✓  Premium Payments or earnings that have been in your Contract for more than seven years
✓  Distributions made due to death
✓  Distributions under a program for substantially equal periodic payments
✓  Most payments we make to you as Annuity Payouts
What charges will I pay on an annual basis?
You pay the following charges each year:
•  Mortality and Expense Risk Charge — This charge is deducted daily and is equal to an annual charge of 1.25% of your Contract Value invested in the Sub-Accounts.
•  Administrative Charge — This is a charge for administration. It is deducted daily and is equal to an annual charge of 0.10% of the Contract Value held in the Sub-Accounts.
•  Annual Fund Operating Expenses — These are charges for the Funds. See the Funds' prospectuses for more complete information.
Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values.
Can I take out any of my money?
You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts.

s	You may have to pay income tax on the money you take out and, if you Surrender before you are age 591/2, you may have to pay an income tax penalty.

s	You may have to pay a Contingent Deferred Sales Charge and a Market Value Adjustment on the amount you Surrender.
Is there a Market Value Adjustment?
Surrenders and other withdrawals from a Guarantee Period in our General Account more than fifteen days from the end of a Guarantee Period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the General Account value of your Contract. A Market Value Adjustment will also be applied to any General Account value that is transferred from the General Account to other Sub-Accounts before the end of the Guarantee Period. The Market Value Adjustment is computed using a formula that is described in this prospectus under "Market Value Adjustment".
What Investment Choices are available?
You may allocate your Premium Payment or Contract Values among the following investment choices:
•  The variable Sub-Accounts that invest in underlying Funds; and/or
•  One or more Guarantee Periods, which may be subject to a Market Value Adjustment.
Guarantee Periods are not available for Contracts issued in Pennsylvania or Nevada.

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Will Union Security pay a Death Benefit?
There is a Death Benefit if the Contract Owner or the Annuitant dies before we begin to make Annuity Payouts. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds until we receive proof of death and complete instructions from the Beneficiary.
If your Contract was issued with the Enhanced Death Benefit Rider and death occurs before the earlier of the Contract Owner's or Annuitant's 75th birthday, the Death Benefit is the greatest of:
•  The total Premium Payments you have made to us minus the dollar amount of partial Surrenders, compounded annually at 3% and capped at a maximum of 200% of total Premium Payments minus the dollar amount of any partial Surrenders (the "Rollup Amount"); or
•  The Contract Value of your Contract adjusted for any applicable Market Value Adjustment; or
•  The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, adjusted for any applicable Market Value Adjustment, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.
Your Contract's Seven Year Anniversary is the seventh anniversary of the date your Contract was issued, and each following seventh anniversary of that date.
See "Death Benefit" for a complete description for the Death Benefit applicable to your Contract.
What Annuity Payout Options are available?
When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Payments for 10 or 20 years, Joint and Full Survivor Life Annuity, and Joint and 1/2 Contingent Survivor Life Annuity. We may make other Annuity Payout Options available at any time.
You must begin to take payouts by the Annuitant's 110th birthday unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the completion of the 2nd Contract Year. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option. Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:
•  fixed dollar amount Automatic Annuity Payouts,
•  variable dollar amount Automatic Annuity Payouts, or
•  a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.
General Contract Information
Union Security Insurance Company
Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the Contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.
Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "Parent") and Assurant is the ultimate parent of Union Security Insurance Company. Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.
All of the guarantees and commitments under the contracts are general obligations of Union Security. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.
On April 1, 2001, Union Security entered into an agreement with Hartford Life and Annuity Insurance Company ("Hartford") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford's offices are located in Hartford, Connecticut. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc.
The Separate Account
The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on October 14, 1987 as "Variable Account D" and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account, Union Security or Hartford. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

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•	Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

•	Is not subject to the liabilities arising out of any other business Union Security or Hartford may conduct.

•
Is not affected by the rate of return of Union Security's General Account or Hartford's General Account or by the investment performance of any of Union Security's or Hartford's other Separate Accounts.

•
May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.

•	Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.
We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.
The Funds

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
AIM Variable Insurance Funds
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small/Mid Cap Equity HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

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Hartford High Yield HLS Fund - Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Value HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
HIMCO VIT
HIMCO VIT Index Fund - Class IA	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	Hartford Investment Management Company

**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.
The Funds may not be available in all states.
Mixed and Shared Funding — Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These are risks disclosed in the Funds' prospectus.
Certain underlying Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to the affected Funds. See "Federal Tax Considerations" for more information.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

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•	notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;

•	send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

•	arrange for the handling and tallying of proxies received from Owners;

•	vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Administrative and Distribution Services — Union Security has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Union Security, or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.
Fees We Receive from Funds and related parties — We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.
As of December 31, 2016, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services, Inc, Federated Securities Corp, Invesco Advisors Inc., MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Nationwide Fund Distributors LLC, Nationwide Fund Advisors, Neuberger Berman Management Inc, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Van Eck Securities Corp; Van Eck Fund, Inc; Van Eck World Wide Investment Trust Funds, LLC, and Wells Fargo Variable Trust.
We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.
Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not

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exceed 0.25% in 2016, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $75 from that fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2016, revenue sharing and Rule 12b-1 fees did not exceed approximately $33,000. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts, Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.
The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.
If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.
A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.
Guarantee Periods
Any amount you allocate to our General Account under this Contract earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. We call this a Guarantee Period. At the end of your Guarantee Period, your Contract Value, including accrued interest, will be allocated to a new Guarantee Period that is the same length as your original Guarantee Period. However, you may reallocate your Contract Value to different then available Guarantee Periods or to the Sub-Accounts. If you decide to reallocate your Contract Value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your Guarantee Period. The first day of your new Guarantee Period or other reallocation will be the day after the end of your previous Guarantee Period. We will notify you at least 45 days and not more than 75 days before the end of your Guarantee Period.
Each Guarantee Period has its own guaranteed interest rate, which may differ from other Guarantee Periods. We will, at our discretion, change the guaranteed interest rate for future Guarantee Periods. These changes will not affect the guaranteed interest rates we are paying on current Guarantee Periods. The guaranteed interest rate will never be less than an effective annual rate of 4%. We cannot predict or assure the level of any future guaranteed interest rates in excess of an effective annual rate of 4%.
We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a Guarantee Period at the time we receive a Purchase Payment from you, or at the time we execute a transfer you have requested, or at the time a Guarantee Period is renewed. You may obtain information concerning the guaranteed interest rates that apply to the various Guarantee Periods. You may obtain this information from our home office or from your sales representative at any time.
The maximum amount you can invest in a Guarantee Period is $500,000.

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We do not have a specific formula for establishing the guaranteed interest rates for the Guarantee Periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. In addition, when we determine guaranteed interest rates, we may consider:
•  the duration of a Guarantee Period,
•  regulatory and tax requirements,
•  sales and administrative expenses we bear,
•  risks we assume,
•  our profitability objectives, and
•  general economic trends.
Guarantee Periods are not available for Contracts issued in Pennsylvania or Nevada.
Market Value Adjustment
Except as described below, we will apply a Market Value Adjustment to any general account value that is surrendered, transferred, or otherwise paid out (annuitized) before the end of a Guarantee Period. For example, we will apply a Market Value Adjustment to the general account value that we pay as an amount applied to an Annuity Payout option, or as an amount paid as a single sum in lieu of an Annuity Payout.
The purpose of the Market Value Adjustment is to generally transfer the risk to you of prematurely liquidating your investment. The Market Value Adjustment reflects both the amount of time left in your Guarantee period and the difference between the rate of interest credited to your current Guarantee period and the interest rate we are crediting to a new Guarantee Period with a duration equal to the amount of time left in your Guarantee Period. If your Guarantee Period's rate of interest is lower than the sum of the new Guarantee Period interest rate and the Market Value Adjustment factor, then the application of the Market Value Adjustment will reduce the amount you receive or transfer. Conversely, if your Guarantee Period's rate of interest is higher than the sum of the rate of interest we are crediting for the new Guarantee Period and the Market Value Adjustment factor, then the application of the Market Value Adjustment will increase the amount you receive or transfer. You will find a sample Market Value Adjustment calculation in Appendix I.
We do not apply a Market Value Adjustment to withdrawals and transfers of the general account value in the following circumstances:
1.  Death benefits paid pursuant to a Contract;
2.  Surrenders or transfers from the one-year Guarantee Period;
3.  Surrenders during a 30 day period that begins 15 days before the end of the Guarantee Period in which the general account value was being held, and that ends 15 days after the end of the Guarantee Period in which the general account value was being held; and
4.  Surrenders or transfers from a Guarantee Period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal company program. We may impose conditions and limitations on any formal company program for the withdrawal or transfer of general account values. Ask your representative about the availability of such a program in your state and applicable conditions and limitations.
The Contract
Purchases and Contract Value
What types of Contracts are available?
The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:
•  Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;
•  Individual Retirement Annuities adopted according to Section 408 of the Code;
•  Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and
•  Certain eligible deferred compensation plans as defined in Section 457 of the Code.
We will no longer accept additional Premium Payments into any individual annuity contract funded through a 403(b) plan.
The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.
If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.

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How do I purchase a Contract?
This Contract is no longer available for new sales.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.
You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.
How are Premium Payments applied to my Contract?
Your initial Premium Payment will be invested within two Valuation Days of our receipt of both a properly completed application order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.
If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office together with the Premium Payment) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.
Can I cancel my Contract after I purchase it?
If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
How is the value of my Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:
•  The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by
•  The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

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•  The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.
We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.
A Contract's Guarantee Period value is guaranteed by Union Security. We bear the investment risk with respect to amounts allocated to a Guarantee Period, except to the extent that (1) we may vary the guaranteed interest rate for future Guarantee Periods (subject to the 4% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you. The Contract's Guarantee Period value on any Valuation Date is the sum of its general account values in each Guarantee Period on that date. The general account value in a Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:
•  The amount of Premium Payments or transferred amounts allocated to the Guarantee Period; less
•  The amount of any transfers or Surrenders out of the Guarantee Period.
Can I transfer from one investment choice to another?
Subject to the restrictions below, you may transfer Contract Value:
•  From a Sub-Account to another Sub-Account;
•  From a Sub-Account to a Guarantee Period;
•  From a Guarantee Period to a Sub-Account;
•  From a Guarantee Period to another Guarantee Period.
Transfers from a Guarantee Period may be subject to a Market Value Adjustment.
Can I transfer from one Sub-Account to another?
You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When I Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.
Many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
If we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on My Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

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Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market  Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.
We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, fund trading policies do not apply or may be limited. For instance:

•	Certain types of financial intermediaries may not be required to provide us with shareholder information.

•
"Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

•
Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company- sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

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•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

•
These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•
In some cases, we were unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How am I affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Power of Attorney — You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.
Transfers between the Sub-Accounts and Guarantee Periods — You may transfer from the Sub-Accounts to a Guarantee Period or from one Guarantee Period to another Guarantee Period. Transfers from a Guarantee Period are subject to a Market Value Adjustment if the transfer is:
•  more than 15 days before or 15 days after the expiration of the existing Guarantee Period, or
•  are not part of a formal Union Security program for the transfer of general account value.
The amount of any positive or negative Market Value Adjustment will be added or deducted from the transferred amount.
General Account Transfer Restrictions — We reserve the right to defer transfers from the general account for up to 6 months from the date of your request (a "transfer moratorium"). After any transfer, you must wait six months before moving Sub-Account Values back to a Guarantee Period in the general account. After the Annuity Commencement Date, you may not make transfers from the general account.
We generally intend to enforce these restrictions during periods of extreme volatility within the U.S. stock markets or when we have significant concerns about disintermediation. If we enforce this restriction:

•	The last then effective Guarantee Period and guaranteed interest rate will remain in effect until the end of the transfer moratorium;

•
The Market Value Adjustment will take into consideration the amount of time consumed by the transfer moratorium only with regard to the Guaranteed Period during which the transfer moratorium was declared; and

•	Rates of interest that we will credit for the new Guaranteed Period will be automatically reset to the rate of interest we declare as of the conclusion of the transfer moratorium.
Charges and Fees
The following charges and fees are associated with the Contract:
The Contingent Deferred Sales Charge

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The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.
We assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The percentage of the Contingent Deferred Sales Charge is based on how long your Premium Payments have been in the Contract. The Contingent Deferred Sales Charge will not exceed the total amount of the Premium Payments made. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender.
The Contingent Deferred Sales Charge is a percentage of the amount Surrendered and is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or more	0%
The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:
•  Annual Withdrawal Amount — During the first seven years from each Premium Payment, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.
•  Surrenders made from Premium Payments invested for more than seven years — After the seventh Contract Year, you may take the total of: (a) all Premium Payments held in your Contract for more than seven years, and (b) 10% of Premium Payments made during the last seven years and (c) all of your earnings.
Under the following situations, the Contingent Deferred Sales Charge is WAIVED:
•  Upon eligible confinement as described in the Waiver of Sales Charge Rider. We will waive any Contingent Deferred Sales Charge applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 60 calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 60 calendar days of the last day of confinement. This waiver may not be available in all states. This waiver is also not available for confinements due to substance abuse or mental disorders without a demonstrable organic disease. Please contact your Registered Representative or us to determine if it is available for you.
•  For Required Minimum Distributions. This allows Annuitants who are age 701/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.
•  On or after the Annuitant's 110th birthday.
The following situations are NOT subject to a Contingent Deferred Sales Charge:
•  Upon death of the Annuitant or Contract Owner. No Contingent Deferred Sales Charge will be deducted if the Annuitant or Contract Owner dies.
•  Upon Annuitization. The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. We will charge a Contingent Deferred Sales Charge if the Contract is fully Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.
•  For substantially equal periodic payments. We will waive the Contingent Deferred Sales Charge if you take part in a program for partial Surrenders where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.
•  Upon cancellation during the Right to Cancel Period.
Mortality and Expense Risk Charge

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For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.25% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and an expense risk:
•  Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that actual mortality rates, in aggregate, may be lower than expected mortality rates.
•  Expense Risk — We also bear an expense risk that the Contingent Deferred Sales Charges collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.
Administrative Charge
For administration, we deduct a daily charge at the rate of 0.10% per year against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.
Premium Taxes
We deduct Premium Taxes, imposed on us, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality and currently ranges from 0% – 3.5%.
Charges Against the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Contract Owner or Annuitant dies before the Annuity Commencement Date. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.
Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.
If your Contract was issued with the Enhanced Death Benefit Rider after May 1, 1997, the Death Benefit is calculated as follows:
If death occurs before the earlier of the Contract Owner's or Annuitant's 75th birthday, the Death Benefit is the greatest of:
•  The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, compounded annually at 3% and capped at a maximum of 200% of total Premium Payments minus the dollar amount of any partial Surrenders (the "Rollup Amount"); or
•  The Contract Value of your Contract adjusted for any applicable Market Value Adjustment; or
•  The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, adjusted for any applicable Market Value Adjustment, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.

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Your Contract's Seven Year Anniversary is the seventh anniversary of the date your Contract was issued, and each following seventh anniversary of that date.
If death occurs on or after the earlier of Contract Owner's or Annuitant's 75th birthday, the Death Benefit is the greatest of:
•  The Rollup Amount on the earlier of the Contract Owner's or Annuitant's 75th birthday plus any Premium Payments made since that birthday, minus the dollar amount of any partial Surrenders since that birthday; or
•  The Contract Value of your Contract adjusted for any applicable Market Value Adjustment; or
•  The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, adjusted for any applicable Market Value Adjustment, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.
If your Contract was issued without the Enhanced Death Benefit Rider or before May 1, 1997, the Death Benefit is calculated as follows:
•  The total Premium Payments you have made to us minus any partial Surrenders; or
•  The Contract Value of your Contract adjusted for any applicable Market Value Adjustment; or
•  The Contract Value on the last Contract Seven Year Anniversary before the earlier of the date of death, or the Contract Owner's or the Annuitant's 75th birthday, adjusted for any applicable Market Value Adjustment, minus the dollar amount of any partial Surrenders since that Seven Year Anniversary.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Safe Haven program." Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by the Federal deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford's Safe Haven Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death benefit amount to the General account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the program, we earn investment income from the proceeds. The Investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect, under the Annuity Proceeds Settlement Option, "Death Benefit Remaining with the Company," to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal document acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders.
The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
Required Distributions — If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death, or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.
If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.
If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.
What should the Beneficiary consider?

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Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.
Surrenders
What kinds of Surrenders are available?
Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Contingent Deferred Sales Charge and Premium Taxes and adjusted for any positive or negative Market Value Adjustment. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:
•  The partial Surrender amount must be at least equal to $1,000, our current minimum for partial Surrenders, and
•  The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.
How do I request a Surrender?
Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.
Written Requests — To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:
•  the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
•  your tax withholding amount or percentage, if any, and
•  your mailing address.
You may submit this form via mail or fax.
If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.
Telephone Requests — To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone redemptions at any time.
Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.
Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone.

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What should be considered about taxes?
There are certain tax consequences associated with Surrenders:
Prior to age 591/2 — If you make a Surrender prior to age 591/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 591/2 may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.
More than one Contract issued in the same calendar year — If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.
Internal Revenue Code section 403(b) annuities — As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 591/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 591/2). Distributions prior to age 591/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.
Annuity Payouts
This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:
•  When do you want Annuity Payouts to begin?
•  Which Annuity Payout Option do you want to use?
•  How often do you want to receive Annuity Payouts?
•   What is the Assumed Investment Return?
•  Do you want Annuity Payouts to be fixed or variable or a combination?
Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.
1. When do you want Annuity Payouts to begin?
You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 110th birthday, subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the end of the 2nd Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
2. Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments Guaranteed for 10 or 20 Years
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years.

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Joint and Full Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the Contract Owner until that second Annuitant dies.
We may offer other Annuity Payout Options available.
•  You cannot Surrender your Contract once Annuity Payouts begin.
•  For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
•  Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.
3. How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•  monthly,
•  quarterly,
•  semiannually, or
•  annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
4. What is the Assumed Investment Return?
The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 4%.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.
Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.
5. Do you want fixed dollar amount or variable dollar amount Annuity Payouts or a combination of both?
You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs.
Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.
Variable Dollar Amount Annuity Payouts — A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:
•  the Annuity Payout Option chosen,
•  the Annuitant's attained age and gender (if applicable),
•  the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table and,
•  the Assumed Investment Return
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

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The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:
Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor for a 4% AIR is 0.999893.
Combination Annuity Payouts — You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."
Other Programs Available
We may discontinue, modify or amend any of these Programs or any other programs we establish. Any changes to a Program will not affect Contract Owners currently enrolled in the Program. If you are enrolled in any of these programs while a Fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.
InvestEase® — InvestEase, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.
Automatic Income Program — The Automatic Income Program allows you to Surrender a percentage of your total Premium Payments each Contract Year. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. Please see Federal Tax Considerations and Information Regarding Tax-Qualified Retirement Plans for more information regarding the tax consequences associated with your Contract.
Asset Rebalancing — In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.
Dollar Cost Averaging Programs — We currently offer two different types of Dollar Cost Averaging Programs. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from any Fund into a different Fund. The Earnings/Interest DCA Program allows you to regularly transfer the earnings from one Fund into a different Fund. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment.
Other Program considerations
•  You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.
•  We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:
•  any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund;
•  any Fund is liquidated — then your allocations will be directed to any available money market Fund.
You may always provide us with updated instructions following any of these events.
•   Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

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•  We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.
•  These Programs may be adversely affected by Fund trading policies.
Other Information
Assignment — A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.
A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.
Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.
How Contracts Are Sold — Hartford Securities Distribution, Inc. ("HSD") serves as principal underwriter for the contracts. HSD is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address is One Hartford Plaza, Hartford, CT 06155.
Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with HSD. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).
Commissions — We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your Registered Representative may be compensated on a fee for services and/or commission basis.
We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your Registered Representative is associated with. Your Registered Representative's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Registered Representatives may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your Registered Representative may also vary depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. You are encouraged to ask your Registered Representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.
Additional Payments — In addition to commissions and any Rule 12b-1 fees, we or our affiliates pay significant additional compensation ("Additional Payments") to some Financial Intermediaries (who may or may not be affiliates), in connection with the promotion, sale and distribution of our variable annuities. Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary; on sales of the Contracts attributable to a particular Financial Intermediary and/or on reimbursement of sales expenses. Additional Payments may take the form of, among other things: (1) sponsorship of due diligence meetings to educate Financial Intermediaries about our variable products; (2) payments for providing training and information relating to our variable products; (3) expense allowances and reimbursements; (3) override payments and bonuses; (4) personnel education or training; (5) marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products; and/or (6) shareholder services, including sub-accounting and the preparation of account statements and other communications.
We are among several insurance companies that pay Additional Payments to certain Financial Intermediaries to receive "preferred" or recommended status. These privileges include our ability to gain additional or special access to sales staff, provide and/or attend training and other conferences; placement of our products on customer lists ("shelf-space arrangements"); and otherwise improve sales by featuring our products over others. We also may pay Additional Payments to certain key Financial Intermediaries based on assets under management.
Consistent with FINRA Conduct Rules, we provide cash and non-cash compensation in the form of: (1) occasional meals and entertainment; (2) occasional tickets to sporting events; (3) nominal gifts (not to exceed $100 annually); (4) sponsorship of

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sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition; (5) sponsorship of training and educational events; and/or (6) due diligence meetings. In addition to FINRA rules governing limitations on these payments, we also follow our guidelines and those of Financial Intermediaries which may be more restrictive than FINRA rules.
Additional Payments create a potential conflict of interest in the form of an additional financial incentive to the Registered Representative and/or Financial Intermediary to recommend the purchase of this Contract over another variable annuity or another investment option. As of December 31, 2016, we have entered into arrangements to make Additional Payments (excluding Marketing Expense Allowances) to the following Financial Intermediaries:
AIG Advisors Group, Inc. (FSC Securities Corporation, Royal Alliance Associates, Inc., Sagepoint Financial, Inc.) and Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.
For the fiscal year ended December 31, 2016, Additional Payments did not in the aggregate exceed approximately $300,000 (excluding corporate-sponsorship related perquisites).
Independent Registered Public Accounting Firm — The consolidated financial statements of Union Security Insurance Company as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.
Legal Proceedings
The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff and may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. Although the Company cannot predict the outcome of any litigation, regulatory examination or investigation, it is possible that the outcome of such matters could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matter is likely to have a material adverse effect individually or in the aggregate, on the Company's financial condition.
More Information
You may call your Registered Representative if you have any questions, call us or write us at the address below:
The Hartford — Annuity Service Operations
PO Box 14293
Lexington, KY 40512-4293
Telephone:  1-800-862-6668 (Contract Owners)
1-800-862-7155 (Registered Representatives)
Financial Statements
You can find financial statements of the Separate Account and Union Security in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.
As of May 1, 2009, Union Security intends to rely on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934, as amended, and accordingly, does not intend to file with the U.S. Securities Exchange Commission annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, or any other reports under such Act.

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Federal Tax Considerations
A.  Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Nonresident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing "Federal Tax Considerations," the term "spouse" means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss tax considerations in connection with contract loans, this is provided as general information only. Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B.  Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

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Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C.  Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.  Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Owner is generally required to currently include in gross income for each taxable year the excess of (a) the sum of the net surrender value of the contract as of the end of the taxable year plus all distributions under the contract received during the taxable year or any prior taxable year, over (b) the sum of the amount of net premiums under the contract for the taxable year and prior taxable years and amounts includible in gross income for prior taxable years with respect to such contract under Section 72(u). However, Section 72(u) does not apply to:
•  A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•  A contract acquired by the estate of a decedent by reason of such decedent's death,
•  Certain contracts acquired with respect to tax-qualified retirement arrangements,
•  Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•  A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contributions) of 3.8%, depending upon the amount of the estate's or trust's adjusted gross income for the taxable year.
2.  Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual's modified adjusted gross income for the taxable year.
a.  Distributions Prior to the Annuity Commencement Date.
i.  Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.
ii.  To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract". It is unclear what value should be used in determining the "income on the contract." We believe that the "income on the contract" does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the "income on the contract".
iii.  Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that

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such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."
iv.  The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.
v.  In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
vi.  In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.
b.  Distributions After Annuity Commencement Date.
Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").
i.  When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.
ii.  If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.
iii.  Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).
c.  Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d.  10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.
i.  If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii.  The 10% penalty tax will not apply to the following distributions:
1.  Distributions made on or after the date the taxpayer has attained the age of 591/2.
2.  Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.
3.  Distributions attributable to a taxpayer's becoming disabled.
4.  A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer (or the joint lives or life expectancies of the taxpayer and the taxpayer's designated Beneficiary).
5.  Distributions made under certain annuities issued in connection with structured settlement agreements.
6.  Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).
7.  Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

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If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 591/2 and (b) 5 years have elapsed since the first of these periodic payments.
e.  Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f.  Required Distributions
i.  Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:
1.  If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.  If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.  If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
ii.  Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.
iii.  Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g.  Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h.  Partial Exchanges.
The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange").
The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.
Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives,

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is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.
If a transfer falls within the scope of the Rev. Proc. but is not described above (for example — if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, pre-existing contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS's partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.
3.  Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:
•  no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•  no more than 70% is represented by any two investments,
•  no more than 80% is represented by any three investments, and
•  no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.
4.  Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

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Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D.  Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.  Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2.  Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.
Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.
E.  General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled "Information Regarding Tax-Qualified Retirement Plans" for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F.  Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser's beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.
G.  Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 371/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount

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received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H.  Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities ("IRAs").
In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

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a.  Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 701/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 591/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). In addition, such a Plan is not required to permit such a rollover.
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.
b.  SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.
c.  SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d.  Roth IRAs

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Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA to a Roth IRA under certain circumstances. The conversion in the year of conversion (special rules apply to 2010 conversions) of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) ("TSA")
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a "tax-sheltered annuity" ("TSA") contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee's "includable compensation" for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.  after the employee reaches age 591/2;
b.  upon the employee's separation from service;
c.  upon the employee's death or disability;
d.  in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or
e.  as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once

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RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant's or beneficiary's accumulated benefit immediately before such exchange (taking into account such participant's or beneficiary's accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant's employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 ("Section 457 Plans")
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount ($18,000 for 2017). The Plan may provide for additional "catch-up" contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1 / 2 , (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in Qualified plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are

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advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6. Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.  Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 591/2. However, this 10% penalty tax does not apply to a distribution that is either:
(i)  made to a beneficiary (or to the employee's estate) on or after the employee's death;
(ii)  attributable to the employee's becoming disabled under Code Section 72(m)(7);
(iii)  part of a series of substantially equal periodic payments (not less frequently than annually — "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
(iv)  (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
(v)  (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
(vi)  not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or
(vii)  certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:
(viii)  made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;
(ix)  not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or
(x)  for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 591/2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.
b.  RMDs and 50% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.
An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
(i)  the calendar year in which the individual attains age 701/2, or
(ii)  (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
A special rule applies to individuals who attained age 701/2 in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over:
(a)  the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or
(b)  over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such

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designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 701/2.
If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" from a Qualified Plan (described below in "Rollover Distributions"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "Rollover Distributions"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover", the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity

40	Union Security Insurance Company

Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either:
a.  an RMD amount;
b.  one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.  any distribution made upon hardship of the employee.
Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner.
Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken.

Union Security Insurance Company	41

Accumulation Unit Values
(For an Accumulation Unit outstanding throughout the period)
The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this prospectus.

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$5.930	$6.000	$5.539	$4.633	$4.192	$4.171	$3.770	$2.933	$4.349	$4.134
Accumulation Unit Value at end of period	$6.204	$5.930	$6.000	$5.539	$4.633	$4.192	$4.171	$3.770	$2.933	$4.349
Number of Accumulation Units outstanding at end of period (in thousands)	8,913	10,240	11,550	13,185	14,613	16,820	19,741	22,898	27,246	34,969
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.281	$3.292	$3.109	$2.266	$1.941	$2.221	$1.932	$1.344	$2.504	$2.173
Accumulation Unit Value at end of period	$3.415	$3.281	$3.292	$3.109	$2.266	$1.941	$2.221	$1.932	$1.344	$2.504
Number of Accumulation Units outstanding at end of period (in thousands)	3,223	3,860	4,201	4,930	5,418	6,899	8,288	9,679	9,863	10,847
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$44.838	$42.540	$37.113	$27.696	$23.867	$23.916	$21.255	$17.147	$27.706	$25.920
Accumulation Unit Value at end of period	$46.785	$44.838	$42.540	$37.113	$27.696	$23.867	$23.916	$21.255	$17.147	$27.706
Number of Accumulation Units outstanding at end of period (in thousands)	678	768	848	956	1,086	1,239	1,416	1,662	1,976	2,437
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.509	$2.573	$2.309	$1.774	$1.583	$1.584	$1.418	$1.153	$1.729	$1.619
Accumulation Unit Value at end of period	$2.844	$2.509	$2.573	$2.309	$1.774	$1.583	$1.584	$1.418	$1.153	$1.729
Number of Accumulation Units outstanding at end of period (in thousands)	3,772	4,063	4,367	4,711	4,693	5,359	5,774	5,855	6,071	6,659
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$39.543	$37.099	$35.212	$26.186	$21.508	$25.316	$22.459	$16.783	$35.782	$29.003
Accumulation Unit Value at end of period	$39.775	$39.543	$37.099	$35.212	$26.186	$21.508	$25.316	$22.459	$16.783	$35.782
Number of Accumulation Units outstanding at end of period (in thousands)	866	986	1,092	1,222	1,377	1,582	1,792	2,063	2,429	2,868
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.070	$11.857	$10.529	$7.862	$6.281	$6.987	$6.023	$4.711	$8.788	$6.870
Accumulation Unit Value at end of period	$12.832	$13.070	$11.857	$10.529	$7.862	$6.281	$6.987	$6.023	$4.711	$8.788
Number of Accumulation Units outstanding at end of period (in thousands)	12,760	14,427	16,012	18,033	20,429	23,551	27,030	31,306	28,932	34,635
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.881	$24.235	$23.947	$22.806	$20.222	$19.578	$17.085	$11.509	$15.602	$15.386
Accumulation Unit Value at end of period	$25.791	$22.881	$24.235	$23.947	$22.806	$20.222	$19.578	$17.085	$11.509	$15.602
Number of Accumulation Units outstanding at end of period (in thousands)	321	354	418	495	584	634	725	797	816	1,055
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.675	$2.661	$2.806	$2.340	$1.973	$2.325	$2.058	$1.563	$2.743	$2.182
Accumulation Unit Value at end of period	$2.672	$2.675	$2.661	$2.806	$2.340	$1.973	$2.325	$2.058	$1.563	$2.743
Number of Accumulation Units outstanding at end of period (in thousands)	7,944	8,924	9,712	10,850	12,250	14,369	16,645	17,018	19,985	24,224

42	Union Security Insurance Company

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.913	$19.406	$18.176	$13.676	$11.094	$12.297	$10.271	$—	$—	$—
Accumulation Unit Value at end of period	$21.052	$18.913	$19.406	$18.176	$13.676	$11.094	$12.297	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	842	932	985	1,106	1,247	1,460	1,684	—	—	—
Hartford Small Cap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$53.816	$54.848	$52.528	$36.751	$31.731	$31.711	$23.537	$17.621	$28.542	$29.473
Accumulation Unit Value at end of period	$59.665	$53.816	$54.848	$52.528	$36.751	$31.731	$31.711	$23.537	$17.621	$28.542
Number of Accumulation Units outstanding at end of period (in thousands)	707	808	895	1,011	1,125	1,296	1,464	1,706	1,944	2,404
Hartford Small/Mid Cap Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.271	$24.760	$23.850	$17.580	$15.378	$15.766	$12.700	$8.705	$16.602	$15.071
Accumulation Unit Value at end of period	$26.744	$23.271	$24.760	$23.850	$17.580	$15.378	$15.766	$12.700	$8.705	$16.602
Number of Accumulation Units outstanding at end of period (in thousands)	372	406	433	495	564	677	750	873	997	1,315
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.370	$2.338	$2.129	$1.632	$1.446	$1.482	$1.309	$0.937	$1.670	$1.599
Accumulation Unit Value at end of period	$2.512	$2.370	$2.338	$2.129	$1.632	$1.446	$1.482	$1.309	$0.937	$1.670
Number of Accumulation Units outstanding at end of period (in thousands)	1,181	1,112	1,232	1,443	1,655	1,965	2,402	2,646	3,315	4,052
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.516	$3.585	$3.432	$3.526	$3.324	$3.149	$2.969	$2.616	$2.871	$2.780
Accumulation Unit Value at end of period	$3.625	$3.516	$3.585	$3.432	$3.526	$3.324	$3.149	$2.969	$2.616	$2.871
Number of Accumulation Units outstanding at end of period (in thousands)	5,662	6,256	6,997	8,110	9,615	10,537	11,180	12,121	13,130	15,761
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.152	$26.100	$25.730	$26.526	$25.928	$25.059	$24.471	$23.993	$24.477	$23.769
Accumulation Unit Value at end of period	$26.199	$26.152	$26.100	$25.730	$26.526	$25.928	$25.059	$24.471	$23.993	$24.477
Number of Accumulation Units outstanding at end of period (in thousands)	484	559	618	729	853	986	1,165	1,393	1,617	1,836
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.686	$1.707	$1.728	$1.752	$1.776	$1.800	$1.824	$1.848	$1.834	$1.771
Accumulation Unit Value at end of period	$1.680	$1.686	$1.707	$1.728	$1.752	$1.776	$1.800	$1.824	$1.848	$1.834
Number of Accumulation Units outstanding at end of period (in thousands)	3,537	3,904	4,299	5,118	6,322	7,857	8,846	11,714	18,455	14,779
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.015	$2.108	$1.918	$1.474	$1.277	$1.320	$1.167	$0.951	$1.461	$1.359
Accumulation Unit Value at end of period	$2.261	$2.015	$2.108	$1.918	$1.474	$1.277	$1.320	$1.167	$0.951	$1.461
Number of Accumulation Units outstanding at end of period (in thousands)	9,125	10,076	11,043	12,763	14,589	16,590	19,160	1,078	1,373	1,705

Union Security Insurance Company	43

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.983	$32.076	$29.627	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$35.211	$31.983	$32.076	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	992	1,090	1,208	—	—	—	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.661	$9.791	$9.923	$9.984	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.540	$9.661	$9.791	$9.923	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	369	249	178	39	—	—	—	—	—	—

44	Union Security Insurance Company

Further Information About Union Security Insurance Company
ITEM 3. RISK FACTORS
Certain factors may have a material adverse effect on our business, financial condition and results of operations and you should carefully consider them. It is not possible to predict or identify all such factors.
Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except for number of shares, per share amounts, number of employees, number of securities in an unrealized loss position and number of loans.
For additional risks that relate to our business and additional detail on the risks outlined above, please see the Risk Factors in Assurant's 2016 Annual Report on Form 10-K filed with the SEC.
Reinsurers' failure to fulfill obligations.
In the past, Assurant, Inc. ("the Parent") has sold, and in the future the Parent may sell, businesses through reinsurance ceded to third parties. For example, in 2016, the Parent sold the Assurant Employee Benefits segment to Sun Life Assurance Company of Canada (“Sun Life”), a subsidiary of Sun Life Financial Inc., in 2001 the Parent sold the insurance operations of its Fortis Financial Group ("FFG") division to The Hartford Financial Services Group, Inc. ("The Hartford") and in 2000 the Parent sold its Long Term Care division to John Hancock Life Insurance Company ("John Hancock"), now a subsidiary of Manulife Financial Corporation. Most of the assets backing reserves coinsured under these sales are held in trusts or separate accounts. However, if the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert to us.
In January, 2013, The Hartford sold its Individual Life Operations to Prudential Financial, Inc. ("Prudential"). Included in this transaction are the individual life policies remaining in force that were originally transferred to The Hartford as part of the sale of FFG. The assets backing the reserves coinsured from The Hartford to Prudential continue to be held in trusts or separate accounts, and we are subject to the risk that the trust and/or separate account assets are insufficient to support the liabilities that would revert to us. Although The Hartford remains responsible for the sufficiency of the assets backing the reserves, we face risks related to any administrative system changes Prudential implements in administering the business.
The A.M. Best ratings of The Hartford, John Hancock and Sun Life were A-, A+ and A+, respectively, as of March 31, 2017. A.M. Best currently maintains a stable outlook on each of their financial strength ratings.
We also face the risk of again becoming responsible for administering these businesses in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process these businesses. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition. In addition, third parties to whom we have sold businesses in the past may in turn sell these businesses to other third parties, and we could face risks related to the new administrative systems and capabilities of these third parties in administering these businesses.
General economic, financial market and political conditions may materially adversely affect our results of operations and financial condition.
General economic, financial market and political conditions may have a material adverse effect on our results of operations and financial condition. Limited availability of credit, deteriorations of the global mortgage and real estate markets, declines in consumer confidence and consumer spending, low interest rates, increases in prices or in the rate of inflation, high unemployment, or disruptive geopolitical events could contribute to increased volatility and diminished expectations for the economy and the financial markets. Specifically, during periods of economic downturn:
•  individuals and businesses may (i) choose not to purchase our insurance products and other related products and services, (ii) terminate existing policies or contracts or permit them to lapse, and (iii) choose to reduce the amount of coverage they purchase;
•  clients are more likely to experience financial distress or to declare bankruptcy or liquidation, which could have a material and adverse impact on the remittance of premiums from such clients and the collection of receivables from such clients for items such as unearned premiums; and
•  there is an increased risk of fraudulent insurance claims.
Inflationary pressures may also affect the costs associated with our preneed insurance policies, particularly those that are guaranteed to grow with the Consumer Price Index ("CPI"). Additionally, continued uncertainty surrounding the U.S. Federal Reserve’s monetary policy and the new administration could adversely affect the U.S. and the global economy.

Union Security Insurance Company	45

Our actual claims losses may exceed our reserves for claims, requiring us to establish additional reserves or to incur additional expense for settling unreserved liabilities, which could materially affect our results of operations, profitability and capital.
We maintain reserves to cover our estimated ultimate exposure for claims and claim adjustment expenses with respect to reported claims and incurred but not reported claims (“IBNR”) as of the end of each accounting period. Whether calculated under GAAP or Statutory Accounting Principles (“SAP”), reserves are estimates. Reserving is inherently a matter of judgment; our ultimate liabilities could exceed reserves for a variety of reasons, including changes in macroeconomic factors (such as unemployment and interest rates), case development and other factors. From time to time, we also adjust our reserves, and may adjust our reserving methodology, as these factors and our claims experience changes. Reserve development, changes in our reserving methodology and paid losses exceeding corresponding reserves could have a material adverse effect on our results of operations.
A.M. Best, Moody's, and S&P rate the financial strength of the Company and a decline in these ratings could affect our standing in the insurance industry and cause our sales and earnings to decrease.
Ratings are an important factor in establishing the competitive position of insurance companies. A.M. Best Company ("A.M. Best"), Moody's Investor Services ("Moody's") and Standard & Poor's Inc. ("S&P") ratings reflect their opinions of our financial strength, operating performance, strategic position and ability to meet our obligations to policyholders. These ratings are subject to periodic review by A.M. Best, Moody's, and S&P, and we cannot assure that we will be able to retain these ratings.
Any reduction in our ratings could materially adversely affect the demand for our products by intermediaries and consumers, and materially adversely affect our results. In addition, any reduction in our financial strength ratings could materially adversely affect our cost of borrowing.
Reliance on relationships with significant clients, distributors and other parties or if those parties face financial, reputational or regulatory issues.
Our relationships and contractual arrangements with significant clients, distributors and other parties with whom we do business are important to the success of our business. If our significant clients, distributors and/or other parties with which we do business decline to renew or seek to terminate our relationships or contractual arrangements, our results of operations and financial condition could be materially adversely affected. We are also subject to the risk that these parties may face financial difficulties, reputational issues or problems with respect to their own products and services or regulatory restrictions or compliance issues.
Market conditions, changes in interest rates, and prolonged periods of low interest rates may materially affect our results.
Recent periods have been characterized by low interest rates; though there have been recent increases in the fourth quarter of 2016. A prolonged period during which interest rates remain at historically low levels may result in lower-than-expected net investment income and larger required reserves. In addition, certain statutory capital requirements are based on formulas or models that consider interest rates and a prolonged period of low interest rates may increase the statutory capital we are required to hold.
Changes in interest rates may materially adversely affect the performance of some of our investments. Interest rate volatility may materially increase or reduce unrealized gains or unrealized losses in our portfolios. Interest rates are highly sensitive to many factors, including governmental monetary policies, domestic and international economic and political conditions and other factors beyond our control.
The fair market value of the fixed maturity securities in our portfolio and the investment income from these securities fluctuate depending on general economic and market conditions. Because all of our fixed maturity securities are classified as available for sale, changes in the market value of these securities are reflected in our consolidated balance sheets. Their fair market value generally increases or decreases in an inverse relationship with fluctuations in interest rates, while net investment income from fixed maturity investments increases or decreases directly with interest rates. In addition, actual net investment income and cash flows from investments that carry prepayment risk, such as mortgage-backed and other asset-backed securities, may differ from those anticipated at the time of investment as a result of interest rate fluctuations. An increase in interest rates will also decrease the net unrealized gains in our current investment portfolio.
We employ asset/liability management strategies to manage the adverse effects of interest rate volatility and the likelihood that cash flows are unavailable to pay claims as they become due. Our asset/liability management strategies do not completely eliminate the adverse effects of interest rate volatility, and significant fluctuations in the level of interest rates may require us to liquidate investments prior to maturity at a significant loss to pay claims. This could have a material adverse effect on our results of operations and financial condition.

46	Union Security Insurance Company

Our preneed insurance policies are subject to increasing death benefits. In extended periods of declining interest rates or rising inflation, there may be compression in the spread between the death benefit growth rates on these policies and the investment income that we can earn, resulting in a negative spread. As a result, declining interest rates or high inflation rates may have a material adverse effect on our results of operations and our overall financial condition.
Our investment portfolio is subject to various risks that may result in realized investment losses
We are subject to credit risk in our investment portfolio, primarily from our investments in corporate bonds, preferred stocks, municipal bonds, and commercial mortgages. Defaults by third parties in the payment or performance of their obligations could reduce our investment income and realized investment gains or result in the continued recognition of investment losses. The value of our investments may be materially adversely affected by increases in interest rates, downgrades in the corporate bonds included in the portfolio and by other factors that may result in the continued recognition of other-than-temporary impairments. Each of these events may cause us to reduce the carrying value of our investment portfolio.
Further, the value of any particular fixed maturity security is subject to impairment based on the creditworthiness of a given issuer. A significant increase in defaults and impairments on our fixed maturity investment portfolio could materially adversely affect our results of operations and financial condition.
We currently invest in a small amount of equity securities. However, we have had higher percentages in the past and may make more such investments in the future. Investments in equity securities generally provide higher expected total returns but present greater risk to preservation of capital than our fixed maturity investments.
If treasury rates or credit spreads were to increase, the Company may have additional realized and unrealized investment losses and increases in other-than-temporary impairments. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Inherently, there are risks and uncertainties involved in making these judgments. Changes in facts, circumstances, or critical assumptions could cause management to conclude that further impairments have occurred. This could lead to additional losses on investments.
Derivative instruments generally present greater risk than fixed maturity investments or equity investments because of their greater sensitivity to market fluctuations. We use derivative instruments to manage the exposure to inflation risk created by our preneed insurance policies that are tied to the CPI. The protection provided by these derivative instruments begins at higher levels of inflation. However, exposure can still exist due to potential differences in the amount of business and the notional amount of the protection. This could have a material adverse effect on our results of operations and financial condition.
Our commercial mortgage loans and real estate investments subject us to liquidity risk.
Our commercial mortgage loans on real estate investments are relatively illiquid. If we require extremely large amounts of cash on short notice, we may have difficulty selling these investments at attractive prices and in a timely manner.
Environmental liability exposure may result from our commercial mortgage loan portfolio and real estate investments
Liability under environmental protection laws resulting from our commercial mortgage loan portfolio and real estate investments may weaken our financial strength and reduce our profitability.
Failure to protect our clients’ confidential information and privacy could harm our reputation, cause us to lose customers, reduce our profitability and subject us to fines, litigation and penalties, and the costs of compliance with privacy and security laws could adversely affect our business
Our businesses are subject to a variety of privacy regulations and confidentiality obligations. If we do not comply with state and federal privacy and security laws and regulations, or contractual provisions, requiring us to protect confidential information and provide notice to individuals whose information is improperly disclosed, or if we are subject to a significant data breach or cyber-attack or vendor or employee misconduct, we could experience adverse consequences, including loss of customers and related revenue, regulatory problems (including fines and penalties), harm to our reputation and civil litigation, which could adversely affect our business and results of operations. We have incurred and will continue to incur substantial costs in complying with the requirements of applicable privacy and security laws.
System security risks, data protection breaches and cyber-attacks could adversely affect our business and results of operations.
Our information technology systems are vulnerable to threats from computer viruses, natural disasters, unauthorized access, cyber-attack and other similar disruptions. Although we have network security measures in place, they may not be sufficient to prevent the penetration of our network and misappropriation or compromise of confidential information, fraud, system disruptions or shutdowns.

Union Security Insurance Company	47

We receive and are required to protect confidential information from customers, vendors and other third parties that includes personal information. If any disruption or security breach results in a loss or damage to our data, or inappropriate disclosure of our confidential information or that of others, it could damage our reputation, affect our relationships with our customers and clients, lead to claims against the Company, result in regulatory action and harm our business. In addition, we may be required to incur significant costs to mitigate the damage caused by any security breach or to protect against future damage.
Failure to develop and maintain distribution sources or attract and retain sales representatives.
An interruption in, or changes to, our relationships with various third-party distributors or our inability to attract and retain sales representatives could impair our ability to compete and market our insurance products and services and materially adversely affect our results of operations and financial condition.
Failure to accurately predict claims and other costs.
We may be unable to accurately predict claims and other costs or to manage such costs through our loss limitation methods. This ability could be affected by factors such as inflation, changes in the regulatory environment, changes in industry practices or changes in legal, social or environmental conditions. Political or economic conditions can also affect the availability of programs on which our business may rely to accurately predict claims. The inability to accurately predict and price for claims and other costs could materially adversely affect our results of operations and financial condition.
Credit risk of some of our agents.
We advance agents' commissions as part of our pre-funded funeral insurance ("preneed") insurance product offerings. These advances are a percentage of the total face amount of coverage as opposed to a percentage of the first-year premium paid, the formula that is more common in other life insurance markets. There is a one-year payback provision against the agency if death or lapse occurs within the first policy year.
We are subject to extensive laws and regulations and risks related to changes in regulation and litigation and regulatory actions.
We are subject to comprehensive regulation and oversight by insurance departments in jurisdictions in which we do business. These insurance departments have broad administrative powers with respect to all aspects of the insurance business and, in particular, monitor the manner in which an insurance company offers, sells and administers its products. Therefore, we may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations and practices.
Legislation or other regulatory reform that increases the regulatory requirements imposed on us or that changes the way we are able to do business may significantly harm our business or results of operations in the future.
In addition, regulators in certain states have hired third party auditors to audit the unclaimed property records of insurance companies operating in those states. Among other companies, the Parent is currently subject to these audits in a number of states and has been responding the information requests from these auditors.
The prevalence and outcomes of any such actions cannot be predicted, and no assurances can be given that such actions or any litigation would not materially adversely affect our results of operations and financial condition. In addition, if we were to experience difficulties with our relationship with a regulatory body in a given jurisdiction, it could have a material adverse effect on our ability to do business in that jurisdiction.
As part of a previously disclosed settlement between the Parent and the U.S. Securities and Exchange Commission (the "SEC"), the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940. If the Company fails to continue to meet the conditions in the application for permanent relief, then the Company could lose its ability to act as depositor of the separate accounts related to the FFG businesses sold to the Hartford in 2001. This could result in significant costs to restructure the modified coinsurance structure currently in place.
We depend on the Parent for certain administrative, strategic and operational support. We cannot predict at this time the effect that current litigation, investigations and regulatory activity will have on Assurant or our business, but any adverse outcome could have a material adverse effect on our business, results of operations or financial condition.
ITEM 10. INTERESTS OF NAMED EXPERTS AND COUNSEL
Jessica M. Olich, Esq., who serves as an Assistant Secretary of the Company, has given a legal opinion as to the validity of the Contracts. In addition, Ms. Olich owns less than 1% of shares of common stock of the Company's parent, Assurant, Inc.

48	Union Security Insurance Company

ITEM 11. INFORMATION WITH RESPECT TO THE REGISTRANT
(A) DESCRIPTION OF THE BUSINESS
Legal Organization
Union Security Insurance Company is a stock life insurance company formed in 1910 and organized under the laws of the State of Kansas. Since 1984, it has been an indirect wholly owned subsidiary of Assurant, Inc. ("Assurant"), which is a global provider of risk management solutions in the housing and lifestyle markets, protecting where people live and the goods they buy. Assurant operates in North America, Latin America, Europe and Asia. Assurant is traded on the New York Stock Exchange under the symbol AIZ.
In this report, references to "the Company," "Union Security," "we," "us" or "our" refer to Union Security Insurance Company.
Business Organization
The Company, which is licensed to sell life, health and annuity insurance in the District of Columbia and in all states except New York, writes insurance products that are marketed by Assurant’s operating segments (see Assurant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for a full description of each of these segments).
On March 1, 2016, the Parent sold its Assurant Employee Benefits (“AEB”) segment to Sun Life Assurance Company of Canada (“Sun Life”), a subsidiary of Sun Life Financial Inc. The transaction was primarily structured as a reinsurance agreement, as well as the sale of certain legal entities that included ceding commission and other consideration. The Company performed a substantial portion of the operations of the AEB segment. The reinsurance transaction does not extinguish the Company’s primary liability on the policies issued or assumed by subsidiaries that are parties to the reinsurance agreements, thus any gains associated with the prospective component of the reinsurance transaction are deferred and amortized over the contract period, including contractual renewal periods, in proportion to the amount of the insurance coverage provided. The Company also has an obligation to continue to write and renew certain policies for a period of time until Sun Life commences policy writing and renewal. See note 1 for more information.
The products affected by the sale are group disability, group life, group vision, group worksite and certain group dental insurance products. The Company also provided administrative services under administrative services agreements to other subsidiaries of the Parent that provide prepaid dental products. In addition, we reinsured disability and life products through our former affiliate, Disability Reinsurance Management Services, Inc (“DRMS”) which was included in the sale to Sun Life.
With respect to Assurant Global Preneed segment, we administer preneed life insurance products which are currently in run-off. Finally, with respect to the Assurant Global Housing segment, we issue accidental death and dismemberment policies for which the segment performs the selling, marketing, and administration functions. Of our total 2016 revenues, excluding net realized gains on investments and amortization of deferred gain on disposal of business, 68% was from the Assurant Employee Benefits segment, and 25% was from the Assurant Global Preneed segment. The other remaining Assurant segments make up 7% of total revenue.
As an indirect wholly owned subsidiary of Assurant, Union Security does not have any publicly issued equity or debt securities. We are, however, subject to certain filing requirements under the federal securities laws because we have issued certain variable and market value adjusted insurance contracts, which are required to be registered as securities. Effective April 1, 2001, Assurant exited this line of business and sold the business segment, then referred to as FFG, to The Hartford. This sale was accomplished by means of reinsurance and modified coinsurance. As a result, The Hartford is contractually responsible for servicing the insurance contracts, including the payment of benefits, oversight of investment management, overall contract administration and funding of reserves. If The Hartford fails to fulfill its obligations, however, we will be obligated to perform the services and make the required payments and funding.
As of December 31, 2016, we had 7 employees. We believe that employee relations are satisfactory.
For additional information that relates to our business, we refer you to Assurant’s 2016 Annual Report on Form 10-K filed with the SEC and available on the SEC website at www.sec.gov or through Assurant’s website at www.assurant.com.
(B) DESCRIPTION OF THE PROPERTY
Our principal office is in Kansas City, Missouri, where we lease office space in a building owned by Assurant. We believe that our leased properties are adequate for our current business operations. The sale of AEB to Sun Life did not impact the lease the Company has with Assurant, however, the Company receives sublease income from Sun Life for their use of the office space.
(C) LEGAL PROCEEDINGS
The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff and may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. Although

Union Security Insurance Company	49

the Company cannot predict the outcome of any litigation, regulatory examination or investigation, it is possible that the outcome of such matters could have a material adverse effect on the Company’s results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matter is likely to have a material adverse effect individually or in the aggregate, on the Company’s financial condition.
(D) NOT APPLICABLE.

50	Union Security Insurance Company

(E) FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of Union Security Insurance Company:
In our opinion, the consolidated balance sheets and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity, and cash flows present fairly, in all material respects, the financial position of Union Security Insurance Company and its subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules, which include Schedule I, Schedule III, Schedule IV, and Schedule V, present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, NY
April 20, 2017

Union Security Insurance Company	51

Union Security Insurance Company
Consolidated Balance Sheets
At December 31, 2016 and 2015

	December 31, 2016	December 31, 2015
	(in thousands except per share and share amounts)
Assets
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost — $871,466 in 2016 and $2,172,677 in 2015)	$1,028,663	$2,446,921
Equity securities available for sale, at fair value (cost — $85,702 in 2016 and $144,407 in 2015)	93,617	158,082
Commercial mortgage loans on real estate, at amortized cost	98,451	420,569
Policy loans	7,376	10,031
Short-term investments	2,714	90,497
Other investments	58,125	42,330
Total investments	1,288,946	3,168,430
Cash and cash equivalents	8,914	60,137
Premiums and accounts receivable, net	2,000	62,781
Reinsurance recoverables	3,565,032	2,225,924
Accrued investment income	14,252	34,818
Other assets	14,372	114,535
Assets held in separate accounts	1,500,200	1,596,250
Total assets	$6,393,716	$7,262,875
Liabilities
Future policy benefits and expenses	$3,068,051	$2,875,419
Unearned premiums	28,062	34,076
Claims and benefits payable	1,412,872	1,719,916
Deferred gain on disposal of businesses	200,424	58,368
Accounts payable and other liabilities	19,467	208,171
Liabilities related to separate accounts	1,500,200	1,596,250
Total liabilities	6,229,076	6,492,200
Commitments and contingencies (Note 14)
Stockholder's equity
Common stock, par value $5 per share, 1,000,000 shares authorized, issued, and outstanding	5,000	5,000
Additional paid-in capital	55,919	515,630
Retained earnings	—	66,510
Accumulated other comprehensive income	103,721	183,535
Total stockholder's equity	164,640	770,675
Total liabilities and stockholder's equity	$6,393,716	$7,262,875

See the accompanying Notes to the Consolidated Financial Statements

52	Union Security Insurance Company

Union Security Insurance Company
Consolidated Statements of Operations
Years Ended December 31, 2016, 2015 and 2014

	Years Ended December 31,
	2016	2015	2014
	(in thousands)
Revenues
Net earned premiums	$180,312	$1,047,541	$1,035,467
Net investment income	97,770	169,453	180,734
Net realized gains on investments, excluding other-than-temporary investment losses	165,122	17,044	16,365
Total other-than-temporary investment losses	(1,973)	(7,724)	(55)
Portion of net (loss) income recognized in other comprehensive income, before taxes	(206)	701	31
Net other-than-temporary investment losses recognized in earnings	(2,179)	(7,023)	(24)
Amortization of deferred gains and gains (losses) on disposal of businesses	364,509	9,092	(5,147)
Fees and other income	6,670	14,810	11,934
Total revenues	812,204	1,250,917	1,239,329
Benefits, losses and expenses
Policyholder benefits	152,700	749,584	746,101
Amortization of deferred acquisition costs and value of business acquired	7,053	34,219	32,638
Underwriting, general and administrative expenses	119,415	352,000	356,413
Goodwill impairment	17,285	—	—
Total benefits, losses and expenses	296,453	1,135,803	1,135,152
Income before provision for income taxes	515,751	115,114	104,177
Provision for income taxes	206,243	41,013	34,999
Net income	$309,508	$74,101	$69,178
See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company	53

Union Security Insurance Company
Consolidated Statements of Comprehensive Income
Years Ended December 31, 2016, 2015 and 2014

	Years Ended December 31,
	2016	2015	2014
	(in thousands)
Net income	$309,508	$74,101	$69,178
Other comprehensive (loss) income:
Change in unrealized gains on securities, net of taxes of $42,587, $53,461, and $(55,020), respectively	(79,082)	(99,293)	102,176
Change in other-than-temporary impairment gains (losses) recognized in other comprehensive income, net of taxes of $395, $533, and $(830), respectively	(732)	(990)	1,541
Total other comprehensive (loss) income	(79,814)	(100,283)	103,717
Total comprehensive income (loss)	$229,694	$(26,182)	$172,895
See the accompanying Notes to the Consolidated Financial Statements

54	Union Security Insurance Company

Union Security Insurance Company
Consolidated Statements of Changes in Stockholder's Equity
At December 31, 2016, 2015 and 2014

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
	(in thousands)
Balance, January 1, 2014	$5,000	$515,630	$103,231	$180,101	$803,962
Net income	—	—	69,178	—	69,178
Dividends	—	—	(97,000)	—	(97,000)
Other comprehensive income	—	—	—	103,717	103,717
Balance, December 31, 2014	$5,000	$515,630	$75,409	$283,818	$879,857
Net income	—	—	74,101	—	74,101
Dividends	—	—	(83,000)	—	(83,000)
Other comprehensive loss	—	—	—	(100,283)	(100,283)
Balance, December 31, 2015	$5,000	$515,630	$66,510	$183,535	$770,675
Net income	—	—	309,508	—	309,508
Dividends (1)	—	(513,982)	(376,018)	—	(890,000)
Capital contribution from affiliated entity	—	54,271	—	—	54,271
Other comprehensive loss	—	—	—	(79,814)	(79,814)
Balance, December 31, 2016	$5,000	$55,919	$—	$103,721	$164,640
(1) Dividends are required to be deducted from retained earnings and when depleted, deducted from additional paid-in capital.
See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company	55

Union Security Insurance Company
Consolidated Statements of Cash Flows
Years Ended December 31, 2016, 2015 and 2014

	Years Ended December 31,
	2016	2015	2014
	(in thousands)
Operating activities
Net income	$309,508	$74,101	$69,178
Adjustments to reconcile net income to net cash used in operating activities:
Noncash revenues, expenses, gains and losses included in income:
Amortization of deferred (gain) and (gains) losses on disposal of businesses	(364,509)	(9,092)	5,147
Depreciation and amortization	1,779	4,657	4,851
Net realized gains on investments (1)	(162,943)	(10,021)	(16,341)
Change in modified coinsurance assets (1)	(29,704)	—	—
Goodwill impairment	17,285	—	—
Changes in operating assets and liabilities:
Change in reinsurance recoverable	(7,647)	(120)	(149)
Change in premiums and accounts receivable	40,469	2,981	(6,153)
Change in insurance policy reserves and expenses	(76,163)	(104,924)	(111,616)
Change in accounts payable and other liabilities	(27,729)	7,348	2,865
Change in income taxes	(66,613)	14,451	13,526
Other	(30,445)	(5,967)	(4,011)
Net cash used in operating activities	(396,712)	(26,586)	(42,703)
Investing activities
Sales of:
Fixed maturity securities available for sale	264,957	266,522	267,664
Equity securities available for sale	34,523	44,448	26,838
Other invested assets	16,757	85,780	28,780
Subsidiary, net of cash transferred (1)	880,507	—	—
Commercial mortgage loans on real estate (2)	51,176	—	—
Maturities, calls, prepayments, and scheduled redemption of:
Fixed maturity securities available for sale	66,312	109,789	156,961
Commercial mortgage loans on real estate	27,954	123,293	103,127
Purchases of:
Fixed maturity securities available for sale	(478,095)	(308,162)	(347,194)
Equity securities available for sale	(39,886)	(64,712)	(55,202)
Commercial mortgage loans on real estate	(8,398)	(43,665)	(40,550)
Other invested assets	(2,597)	(6,677)	(12,223)
Change in short-term investments	(145,036)	(44,634)	353
Change in collateral held under securities lending	—	42,941	(712)
Change in policy loans	1,196	1,632	798
Net cash provided by investing activities	669,370	206,555	128,640
Financing activities
Cash dividends paid	(379,333)	(83,000)	(97,000)
Capital contribution from affiliated entity (1)	54,271	—	—
Change in obligation under securities lending	—	(42,941)	712
Net cash used in financing activities	(325,062)	(125,941)	(96,288)
Cash included in held for sale assets	1,181	(1,181)	—
Change in cash and cash equivalents	(51,223)	52,847	(10,351)
Cash and cash equivalents at beginning of period	60,137	7,290	17,641
Cash and cash equivalents at end of period	$8,914	$60,137	$7,290
Supplemental information:

56	Union Security Insurance Company

Income taxes paid	$273,169	$26,570	$34,917
(1) Related to the sale of Assurant Employee Benefits segment mainly through reinsurance transactions.
(2) For further information see Note 3.
See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company	57

Notes to Consolidated Financial Statements
December 31, 2016, 2015 and 2014
(In thousands except number of shares, per share amounts, number of securities in an unrealized loss position and number of loans)

1. NATURE OF OPERATIONS AND ITEMS IMPACTING BASIS OF PRESENTATION
Overview: Union Security Insurance Company (the “Company”) is a provider of life and health insurance products, including group disability insurance, group dental insurance, group life insurance, group vision insurance, supplemental worksite insurance, small employer group health insurance and pre-funded funeral insurance (“preneed”). As previously announced, Assurant, Inc. (the "Parent") sold its Assurant Employee Benefits ("AEB") segment on March 1, 2016 mainly through a series of reinsurance transactions with United States branch of Sun Life Assurance Company of Canada ("Sun Life"), a subsidiary of Sun Life Financial Inc. The products affected by the sale are group life, group dental, group vision, group disability, and supplemental worksite insurance products. In addition we reinsured disability and life products through our former affiliate, Disability Reinsurance Management Services, Inc. ("DRMS") which was also sold to Sun Life. The sale of AEB had a material impact to the results of operations, cash flows and financial condition of the Company.
The Company is a wholly-owned subsidiary of the Parent. The Parent’s common stock is traded on the New York Stock Exchange under the symbol AIZ.
The Company distributes its products in the District of Columbia and in all U.S. states except New York.
Sale of Assurant Employee Benefits: On March 1, 2016, the Parent completed the sale of its Assurant Employee Benefits segment through a series of transactions with Sun Life, for net cash consideration of $926,174 and contingent consideration of $16,000 related to specified account renewals. The condition for the recognition of the $16,000 contingent consideration was met later in 2016, which was subsequently collected from Sun Life. The Company received their allocated portion of $15,200. The Company's allocated cash consideration was $884,357(and the remaining cash consideration was attributable to other Assurant affiliates). The transaction was primarily structured as a reinsurance arrangement, as well as the sale of certain legal entities that included ceding commission and other consideration. The reinsurance transaction does not extinguish the Company's primary liability on the policies it has issued or assumed, thus any gains associated with the prospective component of the reinsurance transaction are deferred and amortized over the contract period, including contractual renewal periods, in proportion to the amount of insurance coverage provided. The Company also has an obligation to continue to write and renew certain policies for a period of time until Sun Life commences policy writing and renewal.
The Company was required to allocate the proceeds considering the relative fair value of the reinsurance for existing claims (accounted for as retroactive reinsurance) and reinsurance for inforce policies with remaining terms and future business (primarily accounted for as prospective reinsurance). During 2016, the Company recorded an estimated gain of $604,135 (of which $491,365 was required to be deferred and amortized) based on proceeds compared to the relative net assets transferred and other expenses, with realized gains on invested assets transferred, as well as its share of the contingent consideration and final closing adjustments.
The total deferred gain amount will primarily be recognized as revenue over the contract period in proportion to the amount of insurance coverage provided, including estimated contractual renewals pursuant to rate guarantees. Over 90% of the deferred gain related to this transaction is expected to be earned by the end of 2018. The Company recognized $340,934 of amortization of the deferred gains for the twelve months ended December 31, 2016. The remaining deferred gain related to this transaction was $150,431 as of December 31, 2016. The ultimate amortization pattern will be dependent on a number of factors including the exact timing of when Sun Life commences directly writing and renewing policies and the sales and persistency on business the Company is obligated to write and renew in the interim.
The total pre-tax gain recognized by the Company during the year ended December 31, 2016 was $453,704.

58	Union Security Insurance Company

The following represents a summary of the pre-tax gain recognized in 2016 by transaction component, including other related transaction components, as well as the related classification within the Consolidated Financial Statements:

Total expected gains, after adjustment and contingent consideration	$604,135

Initial transaction components:
Gain on sale of entities	6,602
Novations (b)	59,096
Loss on retroactive reinsurance component, before realized gains (c)	(109,590)
Net loss prior to realized gains on transferred securities supporting retroactive reinsurance component(a)	(43,892)
Realized gains on transferred securities supporting retroactive reinsurance component (c)	141,462
Net gains on initial transaction	$97,570

Realized gains related to contingent consideration (d)	15,200

Deferred gains as of March 1, 2016, after transaction adjustments	491,365
Amortization of deferred gains for the year ended December 31, 2016 (d)	340,934
Deferred gains as of December 31, 2016 (e)	150,431
Total net gains realized for 2016 (f)	$453,704
(a) Amount classified within underwriting, general, and administrative expenses within the consolidated statements of operations.
(b) Novations of certain insurance policies directly to Sun Life allowed for immediate gain recognition.
(c) Reinsurance of existing claims liabilities requires retroactive accounting, necessitating losses to be recognized immediately. However, upon transfer of the associated assets supporting the liabilities, the Company recognized realized gains which more than offset the loss on the retroactive reinsurance component. The Company was required to classify the realized gains as part of net realized gains on investments, within the consolidated statements of operations.
as part of net realized gains on investments, within the consolidated statements of operations.
(d) Amount classified as amortization of deferred gains and gains on disposal of businesses within the consolidated statements of operations.
(e) Amount classified as a component of the deferred gains on disposal of businesses within the consolidated balance sheets.
(f) Total net gains realized for 2016 consists of the sum of the net gains on initial transaction of $97,570, realized gains related to contingent consideration of $15,200 and the amortization of deferred gains for the year ended December 31, 2016 of
$340,934.
The Company will review and evaluate the estimates affecting the deferred gain each period or when significant information affecting the estimates becomes known, and will adjust the prospective revenue to be recognized accordingly.
Dividends to Parent: The Company declared and paid dividends of $890,000 during the year ended December 31, 2016, primarily using the proceeds from the sale of AEB. The Company was required to first deduct the dividends from available retained earnings of ($376,018) with the remaining from additional paid in capital. The dividends were paid in the form of cash and investments of $379,333 and $510,667, respectively.
Impairment of Goodwill: Due to the Assurant Employee Benefits sale to Sun Life, the Company no longer expects to have sufficient income from continuing operations that will support the realization of its goodwill. As a result of this change, the Company impaired all of its goodwill of $17,285 during 2016.
Other transactional impacts: The Company also received a capital contribution of $54,271 from an affiliated entity related to the sale of AEB based on the difference in contractual and allocated consideration attributable to that entity.
Income from AEB presented in the financial statements: The pre-tax income for AEB (prior to the sale of Sun Life) was $14,025, $72,764 and $73,038 for the years ended December 31, 2016, 2015 and 2014, respectively.

Union Security Insurance Company	59

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Amounts are presented in United States of America (“U.S.”) dollars and all amounts are in thousands, except for number of shares, per share amounts, number of securities and number of loans.
Principles of Consolidation
The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All inter-company transactions and balances are eliminated in consolidation.
Use of Estimates
The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. The items on the Company’s balance sheets affected by the use of estimates include but are not limited to, investments, premiums and accounts receivable, reinsurance recoverables, deferred acquisition costs (“DAC”), deferred income taxes and associated valuation allowances, goodwill, valuation of business acquired (“VOBA”), future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates recorded.
Comprehensive Income (Loss)
Comprehensive income (loss) is comprised of net income, net unrealized gains and losses on securities classified as available for sale and net unrealized gains and losses on other-than-temporarily impaired securities, less deferred income taxes.
Reclassifications
Certain prior period amounts have been reclassified to conform to the 2016 presentation.
Fair Value
The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 4 for further information.
Investments
Fixed maturity and equity securities are classified as available for sale, as defined in the investments guidance, and reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities or the cost for equity securities, the excess is an unrealized gain; and, if lower than cost, the difference is an unrealized loss. Net unrealized gains and losses on securities classified as available for sale, less deferred income taxes, are included in accumulated other comprehensive income (“AOCI”).
Commercial mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for losses. The allowance is based on management’s analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan is considered individually impaired when it becomes probable the Company will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment include, but are not limited to, whether the loan is current, the value of the collateral and the financial position of the borrower. If a loan is individually impaired, the Company uses one of the following valuation methods based on the individual loan’s facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows, (2) the loan's observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses are recorded in net realized losses on investments, excluding other-than-temporary impairment (“OTTI”) losses.
The Company ceases accruing interest income on loans after 90 days of non-payments of principal and interest (unless the loans are both well secured and in the process of collection). A loan may be placed in such status before this time if information is available that suggests its impairment is probable.
Policy loans are reported at unpaid principal balances, which do not exceed the cash surrender value of the underlying policies.

60	Union Security Insurance Company

Short-term investments include money market funds and short maturity investments. These amounts are reported at cost or amortized cost, which approximates fair value.
Other investments consist primarily of investments in joint ventures and partnerships. The joint ventures and partnerships are valued according to the equity method of accounting. In applying the equity method the Company uses financial information provided by the investee, generally on a three month lag.
The Company monitors its investment portfolio to identify investments that may be other-than-temporarily impaired. See Note 3 for further information.
Realized gains and losses on sales of investments are recognized on the specific identification basis.
Investment income is recorded as earned and reported net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.
The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield.
Cash and Cash Equivalents
The Company considers cash on hand, all operating cash and working capital cash to be cash equivalents. These amounts are carried at cost, which approximates fair value.
Uncollectible Receivable Balance
The Company maintains allowances for doubtful accounts for probable losses resulting from the inability to collect payments.
Reinsurance
Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the consolidated balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company’s primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral (in the form of funds withheld, trusts, and letters of credit) as security under the reinsurance agreements. An allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management’s experience and current economic conditions.
Funds withheld under reinsurance represent amounts contractually held from assuming companies in accordance with reinsurance agreements which can be used to pay related insurance obligations.
Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in- force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.
Income Taxes
The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement. Entities with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.
Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.
The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.

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Other Assets
Other assets include prepaid items and value of business acquired in acquisitions. As of December 31, 2015, other assets also included held for sale assets related to the disposition of the AEB business and deferred acquisition costs and other intangible assets related to the AEB business.
Separate Accounts
Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations because the accounts are administered by reinsurers.
Reserves
Reserves are established in accordance with GAAP, using generally accepted actuarial methods and reflect judgments about expected future claim payments. Factors used in their calculation include experience derived from historical claim payments and actuarial assumptions. Calculations incorporate assumptions about the incidence of incurred claims, the extent to which all claims have been reported, and internal claims processing charges and other relevant factors. While the methods of making such estimates and establishing the related liabilities are periodically reviewed and updated, the estimation of reserves is not an exact process given that management is using historical information and methods to project future events and reserve outcomes.
The recorded reserves represent our best estimates at a point in time of the ultimate settlement and administration of a claim or group of claims based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, inflation, judicial trends, legislative changes and claims handling procedures.
Many of these items are not directly quantifiable. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the consolidated statement of operations in the period in which such estimates are updated. Because establishment of reserves is an inherently complex process involving significant judgment, there can be no certainty that future settlement amounts for claims incurred through the financial reporting date will not vary from reported claims reserves. Future loss development could require reserves to be increased or decreased, which could have a material effect on our earnings in the periods in which such increases or decreases are made. However, based on information currently available, we believe our reserve estimates are adequate.
Long Duration Contracts
The Company’s long duration contracts primarily consist of those policies disposed of via reinsurance (FFG, LTC and AEB contracts), preneed life insurance policies and annuity contracts, as well as include policies no longer offered consisting of traditional life, group life conversion and medical policies.
Future policy benefits and expense reserves for preneed investment-type annuities, and the variable life insurance and investment-type annuity contracts in FFG consist of policy account balances before applicable surrender charges and certain deferred policy initiation fees that are being recognized in income over the terms of the policies. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. An unearned revenue reserve is also recorded for those preneed investment-type annuities which represent the balance of the excess of gross premiums over net premiums that is still recognized in future years’ income in a constant relationship to estimated gross profits.
Future policy benefits and expense reserves for preneed life insurance contracts are reported at the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions are selected using best estimates for expected investment yield, inflation, mortality and withdrawal rates. These assumptions reflect current trends, are based on Company experience and include provision for possible unfavorable deviation. An unearned revenue reserve is also recorded for these contracts which represents the balance of the excess of gross premiums over net premiums that is still to be recognized in future years’ income in a constant relationship to insurance in force.
The policies disposed of via reinsurance and certain life, annuity and group life conversion policies no longer offered are equal to the present value of future benefits to policyholders plus related expenses less the present value of the future net premiums. These amounts are estimated based on assumptions as to the expected investment yield, inflation, mortality, morbidity and withdrawal rates as well as other assumptions that are based on the Company’s experience. These assumptions reflect anticipated trends and include provisions for possible unfavorable deviations.

62	Union Security Insurance Company

Risks related to the reserves recorded for policies under FFG, LTC and AEB have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the policyholders, changes in and deviations from economic mortality, morbidity, and expense assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.
Changes in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are revised.
Short Duration Contracts
The Company’s short duration contracts include AEB contracts disposed of via reinsurance (group term life, group disability, dental, vision), medical contracts no longer offered and credit disability contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims.
Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are revised.
Deferred Gain on Disposal of Businesses
On March 1, 2016, the Company sold its AEB business primarily through coinsurance contracts. On March 1, 2000, the Company sold its LTC business using a coinsurance contract. On April 2, 2001, the Company sold its FFG business using coinsurance and a modified coinsurance contract. Since the form of these sales did not discharge the Company’s primary liability to the insureds, the gain on these disposals was deferred and reported as a liability. The liability is decreased and recognized as revenue over the estimated life of the contracts’ terms. For the deferred gains related to the disposal of the AEB, FFG and LTC businesses, the Company periodically reviews and evaluates the estimates affecting the deferred gain on disposal of the business, and adjusts the revenue recognized accordingly.
Premiums
Long Duration Contracts
Prior to the disposal of the AEB business, the Company’s long duration contracts consisted of group worksite insurance policies. Revenues are recognized ratably as earned income over the premium-paying periods of the policies for the group worksite insurance products. After March 1, 2016, all revenue for the AEB business is ceded.
For life insurance policies previously sold by the preneed business (no longer offered), revenue is recognized when due from policyholders.
For investment-type annuity contracts previously sold by the preneed business (no longer offered), revenues consist of charges assessed against policy balances.
Premiums for LTC insurance and traditional life insurance contracts within FFG are recognized as revenue when due from the policyholder. For universal life insurance and investment-type annuity contracts within FFG, revenues consist of charges assessed against policy balances. For the FFG and LTC businesses previously sold, all revenue is ceded.
Short Duration Contracts
The Company’s short duration contracts revenue is recognized over the contract term in proportion to the amount of insurance protection provided. The Company’s short duration contracts primarily include the AEB contracts disposed of via reinsurance (group term life, group disability, dental, vision), individual medical products no longer offered and credit disability. After March 1, 2016, all revenue for the AEB business is ceded.
Total Other-Than-Temporary Impairment Losses
For debt securities with credit losses and non-credit losses or gains, total OTTI losses is the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount does not include any securities that had fair value increases. For equity securities and debt securities that the Company has the intent to sell or if it is more likely than not that it will be required to sell for equity securities that have an OTTI or for debt securities if there are only credit losses, total OTTI losses is the total amount by which the fair value of the security is below its amortized cost basis at the period end valuation date and the decline in fair value is deemed to be other-than-temporary.

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Fees and Other Income
Income earned on preneed life insurance policies with discretionary death benefit growth issued after 2008 is presented within fees and other income.
Prior to March 1, 2016, the Company also derived fees and other income from providing administrative services related to the AEB business. These fees were recognized monthly when services were performed.
Underwriting, General and Administrative Expenses
Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits and other general operating expenses.
Leases
The Company records expenses for operating leases on a straight-line basis over the lease term.
Contingencies
The Company evaluates each contingent matter separately. A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to litigation matters which are inherently difficult to evaluate and are subject to significant changes. The Company believes the contingent amounts recorded are reasonable.
Recent Accounting Pronouncements — Adopted
On January 1, 2016, the Company adopted the new consolidation guidance that affects reporting entities that are required to evaluate whether they should consolidate certain legal entities. All legal entities are subject to reevaluation under the revised consolidation model. The adoption of this new consolidation guidance did not have an impact on the Company’s financial position and results of operations.
Recent Accounting Pronouncements — Not Yet Adopted
In October 2016, the Financial Accounting Standards Board ("FASB") issued amended guidance on tax accounting for intra-entity transfers of assets. Current guidance prohibits the recognition of current and deferred income taxes for an intra-entity asset transfer until the asset has been sold to an outside party. The amendments require an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. Also, the amended guidance eliminates the exception for an intra-entity transfer of an asset other than inventory. The amended guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years, and should be applied on a modified retrospective basis. Therefore, the Company is required to adopt the guidance on January 1, 2018. Early adoption is permitted. The Company is evaluating the requirements of this guidance and the potential impact on the Company’s financial position and results of operations.
In August 2016, the FASB issued amended guidance on presentation and classification in the statement of cash flows. The amendments address certain specific cash flow issues: debt prepayment or debt extinguishment costs; settlement of zero-coupon or insignificant coupon debt instruments; contingent consideration payments made after a business combination; proceeds from the settlement of insurance claims; proceeds from the settlement of corporate-owned life insurance policies (including bank-owned life insurance policies); distributions received from equity method investees; beneficial interests in securitization transactions; and guidance related to the identification of the primary source for separately identifiable cash flows. The amended guidance is effective in fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Therefore, the Company is required to adopt the guidance on January 1, 2018. Early adoption is permitted, provided that all of the amendments are adopted in the same period. The adoption of this guidance will not have an impact on the Company’s financial position and results of operations.
In June 2016, the FASB issued amended guidance on reporting credit losses for assets held at amortized cost basis and available for sale debt securities. For assets held at amortized cost basis, the amended guidance eliminates the probable recognition threshold, and, instead requires an entity to reflect the current estimate of all expected credit losses. For available for sale debt securities, credit losses are measured in a manner similar to current GAAP, however the amended guidance requires that credit losses be presented as an allowance rather than as a permanent impairment. The amendments affect loans, debt securities, trade receivables, net investments in leases, off balance sheet credit exposures, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. The amended guidance is effective in fiscal years beginning after December 15, 2019, including interim periods within those fiscal years.

64	Union Security Insurance Company

Therefore, the Company is required to adopt the guidance on January 1, 2020. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. The Company is evaluating the requirements of this guidance and the potential impact on the Company’s financial position and results of operations.
In February 2016, the FASB issued new guidance on leases. The new guidance will replace the current lease guidance. The new guidance requires that entities recognize the assets and liabilities associated with leases on the balance sheet and to disclose key information about leasing arrangements. The new guidance is effective in fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Therefore, the Company is required to adopt the guidance on January 1, 2019. Early adoption is permitted. The Company is evaluating the requirements of this guidance and the potential impact on the Company’s financial position and results of operations.
In January 2016, the FASB issued amended guidance on the measurement and classification of financial instruments. This amended guidance requires that all equity investments be measured at fair value with changes in fair value recognized through net income (other than those accounted for under equity method of accounting or those that result in consolidation of the investee). The amendments also require an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the fair value option has been elected for financial liabilities. The amendments eliminate the requirement to disclose the methods and significant assumptions used to estimate the fair value for financial instruments measured at amortized cost, however public business entities will be required to use the exit price when measuring the fair value of financial instruments measured at amortized cost for disclosure purposes. In addition, the new guidance requires financial assets and financial liabilities to be presented separately in the notes to the financial statements, grouped by measurement category and form of financial asset. The amended guidance is effective in fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Therefore, the Company is required to adopt the guidance on January 1, 2018. For the provision related to presentation of financial liabilities, early adoption is permitted for financial statements that have not been previously issued. The Company is evaluating the requirements of this guidance and the potential impact on the Company’s financial position and results of operations.

3. INVESTMENTS
The following tables show the cost or amortized cost, gross unrealized gains and losses, fair value and other-than-temporary impairment ("OTTI") of the Company's fixed maturity and equity securities as of the dates indicated:

	December 31, 2016
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (a)
Fixed maturity securities:
United States Government and government agencies and authorities	$1,844	$143	$—	$1,987	$—
States, municipalities and political subdivisions	9,890	937	—	10,827	—
Foreign governments	9,286	2,015	—	11,301	—
Asset-backed	161	8	—	169	—
Commercial mortgage-backed	3,426	—	(181)	3,245	—
Residential mortgage-backed	33,731	3,190	(58)	36,863	2,009
U.S. corporate	667,024	127,719	(1,344)	793,399	11,181
Foreign corporate	146,104	24,903	(135)	170,872	—
Total fixed maturity securities	$871,466	$158,915	$(1,718)	$1,028,663	$13,190
Equity securities:
Common stocks	$92	$355	$—	$447	$—
Non-redeemable preferred stocks	85,610	7,744	(184)	93,170	—
Total equity securities	$85,702	$8,099	$(184)	$93,617	$—

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	December 31, 2015
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (a)
Fixed maturity securities:
United States Government and government agencies and authorities	$1,859	$194	$—	$2,053	$—
States, municipalities and political subdivisions	36,850	1,890	—	38,740	—
Foreign governments	14,567	2,644	—	17,211	—
Asset-backed	575	37	—	612	—
Commercial mortgage-backed	1,064	15	—	1,079	—
Residential mortgage-backed	64,917	6,133	(100)	70,950	2,346
U.S. corporate	1,613,522	230,567	(14,060)	1,830,029	11,972
Foreign corporate	439,323	53,119	(6,195)	486,247	—
Total fixed maturity securities	$2,172,677	$294,599	$(20,355)	$2,446,921	$14,318
Equity securities:
Common stocks	$92	$361	$—	$453	$—
Non-redeemable preferred stocks	144,315	13,783	(469)	157,629	—
Total equity securities	$144,407	$14,144	$(469)	$158,082	$—
(a)  Represents the amount of OTTI recognized in accumulated other comprehensive income ("AOCI"). Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
The Company's state, municipalities and political subdivisions holdings are highly diversified across the United States, with no individual state exposure (including both general obligation and revenue securities) exceeding 0.5% of the overall investment portfolio as of December 31, 2016 and 2015. At December 31, 2016 and 2015, the securities include general obligation and revenue bonds issued by states, cities, counties, school districts and similar issuers, including $5,296 and $16,607, respectively, of advance refunded or escrowed-to-maturity bonds (collectively referred to as "pre-refunded bonds"), which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest. As of December 31, 2016 and 2015, revenue bonds account for 51% and 31% of the holdings, respectively. Excluding pre-refunded revenue bonds, the activities supporting the income streams of the Company's revenue bonds are across a broad range of sectors, primarily water, airport and marina and specifically pledged tax revenues.
The Company has European investment exposure in its corporate fixed maturity and equity securities of $98,886 and $300,740 with net unrealized gains of $14,809 and $33,752 at December 31, 2016 and 2015, respectively. Approximately 34% and 27% of the corporate European exposure is held in the financial industry at December 31, 2016 and 2015 respectively. The Company's largest European country exposure (the United Kingdom) represented approximately 4% and 5% of the fair value of the Company's corporate securities as of December 31, 2016 and 2015, respectively. All the Company's European investments are denominated in U.S. dollars. The Company's international investments are managed as part of the overall portfolio with the same approach to risk management and focus on diversification.

The Company has exposure to the energy sector in its corporate fixed maturity securities of $107,687 with a net unrealized gain of $15,371 at December 31, 2016 and $253,847 with a net unrealized gain of $9,743 at December 31, 2015. Approximately 93% and 95% of the energy exposure is rated as investment grade as of December 31, 2016 and 2015, respectively.

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2016 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

66	Union Security Insurance Company

	Cost or Amortized Cost	Fair Value
Due in one year or less	$17,989	$18,351
Due after one year through five years	123,493	134,019
Due after five years through ten years	99,588	110,196
Due after ten years	593,078	725,820
Total	834,148	988,386
Asset-backed	161	169
Commercial mortgage-backed	3,426	3,245
Residential mortgage-backed	33,731	36,863
Total	$871,466	$1,028,663
Major categories of net investment income were as follows:

	Years Ended December 31,
	2016	2015	2014
Fixed maturity securities	$74,061	$129,980	$136,005
Equity securities	7,018	9,139	6,932
Commercial mortgage loans on real estate	10,232	30,417	33,403
Policy loans	455	529	778
Short-term investments	491	39	9
Other investments	7,166	5,266	10,617
Cash and cash equivalents	340	3	4
Total investment income	99,763	175,373	187,748
Investment expenses	(1,993)	(5,920)	(7,014)
Net investment income	$97,770	$169,453	$180,734
No material investments of the Company were non-income producing for the years ended December 31, 2016, 2015 and 2014.
The following table summarizes the proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses that have been included in earnings as a result of those sales.

	For the Years Ended December 31,
	2016	2015	2014
Proceeds from sales	$1,939,365	$312,031	$294,502
Gross realized gains (a)	168,905	9,733	16,833
Gross realized losses (b)	(19,928)	(4,284)	(1,083)
(a) The year ended December 31, 2016 gross realized gains includes $145,551 related to the sale of Assurant Employee Benefits as described in Note 1.
(b) The year ended December 31,2016 gross realized losses includes $15,945 related to the sale of Assurant Employee benefits as described in Note 1.
For securities sold at a loss during 2016, the average period of time these securities were trading continuously at a price below book value was 6 months.

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The following table sets forth the net realized gains (losses), including other-than-temporary impairments, recognized in the statement of operations as follows:

	Years Ended December 31,
	2016	2015	2014
Net realized gains (losses) related to sales and other:
Fixed maturity securities	$143,602	$3,164	$16,820
Equity securities	5,680	1,791	(328)
Commercial mortgage loans on real estate	13,647	390	32
Other investments	2,193	11,699	(159)
Total net realized gains related to sales and other (a)	165,122	17,044	16,365
Net realized losses related to other-than-temporary impairments:
Fixed maturity securities	(327)	(2,382)	(24)
Other investments	(1,852)	(4,641)	—
Total net realized losses related to other-than-temporary impairments	(2,179)	(7,023)	(24)
Total net realized gains	$162,943	$10,021	$16,341
(a) The year ended December 31, 2016 net gains includes $141,462 related to the sale of Assurant Employee Benefits as described in Note 1.
Other-Than-Temporary Impairments

The Company follows the OTTI guidance, which requires entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell, and it is more likely than not that it will not be required to sell before recovery of its cost basis. Under the OTTI guidance, the amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other, non-credit factors (e.g., interest rates, market conditions, etc.) is recorded as a component of other comprehensive income. In instances where no credit loss exists but the Company intends to sell the security or it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in market value below amortized cost is recognized as an OTTI in earnings. In periods after the recognition of an OTTI on debt securities, the Company accounts for such securities as if they had been purchased on the measurement date of the OTTI at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. For debt securities for which OTTI was recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted or amortized into net investment income.
For the twelve months ended December 31, 2016 and 2015, the Company recorded $1,973 and $7,724, respectively, of OTTI, of which $2,179 and $7,023 was related to both credit losses and securities the Company intends to sell and recorded as net OTTI losses recognized in earnings, with the remaining amounts of $(206) and $701, respectively, related to all other factors and was recorded as an unrealized (gain) loss component of AOCI.

68	Union Security Insurance Company

The following table sets forth the amount of credit loss impairments recognized within the results of operations on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in AOCI, and the corresponding changes in such amounts.

	Years Ended December 31,
	2016	2015	2014
Balance, beginning of year	$13,639	$13,467	$14,164
Additions for credit loss impairments recognized in the current period on securities previously impaired	326	—	24
Additions for credit loss impairments recognized in the current period on securities not previously impaired	—	763	—
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(538)	(224)	(461)
Reductions for credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(2,354)	(367)	(260)
Balance, end of year	$11,073	$13,639	$13,467

The Company regularly monitors its investment portfolio to ensure investments that may be other-than-temporarily impaired are timely identified, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value.
The Company considers different factors to determine the amount of projected future cash flows and discounting methods for corporate debt and residential and commercial mortgage-backed or asset-backed securities. For corporate debt securities, the split between the credit and non-credit losses is driven principally by assumptions regarding the amount and timing of projected future cash flows. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the security at the date of acquisition. For residential and commercial mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment at the balance sheet date. The discounted cash flows become the new amortized cost basis of the fixed maturity security.
In periods subsequent to the recognition of an OTTI, the Company generally accretes the discount (or amortizes the reduced premium) into net investment income, up to the non-discounted amount of projected future cash flows, resulting from the reduction in cost basis, based upon the amount and timing of the expected future cash flows over the estimated period of cash flows.

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The investment category and duration of the Company's gross unrealized losses on fixed maturity securities and equity securities at December 31, 2016 and 2015 were as follows:

	December 31, 2016
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Commercial mortgage-backed	$3,245	$(181)	$—	$—	$3,245	$(181)
Residential mortgage-backed	1,900	(58)	—	—	1,900	(58)
U.S. corporate	55,335	(1,104)	1,260	(240)	56,595	(1,344)
Foreign corporate	3,135	(69)	1,970	(66)	5,105	(135)
Total fixed maturity securities	$63,615	$(1,412)	$3,230	$(306)	$66,845	$(1,718)
Equity securities:
Non-redeemable preferred stocks	$13,404	$(184)	$—	$—	$13,404	$(184)

	December 31, 2015
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Residential mortgage-backed	$5,820	$(91)	$522	$(9)	$6,342	$(100)
U.S. corporate	215,774	(12,481)	9,803	(1,579)	225,577	(14,060)
Foreign corporate	67,198	(5,844)	1,035	(351)	68,233	(6,195)
Total fixed maturity securities	$288,792	$(18,416)	$11,360	$(1,939)	$300,152	$(20,355)
Equity securities:
Non-redeemable preferred stocks	$16,307	$(330)	$4,573	$(139)	$20,880	$(469)
Total gross unrealized losses represent approximately 2% and 6% of the aggregate fair value of the related securities at December 31, 2016 and 2015, respectively. Approximately 84% and 90% of these gross unrealized losses have been in a continuous loss position for less than twelve months at December 31, 2016 and 2015, respectively. The total gross unrealized losses are comprised of 69 and 228 individual securities at December 31, 2016 and 2015, respectively. In accordance with its policy described above, the Company concluded that for these securities, other-than-temporary impairments of the gross unrealized losses were not warranted at December 31, 2016 and 2015. These conclusions were based on a detailed analysis of the underlying credit and expected cash flows of each security. As of December 31, 2016, the gross unrealized losses that have been in a continuous loss position for twelve months or more were concentrated in the Company’s U.S. and foreign corporate fixed maturity securities. As of December 31, 2016, the Company did not intend to sell the fixed maturity securities and it was not more likely than not that the Company would be required to sell the securities before the anticipated recovery of their amortized cost basis. The non-redeemable preferred stocks are perpetual preferred securities that have characteristics of both debt and equity securities. To evaluate these securities, the Company applies an impairment model similar to that used for the Company’s fixed maturity securities. As of December 31, 2016, the Company did not intend to sell these securities and it was not more likely than not that the Company would be required to sell them and no underlying cash flow issues were noted. The gross unrealized losses are primarily attributable to widening credit spreads associated with an underlying shift in overall credit risk premium.

70	Union Security Insurance Company

The cost or amortized cost and fair value of available-for-sale fixed maturity securities in an unrealized loss position at December 31, 2016, by contractual maturity, is shown below:

	Cost or Amortized Cost	Fair Value
Due in one year through five years	6,944	6,914
Due after five years through ten years	17,682	17,443
Due after ten years	38,553	37,343
Total	63,179	61,700
Commercial mortgage-backed	3,426	3,245
Residential mortgage-backed	1,958	1,900
Total	$68,563	$66,845
The Company has entered into commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the United States. At December 31, 2016, approximately 36% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of California, New York and Utah. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $37 to $6,576 at December 31, 2016 and from $122 to $11,966 at December 31, 2015.
Credit quality indicators for commercial mortgage loans are loan-to-value and debt-service coverage ratios. Loan-to-value and debt-service coverage ratios are measures commonly used to assess the credit quality of commercial mortgage loans. The loan-to-value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. The debt-service coverage ratio compares a property's net operating income to its debt-service payments and is commonly expressed as a ratio. The loan-to-value and debt-service coverage ratios are generally updated annually in the third quarter.
The following summarizes our loan-to-value and average debt-service coverage ratios as of the dates indicated:

	December 31, 2016
Loan-to-Value	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
70% and less	$92,357	92.2%	1.80
81 - 95%	2,975	3.0%	1.11
Greater than 95%	4,816	4.8%	3.86
Gross commercial mortgage loans on real estate	100,148	100.0%	1.88
Less valuation allowance	(1,697)
Net commercial mortgage loans on real estate	$98,451

	December 31, 2015
Loan-to-Value	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
70% and less	$399,321	94.7%	1.98
71 - 80%	11,590	2.8%	1.25
81 - 95%	5,916	1.4%	0.92
Greater than 95%	4,816	1.1%	3.52
Gross commercial mortgage loans on real estate	421,643	100.0%	1.96
Less valuation allowance	(1,074)
Net commercial mortgage loans on real estate	$420,569

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All commercial mortgage loans that are individually impaired have an established mortgage loan valuation allowance for losses. An additional valuation allowance is established for incurred, but not specifically identified impairments. Changing economic conditions affect the Company’s valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that the Company performs for monitored loans and may contribute to the establishment of (or an increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, the Company continues to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have deteriorating credits or have experienced a reduction in debt-service coverage ratio.
The commercial mortgage loan valuation allowance for losses was $1,697 and $1,074 at December 31, 2016 and 2015, respectively. In 2016 and 2015, the loan valuation allowance was increased (decreased) $623 and $(390), respectively, based upon the valuation allowance analysis.
The Company has short term investments and fixed maturity securities of $6,079 and $11,248 at December 31, 2016 and 2015, respectively, on deposit with various governmental authorities as required by law.
The Company utilizes derivative instruments in managing the pre-arranged funeral business exposure to inflation risk. The derivative instruments, Consumer Price Index Caps (the "CPI CAPs"), limits the inflation risk on certain policies. The CPI CAPs do not qualify under GAAP as effective hedges; therefore, they are marked-to-market on an ongoing basis and the gain or loss is recognized in the statement of operations in fees and other income. As of December 31, 2016 and 2015, the CPI CAPs included in other assets on the consolidated balance sheet amounted to $322 and $398, respectively. The loss recorded in the results of operations totaled $76, $294, and $1,324 for the years ended December 31, 2016, 2015 and 2014, respectively.
Commercial Mortgage Loan Securitization
In 2016, the Company transferred $48,761 of certain commercial mortgage loans on real estate into a trust. Upon transfer, the loans were securitized as a source of funding for the Company and as a means of transferring the economic risk of the loans to third parties. The securitized assets are legally isolated from the creditors of the Company and can only be used to settle obligations of the trust. The securitization of the assets was accounted for as a sale. The Company does not have the power to direct the activities of the trust, nor does it provide guarantees or recourse to the trust other than standard representations and warranties. The Company retained an interest in the trust in the form of subordinate securities issued by the trust. The trust is a variable interest entity ("VIE") that the Company does not consolidate.
The cash proceeds, including accrued investment income, from the securitization were $51,379, with a corresponding realized gain of $2,415. At closing, the Company purchased $3,400 of securities at fair value from the trust. As of December 31, 2016, the maximum loss exposure the Company has to the trust is $3,245. The Company calculates its maximum loss exposure based on the unlikely event that all the assets in the trust become worthless and the effect it would have on the Company’s consolidated balance sheets based upon its retained interest in the trust. The securities purchased from the trust are included within fixed maturity securities available for sale at fair value on the consolidated balance sheet and are part of the Company’s ongoing other-than-temporary impairment review. See Note 4 Fair Value Disclosures for further description of the Company’s fair value inputs and valuation techniques.
Variable Interest Entities
A VIE is a legal entity which does not have sufficient equity at risk to allow the entity to finance its activities without additional financial support or in which the equity investors, as a group, do not have the characteristic of a controlling financial interest. The Company's investments in VIEs include real estate joint ventures. These investments are generally accounted for under the equity method and included in the consolidated balance sheets in other investments. The Company's maximum exposure to loss with respect to these investments is limited to the investment carrying amounts reported in the Company's consolidated balance sheet. As of December 31, 2016, the Company’s maximum exposure to loss is $29,674 in recorded carrying value. See Commercial Mortgage Loan Securitization section above for the disclosures relating to the commercial mortgage loan securitization trust.

72	Union Security Insurance Company

4. FAIR VALUE DISCLOSURES
Fair Values, Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures
The fair value measurements and disclosures guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with this guidance, the Company has categorized its recurring basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.
The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and takes into account factors specific to the asset or liability.
The levels of the fair value hierarchy are described below:
•  Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access.
•  Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly, for substantially the full term of the asset. Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset. The observable inputs are used in valuation models to calculate the fair value for the asset.
•  Level 3 inputs are unobservable but are significant to the fair value measurement for the asset, and include situations where there is little, if any, market activity for the asset. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset.
The Company reviews fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

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The following tables present the Company’s fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2016 and 2015. The amounts presented below for Other investments, Cash equivalents, Other assets and Assets and Liabilities held in separate accounts differ from the amounts presented in the consolidated balance sheets because only certain investments, or certain assets and liabilities within these line items are measured at estimated fair value. Other investments are comprised of investments in a modified coinsurance arrangement. The fair value amount and the majority of the associated levels presented for Other investments and Assets and Liabilities held in separate accounts are received directly from third parties.

	December 31, 2016
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
United States Government and government agencies and authorities	$1,987	$—		$1,987		$—
State, municipalities and political subdivisions	10,827	—		10,827		—
Foreign governments	11,301	—		11,301		—
Asset-backed	169	—		169		—
Commercial mortgage-backed	3,245	—		—		3,245
Residential mortgage-backed	36,862	—		36,862		—
U.S. corporate	793,399	—		789,765		3,634
Foreign corporate	170,873	—		160,921		9,952
Equity securities:
Common stocks	447	447		—		—
Non-redeemable preferred stocks	93,170	—		92,076		1,094
Short-term investments	2,714	2,714	(b)	—		—
Other investments	27,598	—		27,598	(c)	—
Cash equivalents	6,514	6,514	(b)	—		—
Other assets	322	—		—		322	(d)
Assets held in separate accounts	1,499,698	1,438,615	(a)	61,083	(c)	—
Total financial assets	$2,659,126	$1,448,290		$1,192,589		$18,247
Financial Liabilities
Liabilities related to separate accounts	$1,499,698	$1,438,615	(a)	$61,083	(c)	$—

74	Union Security Insurance Company

	December 31, 2015
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
United States Government and government agencies and authorities	$2,053	$—		$2,053		$—
State, municipalities and political subdivisions	38,740	—		38,740		—
Foreign governments	17,211	—		17,211		—
Asset-backed	612	—		612		—
Commercial mortgage-backed	1,079	—		977		102
Residential mortgage-backed	70,950	—		70,950		—
U.S.corporate	1,830,029	—		1,819,302		10,727
Foreign corporate	486,247	—		470,350		15,897
Equity securities:
Common stocks	453	453		—		—
Non-redeemable preferred stocks	157,629	—		156,504		1,125
Short-term investments	90,497	90,497	(b)	—		—
Cash equivalents	54,887	54,887	(b)	—		—
Other assets	398	—		—		398	(d)
Assets held in separate accounts	1,595,505	1,535,267	(a)	60,238	(c)	—
Total financial assets	$4,346,290	$1,681,104		$2,636,937		$28,249
Financial Liabilities
Liabilities related to separate accounts	$1,595,505	$1,535,267	(a)	$60,238	(c)	$—
(a)  Mainly includes mutual funds.
(b)  Mainly includes money market funds.
(c)  Mainly includes fixed maturity securities.
(d)  Mainly includes the Consumer Price Index Cap Derivatives.
There were no transfers between Level 1 and Level 2 financial assets during 2016 or 2015. However, there were transfers between Level 2 and Level 3 financial assets in 2016 and 2015, which are reflected in the “Transfers in” and “Transfers out” columns below. Transfers between Level 2 and Level 3 most commonly occur from changes in the availability of observable market information and re-evaluation of the observability of pricing inputs. Any remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources.

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The following tables summarize the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2016 and 2015:

	Year Ended December 31, 2016
	Balance, beginning of period	Total gains (losses) (realized/ unrealized) included in earnings (1)	Net unrealized losses included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed maturity securities:
States, municipalities and political subdivisions	$—	$—	$—	$1,350	$(1,350)	$—	$—	—
Commercial mortgage-backed	102	26	(183)	3,400	(100)	—	—	3,245
U.S. corporate	10,727	525	(600)	780	(6,327)	150	(1,621)	3,634
Foreign corporate	15,897	1,037	(828)	—	(6,154)	—	—	9,952
Equity securities:
Non-redeemable preferred stocks	1,125	—	(31)	—	—	—	—	1,094
Other assets	398	(76)	—	—	—	—	—	322
Total level 3 assets	$28,249	$1,512	$(1,642)	$5,530	$(13,931)	$150	$(1,621)	$18,247

	Year Ended December 31, 2015
	Balance, beginning of period	Total losses (realized/ unrealized) included in earnings (1)	Net unrealized (losses) gains included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed maturity securities:
Commercial mortgage-backed	$202	$—	$(6)	$—	$(94)	$—	$—	$102
U.S. corporate	22,025	(17)	(243)	—	(891)	—	(10,147)	10,727
Foreign corporate	—	(2)	(786)	—	(427)	17,112	—	15,897
Equity securities:
Non-redeemable preferred stocks	1,000	—	125	—	—	—	—	1,125
Other assets	692	(294)	—	—	—	—	—	398
Total level 3 assets	$23,919	$(313)	$(910)	$—	$(1,412)	$17,112	$(10,147)	$28,249
(1)  Included as part of net realized gains on investments in the consolidated statement of operations.
(2)  Included as part of change in unrealized gains on securities in the consolidated statement of comprehensive income.

76	Union Security Insurance Company

(3) Transfers are primarily attributable to changes in the availability of observable market information and re-evaluation of the observability of pricing inputs.
Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, the Company uses valuation techniques consistent with the market approach including matrix pricing and comparables. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but, rather, by relying on the securities’ relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.
Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques and the multi-period excess earnings method.
Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
While not all three approaches are applicable to all financial assets or liabilities, where appropriate, the Company may use one or more valuation techniques. For all the classes of financial assets and liabilities included in the above hierarchy, excluding the CPI Caps and certain privately placed corporate bonds, the Company generally uses the market valuation technique. For certain privately placed corporate bonds and the CPI Caps, the Company generally uses the income valuation technique. For the years ended December 31, 2016 and 2015, the application of the valuation technique applied to the Company’s classes of financial assets and liabilities has been consistent.
Level 1 Securities
The Company’s investments and liabilities classified as Level 1 as of December 31, 2016 and 2015, consisted of mutual funds, money market funds and common stocks that are publicly listed and/or actively traded in an established market.
Level 2 Securities
The Company values Level 2 securities using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for the Company’s Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The Company uses the following observable market inputs (“standard inputs”), listed in the approximate order of priority, in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research data. Further details for Level 2 investment types follow:
United States Government and government agencies and authorities: U.S. government and government agencies and authorities securities are priced by the Company’s pricing service utilizing standard inputs. Included in this category are U.S. Treasury securities which are priced using vendor trading platform data in addition to the standard inputs.
State, municipalities and political subdivisions: State, municipalities and political subdivisions securities are priced by the Company’s pricing service using material event notices and new issue data inputs in addition to the standard inputs.
Foreign governments: Foreign government securities are priced by the Company’s pricing service utilizing standard inputs. The pricing service also evaluates each security based on relevant market information including relevant credit information, perceived market movements and sector news.
Commercial mortgage-backed, residential mortgage-backed and asset-backed: Commercial mortgage-backed, residential mortgage-backed and asset-backed securities are priced by the Company’s pricing service using monthly payment

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information and collateral performance information in addition to the standard inputs. Additionally, commercial mortgage-backed securities and asset-backed securities utilize new issue data while residential mortgage-backed securities utilize vendor trading platform data.
Corporate: Corporate securities are priced by the Company’s pricing service using standard inputs. Non-investment grade securities within this category are priced by the Company’s pricing service using observations of equity and credit default swap curves related to the issuer in addition to the standard inputs. Certain privately placed corporate bonds are priced by a non-pricing service source using a model with observable inputs including, but not limited to, the credit rating, credit spreads, sector add-ons, and issuer specific add-ons.
Non-redeemable preferred stocks: Non-redeemable preferred stocks are priced by the Company’s pricing service using observations of equity and credit default swap curves related to the issuer in addition to the standard inputs.
Other investments and assets/liabilities held in separate accounts: To price the fixed maturity securities in these categories, the pricing service utilizes the standard inputs.
Valuation models used by the pricing service can change period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security. When market observable inputs are unavailable to the pricing service, the remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources. If the Company cannot corroborate the non-binding broker quotes with Level 2 inputs, these securities are categorized as Level 3 securities.
Level 3 Securities
The Company’s investments classified as Level 3 as of December 31, 2016 and 2015, consisted of fixed maturity and equity securities and derivatives. All of the Level 3 fixed maturity and equity securities are priced internally using independent and non-binding broker quotes which cannot be corroborated with Level 2 inputs. The inputs factoring into the broker quotes include trades in the actual bond being priced, trades of comparable bonds, quality of the issuer, optionality, structure and liquidity. Significant changes in interest rates, issuer credit, liquidity, and overall market conditions would result in a significantly lower or higher broker quote. The prices received are reviewed for reasonableness by management and if necessary, management works with the broker to further understand how they developed their price. Further details on Level 3 derivative investment types follow:
Other assets: A non-pricing service source prices the CPI Cap derivatives using a model with inputs including, but not limited to, the time to expiration, the notional amount, the strike price, the forward rate, implied volatility and the discount rate.
Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:
•  There are few recent transactions,
•  Little information is released publicly,
•  The available prices vary significantly over time or among market participants,
•  The prices are stale (i.e., not current), and
•  The magnitude of the bid-ask spread.
Illiquidity did not have a material impact in the fair value determination of the Company's financial assets.
The Company generally obtains one price for each financial asset. The Company performs a monthly analysis to assess if the evaluated prices represent a reasonable estimate of their fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize the Company’s financial assets in the fair value hierarchy.
Disclosures for Non-Financial Assets Measured at Fair Value on a Non-Recurring Basis
The Company also measures the fair value of certain assets on a non-recurring basis, generally on an annual basis, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include commercial mortgage loans, goodwill and finite-lived intangible assets.

78	Union Security Insurance Company

For its 2016 fourth quarter annual goodwill impairment tests, a qualitative assessment was performed. Due to the Assurant Employee Benefits sale to Sun Life, the Company no longer expects sufficient income from continuing operations that will support the realization of its goodwill. As a result of this change, the Company impaired its goodwill during 2016.
For its 2015 fourth quarter annual goodwill impairment tests, a qualitative assessment was performed. Based on this assessment, it was determined that it was not necessary to perform a Step 1 quantitative goodwill impairment test for the Company and that it is more-likely-than-not that the fair value continues to exceed its net book value at year-end 2015.
The Company utilizes both the income and market valuation approaches to measure its fair value when required. Under the income approach, the Company determined the fair value considering distributable earnings, which were estimated from operating plans. The resulting cash flows were then discounted using a market participant weighted average cost of capital. After discounting the future discrete earnings to their present value, the Company estimated the terminal value attributable to the years beyond the discrete operating plan period. The discounted terminal value was then added to the aggregate discounted distributable earnings from the discrete operating plan period to estimate the fair value. Under the market approach, the Company derived the fair value based on various financial multiples, including but not limited to: price to tangible book value of equity, price to estimated 2016 earnings and price to estimated 2017 earnings, which were estimated based on publicly available data related to comparable guideline companies. In addition, financial multiples were also estimated from publicly available purchase price data for acquisitions of companies operating in the insurance industry. The estimated fair value was more heavily weighted towards the income approach because in the current economic environment the earnings capacity of a business is generally considered the most important factor in the valuation of a business enterprise. This fair value determination was categorized as Level 3 (unobservable) in the fair value hierarchy.
There was no remaining goodwill or other intangible assets measured at fair value on a non-recurring basis on which an impairment charge was recorded as of December 31, 2015 and 2014.
Fair Value of Financial Instruments Disclosures
The financial instruments guidance requires disclosure of fair value information about financial instruments, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets. However, this guidance excludes certain financial instruments, including those related to insurance contracts and those accounted for under the equity method (such as partnerships).
For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the consolidated balance sheets equals or approximates fair value. Please refer to the Fair Value Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures section above for more information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:
•  Cash and cash equivalents
•  Fixed maturity securities
•  Equity securities
•  Short-term investments
•  Other assets
•  Assets held in separate accounts
•  Liabilities related to separate accounts
In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets, the Company used the following methods and assumptions:
Commercial mortgage loans: the fair values of mortgage loans are estimated using discounted cash flow models. The model inputs include mortgage amortization schedules and loan provisions, an internally developed credit spread based on the credit risk associated with the borrower and the U.S. Treasury spot curve. Mortgage loans with similar characteristics are aggregated for purposes of the calculations.
Policy loans: the carrying value of policy loans reported in the balance sheets approximates fair value.
Other investments: Other investments include Certified Capital Company and low income housing tax credits which are recorded at cost or amortized cost. The carrying value reported for these investments approximates fair value. Due to the nature of these investments, there is a lack of liquidity in the primary market which results in the holdings being classified as Level 3.

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Policy reserves under investment products: the fair values for the Company’s policy reserves under investment products are determined using discounted cash flow analysis. Key inputs to the valuation include projections of policy cash flows, reserve run-off, market yields and risk margins.
The following tables disclose the carrying value, fair value amount and hierarchy level of the financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets:

	December 31, 2016
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets:
Commercial mortgage loans on real estate	$98,451	$103,037	$—	$—	$103,037
Policy loans	7,376	7,376	7,376	—	—
Other investments	155	155	—	—	155
Total financial assets	$105,982	$110,568	$7,376	$—	$103,192
Financial liabilities:
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$218,113	$245,953	$—	$—	$245,953

	December 31, 2015
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets:
Commercial mortgage loans on real estate	$420,569	$443,678	$—	$—	$443,678
Policy loans	10,031	10,031	10,031	—	—
Other investments	365	365	—	—	365
Total financial assets	$430,965	$454,074	$10,031	$—	$444,043
Financial liabilities:
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$220,053	$240,124	$—	$—	$240,124
(1)  Only the fair value of the Company's policy reserves for investment-type contracts (those without significant mortality or morbidity risk) are reflected in the table above.
5. INCOME TAXES
The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company’s income comes from domestic sources. Information about the Company’s current and deferred tax expense follows:

	Year Ended December 31,
	2016	2015	2014
Current expense	$271,455	$29,778	$31,688
Deferred (benefit) expense	(65,212)	11,235	3,311
Total income tax expense	$206,243	$41,013	$34,999

80	Union Security Insurance Company

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

	December 31,
	2016	2015	2014
Federal income tax rate:	35.0%	35.0%	35.0%
Reconciling items:
Dividends-received deduction	(0.3)%	(1.7)%	(2.6)%
Nondeductible health insurer fee	0.5%	2.3%	1.9%
Change in liability for prior years' taxes	—%	0.5%	(0.3)%
Goodwill	1.2%	—%	—%
Capital contribution from affiliated entity impacting taxable income	3.7%	—%	—%
Other	(0.1)%	(0.5)%	(0.4)%
Effective income tax rate	40.0%	35.6%	33.6%
The Company's unrecognized tax benefits as of and for each of the years ended December 31, 2016, 2015 and 2014 were less than $1 million. The Company does not anticipate any significant increase in the unrecognized tax benefit within the next 12 months.
The Company files income tax returns in the U.S. and various state jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for years through 2014. Substantially all state and local income tax matters have been concluded for the years through 2009.
The tax effects of temporary differences that result in significant deferred tax assets and liabilities are as follows:

	December 31,
	2016	2015
Deferred tax assets:
Deferred gain on disposal of businesses	$70,148	$20,477
Investments, net	17,180	39,673
Deferred acquisition costs (1)	22,809	11,021
Policyholder and separate account reserves	13,267	—
Other	4,696	4,654
Total deferred tax asset	128,100	75,825
Deferred tax liabilities:
Net unrealized appreciation on securities	(57,870)	(100,851)
Policyholder and separate account reserves	—	(7,168)
Other	(705)	(6,486)
Total deferred tax liability	(58,575)	(114,505)
Net deferred income tax asset (liability)	$69,525	$(38,680)
(1) For life policies, tax law requires that a percentage of premiums related to life insurance contracts be capitalized as tax DAC and amortized over a period of years. Therefore, the tax DAC balance is not affected by the significant decrease in the GAAP DAC balance as of December 31, 2016.
The calculation of the valuation allowance is made at the consolidated return group level. No cumulative valuation allowance has been recorded because it is management's assessment that it is more likely than not that deferred tax assets of $128,100 will be realized.
The Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company has considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company’s tax planning strategies or

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in the scheduling of the reversal of the Company’s deferred tax liabilities, the valuation allowance may need to be adjusted in the future.
At December 31, 2016, the Company had no net operating loss, capital loss, or tax credit carryforwards for U.S. federal income tax purposes.
6. PREMIUMS AND ACCOUNTS RECEIVABLE
Receivables are reported net of an allowance for uncollectible items. A summary of such receivables is as follows:

	As of December 31,
	2016	2015
Insurance premiums receivable	$1,246	$60,286
Other receivables	6,079	6,805
Allowance for uncollectible amounts	(5,325)	(4,310)
Total	$2,000	$62,781
7. STOCKHOLDER'S EQUITY
The Board of Directors of the Company has authorized 1,000,000 shares of common stock with a par value of $5.00 per share. All shares are issued and outstanding as of December 31, 2016 and 2015. All the outstanding shares at December 31, 2016 are owned by the Parent (see Note 1). The Company paid dividends of $890,000, $83,000 and $97,000 during the years ended December 31, 2016, 2015 and 2014, respectively. The dividends paid in 2016 consisted of both cash and investments. The Company received a capital contribution from an affiliated entity of $54,271 related to the sale of Assurant Employee Benefits during the year ended December 31, 2016.
As described in Note 8, the Company, under state regulatory requirements, is not able to pay any dividends in 2017 without permission from Kansas regulators.
8. STATUTORY INFORMATION
The Company prepares an Annual Statement on the basis of statutory accounting principles (“SAP”) prescribed or permitted by the Kansas Insurance Department. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.
The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP; 2) the value of business acquired is not capitalized under SAP but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 7) certain assets are not admitted for purposes of determining surplus under SAP; 8) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; 9) the criteria for obtaining reinsurance accounting treatment, as well as presentation of insurance, is different under SAP than under GAAP; and 10) deferred gains on the sale of reinsurance are recognized as surplus under SAP and as a liability under GAAP.
The Company's statutory net income and capital and surplus are as follows:

	Years Ended and at December 31,
	2016	2015	2014
Statutory net income	$481,703	$71,464	$67,287
Statutory capital and surplus	$158,528	$428,366	$415,720
Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid dividends of $890,000 consisting of cash and investments, all of which was extraordinary during the year ended December 31, 2016. The large dividend was a result of the AEB sale. The Company declared and paid cash dividends of $83,000, all of which was extraordinary during the year ended December 31, 2015. A dividend is considered extraordinary

82	Union Security Insurance Company

when combined with all other dividends and distributions made within the preceding 12 months exceeds the greater of 10% of the insurer's surplus as regards to policyholders on December 31 of the next preceding year, or the net gain from operations. Dividends may only be paid out of earned surplus. The Company, under state regulatory requirements, is not able to pay any dividends in 2017 without permission from Kansas regulators. No assurance can be given that there will not be further regulatory actions restricting the ability of the Company to pay dividends.
State regulators require insurance companies to meet minimum capitalization standards designed to ensure that they can fulfill obligations to policyholders. Minimum capital requirements are expressed as a ratio of a company’s total adjusted capital (“TAC”) to its risk-based capital (“RBC”) (the “RBC Ratio”). TAC is equal to statutory surplus adjusted to exclude certain statutory liabilities. RBC is calculated by applying specified factors to various asset, premium, expense, liability, and reserve items.
Generally, if a company's RBC Ratio is below 100% (the "Authorized Control Level"), the insurance commissioner of the company's state of domicile is authorized to take control of the company, to protect the interests of policyholders. If the RBC Ratio is greater than 100%, but less than 200% (the "Company Action Level"), the company must submit a RBC plan to the commissioner of the state of domicile. Corrective actions may also be required if the RBC Ratio is greater than the Company Action Level but the company fails certain trend tests.
As of December 31, 2016, the TAC of the Company exceeded the Company Action Level and no trend tests that would require regulatory action were violated. As of December 31, 2016, the TAC of the Company subject to RBC requirements was $171,391 and the corresponding Authorized Control Level was $24,097.
9. REINSURANCE
In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance as of December 31:

	2016	2015
Ceded future policyholder benefits and expenses	$2,150,020	$1,826,798
Ceded unearned premium	27,647	24,587
Ceded claims and benefits payable	1,373,742	360,176
Ceded paid losses	13,623	14,363
Total	$3,565,032	$2,225,924
A key credit quality indicator for reinsurance recoverables is the A.M. Best financial strength ratings of the reinsurer. The A.M. Best ratings are an independent opinion of a reinsurer's ability to meet ongoing obligations to policyholders. The A.M. Best ratings for new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a periodic basis, at least annually. The following table provides the reinsurance recoverable as of December 31, 2016 grouped by A.M. Best rating:

A. M. Best ratings of reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$1,535,290	$27,410	$1,357,202	$13,465	$2,933,367
A or A–	614,376	237	16,540	267	631,420
Not rated	354	—	—	3	357
Total	2,150,020	27,647	1,373,742	13,735	3,565,144
Less Allowance:	—	—	—	(112)	(112)
Net reinsurance recoverable	$2,150,020	$27,647	$1,373,742	$13,623	$3,565,032
A.M. Best ratings for Sun Life, Hartford Life and Annuity Insurance Company ("The Hartford") and John Hancock Life Insurance Company ("John Hancock"), a subsidiary of Manulife Financial Corporation, the reinsurers with the largest reinsurance recoverable balances, are A+, A– and A+, respectively as of December 31, 2016. A.M. Best currently maintains a stable outlook on the financial strength ratings of Sun Life, John Hancock and The Hartford. The total amount of recoverable for these three reinsurers is $3,491,548 as of December 31, 2016. Most of the assets backing reserves relating to reinsurance recoverables from these counterparties are held in trust.

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An allowance for doubtful accounts related to reinsurance recoverables is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions. There were no additions or write-downs charged against the allowance during 2016.
The effect of reinsurance on premiums earned and benefits incurred was as follows:

	Years Ended December 31,
	2016			2015			2014
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total
Direct earned premiums	$213,720	$807,972	$1,021,692	$209,379	$843,065	$1,052,444	$202,992	$839,786	$1,042,778
Premiums assumed	4,585	54,263	58,848	8,365	151,709	160,074	8,400	149,549	157,949
Premiums ceded	(200,622)	(699,606)	(900,228)	(151,031)	(13,946)	(164,977)	(151,491)	(13,769)	(165,260)
Net earned premiums	$17,683	$162,629	$180,312	$66,713	$980,828	$1,047,541	$59,901	$975,566	$1,035,467
Direct policyholder benefits	$695,763	$546,886	$1,242,649	$414,480	$550,006	$964,486	$661,461	$542,796	$1,204,257
Policyholder benefits assumed	15,510	25,626	41,136	18,311	147,193	165,504	21,922	145,597	167,519
Policyholder benefits ceded	(672,214)	(458,871)	(1,131,085)	(373,603)	(6,803)	(380,406)	(616,370)	(9,305)	(625,675)
Net policyholder benefits	$39,059	$113,641	$152,700	$59,188	$690,396	$749,584	$67,013	$679,088	$746,101
The Company had $466,079 and $733,732, respectively, of invested assets held in trusts or by custodians as of December 31, 2016 and 2015, respectively, for the benefit of others related to certain reinsurance arrangements.
The Company utilizes ceded reinsurance primarily for loss protection and capital management and business dispositions.
Business Divestitures
The Company has used reinsurance to exit certain businesses, such as the disposals of AEB, FFG, and LTC.
In 2016, the Parent entered into a reinsurance agreement with Sun Life for the sale of AEB. In 2001, the Parent entered into a reinsurance agreement with The Hartford for the sale of the FFG division. In 2000, the Company divested its LTC operations to John Hancock. Assets supporting liabilities ceded relating to these businesses are mainly held in trusts and the separate accounts relating to FFG are still reflected in the Company's balance sheet. If the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to us. The reinsurance recoverable from Sun Life was $1,025,038 as of December 31, 2016. The reinsurance recoverable from The Hartford was $558,292 and $562,334 as of December 31, 2016 and 2015, respectively. The reinsurance recoverable from John Hancock was $1,908,217 and $1,554,780 as of December 31, 2016 and 2015, respectively.
The reinsurance agreement associated with the FFG sale also stipulates that The Hartford contribute funds to increase the value of the separate account assets relating to Modified Guaranteed Annuity business sold if such value declines below the value of the associated liabilities. If The Hartford fails to fulfill these obligations, the Company will be obligated to make these payments.
In addition, the Company would be responsible for administering this business in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.
As of December 31, 2016, we were not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of Sun Life, The Hartford or John Hancock that reinsure the AEB, FFG and LTC businesses, and the Company has not been obligated to fulfill any of such reinsurers' obligations.
Sun Life, John Hancock and The Hartford have paid their obligations when due and there have been no disputes.
10. RESERVES
Short Duration Contracts
The Company's short duration contracts are mainly comprised of disposed and runoff business. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

84	Union Security Insurance Company

Disposed and Runoff Short Duration Insurance Lines
Disposed business includes certain medical policies no longer offered and AEB policies disposed of via reinsurance. Reserves for previously disposed business are included in the Company’s reserves in accordance with the insurance guidelines. The Company maintains an offsetting reinsurance recoverable related to the AEB reserves. See Note 9 for further information.
Long Duration Contracts
The Company's long duration contracts are primarily comprised of preneed life insurance and annuity policies, life insurance policies (no longer offered), and Sun Life, FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.
Disposed and Runoff Long Duration Insurance Lines
The Company’s universal life and annuity products are no longer offered and are in runoff. Reserves have been established based on the following assumptions. Interest rates credited on annuities were at guaranteed rates, ranging from 3.5% to 4.0%, except for a limited number of policies with guaranteed crediting rates of 4.5%. All annuity policies are past the surrender charge period. Crediting interest rates on universal life fund are at guaranteed rates of 4.0% to 4.1%. Universal life funds are subject to surrender charges that vary by product, age, sex, year of issue, risk class, face amount and grade to zero over a period not longer than 20 years.
Reserves for previously disposed Sun Life, FFG and LTC businesses are included in the Company’s reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See Note 9 for further information.
Preneed Business — no longer offered
Interest and discount rates for preneed life insurance vary by year of issuance and product, and ranged from 4.7% to 7.3% in 2016 and 2015 before provisions for adverse deviation, which ranged from 0.2% to 0.5% in both 2016 and 2015.
Interest and discount rates for traditional life insurance vary by year of issuance and products and were 7.5% grading to 5.3% over 20 years in 2016 and 2015 with the exception of a block of pre-1980 business which had a level 8.8% discount rate in 2016 and 2015.
Mortality assumptions are based upon pricing assumptions and modified to allow for provisions for adverse deviation. Surrender rates vary by product and are based upon pricing assumptions.
Future policy benefit increases on preneed life insurance policies ranged from 1.0% to 7.0% in 2016 and 2015. Some policies have future policy benefit increases that are guaranteed or tied to equal some measure of inflation. The inflation assumption for most of these inflation-linked benefits was 3.0% in both 2016 and 2015 with the exception of most policies issued in 2005 through 2007 where the assumption was 2.3%.
The reserves for preneed annuities are based on assumed interest rates credited on deferred annuities, which vary by year of issue, and ranged from 1.0% to 5.5% in 2016 and 2015. Withdrawal charges, if any, can range from 7.0% to 0.0% and grade to zero over a period of seven years.
Reserve Roll Forward
The following table provides a roll forward of the Company's beginning and ending claims and benefits payable balances. Claims and benefits payable is the liability for unpaid loss and loss adjustment expenses and is comprised of case and IBNR reserves.
Since unpaid loss and loss adjustment expenses are estimates, the Company's actual losses incurred may be more or less than the Company's previously developed estimates, which is referred to as either unfavorable or favorable development.

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	Years Ended December 31,
	2016	2015	2014
Claims and benefits payable, at beginning of year	$1,719,916	$1,717,938	$1,679,730
Less: Reinsurance ceded and other	(384,297)	(344,742)	(272,687)
Net claims and benefits payable, at beginning of year	1,335,619	1,373,196	1,407,043
Incurred losses and loss adjustment expenses related to:
Current year	181,588	721,099	728,099
Prior year's interest	9,382	56,661	58,472
Prior year (s)	(40,350)	(35,026)	(50,065)
Total incurred losses and loss adjustment expenses	150,620	742,734	736,506
Paid losses and loss adjustment expenses related to:
Current year	177,218	444,567	436,752
Prior year (s)	1,297,926	335,744	333,601
Total paid losses and loss adjustment expenses	1,475,144	780,311	770,353
Net claims and benefits payable, at end of year	11,095	1,335,619	1,373,196
Plus: Reinsurance ceded and other	1,401,777	384,297	344,742
Claims and benefits payable, at end of year	$1,412,872	$1,719,916	$1,717,938
The Company experienced net favorable development in all three years. The discontinued Assurant Health and AEB businesses had a substantial contribution to the overall favorable development. Combined, the favorable development for Assurant Health and AEB was $39,946, $35,046 and $50,075 in 2016, 2015 and 2014, respectively. For Assurant Health the favorable development in all years was attributed to lower medical provider utilization and lower medical inflation than assumed in the Company’s prior-year pricing and reserving processes. For AEB, the favorable development in all years was attributed to lower mortality rates and higher claim recovery rates than assumed in the Company’s prior year reserving processes.
11. GOODWILL
Information about goodwill is as follows:

	Goodwill for the Years Ended December 31,
	2016	2015	2014
Balance as of January 1:
Goodwill	$156,817	$156,817	$156,817
Accumulated impairment loss	(139,532)	(139,532)	(139,532)
	17,285	17,285	17,285
Impairment (Refer to Note 1)	(17,285)	—	—
Goodwill	156,817	156,817	156,817
Accumulated impairment losses	(156,817)	(139,532)	(139,532)
Balance as of December 31:	$—	$17,285	$17,285

12. ACCUMULATED OTHER COMPREHENSIVE INCOME
Certain amounts included in the consolidated statements of comprehensive income are net of reclassification adjustments. The following tables summarize those reclassification adjustments (net of taxes):

86	Union Security Insurance Company

	Year Ended December 31, 2016
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2015	$174,229	$9,306	$183,535
Other comprehensive income (loss) before reclassifications	17,095	(292)	16,803
Amounts reclassified from accumulated other comprehensive income	(96,177)	(440)	(96,617)
Net current-period other comprehensive loss	(79,082)	(732)	(79,814)
Balance at December 31, 2016	$95,147	$8,574	$103,721

	Year Ended December 31, 2015
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2014	$273,522	$10,296	$283,818
Other comprehensive loss before reclassifications	(95,911)	(1,526)	(97,437)
Amounts reclassified from accumulated other comprehensive income	(3,382)	536	(2,846)
Net current-period other comprehensive loss	(99,293)	(990)	(100,283)
Balance at December 31, 2015	$174,229	$9,306	$183,535

	Year Ended December 31, 2014
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2013	$171,346	$8,755	$180,101
Other comprehensive income before reclassifications	111,189	1,525	112,714
Amounts reclassified from accumulated other comprehensive income	(9,013)	16	(8,997)
Net current-period other comprehensive income	102,176	1,541	103,717
Balance at December 31, 2014	$273,522	$10,296	$283,818

The following tables summarize the reclassifications out of accumulated other comprehensive income:

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Details about accumulated other comprehensive income components	Amount reclassified from accumulated other comprehensive income			Affected line item in the statement where net income is presented
	Years Ended December 31,
	2016	2015	2014
Unrealized gains on securities	$(147,965)	$(5,203)	$(13,866)	Net realized gains on investments, excluding other-than-temporary impairment losses
	51,788	1,821	4,853	Provision for income taxes
	$(96,177)	$(3,382)	$(9,013)	Net of tax
OTTI	$(677)	$824	$24	Portion of net (gain) loss recognized in other comprehensive income, before taxes
	237	(288)	(8)	Provision for income taxes
	$(440)	$536	$16	Net of tax
Total reclassifications for the period	$(96,617)	$(2,846)	$(8,997)	Net of tax
13. RELATED PARTY TRANSACTIONS
The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, information technology, auditing, investment, actuarial and other administrative functions. The tax payments were $272,767, $26,562 and $21,473 for the years ended December 31, 2016, 2015 and 2014, respectively. The increase in 2016 tax payments relates to the gains resulting from the AEB sale. The net amounts paid for non-tax related services and obligations to the Parent and its affiliates for the years ended December 31, 2016, 2015 and 2014, were $23,096, $55,479 and $56,874, respectively.
Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.
14. COMMITMENTS AND CONTINGENCIES
The Company leases office space and equipment under operating lease arrangements. Certain facility leases contain escalation clauses based on increases in the lessors' operating expenses. At December 31, 2016, the aggregate future minimum lease payments under these operating lease agreements that have initial or non-cancelable terms in excess of one year are:

2017	$3,528
2018	3,528
2019	3,528
2020	3,528
2021	3,528
Thereafter	52,920
Total minimum future lease payments (a)	$70,560
(a)  Minimum future lease payments exclude $22,944 of sublease rental income.
Rent expense was $4,051, $5,973 and $6,182 for 2016, 2015 and 2014, respectively.
The sale of the Assurant Employee Benefits segment to Sun Life did not impact the lease the Company has with Assurant for their principal office in Kansas City, Missouri, however, the Company will receive sublease income from Sun Life for their use of the building. Sublease income was $4,054 in 2016.
The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company's current and past business operations.

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Although the Company cannot predict the outcome of any action, it is possible that the outcome of such matters could have a material adverse effect on the Company's consolidated results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matters are likely to have a material adverse effect, individually or in the aggregate, on the Company's financial condition.

Union Security Insurance Company	89

Union Security Insurance Company
at December 31, 2016
Schedule I — Summary of Investments
Other-Than-Investments in Related Parties

	Cost or Amortized Cost	Fair Value	Amount at which shown in balance sheet
	(in thousands)
Fixed maturity securities:
United States Government and government agencies and authorities	$1,844	$1,987	$1,987
States, municipalities and political subdivisions	9,890	10,827	10,827
Foreign governments	9,286	11,301	11,301
Asset-backed	161	169	169
Commercial mortgage-backed	3,426	3,245	3,245
Residential mortgage-backed	33,731	36,863	36,863
U.S. corporate	667,024	793,399	793,399
Foreign corporate	146,104	170,872	170,872
Total fixed maturity securities	871,466	1,028,663	1,028,663
Equity securities:
Common stocks	92	447	447
Non-redeemable preferred stocks	85,610	93,170	93,170
Total equity securities	85,702	93,617	93,617
Commercial mortgage loans on real estate, at amortized cost	98,451	103,037	98,451
Policy loans	7,376	7,376	7,376
Short-term investments	2,714	2,714	2,714
Other investments	58,125	58,125	58,125
Total investments	$1,123,834	$1,293,532	$1,288,946

90	Union Security Insurance Company

Union Security Insurance Company
for the years ended December 31, 2016, 2015 & 2014
Schedule III — Supplementary Insurance Information

	Deferred acquisition costs	Future policy benefits and expenses	Unearned premiums	Claims and benefits payable	Premium revenues	Net investment income	Benefits claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other* operating expenses
	(in thousands)
2016	$128	$3,068,051	$28,062	$1,412,872	$180,312	$97,770	$152,700	$5,826	$137,927
2015	$33,476	$2,875,419	$34,076	$1,719,916	$1,047,541	$169,453	$749,584	$32,896	$353,323
2014	$26,435	$2,906,706	$34,355	$1,717,938	$1,035,467	$180,734	$746,101	$31,212	$357,839
*  Includes amortization of value of business acquired and underwriting, general and administration expenses and goodwill impairment.

Union Security Insurance Company	91

Union Security Insurance Company
for the year ended December 31, 2016
Schedule IV — Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
Life insurance in- force	$68,173,925	$68,066,345	$1,232,560	$1,340,140	92.0%
Premiums:
Life insurance	$269,549	$234,835	$5,907	$40,621	14.5%
Accident and health insurance	752,143	665,393	52,941	139,691	37.9%
Total earned premiums	$1,021,692	$900,228	$58,848	$180,312	32.6%
Benefits:
Life insurance	$379,529	$341,034	$16,292	$54,787	29.7%
Accident and health insurance	863,120	790,051	24,844	97,913	25.4%
Total policyholder benefits	$1,242,649	$1,131,085	$41,136	$152,700	26.9%

92	Union Security Insurance Company

Union Security Insurance Company
for the year ended December 31, 2015
Schedule IV — Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
Life insurance in- force	$72,829,480	$9,245,116	$1,120,101	$64,704,465	1.7%
Premiums:
Life insurance	$275,075	$71,763	$5,606	$208,918	2.7%
Accident and health insurance	777,369	93,214	154,468	838,623	18.4%
Total earned premiums	$1,052,444	$164,977	$160,074	$1,047,541	15.3%
Benefits:
Life insurance	$355,074	$206,962	$17,301	$165,413	10.5%
Accident and health insurance	609,412	173,444	148,203	584,171	25.4%
Total policyholder benefits	$964,486	$380,406	$165,504	$749,584	22.1%

Union Security Insurance Company	93

Union Security Insurance Company
for the year ended December 31, 2014
Schedule IV — Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
Life insurance in- force	$74,650,477	$10,021,852	$1,010,223	$65,638,848	1.5%
Premiums:
Life insurance	$279,488	$77,978	$4,831	$206,341	2.3%
Accident and health insurance	763,290	87,282	153,118	829,126	18.5%
Total earned premiums	$1,042,778	$165,260	$157,949	$1,035,467	15.3%
Benefits:
Life insurance	$374,582	$229,548	$19,317	$164,351	11.8%
Accident and health insurance	829,675	396,127	148,202	581,750	25.5%
Total policyholder benefits	$1,204,257	$625,675	$167,519	$746,101	22.5%

94	Union Security Insurance Company

Union Security Insurance Company
as of December 31, 2016, 2015 and 2014
Schedule V — Valuation and Qualifying Accounts

		Additions
	Balance at Beginning of Year	Charged to Costs and Expenses	Charged to Other Accounts	Deductions	Balance at End of Year
2016:
Valuation allowance for mortgage loans on real estate	$1,074	$623	$—	$—	$1,697
Valuation allowance for uncollectible agents balances	4,310	(5)	—	—	4,305
Valuation allowance for uncollectible accounts	—	1,020	—	—	1,020
Valuation allowance for reinsurance recoverables	—	112	—	—	112
Total	$5,384	$1,750	$—	$—	$7,134
2015:
Valuation allowance for mortgage loans on real estate	$1,464	$(390)	$—	$—	$1,074
Valuation allowance for uncollectible agents balances	4,400	(91)	—	(1)	4,310
Valuation allowance for uncollectible accounts	32	(32)	—	—	—
Total	$5,896	$(513)	$—	$(1)	$5,384
2014:
Valuation allowance for mortgage loans on real estate	$2,047	$(583)	$—	$—	$1,464
Valuation allowance for uncollectible agents balances	4,462	(64)	—	(2)	4,400
Valuation allowance for uncollectible accounts	22	10	—	—	32
Total	$6,531	$(637)	$—	$(2)	$5,896

Union Security Insurance Company	95

(F) SELECTED FINANCIAL DATA
Union Security Insurance Company Five-Year Summary of Selected Financial Data

	As of and for the Years Ended December 31,
	2016	2015	2014	2013	2012
	(in thousands)
Consolidated Statements of Operations Data:
Revenues
Net earned premiums	$180,312	$1,047,541	$1,035,467	$1,001,631	$1,007,986
Net investment income	97,770	169,453	180,734	182,960	198,728
Net realized gains on investments (1)	162,943	10,021	16,341	11,624	9,973
Amortization of deferred gains and gains on disposal of businesses	364,509	9,092	(5,147)	11,216	12,506
Fees and other income	6,670	14,810	11,934	8,877	8,416
Total revenues	812,204	1,250,917	1,239,329	1,216,308	1,237,609
Benefits, losses and expenses
Policyholder benefits	152,700	749,584	746,101	745,247	731,862
Amortization of deferred acquisition costs and value of business acquired	7,053	34,219	32,638	29,988	28,758
Underwriting, general and administrative expenses	119,415	352,000	356,413	348,232	346,292
Goodwill impairment	17,285	—	—	—	—
Total benefits, losses and expenses	296,453	1,135,803	1,135,152	1,123,467	1,106,912
Income before provision for income taxes	515,751	115,114	104,177	92,841	130,697
Provision for income taxes	206,243	41,013	34,999	30,077	41,292
Net income	$309,508	$74,101	$69,178	$62,764	$89,405
Selected Consolidated Balance Sheet Data:
Cash and cash equivalents and investments	$1,297,860	$3,228,567	$3,549,986	$3,508,694	$3,876,467
Total assets	$6,393,716	$7,262,875	$7,575,490	$7,255,817	$7,376,590
Policy liabilities (2)	$4,508,985	$4,629,411	$4,658,999	$4,454,141	$4,529,759
Total stockholder's equity	$164,640	$770,675	$879,857	$803,962	$982,687
(1)  Included in net realized gains are other-than-temporary impairments of $2,179, $7,023, $24, $1,865 and $53 for 2016, 2015, 2014, 2013 and 2012, respectively.
(2)  Policy liabilities include future policy benefits and expenses, unearned premiums and claims and benefits payable.
(G) SUPPLEMENTAL FINANCIAL DATA. Not applicable.
(H) MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Some of the statements under “Business,” “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in this registration statement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these statements by the use of words such as “will,” “may,” “anticipates,” “expects,” “estimates,” “projects,” “intends,” “plans,” “believes,” “targets,” “forecasts,” “potential,” “approximately,” or the negative version of those words and other words and terms with a similar meaning. Any forward-looking statements contained in this registration statement are based upon our historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Our actual results might differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update or review any forward-looking statement, whether as a result of new information, future events or other developments. For a discussion of the risk factors could cause our actual results to differ materially from those currently estimated by management, please refer the section entitled “Risk Factors” in this registration statement. These risk factors

96	Union Security Insurance Company

should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this registration statement.
The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and accompanying notes which appear elsewhere in this registration statement. It contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this registration statement, particularly under the heading “Risk Factors”.
The following discussion covers the twelve months ended December 31, 2016 (“Twelve Months 2016”), twelve months ended December 31, 2015 (“Twelve Months 2015”), and twelve months ended December 31, 2014 (“Twelve Months 2014”). Please see the discussion that follows for a more detailed analysis of the fluctuations.
Critical Factors Affecting Results
Our results depend on the appropriateness of our product pricing, underwriting and the accuracy of our methodology for the establishment of reserves for future policyholder benefits and claims, returns on and values of invested assets and our ability to manage our expenses. Factors affecting these items, including conditions in financial markets and the global economy, may have a material adverse effect on our results of operations or financial condition. For more information on these factors, see the section entitled "Risk Factors."
Due to the sale of Assurant Employee Benefits (AEB) to Sun Life, the nature and extent of the Company's operations have changed significantly, and now consists primarily of business that is 100% ceded through reinsurance and coinsurance (disposed and run-off businesses), as well as preneed business. Refer to Note 1 to the Financial Statements for more information related to the sale of AEB. Management believes the Company will have sufficient liquidity to satisfy its needs over the next twelve months.
For Twelve Months 2016, net cash used in operating activities including the reclassification of assets held for sale on cash and cash equivalents, totaled $341,260; net cash provided by investing activities totaled $669,370 and net cash used in financing activities totaled $379,333. We had $8,914 in cash and cash equivalents as of December 31, 2016. Please see "— Liquidity and Capital Resources," for further details.
Revenues
We generate revenues primarily from the sale of our insurance policies and service contracts and from investment income earned on our investments. Sales of insurance policies are recognized in revenue as earned premiums while sales of administrative services are recognized as fee income.
Our premium and fee income is supplemented by income earned from our investment portfolio. We recognize revenue from interest payments, dividends and sales of investments. Currently, our investment portfolio is primarily invested in fixed maturity securities. Both investment income and realized capital gains on these investments can be significantly affected by changes in interest rates.
Interest rate volatility can increase or reduce unrealized gains or losses in our investment portfolios. Interest rates are highly sensitive to many factors, including governmental monetary policies, domestic and international economic and political conditions and other factors beyond our control. Fluctuations in interest rates affect our returns on, and the market value of, fixed maturity and short-term investments.
The fair market value of the fixed maturity securities in our investment portfolio and the investment income from these securities fluctuate depending on general economic and market conditions. The fair market value generally increases or decreases in an inverse relationship with fluctuations in interest rates, while net investment income realized by us from future investments in fixed maturity securities will generally increase or decrease with interest rates. We also have investments that carry pre-payment risk, such as mortgage-backed securities. Interest rate fluctuations may cause actual net investment income and/or cash flows from such investments to differ from estimates made at the time of investment. In periods of declining interest rates, mortgage prepayments generally increase and mortgage-backed securities, commercial mortgage obligations and bonds are more likely to be prepaid or redeemed as borrowers seek to borrow at lower interest rates. Therefore, in these circumstances we may be required to reinvest those funds in lower interest-earning investments.
As a result of the AEB sale, going forward the Company's main revenues will be investment income and renewal premiums on our Preneed business.

Union Security Insurance Company	97

Expenses
Our expenses are primarily policyholder benefits, underwriting, general, and administrative expenses and goodwill impairment.
Policyholder benefits are affected by our claims management programs, reinsurance coverage, contractual terms and conditions, regulatory requirements, economic conditions, and numerous other factors. Benefits paid or reserves required for future benefits could substantially exceed our expectations, causing a material adverse effect on our business, results of operations and financial condition.
Underwriting, general, and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, amortization of deferred costs, general operating expenses and income taxes.
Critical Accounting Estimates
Certain items in our consolidated financial statements are based on estimates and judgment. Differences between actual results and these estimates could in some cases have material impacts on our consolidated financial statements.
The following critical accounting policy requires significant estimates. The actual amounts realized in this area could ultimately be materially different from the amounts currently provided for in our consolidated financial statements.
Reserves
Reserves are established in accordance with GAAP using generally accepted actuarial methods and reflect judgments about expected future claim payments. Calculations incorporate assumptions about inflation rates, the incidence of incurred claims, the extent to which all claims have been reported, future claims processing, lags and expenses and future investment earnings, and numerous other factors. While the methods of making such estimates and establishing the related liabilities are periodically reviewed and updated, the calculation of reserves is not an exact process.
Reserves do not represent precise calculations of expected future claims, but instead represent our best estimates at a point in time of the ultimate costs of settlement and administration of a claim or group of claims, based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation.
Many of the factors affecting reserve adequacy are not directly quantifiable, and not all future events can be anticipated when reserves are established. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the consolidated statement of operations in the period in which such estimates are determined.
Because establishment of reserves is an inherently complex process involving significant judgment and estimates, there can be no certainty that ultimate losses will not exceed existing claim reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made.
The following table provides reserve information for our major product lines for the years ended December 31, 2016 and 2015:

	December 31, 2016				December 31, 2015
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Global Preneed	$1,025,171	$534	$6,159	$4,009	$1,089,017	$414	$6,539	$4,278
Disposed and runoff businesses	2,042,880	19,196	397,544	58,367	1,786,402	24,847	316,980	47,214
Short Duration Contracts:
Disposed and runoff businesses	—	8,317	878,416	66,911	—	8,801	1,196,985	146,078
Credit disability	—	15	—	1,466	—	14	—	1,842
Total	$3,068,051	$28,062	$1,282,119	$130,753	$2,875,419	$34,076	$1,520,504	$199,412
For a description of our reserving methodology, see Note 10 to the consolidated financial statements included elsewhere in this registration statement.
Long Duration Contracts
Reserves for future policy benefits represent the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions reflect best estimates for expected investment yield, inflation,

98	Union Security Insurance Company

mortality, morbidity, expenses and withdrawal rates. These assumptions are based on our experience to the extent it is credible, modified where appropriate to reflect current trends, industry experience and provisions for possible unfavorable deviation. We also record an unearned revenue reserve which represents premiums received which have not yet been recognized in our consolidated statements of operations.
Historically, premium deficiency testing on continuing lines of business has not resulted in material adjustments to deferred acquisition costs or reserves. Such adjustments could occur, however, if economic or mortality conditions significantly deteriorated.
Risks related to the reserves recorded for certain discontinued individual life, annuity and long-term care insurance policies have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the policyholders, changes in and deviations from economic and mortality assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.
Short Duration Contracts
Claims and benefits payable reserves for short duration contracts include (1) case reserves for known claims which are unpaid as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to us as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Periodically, we review emerging experience and make adjustments to our reserves and assumptions where necessary. Below are further discussions on the reserving process for our major short duration products.
Risks related to claims and benefits payable for products involved in the sale of AEB have been 100% ceded via reinsurance. While the company has not been released from the contractual obligation to the policyholders, changes in and deviation from economic assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.
Investments
We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities.
Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date, with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between its amortized cost and its net present value.
Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, or unforeseen events which affect one or more companies, industry sectors or countries could result in additional impairments in future periods for other-than-temporary declines in value. See also Note 3 to the Consolidated Financial Statements included elsewhere in this report.
Reinsurance
Reinsurance recoverables include amounts we are owed by reinsurers. Reinsurance costs are expensed over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in our consolidated balance sheets. An estimated allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions. The ceding of insurance does not discharge our primary liability to our insureds.
The following table sets forth our reinsurance recoverables as of the dates indicated:

Union Security Insurance Company	99

	December 31, 2016	December 31, 2015
Reinsurance recoverables	$3,565,032	$2,225,924
We have used reinsurance to exit certain businesses, including AEB business and blocks of individual life, annuity, and long-term care business. The reinsurance recoverables relating to these dispositions amounted to $3,491,548 and $2,117,114 at December 31, 2016 and 2015, respectively.
In the ordinary course of business, we are involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance for the years ended December 31:

	2016	2015
Ceded future policyholder benefits and expenses	$2,150,020	$1,826,798
Ceded unearned premium	27,647	24,587
Ceded claims and benefits payable	1,373,742	360,176
Ceded paid losses	13,623	14,363
Total	$3,565,032	$2,225,924
We utilize reinsurance for loss protection and capital management and business dispositions. See also "Quantitative and Qualitative Disclosures About Market Risk — Credit Risk" below.
Contingencies
We account for contingencies by evaluating each contingent matter separately. A loss is accrued if reasonably estimable and probable. We establish reserves for these contingencies at the best estimate, or, if no one estimated amount within the range of possible losses is more probable than any other, we report an estimated reserve at the low end of the estimated range. Contingencies affecting the Company include litigation matters which are inherently difficult to evaluate and are subject to significant changes.
Deferred Taxes
Deferred income taxes are recorded for temporary differences between the financial reporting and income tax bases of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets if, based on the weight of all available evidence, it is more likely than not that some portion of the asset will not be realized. The valuation allowance is sufficient to reduce the asset to the amount that is more likely than not to be realized. The Company has deferred tax assets resulting from temporary differences that may reduce taxable income in future periods. The detailed components of our deferred tax assets, liabilities and valuation allowance are included in Note 5 to our consolidated financial statements.
The calculation of the valuation allowance is made at the consolidated return group level. As of December 31, 2016 and 2015, the Company had no cumulative valuation allowance against deferred tax assets, as it is management’s assessment that it is more likely than not that all deferred tax assets will be realized.
In determining whether the deferred tax asset is realizable, the Company weighed all available evidence, both positive and negative. We considered all sources of taxable income available to realize the asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences, carry forwards and tax-planning strategies.
The Company believes it is more likely than not that the remainder of its deferred tax assets will be realized in the foreseeable future. Accordingly, a valuation allowance has not been established.
In determining the appropriate valuation allowance, management makes judgments about recoverability of deferred tax assets, use of tax loss and tax credit carryforwards, levels of expected future taxable income and available tax planning strategies. The assumptions used in making these judgments are updated periodically by management based on current business conditions that affect the Company and overall economic conditions. These management judgments are therefore subject to change based on factors that include, but are not limited to, changes in expected capital gain income in the foreseeable future and the ability of the Company to successfully execute its tax planning strategies.
Recent Accounting Pronouncements
Refer to Note 2 of the Notes to the Consolidated Financial Statements.
Results of Operations

100	Union Security Insurance Company

The table below presents information regarding our consolidated results of operations:

	For the Years Ended December 31,
	2016	2015	2014
Revenues:
Net earned premiums	$180,312	$1,047,541	$1,035,467
Net investment income	97,770	169,453	180,734
Net realized gains on investments	162,943	10,021	16,341
Amortization of deferred gains on disposal of businesses	364,509	9,092	(5,147)
Fees and other income	6,670	14,810	11,934
Total revenues	812,204	1,250,917	1,239,329
Benefits, losses and expenses:
Policyholder benefits	152,700	749,584	746,101
Selling, underwriting and general expenses (1)	143,753	386,219	389,051
Total benefits, losses and expenses	296,453	1,135,803	1,135,152
Income before provision for income taxes	515,751	115,114	104,177
Provision for income taxes	206,243	41,013	34,999
Net income	$309,508	$74,101	$69,178
Ratios:
Loss ratio (2)	84.7%	71.6%	72.1%
Expense ratio (3)	76.9%	36.4%	37.1%
(1)  Includes amortization of DAC and VOBA, goodwill impairment and underwriting, general and administrative expenses.
(2)  The loss ratio is equal to policyholder benefits divided by net earned premiums.
(3)  The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and fees and other income.
Year Ended December 31, 2016 Compared to the Year Ended December 31, 2015
Net Income
Net income increased $235,407 to $309,508 for Twelve Months 2016 from $74,101 for Twelve Months 2015. The increase was primarily attributable to the increase in amortization of deferred gains and gains on disposal of business of $231,021 (after tax) and an increase in net realized gains on investments of $99,399 (after tax). This was partially off-set by a decrease of $46,594 (after tax) in net investment income. These changes are primarily due to the sale of Assurant Employee Benefits (AEB) to Sun Life.
Total Revenues
Total revenues decreased $438,713 to $812,204 for Twelve Months 2016 from $1,250,917 for Twelve Months 2015. The decrease was primarily attributable to a decrease of $867,229 in net earned premiums and a decrease of $71,683 in net investment income. These items are partially offset by an increase in amortization of deferred gains and gains on disposal of business of $355,417 and an increase of net realized gains on investments of $152,922. These changes are primarily due to the sale of AEB to Sun Life.
Total Benefits, Losses and Expenses
Total benefits, losses and expenses decreased $839,350 to $296,453 for Twelve Months 2016 from $1,135,803 for Twelve Months 2015. The decrease is primarily attributable to a decrease in policyholder benefits of $596,884 and a decrease in selling, underwriting and general expenses of $242,466 primarily due to the sale of AEB to Sun Life.

Income Taxes
Income taxes increased $165,230 to $206,243 for Twelve Months 2016 from $41,013 for Twelve Months 2015. The increase was mainly related to the increase in pre-tax income.

Union Security Insurance Company	101

Year Ended December 31, 2015 Compared to the Year Ended December 31, 2014
Net Income
Net income increased $4,923 to $74,101 for Twelve Months 2015 from $69,178 for Twelve Months 2014. The increase was primarily driven by an increase of $9,255 (after tax) in amortization of deferred gain on disposal of businesses as 2014 which had a change in estimate that was previously disclosed, along with improved mortality experience in our Preneed business. This was partially off-set by a decrease of $7,333 (after tax) in net investment income and a decrease of net realized gains on investments of $4,108 (after tax).
Total Revenues
Total revenues increased $11,588 to $1,250,917 for Twelve Months 2015 from $1,239,329 for Twelve Months 2014. This was primarily due to an increase of $12,074 in net earned premiums mainly driven by growth in the Company’s employee paid products (voluntary) and an increase of $14,239 in amortization of deferred gain on disposal of business as 2014 which had a change due to lower average asset levels in estimate that was previously disclosed. This was partially offset by a decrease in net investment income of $11,281 and a decrease of net realized gains on investments of $6,320.
Total Benefits, Losses and Expenses
Total benefits, losses and expenses increased $651 to $1,135,803 for Twelve Months 2015 from $1,135,152 for Twelve Months 2014. This was primarily due to an increase in policyholder benefits for our employee paid products (voluntary), partially offset by improved mortality experience in our PreNeed business and a decrease of $2,832 in selling, underwriting and general expenses mainly due to lower service and administrative fees in our PreNeed business
Income Taxes
Income taxes increased $6,014 to $41,013 for Twelve Months 2015 from $34,999 for Twelve Months 2014. The increase was mainly related to the increase in pre-tax income.
Investments
Refer to Notes 3 and 4 to the Consolidated Financial Statements included elsewhere in this report.
Liquidity and Capital Resources
The primary sources of funds for the Company consist of premiums and fees collected, proceeds from the sales and maturity of investments and net investment income. Cash is primarily used to pay insurance claims, agent commissions, operating expenses and taxes. We generally invest our excess funds in order to generate investment income. We also have the ability to receive capital infusions from our Parent, if needed. Please see Assurant's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for additional information related to our Parent.
Cash Flows
We monitor cash flows, and forecasts are provided on a monthly basis. Trend and variance analyses are used to project future cash needs making adjustments to the forecasts when needed.
The table below shows our recent net cash flows:

	For the Years Ended December 31,
	2016	2015	2014
Net cash (used in) provided by:
Operating activities (1)	$(395,531)	$(27,767)	$(42,703)
Investing activities	669,370	206,555	128,640
Financing activities	(325,062)	(125,941)	(96,288)
Net change in cash	$(51,223)	$52,847	$(10,351)
(1) Includes the reclassification of assets held for sale on cash and cash equivalents.

Cash Flows for the Years Ended December 31, 2016, 2015 and 2014
Operating activities:

102	Union Security Insurance Company

We typically generate operating cash inflows from premiums collected from our insurance products and income received from our investments while outflows consist of policy acquisition costs, benefits paid, and operating expenses. These net cash flows are then invested to support the obligations of our insurance products and required capital supporting these products. Our cash flows from operating activities are affected by the timing of premiums, fees, and investment income received and expenses paid.
Net cash used in operating activities was $395,531 and $27,767 for the years ended December 31, 2016 and 2015, respectively. The change in operating activities between the years is primarily due to the sale of Assurant Employee Benefits (AEB), mainly through reinsurance contracts to Sun Life.
Net cash used in operating activities was $27,767 and $42,703 for the years ended December 31, 2015 and 2014, respectively. The decrease in cash used in operating activities between the years is primarily due to an increase in net written premiums in the Company’s employee paid products (voluntary).
Investing activities:
Net cash provided by investing activities was $669,370 and $206,555 for the years ended December 31, 2016 and 2015, respectively. The increase in cash provided between years is primarily due to the sale of the AEB segment to Sun Life. This increase is partially offset by an increase of purchases of fixed maturity securities and a change in short-term investments.
Net cash provided by investing activities was $206,555 and $128,640 for the years ended December 31, 2015 and 2014, respectively. The increase in cash provided between years is primarily due to a decrease in purchases of fixed maturity securities, increase in sales of other invested assets and equity securities, and the liquidation of collateral held under securities lending programs, which were terminated. These are partially offset by changes in our short term investments and lower sales of fixed maturity securities.
Financing activities:
Net cash used in financing activities was $325,062 and $125,941 for the years ended December 31, 2016 and 2015, respectively. The increase in cash used in financing activities is primarily due to an increase in cash dividends paid to the Parent, partially offset by a capital contribution received from an affiliated entity due to the AEB sale.
Net cash used in financing activities was $125,941 and $96,288 for the years ended December 31, 2015 and 2014, respectively. The increase in cash used in financing activities is primarily due to a $43,653 change in obligations under securities lending due to the termination of the securities lending program, offset by a $14,000 decrease in dividends paid to the Parent.
Commitments and Contingencies
We have obligations and commitments to third parties as a result of our operations. These obligations and commitments, as of December 31, 2016, are detailed in the table below by maturity date as of the dates indicated:

	As of December 31, 2016
	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Contractual obligations:
Insurance liabilities (1)	$1,282,735	$106,819	$176,254	$153,730	$845,932
Operating leases	70,560	3,528	7,056	7,056	52,920
Liability for unrecognized tax benefit	356,292	—	356,292	—	—
Total obligations and commitments	$1,709,587	$110,347	$539,602	$160,786	$898,852
(1) Insurance liabilities reflect estimated cash payments to be made to policyholders excluding fully reinsured discontinued operations whose inclusion would be potentially distortive. The total gross reserve excluded is $3,443,152 which, if the reinsurers defaulted, would be payable over a 30+ year period with the majority of the payments occurring after 5 years. Additional information on the reinsurance arrangements can be found in Note 9.
Liabilities for future policy benefits and expenses and claims and benefits payable have been included in the commitments and contingencies table. Significant uncertainties relating to these liabilities include mortality, morbidity, expenses, persistency, investment returns, inflation, contract terms and the timing of payments.
Off-Balance Sheet Arrangements
The Company does not have any off-balance sheet arrangements that are reasonably likely to have a material effect on the financial condition, results of operations, liquidity, or capital resources of the Company.

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(I) CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS.
None.
(J) QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
As a provider of insurance products, effective risk management is fundamental to our ability to protect both our customers' and our stockholder's interests. We are exposed to potential loss from various market risks, in particular interest rate risk, credit risk and inflation risk.
Interest rate risk is the possibility that the fair value of liabilities will change more or less than the market value of investments in response to changes in interest rates, including changes in investment yields and changes in spreads due to credit risks and other factors.
Credit risk is the possibility that counterparties may not be able to meet payment obligations when they become due. We assume counterparty credit risk in many forms. A counterparty is any person or entity from which cash or other forms of consideration are expected to extinguish a liability or obligation to us. Primarily, our credit risk exposure is concentrated in our fixed maturity investment portfolio and, to a lesser extent, in our reinsurance recoverables.
Inflation risk is the possibility that a change in domestic price levels produces an adverse effect on earnings. This typically happens when either invested assets or liabilities, but not both, are indexed to inflation.
Interest Rate Risk
Interest rate risk arises as we invest substantial funds in interest-sensitive fixed income assets, such as fixed maturity securities, mortgage-backed and asset-backed securities and commercial mortgage loans, primarily in the United States. There are two forms of interest rate risk — price risk and reinvestment risk. Price risk occurs when fluctuations in interest rates have a direct impact on the market valuation of these investments. As interest rates rise, the market value of these investments falls, and conversely, as interest rates fall, the market value of these investments rise. Reinvestment risk is primarily associated with the need to reinvest cash flows (primarily coupons and maturities) in an unfavorable lower interest rate environment. In addition, for securities with embedded options such as callable bonds, mortgage-backed securities, and certain asset-backed securities, reinvestment risk occurs when fluctuations in interest rates have a direct impact on expected cash flows. As interest rates fall, an increase in prepayments on these assets results in earlier than expected receipt of cash flows forcing us to reinvest the proceeds in an unfavorable lower interest rate environment. Conversely, as interest rates rise, a decrease in prepayments on these assets results in later than expected receipt of cash flows forcing us to forgo reinvesting in a favorable higher interest rate environment.
We manage interest rate risk by selecting investments with characteristics such as duration, yield, currency and liquidity tailored to the anticipated cash outflow characteristics of our insurance and reinsurance liabilities.
Our group long-term disability and group term life waiver of premium reserves are also sensitive to interest rates. These reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is determined by taking into consideration actual and expected earned rates on our asset portfolio.

The interest rate sensitivity relating to price risk of our fixed maturity security assets is assessed using hypothetical scenarios that assume several positive and negative parallel shifts of the yield curves. We have assumed that the yield curve shifts are of equal direction and magnitude. The individual securities are repriced under each scenario using a valuation model. For investments such as callable bonds and mortgage-backed and asset-backed securities, a prepayment model was used in conjunction with a valuation model. Our actual experience may differ from the results noted below particularly due to assumptions

104	Union Security Insurance Company

utilized or if events occur that were not included in the methodology. The following tables summarize the results of this analysis for bonds, mortgage-backed and asset-backed securities held in our investment portfolio as of the dates indicated:

Interest Rate Movement Analysis
of Market Value of Fixed Maturity Securities Investment Portfolio
As of December 31, 2016

Basis points	–100	–50	0	50	100
Total market value	$1,129,443	$1,077,289	$1,028,663	$983,298	$940,896
% Change in market value from base case	9.80%	4.73%	—%	(4.41)%	(8.53)%
$ Change in market value from base case	$100,780	$48,626	$—	$(45,365)	$(87,767)

As of December 31, 2015

Basis points	–100	–50	0	50	100
Total market value	$2,677,125	$2,558,182	$2,446,921	$2,342,936	$2,245,666
% Change in market value from base case	9.41%	4.55%	—%	(4.25)%	(8.22)%
$ Change in market value from base case	$230,204	$111,261	$—	$(103,985)	$(201,255)
Credit Risk
We have exposure to credit risk primarily from customers, as a holder of fixed maturity securities and by entering into reinsurance cessions.
Our risk management strategy and investment policy is to invest in debt instruments of high credit quality issuers and to limit the amount of credit exposure with respect to any one issuer. We attempt to limit our credit exposure by imposing fixed maturity portfolio limits on individual issuers based upon credit quality. Currently our portfolio limits are 1.5% for issuers rated AA– and above, 1% for issuers rated A– to A+, 0.75% for issuers rated BBB– to BBB+ and 0.38% for issuers rated BB– to BB+. These portfolio limits are further reduced for certain issuers with whom we have credit exposure on reinsurance agreements. We use the lower of Moody's or S&P's ratings to determine an issuer's rating.
The following table presents our fixed maturity investment portfolio by ratings of the nationally recognized securities rating organizations as of the dates indicated:

	December 31, 2016		December 31, 2015
Rating	Fair Value	Percentage of Total	Fair Value	Percentage of Total
Aaa/Aa/A	$571,819	56%	$1,316,288	54%
Baa	408,456	40%	1,031,311	42%
Ba	35,279	3%	69,336	3%
B and lower	13,109	1%	29,986	1%
Total	$1,028,663	100%	$2,446,921	100%
We are also exposed to the credit risk of our reinsurers. When we reinsure, we are still liable to our insureds regardless of whether we get reimbursed by our reinsurer. As part of our overall risk and capacity management strategy, we purchase reinsurance for certain risks that we underwrite.
The Company had $3,565,032 and $2,225,924 of reinsurance recoverables as of December 31, 2016 and 2015 respectively, the majority of which are protected from credit risk by various types of risk mitigation mechanisms such as trusts, letters of credit or by withholding the assets in a modified coinsurance or co-funds-withheld arrangement. For example, reserves of $1,025,038, $558,292 and $1,908,217 as of December 31, 2016 relating to large coinsurance and reinsurance arrangements with Sun Life, The Hartford and John Hancock (a subsidiary of Manulife Financial Corporation), respectively, and reserves of $562,334 and $1,554,780 as of December 31, 2015, related to sales of businesses are held in trusts. If the value of the assets in these trusts falls below the value of the associated liabilities, Sun Life, The Hartford and John Hancock, as the case may

Union Security Insurance Company	105

be, will be required to put more assets in the trusts. We may be dependent on the financial condition of Sun Life, The Hartford and John Hancock, whose A.M. Best ratings are currently A+, A– and A+, respectively. As of December 31, 2016, A.M. Best maintained a stable outlook on the financial strength ratings of Sun Life, John Hancock and The Hartford. For recoverables that are not protected by these mechanisms, we are dependent solely on the credit of the reinsurer. See the section entitled "Risk Factors" for further information. A majority of our reinsurance exposure has been ceded to companies rated A– or better by A.M. Best.
Inflation Risk
Inflation risk arises as we invest substantial funds in nominal assets which are not indexed to the level of inflation, whereas the corresponding liabilities are indexed to the level of inflation. Approximately 18% of our preneed policies with reserves of approximately $169,183 and $186,906 as of December 31, 2016 and December 31, 2015, respectively, have death benefits that are guaranteed to grow with the Consumer Price Index ("CPI"). In times of rapidly rising inflation the credited death benefit growth on these liabilities increases relative to the investment income earned on the nominal assets resulting in an adverse impact on earnings. We have partially mitigated this risk by purchasing a contract with payments tied to the CPI. See "— Derivatives."
In addition, we have inflation risk in our individual and small employer group health insurance businesses to the extent that medical costs increase with inflation, and we have not been able to increase premiums to keep pace with inflation. Medical reserves represent less than 1% of total claims and benefits payable.
Derivatives
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the prices of securities or commodities. Derivative financial instruments may be exchange-traded or contracted in the over-the-counter market and include swaps, futures, options and forward contracts.
Under insurance statutes, our insurance companies may use derivative financial instruments to hedge actual or anticipated changes in their assets or liabilities, to replicate cash market instruments or for certain income-generating activities. These statutes generally prohibit the use of derivatives for speculative purposes. We generally do not use derivative financial instruments.
We have purchased contracts to cap the inflation risk exposure inherent in some of our preneed insurance policies.

106	Union Security Insurance Company

(K) EXECUTIVE OFFICERS
The table below sets forth certain information, as of April 20, 2017, concerning each person deemed to be an Executive Officer of the Company. There are no arrangements or understandings between any Executive Officer and any other person pursuant to which the officer was selected.

Name	Age	Positions
Tammy L. Schultz	47	Chairman, President, and Chief Executive Officer
Tamrha V. Mangelsen	55	Chief Financial Officer, Treasurer and Assistant Secretary; Vice President, Enterprise Business Services - Statutory Reporting, Assurant, Inc.
Paula SeGuin	49	Vice President and Director; Director of Compliance, Assurant, Inc.
Tammy L. Schultz, President, Chief Executive Officer and Chairman. Please see Ms. Schultz’s biography in the section below entitled "DIRECTORS".
Tamrha V. Mangelsen, Chief Financial Officer, Treasurer and Assistant Secretary; Vice President, Enterprise Business Services - Statutory Reporting, Assurant, Inc. Ms. Mangelsen has served as Chief Financial Officer and Treasurer of the Company since December 31, 2014 and as Vice President, Enterprise Business Services - Statutory Reporting of Assurant, Inc. since 2012. Previously, she served as Assistant Vice President, Statutory Reporting of Assurant, Inc. from 2008 to 2012.
Paula M. SeGuin, Vice President and Director; Director of Compliance, Assurant, Inc. Please see Ms. SeGuin's biography in the section below entitled "DIRECTORS".
Code of Ethics. The Assurant Code of Ethics is applicable to all employees, officers and directors, including the executive officers of the Company. The Code of Ethics may be found under the “Corporate Governance” subsection of the “Investor Relations” section of the Parent’s website at http://ir.assurant.com.
DIRECTORS
We currently have five directors. The biographies of each of the directors below contain information regarding the person's service as a director, business experience and director positions held currently and/or during the last five years.
Each individual was selected to serve as a director of the Company because of his or her leadership position at the Company or Assurant, Inc., and the valuable experience with, and knowledge of, Assurant's operations and business lines that he or she brings to the Company's Board.
Eric Kurzrok, Director. Mr. Kurzrok, 40, was appointed as a director of the Company in February, 2016. He has also served as a Vice President and Actuary, Ratings and Capital, of Assurant, Inc. since 2008. Mr. Kurzrok is a Fellow of the Society of Actuaries and a Member of the American Academy of Actuaries.
Keith W. Demmings, Director. Mr. Demmings, 44, has served as a director of the Company since June 2016. He has also served as Executive Vice President of Assurant, Inc. and President of Global Lifestyle, an operating segment of Assurant, since 2016. From 2013 to 2016, he served as Executive Vice President of Assurant's global markets. In 2011, Mr. Demmings was appointed as Senior Vice President and Country President of Assurant's Canadian business.
Richard S. Dziadzio, Director. Mr. Dziadzio, 53, has served as a director of the Company since August 2016. He has also served as Executive Vice President, Chief Financial Officer and Treasurer of Assurant, Inc. since July 2016. Before joining Assurant, Inc., Mr. Dziadzio served as Chief Financial Officer of ANV, a specialty underwriter. From 1994 to 2012, Mr. Dziadzio held a number of positions including Chief Financial Officer for AXA Equitable Life Insurance Company and AXA Financial, Inc.
Paula SeGuin, Vice President and Director. Ms. SeGuin, 49, was appointed as a director of the Company in February, 2016 and as Vice President of the Company on March 1, 2016. Ms. SeGuin has also served as Director of Compliance at Assurant, Inc. since January 2005.
Tammy L. Schultz, Chairman, President and Chief Executive Officer. Ms. Schultz, 47, was appointed as a director of the Company in February 2016, and as President and Chief Executive Officer on March 1, 2016. Ms. Schultz also serves as Executive Vice President and President of the Global Preneed Business. In 2012, Ms. Schultz was appointed the Executive Vice President and President of the Preneed Business. Prior to that, she served as Vice President, Chief Operations Officer and Client Relationships, Preneed.

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(L) COMPENSATION DISCUSSION AND ANALYSIS
I. Executive Summary
Introduction
This Compensation Discussion and Analysis ("CD&A") provides a detailed review of the compensation principles and strategic objectives governing the compensation of the following individuals, who were serving as our named executive officers during 2016:

Miles B. Yakre	President and Chief Executive Officer (until March 1, 2016)
Tammy Schultz	President and Chief Executive Officer (effective March 1, 2016)
Tamrha V. Mangelsen	Chief Financial Officer and Treasurer; Vice President, Enterprise Business Services-Statutory Reporting, Assurant, Inc.
Paula SeGuin	Vice President; Director of Compliance, Assurant, Inc.
Throughout this CD&A, we refer to the above-named individuals as our "named executive officers" or "NEOs." Because the Company is a wholly-owned subsidiary of Assurant, Inc. (hereafter, "Assurant" or the "Parent") and each of the NEOs has a role at the Parent (or a division of the Parent) as of December 31, 2016 in addition to serving as an officer of the Company, our compensation programs, awards and measures are primarily based on and part of the compensation program of the Parent.
The 2016 compensation of Mr. Yakre and Ms. Schultz, Ms. Mangelsen and Ms. SeGuin was based on a compensation program focused on the goals and objectives of the Parent. All of our NEOs participated in the Parent's long-term equity incentive program in 2016.
For more detailed information on Assurant's 2016 compensation programs, awards and objectives, please see Assurant's Proxy Statement, as filed with the SEC on March 24, 2017.
Our Executive Compensation Principles
Our core executive compensation principles are based on the principles of Assurant and are set forth below:

•
Executive compensation opportunities at the Company should be sufficiently competitive to attract and retain talented executives who can successfully execute the Company's business strategy while remaining at levels that are aligned with the interests of shareholders.[1]

•	Annual incentive and long-term equity incentive programs at Assurant, including at the Company, should motivate our executives to deliver above-average results.

•	A significant portion of target total direct compensation provided to our named executive officers should be tied to financial performance and stock price performance.[1]

•
Our executive compensation programs should be informed by strong governance practices that reinforce our pay for performance philosophy, support our culture of accountability and encourage prudent risk management.

II. The Compensation Decision Making Process
The Compensation Committee of the Parent's Board of Directors (the "Assurant Compensation Committee") oversees Assurant's executive compensation program and advises the full Assurant Board on general aspects of Assurant's compensation and benefit policies.
The compensation of the Company's CEO is determined through a process whereby the Chief Financial Officer of Assurant, Inc. annually reviews the CEO's performance, and makes decisions regarding his or her compensation. The compensation of Ms. Schultz, Mangelsen and Ms. SeGuin is determined through a process whereby members of senior management at the Parent annually review their performance and compensation and make decisions regarding their compensation.
The Chief Executive Officer of the Parent also provides input, in consultation with the Parent's Chief Financial Officer and Executive Vice President, Chief Human Resources Officer, on the annual incentive plan performance goals that apply to the Company's NEOs.

____________________

[1]	Union Security Insurance Company does not have securities that are traded publicly and therefore, all references to shares and shareholders in this CD&A refer to those of the Parent.

108	Union Security Insurance Company

Level of Compensation Provided
Market Positioning. Assurant and the Company believe that the best way to attract and retain top talent while maintaining appropriate levels of compensation is to provide target total direct compensation opportunities to our NEOs at levels and on terms that are competitive with the market and/or peer companies, as further described below. The relative levels of each element of total direct compensation (base salary, annual incentive and long-term equity incentive) are also determined by reference to these benchmarks.
Company-Level Named Executive Officers - Company Market Survey Data. The Company is not a publicly-traded company and does not have a compensation peer group; however, it does rely on certain market survey data to set target total direct compensation that is competitive with the market. The Company targets base salary at the 50th percentile of market. Compensation levels for total direct compensation (including mix of base pay, short- and long-term incentive compensation) are established based upon market data for comparable positions at comparable companies in the insurance and financial services industries. Short- and long-term incentive compensation are aligned with recommended targets for each NEO's grade and scope of responsibility.
III. Elements of Our Executive Compensation Program
Base Salaries
The base salary for each NEO is intended to be competitive with that of available market data reviewed by Assurant. In 2016, base salaries for certain NEOs were increased to the amounts shown in column (c) of the Summary Compensation Table below.
Annual Incentive Compensation
Overview.  For the enterprise, consistent with its long-term growth strategy Assurant has allocated 48% of the target annual incentive opportunity provided to its executives to profitability measures, 32% to top-line revenue growth for specified areas and 20% to the strategic goal of strengthening its market leadership position. As further described below, Assurant uses operating measures for these financial targets because they exclude the impact of net realized gains (losses) on investments and other unusual and/or non-recurring or infrequent items. Management takes a number of factors into account when developing recommended performance goals. In any given year, these factors may include results from prior years, opportunities for strategic growth and economic trends that may impact our business (e.g., levels of consumer spending, unemployment rates, mortgage default rates or prevailing conditions in the credit markets).
2016 Annual Incentive Compensation for the Company's NEOs: Financial Metrics.2  For 2016, Assurant sought to establish financial targets that were challenging and would motivate its senior executives to deliver growth in a difficult economic environment. For Ms Schultz, financial targets apply to the Assurant Preneed business. Top-line revenue, weighted at 25% for Ms. Schultz, is measured by the Preneed business unit face sales. Profitability, weighted at 25% for Ms. Schultz, is measured by net operating income ("NOI") for the Global Preneed business. The remaining portion of Ms. Schultz's 2016 annual incentive goal is composed 30% by the Assurant profitability and top-line revenue growth targets described below and 20% by the Assurant strategic goal described above.
For Ms. Mangelsen and Ms. SeGuin, financial targets apply to the Parent. Profitability, weighted at 48%, is measured in equal parts by the performance results of Assurant's NIO excluding catastrophe losses (24%) and NOI earnings per share excluding catastrophe losses (24%).3 Top-line revenue, weighted at 32%, is measured by consolidated revenue from core and targeted businesses. The remaining portion of Ms. Mangelsen and Ms. SeGuin's 2016 annual incentive goal is the Assurant strategic goal described above, weighted at 20%.
Mr. Yakre did not participate in the annual incentive program in 2016.

[2]
For additional information regarding the measures discussed below, please see the Parent's proxy statement filed with the SEC on March 24, 2017. The proxy statement is not incorporated by reference herein. Certain measures are non-GAAP. A reconciliation of the reported non-GAAP measures to their most comparable GAAP measures can be found in Appendix A of the Parent’s proxy statement.

[3]
Assurant NOI excluding catastrophe losses equals net income excluding Assurant Health runoff operations, Assurant Employee Benefits, net realized gains (losses) on investments, amortization of deferred gains and gains on disposal of businesses and other highly variable items, as well as catastrophe losses. Assurant NOI EPS excluding catastrophe losses equals NOI excluding catastrophe losses divided by the weighted average diluted shares outstanding.

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Annual Incentive Performance Results for Ms. Mangelsen and Ms. SeGuin.4 For Ms. Mangelsen and Ms. SeGuin, the 2016 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for Assurant NOI were $355, $383, $412, $431 and $451 million, respectively. Assurant’s 2016 NOI excluding catastrophe losses was $412 million. The 2016 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for Assurant’s NOI earnings per share were $5.67, $6.13, $6.59, $6.90 and $7.22, respectively. Assurant's 2016 NOI earnings per share excluding catastrophe losses was $6.66. The 2016 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for Assurant revenue growth were $5.280, $5.420, $5.561, $5.700 and $5.840 billion, respectively. Assurant’s 2016 revenue for core and targeted businesses was $5.512 billion. Based on the above metrics and performance results as well as the achievement of the 2016 strategic goal, the 2016 composite annual incentive performance multiplier for 2016 for Ms. Mangelsen and Ms. SeGuin was 1.12.
Annual Incentive Performance Results for Ms. Schultz.4 For Ms. Schultz, the 2016 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for Global Preneed business NOI were $37.3, $40, $42.9, $45.9 and $49.7 million, respectively. 2016 NOI for Global Preneed business was $42.3 million. The performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for Global Preneed business revenue growth for face sales were $864.9 million, $941.2 million, $1.017 billion, $1.093.9 billion and $1.170.2 billion, respectively. Global Preneed business unit revenue for face sales for 2016 was $942.6 million. Based on the above metrics and performance results as well as the achievement of the 2016 Assurant enterprise and strategic goals, the 2016 composite annual incentive performance multiplier for Ms. Schultz, was 0.99.
The performance targets described above are disclosed only to assist investors and other readers in understanding executive compensation provided to certain of the Company's executive officers. They are not intended to provide guidance on, and should not be relied on as predictive of, Assurant's future performance or the future performance of the Company or any of Assurant's operating segments.
The following table shows target annual incentive compensation, the weighted average multipliers for each NEO and the resulting annual incentive award payout for 2016:

Named Executive Officer	2016 Target Annual Incentive	2016 Multiplier	2016 Annual Incentive Payment
Tammy L. Schutlz	$116,138.25	0.99	$114,976.85
Miles B. Yakre	N/A	N/A	N/A
Tamrha V. Mangelsen	$43,250.00	1.12	$48,439.98
Paula M. SeGuin	$26,220.00	1.12	$29,366.40
Long-term Equity Incentive Compensation
All of the NEOs participate in Assurant's long-term equity incentive compensation program.
Assurant uses performance share units ("PSUs") and restricted stock units ("RSUs") as equity compensation vehicles under the Assurant, Inc. Long Term Equity Incentive Plan ("ALTEIP"). A stock unit represents the right to receive a share of Common Stock at a specified date in the future, subject, in the case of PSUs, to the attainment of pre-established performance criteria.
For performance periods prior to 2016, for each year in the performance period, Assurant's performance with respect to selected metrics (as described in the chart below) is compared against an index of companies and assigned a percentile ranking. These rankings are then averaged to determine the composite percentile ranking for the three-year performance period. Measurement of the Assurant designated financial performance metrics includes unusual or non-recurring events and other extraordinary items.
For the 2016-2018 performance period, Assurant’s performance is measured with respect to two equally weighted metrics: absolute NOI EPS, measured as the sum of each year within the three-year performance period, and total stockholder return (TSR) relative to the S&P 500 Index, measured over the three-year performance period. Measurement of performance against the designated financial performance metrics includes unusual or non-recurring events and other extraordinary items, unless otherwise determined by the Assurant Compensation Committee. NOI EPS excludes reportable catastrophe losses because they create volatility that is beyond the executive’s control and the Assurant Compensation Committee believes executives should be focused on the underlying performance of the business.
____________________

4
Results in this paragraph may differ from the Parent’s reported results since expenses, revenues and other effects associated with acquisition activity during the year and changes in accounting that do not reflect changes in the underlying business are generally excluded when calculating results.

110	Union Security Insurance Company

Performance-Based Long-Term Equity Plan Design Attributes

For performance periods before 2016:
Growth in Book Value Per Share Excluding AOCI[1] — 1/3
Revenue Growth[2] — 1/3
Total Shareholder Return ("TSR") [3] — 1/3
Metrics and Weighting	Note: all relative metrics

For 2016 performance period:
Absolute NOI EPS[4] — 50%
Relative Total Stockholder Return[3] — 50%
For performance periods before 2014:

Adjusted A.M. Best U.S. Insurance Index: A.M. Best U.S. Insurance Index, excluding companies with revenues of less than $1 billion or that are not in the health or insurance Global Industry Classification Standard codes (3510 ad 4030)

Performance Measured	For 2014 and 2015 performance periods:
Against an Index	Adjusted S&P Total Market Index

S&P Total Market Index, excluding companies with revenues of less than $1 billion or those that are not in (i) GICS Insurance Industry (code 4030) or (ii) the Managed Health Care Sub-Industry in GICS Health Care Equipment & Services Industry (code 3510); and including companies that are part of our compensation peer group

For 2016 performance period:
TSR measured against S&P 500 Index
For the relative metric(s):

Threshold for payout at the 25th percentile

For performance periods before 2016, payouts capped at 150% of target if the composite percentile ranking is at or above the 75th composite percentile
Payout Considerations
For 2016 performance period, payouts capped at 200% of target if the composite percentile ranking is at or above the 90th percentile

For the absolute metric:

Threshold for payout at pre-determined performance level payouts capped at 200% of target
(1)  Year-over-year growth in the Parent's total stockholder equity, excluding AOCI, divided by diluted shares outstanding at year-end
(2)  Year-over-year growth in the Parent's total GAAP revenue (net earned premiums, fee and investment income)
(3)  Percentage change on Parent stock plus dividend yield percentage
(4)  Cumulative Parent three-year EPS NOI excluding catastrophe losses
PSUs. Payments in respect of PSUs are generally intended to be deductible as “performance-based compensation” within the meaning of Section 162(m)(4) of the Internal Revenue Code, as amended (the "Code"). Compensation in excess of $500,000 is non-deductible under Section 162(m)(6) of the Code for certain companies with health insurance businesses. While the Parent was subject to Section 162(m)(6) in 2015, in 2016 the Parent qualified for a de minimus exception under Section 162(m)(6) and was not subject to the aforementioned deductibility cap. Additional information regarding the terms and conditions of RSUs and PSUs awarded under the ALTEIP is provided under "Narrative to the Summary Compensation Table and Grants of Plan-based Awards Table — Long Term Incentive Awards" below.
In support of Assurant's pay for performance philosophy, in 2016 the Assurant Compensation Committee approved equity payments for performance share units granted in 2013 based on the above metrics. The Assurant Compensation Committee

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determined that Assurant's composite average percentile ranking relative to companies in the applicable index with regard to the three specified financial metrics over the 2013-2015 performance period was in the 63rd percentile. Because Assurant achieved above median performance relative to the designated index, our NEOs received shares of common stock equal to 126% of their target long term equity incentive opportunity.

Yearly Average PSU Percentile Ranking
Performance Period (2013-2015)	Percentile/Percentage
Year 1	93rd
Year 2	57th
Year 3	40th
Final Three-Year Average Percentile Ranking	63rd
Payout as a Percentage of Long-Term Equity Incentive Opportunity	126%
RSUs. RSUs typically vest in equal annual installments over a three-year vesting period.
IV. Benefits
The Company's named executive officers participate in the same health care, disability, life insurance, pension and 401(k) benefit plans made available generally to Assurant's U.S. employees. In addition, some of these executives are eligible for certain change of control benefits, supplemental retirement plans and limited perquisites described below.
Change of Control Benefits.  In 2016, Assurant was party to a change of control agreement (each, the "COC Agreement") with Mr. Yakre. The purpose of this COC Agreement was to enable Mr. Yakre to focus on maximizing shareholder value in the context of a control transaction without regard to personal concerns related to job security. Mr Yakre's COC Agreement applied in the context of a change of control of Assurant Employee Benefits. The COC Agreement contained a "double trigger," meaning that benefits were payable only upon a termination of employment "without cause" or for "good reason" within two years following a change of control. The COC Agreement contained non-compete and non-solicitation provisions. The COC Agreements for Mr. Yakre was expressly assumed by Sun Life as part of the Master Transaction Agreement by and between Assurant, Inc. and Sun Life Assurance Company of Canada, dated as of September 9, 2015.
Retirement Plans. All NEOs participate in the Assurant Pension Plan (the "Pension Plan"). Ms. Schultz also participates in the Assurant Executive Pension Plan (the "Executive Pension Plan") and the Assurant Executive 401(k) Plan (the "Executive 401(k) Plan") as did Mr. Yakre prior to his termination of employment on February 29, 2016. The goals of these retirement plans are to provide certain senior executives with competitive levels of income replacement upon retirement and provide a package that will both attract and retain talented executives in key positions. The Executive Pension Plan is designed to replace income levels capped under the Pension Plan by the compensation limit of Section 401(a)(17) of the Code ($265,000 for 2016). Additional information regarding the terms and conditions of these plans is provided under "Narrative to the Pension Benefits Table" below and "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" below.
Deferred Compensation Plans. Prior to his termination of employment, Mr. Yakre was eligible to participate in the Amended and Restated Assurant Deferred Compensation Plan (the "ADC Plan"). The ADC Plan provides key employees the ability to defer a portion of their eligible compensation which is then notionally invested in a variety of mutual funds. Deferrals and withdrawals under the ADC Plan are intended to be fully compliant with Section 409A of the Code ("Section 409A"). Additional information regarding the terms and conditions of these plans is provided under "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" below.
Long-Term Disability Benefits. As part of Assurant's general benefits program, it provides Long-Term Disability ("LTD") coverage for all benefits-eligible employees under a group policy. LTD benefits replace 60% of employees' monthly plan pay (which is generally defined as base salary plus the annual incentive target award amount), up to a maximum monthly benefit of $15,000.
V. Related Policies and Considerations
Timing of Equity Grants
Assurant does not coordinate the timing of equity awards with the release of material non-public information. Under Assurant's Equity Grant Policy, equity awards granted by the Assurant Compensation Committee pursuant to the ALTEIP are granted on the second Thursday in March each year.
Tax and Accounting Implications
Section 162(m)(4) of the Code limits the federal income tax deductibility of certain compensation amounts in excess of $1 million paid to a public corporation's chief executive officer and the three other most highly-paid executive officers (other than the chief financial officer) unless such executive compensation was awarded under a performance-based plan approved by stockholders and meets certain additional requirements. Effective for 2013, Section 162(m)(6), which applies to compensation

112	Union Security Insurance Company

paid by health insurance companies and their affiliates including the Parent and its subsidiaries, was added to the Code as part of the Patient Protection and Affordable Care Act. It limits deductible compensation to $500,000 per employee and has no exception for qualified performance-based compensation. The Assurant Compensation Committee continues to emphasize performance-based compensation that attracts, retains and rewards the executives necessary to successfully execute the Parent's business strategy. In 2016, Assurant was exempt from Section 162(m)(6) based on the de minimis exception applicable to companies whose revenue from certain health premiums accounts for less than 2% of total revenue. While the Assurant Compensation Committee generally seeks to pay compensation that is deductible, it reserves the right to pay non-deductible compensation to the extent it deems appropriate.
The compensation that Assurant pays to the NEOs is reflected in our consolidated financial statements as required by U.S. GAAP. We account for stock-based compensation under the ALTEIP and all predecessor plans in accordance with the requirements of FASB ASC Topic 718.
COMPENSATION OF NAMED EXECUTIVE OFFICERS
Summary Compensation
The following table sets forth the cash and other compensation earned by the NEOs for all services in all capacities during 2016, 2015 and 2014 as applicable.
Summary Compensation Table for Fiscal Years 2016, 2015, and 2014

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards [1] ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings [2] ($)	All Other Compensation [3] ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Tammy L. Schultz, President and Chief Executive Officer (effective March 1, 2016); President Global Preneed, Assurant, Inc.	2016	258,085	—	118,828	—	114,977	—	39,110	531,000
Miles B. Yakre, President and Chief Executive Officer (until March 1, 2016), Senior Vice President, Assurant, Inc.	2016 2015 2014	56,333 329,000 321,000	— — —	— 180,835 176,459	— — —	— 180,950 247,170	1 85,256 47,365	24,934 45,888 37,494	81,268 821,929 829,488
Tamrha V. Mangelsen, Chief Financial Officer and Treasurer; Vice President, EBS Stat Reporting, Assurant, Inc.	2016 2015 2014	173,000 168,300 161,160	— — —	26,563 25,233 16,113	— — —	48,440 61,850 53,183	— 20,662 17,995	26,552 16,450 16,567	274,555 292,495 265,018
Paula M. SeGuin, Vice President; Director of Compliance, Assurant, Inc.	2016	131,100	—	43,675	—	29,366	—	17,147	221,288

1
The amounts reported in column (e) for 2016, 2015 and 2014 represent awards of PSUs and RSUs. These amounts are consistent with the grant date fair values of each award computed in accordance with FASB ASC Topic 718 using the closing price of our Common Stock on the grant date. Please see column (k) in the Grant of Plan-Based Awards table for the closing price on the grant date fo 2016 awards.

The amounts included in column (e) for PSUs were computed based on the achievement of target level performance for each award. As described in "CD&A — Long-Term Equity Incentive Compensation — PSUs", payouts for PSU awards can range from no payout to a 150-200% maximum payout depending on performance period.
Assuming the achievement of maximum performance level for each NEO, the amounts in column (e) (representing both RSUs and PSUs) would be as follows: (i) for awards granted in 2016: $179,610 for Ms. Schutlz; $40,151 for Ms. Mangelsen; $53,966 for Ms. SeGuin; (ii) for awards granted in 2015: $226,025 for Mr. Yakre; $31,538 for Ms. Mangelsen; $23,963 for Ms. SeGuin and (iii) for awards granted in 2014; $220,546 for Mr. Yakre; $20,138 for Ms. Mangelsen; $23,549 for Ms. SeGuin.
Please see Footnote 17, Stock Based Compensation-Performance Share Units , of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the SEC (the “2016 Form 10-K”) for a discussion of the assumptions used in this valuation.

2
The change in pension value is the aggregate change in the actuarial present value of the respective NEO’s accumulated benefit under the Parent’s three defined benefit pension plans (the Assurant SERP, the Assurant Executive Pension Plan and the Assurant Pension Plan) from December 31, 2015 to December 31, 2016, from December 31, 2014 to December 31, 2015 and from December 31, 2013 to December 31, 2014. For each plan, the change in the pension value is determined as the present value of the NEO’s accumulated benefits at December 31, 2014, December 31, 2015 or December 31, 2016 plus the amount of any benefits paid from the plan during the year less the present value of the accumulated benefits at December 31, 2013, December 31, 2014 or December 31, 2015, as applicable. Present values of accumulated benefits at December 31, 2013, December 31, 2014,

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December 31, 2015 and December 31, 2016 use the same assumptions as included in the financial statements in Assurant’s Annual Reports on Form 10-K for the fiscal years ending December 31, 2013, December 31, 2014, December 31, 2015 and December 31, 2016, respectively, as filed with the SEC. Effective February 29, 2016, the accrual of additional benefits under the SERP, Executive Pension and Pension Plans was frozen.

3
The table below details the amounts reported in the “All Other Compensation” column, which include premiums paid for Executive LTD, Company contriutions to the Executive 401(k) Plan, Company contributions to the Assurant 401(k) Plan, dividends and dividend equivalents, and certain other amounts during 2016:

Name	Executive LTD ($)	Dividends and Dividends Equivalent [a]	Company Contributions to Executive 401 (k) [b]	Qualified Company Contributions to Assurant 401 (k) [c]	Perquisites and Other Personal Benefits	Other Amounts [d]	Total
Tammy L. Schultz	—	$7,651	$7,559	$23,850	$—	$50	$39,110
Miles B. Yakre	—	$10,566	—	$14,237	$—	$131	$24,934
Tamrha V. Mangelsen	—	$1,536	—	$20,867	$—	$4,149	$26,552
Paula M. SeGuin	—	$2,168	—	$14,979	$—	$—	$17,147

a.
The amounts in this column reflect the dollar value of dividends and dividend equivalents paid in 2016 on unvested RSUs that were not factored into the grant date fair value required to be reported for these awards in column (e). The amounts in column (i) of the Summary Compensation Table for prior years reflect the dollar value of dividends and dividend equivalents paid on unvested awards of RSUs in those respective years that were not factored into the grant date fair value required to be reported for these awards in column (e). Dividend equivalents were paid on 2013 PSUs for shares vested in 2016; and on 2012 PSUs for shares vested in 2015. No dividends or dividend equivalents were paid on PSUs granted in 2016, 2015 or 2014.

b.
The amounts in this column include the Company contribution as well as a special one-time 3% Profit Sharing contribution for the Assurant Executive 401(k) Plan. The Company provided this special one-time contribution to employees for 2016 in connection with freezing the Executive Pension Plan effective March 1, 2016.

c.
The amounts in this column include the Company contribution as well as a special one-time 3% Profit Sharing contribution for the Assurant 401(k) Plan. The Company provided this special one-time contribution to employees for 2016 in connection with freezing the Pension Plan effective March 1, 2016.

d.
Amounts in this column reflect (i) in the case of Ms. Schultz, a wellness incentive payment; (ii) in the case of Mr. Yakre, a credit made in 2016 in exchange for capping basic life insurance policy at $50,000; and (iii) in the case of Ms. Mangelsen, a credit made in 2016 to pay tuition reimbursement.

Grants of Plan-Based Awards
The table below sets forth individual grants of awards made to each NEO during 2016.
Grants of Plan-Based Awards Table for Fiscal Year 2016

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards [1]			Estimated Future Payouts Under Equity Incentive Plan Awards [2]			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) [3]
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Tammy L. Schultz	3/10/2016 3/10/2016 —	— — 0	— — 116,138	— — 232,277	— 378 —	— 756 —	— 1,512 —	756 — —	— — —	— — —	$58,046 $60,782 —
Miles B. Yakre [4]	— — —	— — —	— — —	— — —	— — —	— — —	— — —	— — —	— — —	— — —	— — —
Tamrha V. Mangelsen	3/10/2016 3/10/2016 —	— — 0	— — 43,250	— — 86,500	— 85 —	— 169 —	— 338 —	169 — —	— — —	— — —	$12,976 $13,588 —
Paula M SeGuin	1/4/2016 3/10/2016 3/10/2016 —	— — — 0	— — — 26,220	— — — 52,440	— — 64 —	— — 128 —	— — 256 —	300 128 — —	— — — —	— — — —	$23,556 $9,828 $10,291 —

1.
The values in columns (c), (d), and (e) are based on multiplying a 0 (threshold), 1 (target), and 2 (maximum) multiplier times each NEO’s annual incentive target award percentage. The actual annual incentive award earned by each NEO for 2016 performance is reported in the column entitled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.

2.	As described in the “CD&A - Long-Term Equity Incentive Compensation - PSUs”, payouts for PSU awards can range from no payment to 200% maximum payout.

3.
The base price of 2016 RSU awards is equal to the closing price of Assurant, Inc. Common Stock on the grant date. The grant date fair value of each RSU award was computed in accordance with FASB ASC Topic 718 using the closing price of our Common Stock on the grant date.

The base price of 2016 PSU awards and the grant date fair value of each PSU award were computed in accordance with FASB ASC Topic 718 based on achievement of target performance. Please see Footnote 17, Stock Based Compensation-Performance Share Units, of the Company’s 2016 Form 10-K for a discussion of the assumptions used in this valuation.

4.	Mr. Yakre terminated employment on February 29, 2016 and therefore is not eligible for any future payouts under either equity or non-equity incentive plans.

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Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table
Annual Incentive Awards
Annual incentive payments for Ms. Schultz, Ms. Mangelsen and Ms. SeGuin were paid pursuant to the Parent's annual incentive program. For more information regarding the performance criteria applicable to each of our NEOs, please see the section entitled "CD&A - Annual Incentive Compensation."
Long Term Equity Incentive Awards
The Parent's equity-based awards have been granted under the Assurant, Inc. Long Term Equity Incentive Plan ("ALTEIP"). The ALTEIP was approved by the Parent's stockholders in May 2008 and the material terms of the performance goals under the ALTIEP were reapproved by the Parent's stockholders in May 2015. Since 2008, equity grants to our named executive officers have been awarded pursuant to the ALTEIP. If the Parent’s stockholders approve the Assurant, Inc. 2017 Long Term Equity Incentive Plan (as described in Proposal 5 of the Parent’s proxy statement filed on March 24, 2017), equity grants to the NEOs will be made pursuant to the 2017 ALTEIP thereafter. The RSUs typically vest in three equal annual installments on each of the first three anniversaries of the grant date. Dividend equivalents on RSUs are paid in cash during the vesting period. Participants do not have voting rights with respect to RSUs. PSUs vest on the third anniversary of the grant date, subject to a participant's continuous employment through the vesting date and the level of performance achieved. Dividend equivalents on PSUs are accrued and paid in cash at the end of the performance period in accordance with the level of performance achieved. Participants do not have voting rights with respect to PSUs.
Outstanding Equity Awards at Fiscal Year End
The table below provides information concerning unexercised options and stock that has not vested for each NEO outstanding as of December 31, 2016.

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Outstanding Equity Awards Table for Fiscal Year 2016

	Option Awards					Stock Awards [1]
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested [2] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested [2] ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Tammy L. Schultz						756 [8]	70,202
						210 [3]	19,501
						334 [9]	31,015
						530 [7]	49,216
								378 [5]	35,101
								630 [6]	58,502
								795 [4]	73,824
Miles B. Yakre								905 [6]	84,038
								487 [4]	45,223
Tamrha V. Mangelsen						169 [8]	15,693
								85 [5]	7,847
								124 [6]	11,515
								204 [4]	18,943
Paula M. SeGuin						300 [10]	27,858
						128 [8]	11,886
						49 [3]	4,550
						104 [7]	9,657
								64 [5]	5,943
								145 [6]	13,465
								155 [4]	14,393

1	These columns represent awards under the ALTEIP. Awards are PSUs or RSUs.

2	Value was determined using the December 30, 2016 closing price of our Common Stock of $92.86.

3	This RSU award was granted on March 13, 2014 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

4
This PSU award was granted on March 12, 2015 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. In accordance with Instruction 3 to Regulation S-K Item 402(f)(2), the values for this award in columns (i) and (j) are reported at target levels, as the Company’s ranked average performance for 2015 relative to the applicable index did not exceed the applicable performance targets. The Company’s ranked average performance for 2016 relative to the applicable index was not determinable as of the date of filing of this proxy statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2015-2017 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

5
This PSU award was granted on March 10, 2016 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. In accordance with Instruction 3 to Regulation S-K Item 402(f)(2), the values for this award in columns (i) and (j) are reported at threshold levels, as the Company’s ranked average performance for 2016 relative to the applicable index was not determinable as of the date of filing of this proxy statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2016-2018 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

6
This PSU award was granted on March 13, 2014 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. In accordance with Instruction 3 to Regulation S-K Item 402(f)(2), the values for this award in columns (i) and (j) are reported at target levels, as the Company’s ranked average performance for 2014 and 2015 relative to the applicable index did not exceed the applicable performance targets. Company’s ranked average performance for 2016 relative to the applicable index was not determinable as of the date of filing of this proxy statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2014-2016 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

7	This RSU award was granted on March 12, 2015 and vested in three equal annual installments on each of the first three anniversaries of the grant date.

8	This RSU award was granted on March 10, 2016 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

9	This RSU award was granted on July 1, 2014 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

10	This RSU award was granted on January 4, 2016 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

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Option Exercises and Stock Vested in Last Fiscal Year
The following table provides information regarding all of the SARs that were exercised by the NEOs during 2016, and all RSUs, PSUs and shares of restricted stock held by the NEOs that vested during 2016 on an aggregated basis.
Option Exercises and Stock Vested Table for Fiscal Year 2016

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
(a)	(b)	(c)	(d)	(e)
Tammy L. Schultz	—	—	260 210 265 333 982 [3]	20,132 16,296 20,564 29,287 80,053
Miles B. Yakre	—	—	651 453 487 2,461(3)	46,286 32,208 34,626 200,621
Tamrha V. Mangelsen	—	—	60 41 68 42 [2] 136 [2] 226 [3]	4,646 3,182 5,277 3,631 11,757 18,424
Paula M. SeGuin	—	—	70 48 51 263 [3]	5,420 3,725 3,958 21,440

1
The value realized on exercise and/or vesting was determined using the closing price of our Common Stock on the exercise or vesting date (or prior trading day if the exercise or vesting date fell on a weekend or holiday).

2
These amounts represent the value of outstanding RSU awards granted to Ms. Mangelsen in 2014 and 2015 that, in accordance with the terms of the applicable award agreements, became fully vested in 2016 because this executive is eligible for retirement. Payouts in respect of this award will continue in accordance with the applicable vesting schedule, subject to full payout in the event of an actual retirement from employment (in compliance with Section 409A). Accordingly, the amount of compensation actually realized upon a payout will be based on the then-fair market value of the Company’s Common Stock and may differ from the amount set forth above.

3
These amounts represent the value of PSU awards granted in 2013 that, in accordance with the terms of the applicable award agreements, became fully vested in 2016. The performance ranking for these awards exceeded the median performance of the peer group which resulted in a final payout amount of 126% of target shares awarded. Accordingly, the amount of compensation actually realized upon a payout is based on the-fair market value of the Company’s Common Stock on the date the Assurant Compensation Committee approves the performance ranking, which was April 19, 2016.

Pension Benefits
The Company maintains three defined benefit pension plans. Two are nonqualified executive defined benefit pension plans: the SERP and the Executive Pension Plan. In addition, the Company maintains the Pension Plan, a broad-based, tax qualified, defined benefit pension plan. The table below provides information for each defined benefit plan that provides for pension payments to the NEOs.

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Pension Benefits Table for Fiscal Year 2016

Name	Plan Name	Number of Years of Credited Service [1] (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Tammy L. Schultz	Pension Plan Executive Pension Plan SERP	15.00 15.00 n/a	145,158 29,539 n/a
Miles B. Yakre	Pension Plan Executive Pension Plan SERP	23.08 23.08 n/a	300,263 275,422 n/a	300,263 275,422 n/a
Tamrha Mangelsen	Pension Plan Executive Pension Plan SERP	18 n/a n/a	153,545 n/a n/a
Paula M. SeGuin	Pension Plan Executive Pension Plan SERP	22 n/a n/a	164,295 n/a n/a

1	None of the NEOs have more years of credited service under any of the plans than actual years of service with the Company.

2	As of December 31, 2016, Ms. Mangelsen met the requirements for retirement eligibility (age 55 with 10 years of service).
Narrative to the Pension Benefits Table
The following is a description of the plans and information reported in the Pension Benefits Table.
The Pension Plan
Eligible employees hired by the Company prior to January 1, 2014, were generally able participate in the Pension Plan after completing one year of service with the Company. Employees hired by the Company on or after January 1, 2014 were not eligible to participate in the Pension Plan. Effective March 1, 2016, the Pension Plan was frozen to better align our benefit offerings with the marketplace. No additional benefits will accrue after February 29, 2016.
The lump sum value of the benefit is based on the participant’s accumulated annual accrual credits multiplied by their final average earnings. Final average earnings is defined as the highest average annual compensation for five consecutive complete calendar years of employment during the ten consecutive complete calendar years immediately prior to the plan freeze date. As set forth below, annual accrual credits are measured in percentages and increase as participants reach certain credited service milestones.

Years of Service	Credit
Years 1 through 10	3%
Years 11 through 20	6%
Years 21 through 30	9%
Years over 30	12%
The present value of accumulated benefits at December 31, 2016 is determined as the lump sum value of the benefit based on the participant’s accumulated annual accrual credits and final average earnings (limited by Section 401(a)(17) of the Code), which were frozen as of February 29, 2016.
The normal retirement age for the Assurant Pension Plan is 65. Benefits are actuarially reduced for any payment prior to age 65. Participants may immediately commence their benefit at termination of employment or they may elect to defer the commencement up to age 65. A participant becomes 100% vested in the benefits after three years of vesting service. All of the NEOs are 100% vested. If the participant is married, the normal form of payment is a 50% joint and survivor annuity. If the participant is not married, the normal form of payment is a life annuity.
The Executive Pension Plan
Eligible employees hired by the Company prior to January 1, 2014, were generally able to participate in the Executive Pension Plan after completing one year of service with the Company and when their eligible compensation exceeded the Section 401(a)(17) compensation limit ($265,000 for 2016). Employees hired by the Company on or after January 1, 2014 were not eligible to participate in the Executive Pension Plan. Effective March 1, 2016, the Executive Pension Plan was frozen to better align our benefit offerings with the marketplace. No additional benefits will accrue after February 29, 2016. Eligible compensation for participants was not capped.

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A participant’s benefit under the Executive Pension Plan is equal to the benefit he or she would have received under the Pension Plan at normal retirement age (65), recognizing all eligible compensation (not subject to the limit in the Code) reduced by the benefit payable under the Pension Plan. The benefits under the Assurant Executive Pension Plan are payable only in a lump sum following termination of employment. Payments will be made following termination of employment and are subject to the restrictions under Section 409A . Credited service for determining a participant’s benefit begins after an employee begins participating in the plan and was frozen as of February 29, 2016. A participant becomes vested in the benefits under the Executive Pension Plan after three years of service. All of the participating NEOs are currently 100% vested in their Executive Pension Plan benefit.
The methodology for determining the present value of the accumulated benefits under the Executive Pension Plan uses the same assumptions and methodologies as the Pension Plan described above. The present value of accumulated benefits at December 31, 2016 is determined as the lump sum value of the benefit based on the participant’s accumulated annual accrual credits and unlimited final average earnings, which were frozen as of February 28, 2016 offset by the Pension Plan benefits.
The SERP
Effective January 1, 2014, the Assurant SERP was closed to any new participants. Effective March 1, 2016, the Assurant SERP was frozen to better align benefit offerings with the marketplace. None of the NEOs are eligible to participate in the Assurant SERP.
Number of Years of Credited Service
Eligibility for the Pension Plan and Assurant Executive Pension Plan is based on a one year waiting period from date of hire and results in the same amount of credited service under both plans. No additional credited service will be earned after February 29, 2016 for the Pension Plan and Executive Pension Plan.
Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans
The table below sets forth, for each NEO, information with respect to each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified. The Company currently maintains the ADC Plan, which provides for the deferral of compensation on a basis that is not tax qualified.
Nonqualified Defined Contribution and Other Nonqualified Deferred
Compensation Plans Table for Fiscal Year 2016

Name	Plan	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY [1,2] ($)	Aggregate Earnings in Last FY [1] ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at last FYE [1] ($)
(a)		(b)	(c)	(d)	(e)	(f)
Tammy L. Schultz	ADC Plan	—	—	—	—	—
	Executive 401(k) Plan	—	7,559	1,314	—	23,641
	TOTAL	—	7,559	1,314	—	23,641
Miles B. Yakre	ADC Plan	—	—	—	—	—
	Executive 401(k) Plan	—	—	(3,406)	231,236	—
	TOTAL	—	—	(3,406)	231,236	—
Tamrha V. Mangelsen	ADC Plan	—	—	—	—	—
	Executive 401(k) Plan	—	—	—	—	—
	TOTAL	—	—	—	—	—
Paula M. SeGuin	ADC Plan	—	—	—	—	—
	Executive 401(k) Plan	—	—	—	—	—
	TOTAL	—	—	—	—	—

1
The amounts in column (c) were reported as 2016 compensation in the “All Other Compensation” column of the Summary Compensation Table as follows: Ms. Schultz, $7,559 of Company contributions to the Executive 401(k).

The NEOs’ Aggregate Earnings in the last fiscal year reported in column (d) with respect to the ADC Plan, as applicable, represent the notional capital gains or losses on investments in publicly available mutual funds, and notional interest and dividends held in the plans, during 2016. The Company does not provide any preferential or above market earnings or contributions. These earnings are not reported in any column of the Summary Compensation Table. With respect to the Executive 401(k) Plan, the aggregate earnings represent the notional capital gains or losses, interest and dividends on the aggregate balance, during 2016. Similarly, the Company does not provide any above market or preferential earnings and these earnings are not reported in the Summary Compensation Table.

Union Security Insurance Company	119

For the Executive 401(k) Plan, the following amounts that make up the totals in column (f) were reported as compensation in the “All Other Compensation” column of the Summary Compensation Table for the 2014, 2015 and 2016 fiscal years, as applicable: for Ms. Schultz, $23,641 for 2016; for Mr. Yakre, $11,431 for 2014; and $18,670 for 2015.

2
The Executive 401(k) Plan amounts reported in this column reflect the Company contribution to the Executive 401(k) Plan (6% of eligible compensation in excess of the limit under IRC Section 401(a)(17)). The amounts in this column also include a special one-time 3% Profit Sharing contribution for the Executive 401(k) Plan. Assurant provided this special one-time contribution to employees for 2016 in connection with freezing the Executive Pension Plan effective March 1, 2016

3	The Company does not currently make any contributions to the ADC Plan.

4	The Executive 401(k) Plan does not provide for participant contributions.
Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table
The following is a description of the plans and information reported in the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table.
The ADC Plan
Participation in the ADC Plan is restricted to a select group of management or highly compensated employees of Assurant. Under the terms of the ADC Plan, deferral elections can be made once a year with respect to base salary, incentive payments or (with respect to the Board of Directors) director fees to be earned in the following year. Benefits under the ADC Plan are notionally invested in accordance with participant elections among various publicly available mutual funds and deferred amounts and any notional earnings or losses are credited to a deemed investment account. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. Each deferral must remain in the plan for at least one full calendar year, until July 1 of the following year or until the earlier of termination, disability or death. Deferrals cannot be changed or revoked during the plan year, except as permitted by applicable law. Upon voluntary or involuntary termination (including retirement) or disability, participants can withdraw their account balances from the ADC Plan in a lump sum or in annual installments over five, ten or fifteen years or other agreed upon installment schedule between the participant and the administrator As a result of IRC Section 409A, certain key employees (including the NEOs) are subject to a six-month waiting period for distributions following termination.
The Executive 401(k) Plan
Eligible employees may generally participate in this plan after completing one year of service with the Company and when their eligible compensation exceeds the compensation limit under the Code. The Parent makes an annual contribution for each participant in this plan equal to 6% of eligible compensation in excess of the Code's limit (which was $265,000 for 2016). The participant must be employed on the last regularly scheduled work day of the year in order to receive the contribution unless the participant retires, becomes totally disabled, dies or his or her employment is terminated in the fourth quarter of the year as a result of a reduction in work force. The participants select among various publicly available mutual funds in which the contributions are deemed to be invested on a tax deferred basis. These notional contributions are credited with notional earnings and losses based on the performance of the mutual funds. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. For the NEOs, eligibility for retirement under the Executive 401(k) Plan is based upon reaching age 55 and completing ten years of service. Please see footnote 3 to the Summary Compensation Table above, for quantification of Company contributions to the Executive 401(k) Plan in 2015.
The benefits under the Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A. A participant becomes vested in the benefits under the Executive 401(k) Plan after three years of service. All of the NEOs who participate in the Executive 401(k) Plan are 100% vested in their Executive 401(k) Plan benefit.
Potential Payments Upon Termination or Change of Control
The following section sets forth for each NEO, an estimate of potential payments the NEO would have received at, following, or in connection with termination of employment under the circumstances described below on December 31, 2016.

120	Union Security Insurance Company

Potential Payments Upon Termination or Change of Control Table on December 31, 2016

Name	Payout if Terminates Voluntarily 12/31/16 Not Retirement)	Payout if Terminates Voluntarily 12/31/16 Retirement) [1]	Payout if Terminated Involuntarily 12/31/16 [2]	Payout if Terminated Upon Change of Control 12/31/16	Payout if Terminated Upon Death 12/31/16	Payout if Terminated Upon Disability 12/31/16
	(a)	(b)	(c)	(d)	(e)	(f)
Tammy L. Schultz
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards [3]	—	—	$191,663	$191,663	$191,663	$191,663
Executive Pension Plan [4]	$29,539	—	$29,539	$29,539	$29,539	$29,539
Executive 401(k) Plan [5]	$23,641	—	$23,641	$23,641	$23,641	$23,641
Welfare Benefit Lump Sum [6]	—	—	111	$111	—	—
Severance [8]	—	—	258,085	258,085	—	—
Outplacement [7]	—	—	3,500	$3,500	—	—
TOTAL	$53,180	—	$506,539	$506,539	$244,843	$244,843
Miles B. Yakre
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards [3]	—	—	$242,381	—	—	—
Executive Pension Plan [4]	—	—	$275,422	—	—	—
Executive 401(k) Plan [5]	—	—	$231,236	—	—	—
Welfare Benefit Lump Sum [6]	—	—	—	—	—	—
Severance [8]	—	—	—	—	—	—
Outplacement [7]	—	—	—	—	—	—
TOTAL	—	—	$749,039	—	—	—
Tamrha V. Mangelsen
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards [3]	—	$46,987	$46,987	$46,987	$39,744	$39,744
Executive Pension Plan [4]	—	—	—	—	—	—
Executive 401(k) Plan [5]	—	—	—	—	—	—
Welfare Benefit Lump Sum [6]	—	—	$4,292	$4,292	—	—
Severance [8]	—	—	$133,077	$133,077	—	—
Outplacement [7]	—	—	$3,500	$3,500	—	—
TOTAL	—	$46,987	$187,856	$187,856	$39,744	$39,744
Paula M. SeGuin
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards [3]	—	—	$45,409	$45,409	$45,409	$45,409
Executive Pension Plan [4]	—	—	—	—	—	—
Executive 401(k) Plan [5]	—	—	—	—	—	—
Welfare Benefit Lump Sum [6]	—	—	$4,292	$4,292	—	—
Severance [8]	—	—	$121,015	$121,015	—	—
Outplacement [7]	—	—	$2,000	$2,000	—	—
TOTAL	—	—	$172,716	$172,716	$45,409	$45,409

1
As of December 31, 2016, Ms. Mangelsen met the requirements for retirement eligibility (age 55 with 10 years of service). Accordingly, a voluntary termination by the executive would be considered a retirement and column (a) “Payout if Terminated Voluntarily (Not Retirement)” would not apply. Because none of the other NEOs were retirement eligible as of December 31, 2016, the column entitled “Payout if Terminated Voluntarily (Retirement)” does not apply to them.

2
The values in this column reflect an involuntary termination for reasons other than for cause. In the event of an involuntary termination for cause, the same amounts would be payable except the NEOs would not receive a pro-rata vesting with respect to their ALTEIP grants.

3
These amounts assume accelerated vesting and/or exercise of all or a portion of unvested equity awards on December 30, 2016 based on the closing stock price of $92.86, except for Mr. Yakre whose RSUs were valued as of the day of separation, February 29, 2016 based on the closing stock price of $71.10 and his outstanding PSUs were valued as of December 30, 2016 based on the closing stock price of $92.86. These amounts also reflect accelerated vesting in the event of a change of control of the Company (with the exception of Ms. Mangelsen) and pro-rata vesting in the event of death, disability or an involuntary termination for reasons other than cause. PSU amounts are computed based on the achievement of target level performance for each award.

For Ms. Mangelsen, values in columns (b) and (c) reflect accelerated vesting of unvested equity awards granted prior to 2016 as she meet the requirements for retirement eligibility.

4	Executive Pension Plan benefits are payable only as a lump sum payment and as soon as administratively feasible following termination (in compliance with IRC Section 409A).

Union Security Insurance Company	121

5
This amount includes the Company’s contribution to the Executive 401(k) Plan made in 2016. The amounts in this column also include a special one-time 3% Profit Sharing contribution for the Executive 401(k) Plan. Assurant provided this special one-time contribution to employees for 2016 in connection with freezing the Executive Pension Plan effective March 1, 2016.

6
Although no agreements exist with respect to the exact welfare benefit lump sum an NEO would receive upon an involuntary termination, in accordance with the Parent’s current practice, the Parent may, but is not obligated to, pay a discretionary welfare benefit lump sum. This amount represents a one-time lump sum payment by the Company that equals the value of Company paid premiums for the medical and dental plans as of December 31, 2016 based on the years of severance service, severance level, and the individual’s benefit election.

7
Although no agreements exist with respect to the exact outplacement benefits an NEO would receive upon an involuntary termination, in accordance with the Parent’s current practice, the Parent may, but is not obligated to, pay a discretionary outplacement benefit. This amount represents the Company’s best estimate of the costs of outplacement services for an NEO.

8
Although no agreements exist with respect to the exact severance an NEO would receive upon an involuntary termination, in accordance with the Parent’s current practice, the Parent may, but is not obligated to, pay discretionary severance amounts depending on the facts and circumstances of the NEO’s termination.

Narrative to the Potential Payments Upon Termination or Change of Control Table
The following is a description of the information reported in the Potential Payments Upon Termination or Change of Control Table, including the methodology and material assumptions made in calculating the Executive Pension Plan benefits payable in the event of disability or death. The material terms of the Executive Pension Plan are described in the section entitled "Narrative to the Pension Benefits Table" above. The material terms of the ADC Plan and the Executive 401(k) Plan are described in the section entitled "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" above. Additional information on the ALTEIP is described in the CD&A and the section entitled "Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table" above.
Treatment of Annual Incentive Awards
Under the STIP, if a participant's employment is terminated during a performance period due to retirement, death or a reduction in force or job elimination, the Parent may grant the participant a pro-rated award. Upon a change of control of the Parent, each participant will be paid an amount based on the level of achievement of the performance goals as determined by the Assurant Compensation Committee no later than the date of the change of control.
Accelerated and Pro-rated Vesting of Equity Awards
Upon a termination due to death or disability, RSUs and PSUs vest on a pro-rata basis (subject, in the case of PSUs, to the level of performance achieved). RSUs and PSUs vest in full upon retirement (subject, in the case of PSUs, to the level of performance achieved), except for grants made in the year of retirement, which are forfeited. RSUs and PSUs vest on a pro-rata basis upon an involuntary termination without cause (subject, in the case of PSUs, to the level of performance achieved), and are forfeited upon a voluntary termination.
In the event of a change of control of the Company, awards under the ALTEIP would be prorated based on treatment as an involuntary termination. If the Parent’s stockholders approve the 2017 ALTEIP, equity grants to our NEOs will be made pursuant to the 2017 ALTEIP thereafter. In the event of a change of control, the 2017 ALTEIP provides that RSUs will vest in full and PSUs will vest based on the greater of: (i) an assumed achievement of all relevant performance goals at the “target” level pro-rated based upon the length of time within the performance period that has elapsed prior to the change in control or (ii) the actual level of achievement of all relevant performance goals (measured as of the latest date immediately preceding the change in control for which performance can, as a practical matter, be determined).
The Executive 401(k) Plan
The benefits under the Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A.
Change of Control Agreements
None of the NEOs except for Mr. Yakre was party to a COC Agreement in 2016. The COC Agreement for Mr. Yakre was expressly assumed by Sun Life as part of the Master Transaction Agreement by and between Assurant, Inc. and Sun Life Assurance Company of Canada, dated as of September 9, 2015. The Parent has no further obligation under Mr. Yakre’s COC Agreement.
Assurant, Inc. was also a party to a Severance Agreement with Mr. Yakre, dated February 12, 2015, that provided for severance and other benefits to Mr. Yakre in the event of certain transactions involving Assurant Employee Benefits other than an outright sale. Consequently, with the sale of the Assurant Employee Benefits division to Sun Life Assurance Company of Canada, Mr. Yakre’s Severance Agreement expired without the payment of any benefits thereunder to Mr. Yakre.
COMPENSATION OF DIRECTORS
The directors of the Company are identified above. Each director of the Company is an employee and received no additional compensation for service as a director during 2016.

122	Union Security Insurance Company

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Company does not have a standing compensation committee of its Board, or any committee that performs similar functions. Compensation decisions regarding the executive officers of the Company are made either by the Assurant Compensation Committee, by the Chief Financial Officer of the Parent or by senior management at the Company, as applicable.
No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions) of another entity, one of whose executive officers served as a director of the Company. No executive officer of the Company served as a director of another entity, one of whose executive officers served as a director of the Company. No director of the Company had any relationship pursuant to which disclosure would be required under applicable rules of the SEC pertaining to the disclosure of transactions with related persons.
(M) SECURITY OWNERSHIP OF BENEFICIAL HOLDERS
Union Security Insurance Company is a wholly-owned subsidiary of Assurant, Inc. and does not have any other voting securities held by any entity or individual other than Assurant, Inc.
SECURITY OWNERSHIP OF MANAGEMENT
The following table provides information concerning the beneficial ownership of Common Stock of Assurant, Inc., the parent company of the Company, as of December 31, 2016, by the Company’s Chief Executive Officer, Chief Financial Officer, and the Company’s other one most highly compensated executive officer, each director, and all executive officers and directors as a group. As of December 31, 2016, Assurant, Inc. had 55,941,483 outstanding shares of Common Stock. Except as otherwise indicated, all persons listed below have sole voting power and dispositive power with respect to their shares, except to the extent that authority is shared by their spouses, and have record and beneficial ownership of their shares.

Name of Beneficial Owner	Shares of Common Stock Owned Beneficially [1]	Percentage of Class
Tammy L. Schultz	4,000	*
Tamrha V. Mangelsen	2,282	*
Paula M. SeGuin	3,680	*
Miles B. Yakre	100	*
Keith Demmings	222	*
Richard Dziadzio	0	*
Eric Kurzrok	1,546	*
		*
All directors and executive officers as a group (7 persons)	11,830	*
* Less than one percent of class.
1 (a) Includes: for Ms. Mangelsen, 1,640 shares of Common Stock; for all directors and executive officers as a group, 1,640 shares of Common Stock held through the Assurant 401(k) Plan, as of December 31, 2016.
(b) Includes restricted stock units (“RSUs”) that that will vest and/or become payable on or within 60 days of December 31, 2016 in exchange for the following amounts of Common Stock as of December 31, 2016: For Ms. Seguin, 100 shares, for Ms. Mangelsen, 347 shares, all of which would be issuable upon retirement. RSUs that will vest on or within 60 days of December 31, 2016 in exchange for shares of Common Stock, for all directors and executive officers as a group, totaled 447 shares.
(N) TRANSACTIONS WITH RELATED PERSONS
The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, information technology, auditing, investment, actuarial and other administrative functions. The tax payments were $272,767 for the year ended December 31, 2016. The increase in 2016 tax payments relates to the gains resulting from the AEB sale. The net amounts paid for non-tax related services and obligations to the Parent and its affiliates for the year ended December 31, 2016 was $23,096.
Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.
Review, Approval or Ratification of Transactions with Related Persons
The Parent has adopted the Assurant, Inc. Related Person Transaction Policy in order to provide written guidelines on the review, approval and monitoring of transactions involving related persons (directors and executive officers of the Parent or their immediate family members, or stockholders owning five percent or greater of the Company's outstanding Common Stock). The policy covers any related person transaction that meets the minimum threshold for disclosure under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

Union Security Insurance Company	123

Policy:

•
Related person transactions must be approved by the Nominating and Corporate Governance Committee of the Parent's Board of Directors (the "Assurant Nominating Committee"), which will approve the transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders. In determining whether to approve or ratify a transaction, the Assurant Nominating Committee will take into account, among other factors it deems appropriate: (1) the benefits to the Company; (2) the extent of the related person's interest in the transaction, including the related person's position(s) or relationship(s) with, or ownership in, the entity that is a party to, or has an interest in, the transaction; (3) the impact on a director's independence if the related person is a director, an immediate family member of a director or an entity in which the director is a partner, stockholder or executive officer; and (4) whether the transaction is on terms no less favorable to the Parent than terms generally available to an unrelated third-party under similar circumstances.

•
If a related person transaction will be ongoing, the Assurant Nominating Committee may establish guidelines for management to follow in its ongoing dealings with the related person. Thereafter, the Assurant Nominating Committee, on at least an annual basis, will review and assess the ongoing relationship with the related person to see that it remains appropriate.

Procedures:

•	Related persons must notify the Parent's law department in advance of any potential related person transaction.

•
If the law department determines that the proposed transaction involves an amount in excess of $120,000 and a related person has a material direct or indirect interest, the proposed transaction will be submitted to the Assurant Nominating Committee for consideration at its next meeting.

•
The Assurant Nominating Committee will review the facts of all related person transactions that require approval and either approve or disapprove the entry into the transaction. If advance approval is not feasible, then the transaction will be considered and, if the Assurant Nominating Committee determines it to be appropriate, ratified at its next meeting.

•	No director will participate in any discussion or approval of a transaction in which he or she is a related person.
Director Independence
We are not a listed issuer and therefore are not subject to the listing requirements of any national securities exchange or inter-dealer quotation system. As a result, currently, we are not required to have a board of directors comprised of a majority of "independent directors." The Company is an insurance company domiciled in Kansas and the Kansas insurance regulations do not require any independent directors to serve on the Board. We currently do not have any independent directors serving on our Board.

124	Union Security Insurance Company

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Independent Registered Public Accounting Firm
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statements

Union Security Insurance Company	125

Appendix I—Sample Market Value Adjustment Calculations
We will determine the Market Value Adjustment by multiplying the general account value that is withdrawn or transferred from the existing Guarantee Period (after deduction of any applicable surrender charge) by the following factor:
[(1 + I)/(1 + J + .005)]N/12 — 1
where,
•  I is the guaranteed interest rate we credit to the general account value that is withdrawn or transferred from the existing Guarantee Period.
•  J is the guaranteed interest rate we are then offering for new Guarantee Periods with durations equal to the number of years remaining in the existing Guarantee Period (rounded up to the next higher number of years).
•  N is the number of months remaining in the existing Guarantee Period (rounded up to the next higher number of months).
Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 + .07 + .005)]60/12 — 1]
	=	$234.73
Amount transferred or withdrawn (adjusted for Market Value Adjustment): $10,234.73
Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 Years
Amount withdrawn or transferred		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		9%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 + .09 + .005)]60/12 — 1]
	=	$666.42
Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,333.58
Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred		$10,000
Guarantee Period		7 Years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7.75%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 + .0775 + .005)]60/12 — 1]
	=	–$114.94
Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,885.06

126	Union Security Insurance Company

Sample Calculation 4: Neutral Adjustment

Amount withdrawn or transferred:		$10,000
Existing Guarantee Period:		7 years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		8%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment	=	$10,000 x [[(1 + .08)/(1 + .08 + .005)]60/12 — 1]
	=	–$228.50
Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,771.70
*  Assumed for illustrative purposes only.

Union Security Insurance Company	127

Appendix II — Investments by Union Security
Union Security's legal obligations with respect to the Guarantee Periods are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the Guarantee Periods are the property of Union Security, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account. Neither our general account nor the Guarantee Periods are subject to registration under the Investment Company Act of 1940.
We will invest amounts in our general account in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:
•  federal, state and municipal obligations,
•  preferred and common stocks,
•  corporate bonds,
•  real estate mortgages and mortgage backed securities,
•  real estate, and
•  certain other investments, including various derivative investments.
See the Financial Statements for information on our investments.
When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the general account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guarantee Periods".
Generally, we expect to invest amounts allocated to the Guarantee Periods in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the Guarantee Periods. We also expect that these debt instruments will primarily include:
(1)  securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;
(2)  debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are: Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;
(3)  other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;
(4)  other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.
Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the general account according to any particular strategy.
The Contracts are reinsured by Hartford Life and Annuity Insurance Company. As part of this reinsurance arrangement, the assets supporting the General Account under the Contracts are held by Union Security; however, these assets are managed by Hartford Investment Management Company ("HIMCO"), an affiliate of Hartford Life and Annuity Insurance Company. HIMCO generally invests those assets as described above for the Contract General Account related investments of Union Security.

128	Union Security Insurance Company

To obtain a Statement of Additional Information, please call 1-800-668-6668 or complete the form below and mail to:

Union Security Insurance Company
c/o Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
Please send a Statement of Additional Information for EmPower Variable Annuity to me at the following address:

Name

Address

City/State	Zip Code

MASTERS+ VARIABLE ANNUITY
VARIABLE ACCOUNT D
ISSUED BY:
UNION SECURITY INSURANCE COMPANY
2323 GRAND BOULEVARD
KANSAS CITY, MO 64108
ADMINISTERED BY:
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
PO BOX 14293
LEXINGTON, KY 40512-4293
TELEPHONE:  1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)
www.thehartford.com/annuities

This prospectus describes the Masters+ Variable Annuity. Masters+ Variable Annuity is a contract between you and Union Security Insurance Company (formerly Fortis Benefits Insurance Company) where you agree to make at least one Premium Payment and Union Security agrees to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:
✓  Flexible, because you may add Premium Payments at any time.
✓  Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.
✓  Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.
This Contract and its features are not available for new sales. At the time you purchased your Contract, you allocated your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following Portfolio companies: AIM Variable Insurance Funds, Hartford HLS Funds and Hartford Investment Management Company.
You may also allocate some or all of your Premium Payment to a Guarantee Period in our General Account. A Guarantee Period guarantees a rate of interest until a specified maturity date and may be subject to a Market Value Adjustment. Premium Payments allocated to a Guarantee Period are not segregated from our company assets like the assets of the Separate Account.
You should keep this prospectus for your records. You can also call us to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Contract, and, like this prospectus, the Statement of Additional Information is filed with the Securities and Exchange Commission ("SEC"). Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (http://www.sec.gov). Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.

Union Security has, in the past, filed annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of May 1, 2009, Union Security intends to rely on the exemption provided by Rule 12h-7 under the Exchange Act, and accordingly does not intend to file these reports, or other reports under the Exchange Act.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 1, 2017
Date of Statement of Additional Information: May 1, 2017

Union Security Insurance Company	3

4	Union Security Insurance Company

Definitions
These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.
Account: Any of the Sub-Accounts or Guarantee Periods.
Accumulation Period: The time after you purchase the Contract until we begin to make Annuity Payouts.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: The Hartford — Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is The Hartford — Annuity Service Operations, PO Box 14293, Lexington, KY 40512-1293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and partial Surrenders.
Annual Withdrawal Amount: This is the amount you can Surrender each Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date or we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Period: The time during which we make Annuity Payouts.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death. This is only available if you own a Non-Qualified Contract.
Contingent Deferred Sales Charge: The deferred sales charge that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owners. We do not capitalize "you" in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Death Benefit: The amount payable after the Contract Owner or the Annuitant dies.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
General Account: This account holds our company assets and any assets not allocated to a Separate Account.

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Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Market Value Adjustment: An adjustment that either increases or decreases the amount we pay you under certain circumstances.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Premium Payment: Money sent to us to be invested in your Contract.
Premium Tax: A tax charged by a state or municipality on Premium Payments.
Qualified Contract: A Contract that is defined as a tax-qualified retirement plan in the Code.
Required Minimum Distribution: A federal requirement that individuals age 701/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 701/2 or upon retirement, whichever comes later.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding) and increased or decreased, as applicable, by any Market Value Adjustment.
Union Security: Union Security Insurance Company, the company that issued this Contract.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

6	Union Security Insurance Company

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.
This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state premium taxes may also be deducted when you purchase the Contract, upon Surrender or when we start to make Annuity Payouts.

During Accumulation Period
Contract Owner Transaction Expenses
Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
Maximum Contingent Deferred Sales Charge (as a percentage of Premium Payments) (1)	7%
First Year and Second Year (2)	7%
Third Year and Fourth Year	6%
Fifth Year	5%
Sixth Year	3%
Seventh Year	1%
Eighth Year	0%
(1)  Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.
(2)  Length of time from Premium Payment.
This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying Funds.

Separate Account Annual Expenses (as a percentage of average daily Sub-Account Value)
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.10%
Total Separate Account Annual Expenses	1.35%
This table shows the minimum and maximum total annual Fund operating expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(these are expenses that are deducted from Fund assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.31%	0.94%

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EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, maximum Separate Account Annual Expenses, and Total Annual Fund Operating Expenses.
The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)  If you Surrender your Contract at the end of the applicable time period:

1 year	$883
3 years	$1,312
5 years	$1,738
10 years	$2,648
(2)  If you annuitize at the end of the applicable time period:

1 year	$235
3 years	$723
5 years	$1,238
10 years	$2,648
(3)  If you do not Surrender your Contract:

1 year	$235
3 years	$723
5 years	$1,238
10 years	$2,648
Condensed Financial Information
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see "How is the value of my Contract calculated before the Annuity Commencement Date?". Please refer to the section entitled "Accumulation Unit Values" in this prospectus for information regarding Accumulation Unit Values.

8	Union Security Insurance Company

Highlights
What type of sales charge will I pay?
We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Contract. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
1 and 2	7%
3 and 4	6%
5	5%
6	3%
7	1%
8 or more	0%
You won't be charged a Contingent Deferred Sales Charge on:
✓  The Annual Withdrawal Amount
✓  Premium Payments or earnings that have been in your Contract for more than seven years
✓  Distributions made due to death
✓  Distributions under a program for substantially equal periodic payments
✓  Most payments we make to you as Annuity Payouts
What charges will I pay on an annual basis?
You pay the following charges each year:

•	Mortality and Expense Risk Charge — This charge is deducted daily and is equal to an annual charge of 1.25% of your Contract Value invested in the Sub-Accounts.

•	Administrative Charge — This charge is for administration. It is deducted daily and is equal to an annual charge of 0.10% of the Contract Value held in the Sub-Accounts.

•	Annual Fund Operating Expenses — These are charges for the Funds. See the Funds' prospectuses for more complete information.
Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values.
Can I take out any of my money?
You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts.

s	You may have to pay income tax on the money you take out and, if you Surrender before you are age 591/2, you may have to pay an income tax penalty.
s	You may have to pay a Contingent Deferred Sales Charge and a Market Value Adjustment on the amount you Surrender.
Is there a Market Value Adjustment?
Surrenders and other withdrawals from a Guarantee Period in our General Account more than fifteen days from the end of a Guarantee Period are subject to a Market Value Adjustment. The Market Value Adjustment may increase or reduce the General Account value of your Contract. A Market Value Adjustment will also be applied to any General Account value that is transferred from the General Account to other Sub-Accounts before the end of the Guarantee Period. The Market Value Adjustment is computed using a formula that is described in this prospectus under "Market Value Adjustment."
What Investment Choices are available?
You may allocate your Premium Payment or Contract Values among the following investment choices:
•  The variable Sub-Accounts that invest in underlying Funds; and/or
•  One or more Guarantee Periods, which may be subject to a Market Value Adjustment.
Guarantee Periods are not available for Contracts issued in Pennsylvania.

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Will Union Security pay a Death Benefit?
There is a Death Benefit if the Contract Owner or the Annuitant dies before we begin to make Annuity Payouts. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds until we receive proof of death and complete instructions from the Beneficiary.
If death occurs before the Annuity Commencement Date and the Contract Owner's 75th birthday, the Death Benefit is the greatest of:
•  The Contract Value of your Contract; or
•  The highest Anniversary Value of each Contract Anniversary prior to the date of death; or
•  The total Premium Payments you have made to us minus adjustments for partial Surrenders compounded annually at 5%, capped at a maximum of 200% of total Premium Payments minus adjustments for partial Surrenders (the "Rollup Amount")
See "Death Benefit" for a complete description for the Death Benefit applicable to your Contract.
What Annuity Payout Options are available?
When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Payments for 10 or 20 years, Joint and Full Survivor Life Annuity, and Joint and 1/2 Contingent Survivor Life Annuity. We may make other Annuity Payout Options available at any time.
You must begin to take payouts by the Annuitant's 110th birthday unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the completion of the 2nd Contract Year. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option. Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:
•  fixed dollar amount Automatic Annuity Payouts,
•  variable dollar amount Automatic Annuity Payouts, or
•  a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.
General Contract Information
Union Security Insurance Company
Union Security Insurance Company ("Union Security" or the "Company") is the issuer of the Contracts. Union Security is a Kansas corporation founded in 1910. It is qualified to sell life insurance and annuity contracts in the District of Columbia and in all states except New York.
Union Security is a wholly owned subsidiary of Assurant, Inc. ("Assurant" or the "Parent") Assurant is the ultimate parent of Union Security Insurance Company. Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. Its stock is traded on the New York Stock Exchange under the symbol AIZ.
All of the guarantees and commitments under the contracts are general obligations of Union Security. None of Union Security's affiliated companies has any legal obligation to back Union Security's obligations under the contracts.
On April 1, 2001, Union Security entered into an agreement with Hartford Life and Annuity Insurance Company ("Hartford") to co-insure the obligations of Union Security under the variable annuity Contracts and to provide administration for the Contracts. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford's offices are located in Hartford, Connecticut. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc.
The Separate Account
The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on October 14, 1987 as "Variable Account D" and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account, Union Security or Hartford. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:
•  Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.
•  Is not subject to the liabilities arising out of any other business Union Security or Hartford may conduct.
•  Is not affected by the rate of return of Union Security's General Account or Hartford's General Account or by the investment performance of any of Union Security's or Hartford's other Separate Accounts.

10	Union Security Insurance Company

•  May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.
•  Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.
We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.
The Funds

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
AIM Variable Insurance Funds
Invesco V.I. Government Money Market Fund - Series I**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small/Mid Cap Equity HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

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Hartford MidCap Value HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
HIMCO VIT
HIMCO VIT Index Fund - Class IA	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	Hartford Investment Management Company

**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.
The Funds may not be available in all states.
Mixed and Shared Funding — Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund.
There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectus.
Certain underlying Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to the affected Funds. See "Federal Tax Considerations" for more information.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;

•	send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

•	arrange for the handling and tallying of proxies received from Owners;

•	vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.

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If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Sub-Accounts. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Administrative and Distribution Services — Union Security has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Union Security, or its agents, provide administrative and distribution related services and the Funds pay fees that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.
Fees We Receive from Funds and related parties — We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.
As of December 31, 2016, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services, Inc, Federated Securities Corp, Invesco Advisors Inc., MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Nationwide Fund Distributors LLC, Nationwide Fund Advisors, Neuberger Berman Management Inc, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Van Eck Securities Corp; Van Eck Fund, Inc; Van Eck World Wide Investment Trust Funds, LLC, and Wells Fargo Variable Trust.
We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.
Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.25% in 2016, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $75 from that fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2016, revenue sharing and Rule 12b-1 fees did not exceed approximately $33,000. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts, Performance

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information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.
The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.
If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.
A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.
Guarantee Periods
Any amount you allocate to our General Account under this Contract earns a guaranteed interest rate beginning on the date you make the allocation. The guaranteed interest rate continues for the number of years you select, up to a maximum of ten years. We call this a Guarantee Period. At the end of your Guarantee Period, your Contract Value, including accrued interest, will be allocated to a new Guarantee Period that is the same length as your original Guarantee Period. However, you may reallocate your Contract Value to different then available Guarantee Periods or to the Sub-Accounts. If you decide to reallocate your Contract Value, you must do so by sending us a written request. We must receive your written request at least three business days before the end of your Guarantee Period. The first day of your new Guarantee Period or other reallocation will be the day after the end of your previous Guarantee Period. We will notify you at least 45 days and not more than 75 days before the end of your Guarantee Period.
Each Guarantee Period has its own guaranteed interest rate, which may differ from other Guarantee Periods. We will, at our discretion, change the guaranteed interest rate for future Guarantee Periods. These changes will not affect the guaranteed interest rates we are paying on current Guarantee Periods. The guaranteed interest rate will never be less than an effective annual rate of 3%. We cannot predict or assure the level of any future guaranteed interest rates in excess of an effective annual rate of 3%.
We declare the guaranteed interest rates from time to time as market conditions dictate. We advise you of the guaranteed interest rate for a Guarantee Period at the time we receive a Purchase Payment from you, or at the time we execute a transfer you have requested, or at the time a Guarantee Period is renewed. You may obtain information concerning the guaranteed interest rates that apply to the various Guarantee Periods. You may obtain this information from our home office or from your sales representative at any time.
The maximum amount you can invest in a Guarantee Period is $500,000.
We do not have a specific formula for establishing the guaranteed interest rates for the Guarantee Periods. Guaranteed interest rates may be influenced by the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. Guaranteed interest rates do not necessarily correspond to the available interest rates on the investments we acquire with the amounts you allocate for a particular Guarantee Period. In addition, when we determine guaranteed interest rates, we may consider:
•  the duration of a Guarantee Period,

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•  regulatory and tax requirements,
•  sales and administrative expenses we bear,
•  risks we assume,
•  our profitability objectives, and
•  general economic trends.
Guarantee Periods are not available for Contracts issued in Pennsylvania.
Market Value Adjustment
Except as described below, we will apply a Market Value Adjustment to any general account value that is surrendered, transferred, or otherwise paid out (annuitized) before the end of a Guarantee Period. For example, we will apply a Market Value Adjustment to the general account value that we pay as an amount applied to an Annuity Payout option, or as an amount paid as a single sum in lieu of an Annuity Payout.
The purpose of the Market Value Adjustment is to generally transfer the risk to you of prematurely liquidating your investment. The Market Value Adjustment reflects both the amount of time left in your Guarantee period and the difference between the rate of interest credited to your current Guarantee period and the interest rate we are crediting to a new Guarantee Period with a duration equal to the amount of time left in your Guarantee Period. If your Guarantee Period's rate of interest is lower than the sum of the new Guarantee Period interest rate and the Market Value Adjustment factor, then the application of the Market Value Adjustment will reduce the amount you receive or transfer. Conversely, if your Guarantee Period's rate of interest is higher than the sum of the rate of interest we are crediting for the new Guarantee Period and the Market Value Adjustment factor, then the application of the Market Value Adjustment will increase the amount you receive or transfer. You will find a sample Market Value Adjustment calculation in Appendix I.
We do not apply a Market Value Adjustment to withdrawals and transfers of the general account value in the following circumstances:
1.  Death benefits paid pursuant to a Contract;
2.  Surrenders or transfers from the one-year Guarantee Period;
3.  Surrenders during a 30 day period that begins 15 days before the end of the Guarantee Period in which the general account value was being held, and that ends 15 days after the end of the Guarantee Period in which the general account value was being held; and
4.  Surrenders or transfers from a Guarantee Period on a periodic, automatic basis. This exception only applies to such withdrawals or transfers under a formal company program. We may impose conditions and limitations on any formal company program for the withdrawal or transfer of general account values. Ask your representative about the availability of such a program in your state and applicable conditions and limitations.
The Contract

Purchases and Contract Value
What types of Contracts are available?
The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:
•  Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;
•  Individual Retirement Annuities adopted according to Section 408 of the Code;
•  Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and
•  Certain eligible deferred compensation plans as defined in Section 457 of the Code.
We will no longer accept additional Premium Payments into any individual annuity contract funded through a 403(b) plan.
The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.
If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
How do I purchase a Contract?
This Contract is no longer available for new sales.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If

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your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.
You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.
How are Premium Payments applied to my Contract?
Your initial Premium Payment will be invested within two Valuation Days of our receipt of both a properly completed application/order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.
If the request or other information accompanying the initial Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office together with the Premium Payment) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.
Can I cancel my Contract after I purchase it?
If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
How is the value of my Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of an Account, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:
•  The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by
•  The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by
•  The daily expense factor for the mortality and expense risk charge adjusted for the number of days in the period, and any other applicable charges.
We will send you a statement at least annually which tells you how many Accumulation Units you have, their value and your total Contract Value.

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A Contract's Guarantee Period value is guaranteed by Union Security. We bear the investment risk with respect to amounts allocated to a Guarantee Period, except to the extent that (1) we may vary the guaranteed interest rate for future Guarantee Periods (subject to the 3% effective annual minimum) and (2) the Market Value Adjustment imposes investment risks on you. The Contract's Guarantee Period value on any Valuation Date is the sum of its general account values in each Guarantee Period on that date. The general account value in a Guarantee Period is equal to the following amounts, in each case increased by accrued interest at the applicable guaranteed interest rate:
•  The amount of Premium Payments or transferred amounts allocated to the Guarantee Period; less
•  The amount of any transfers or Surrenders out of the Guarantee Period.
Can I transfer from one investment choice to another?
Subject to the restrictions below, you may transfer Contract Value:
•  From a Sub-Account to another Sub-Account;
•  From a Sub-Account to a Guarantee Period;
•  From a Guarantee Period to a Sub-Account;
•  From a Guarantee Period to another Guarantee Period.
Transfers from a Guarantee Period may be subject to a Market Value Adjustment.
Can I transfer from one Sub-Account to another?
You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When I Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.
Many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
If we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on My Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer;" however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

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Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.
We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, fund trading policies do not apply or may be limited. For instance:

•	Certain types of financial intermediaries may not be required to provide us with shareholder information.

•
"Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

•
Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company- sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

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•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

•
These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•
In some cases, we were unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How am I affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Power of Attorney — You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party, subject to any transfer restrictions in place, until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.
Transfers between the Sub-Accounts and Guarantee Periods — You may transfer from the Sub-Accounts to a Guarantee Period or from one Guarantee Period to another Guarantee Period. Transfers from a Guarantee Period, other than the one-year Guarantee Period, are subject to a Market Value Adjustment if the transfer is:
•  more than 15 days before or 15 days after the expiration of the existing Guarantee Period, or
•  are not part of a formal Union Security program for the transfer of general account value.
The amount of any positive or negative Market Value Adjustment will be added or deducted from the transferred amount.
You may not make a transfer into the one-year Guarantee Period within six months of a transfer out of the one-year Guarantee Period.
General Account Transfer Restrictions — We reserve the right to defer transfers from the general account for up to 6 months from the date of your request (a "transfer moratorium"). After any transfer, you must wait six months before moving Sub-Account Values back to a Guarantee Period in the general account. After the Annuity Commencement Date, you may not make transfers from the general account.
We generally intend to enforce these restrictions during periods of extreme volatility within the U.S. stock markets or when we have significant concerns about disintermediation. If we enforce this restriction:

•	The last then effective Guarantee Period and guaranteed interest rate will remain in effect until the end of the transfer moratorium;

•
The Market Value Adjustment will take into consideration the amount of time consumed by the transfer moratorium only with regard to the Guaranteed Period during which the transfer moratorium was declared; and

•	Rates of interest that we will credit for the new Guaranteed Period will be automatically reset to the rate of interest we declare as of the conclusion of the transfer moratorium.
Charges and Fees
The following charges and fees are associated with the Contract:
The Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract,

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including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.
We assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The percentage of the Contingent Deferred Sales Charge is based on how long your Premium Payments have been in the Contract. The Contingent Deferred Sales Charge will not exceed the total amount of the Premium Payments made. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender.
The Contingent Deferred Sales Charge is a percentage of the amount Surrendered and is equal to:

Number of years from Premium Payment	Contingent Deferred Sales Charge
1 and 2	7%
3 and 4	6%
5	5%
6	3%
7	1%
8 or more	0%
The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:
•  Annual Withdrawal Amount — During the first seven years from each Premium Payment, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.
•  Surrenders made from Premium Payments invested for more than seven years — After the seventh Contract Year, you may take the total of: (a) all Premium Payments held in your Contract for more than seven years, and (b) 10% of Premium Payments made during the last seven years and (c) all of your earnings.
Under the following situations, the Contingent Deferred Sales Charge is WAIVED:
•  Upon eligible confinement as described in the Waiver of Sales Charge Rider — We will waive any Contingent Deferred Sales Charge applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 60 calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must: (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 60 calendar days of the last day of confinement. This waiver may not be available in all states. This waiver is also not available for confinements due to substance abuse or mental disorders without a demonstrable organic disease. Please contact your Registered Representative or us to determine if it is available for you.
•  For Required Minimum Distributions — This allows Annuitants who are age 701/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.
•  On or after the Annuitant's 110th birthday.
•  Contract Owners or Annuitants if the Contract Owner is a non-natural person, who become completely disabled, as defined in your Contract, after the Contract was issued. We will waive any CDSC deducted prior to the disability if you become disabled prior to age 64 and are continuously disabled for 12 months or more. This waiver is not available in all states and terminates upon the Contract Owner or Annuitant's 65th birthday.
The following situations are NOT subject to a Contingent Deferred Sales Charge:
•  Upon death of the Annuitant or Contract Owner — No Contingent Deferred Sales Charge will be deducted if the Annuitant or Contract Owner dies.
•  Upon Annuitization — The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. We will charge a Contingent Deferred Sales Charge if the Contract is fully Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.
•  For substantially equal periodic payments — We will waive the Contingent Deferred Sales Charge if you take part in a program for partial Surrenders where you receive a scheduled series of substantially equal periodic payments. Payments under this program must be made at least annually for your life (or your life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary.

20	Union Security Insurance Company

•  Upon cancellation during the Right to Cancel Period.
Mortality and Expense Risk Charge
For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.25% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and an expense risk:
•  Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that actual mortality rates, in aggregate, may be lower than expected mortality rates.
•  Expense Risk — We also bear an expense risk that the Contingent Deferred Sales Charges collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.
Administrative Charge
For administration, we deduct a daily charge at the rate of 0.10% per year against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.
Premium Taxes
We deduct Premium Taxes, imposed on us, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality and currently ranges from 0% – 3.5%.
Charges Against the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Fund prospectuses.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Contract Owner or Annuitant dies before the Annuity Commencement Date. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.
Until we receive proof of death and the completed instructions from the Beneficiary, the Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account for each Beneficiary's portion of the proceeds.
If death occurs before the Contract Owner's 75th birthday, the Death Benefit is the greatest of:
•  The Contract Value of your Contract; or
•  The highest Anniversary Value of each Contract Anniversary prior to the date of death; or
•  The total Premium Payments you have made to us minus adjustments for partial Surrenders compounded annually at 5%, capped at a maximum of 200% of total Premium Payments minus adjustments for partial Surrenders (the "Rollup Amount")
If death occurs on or after the Contract Owner's 75th birthday, the Death Benefit is the greatest of:

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•  The Contract Value of your Contract; or
•  The highest Anniversary Value of each Contract Anniversary prior to the Contract Owner's 75th birthday; or
•  The Roll-up Amount as of the Contract Owner's 75th birthday, plus any Premium Payments made since that birthday minus any adjustments for partial Surrenders since that birthday.
Adjustments are made for partial Surrenders for calculating the Anniversary Value by:
•  Taking the amount of the partial Surrender and
•  Dividing that amount by the Contract Value immediately before the partial Surrender and
•  Multiplying that amount by the Contract Value on the Contract Anniversary, plus Premium Payments made since that Anniversary and before the partial Surrender, minus adjustments for withdrawals made since that Anniversary and before the partial Surrender.
Adjustments are made for partial Surrenders for calculating the Death Benefit using the Rollup Amount by:
•  Taking the amount of the partial Surrender and
•  Dividing that amount by the Contract Value immediately before the partial Surrender and
•  Multiplying that amount by the Roll-up Amount before the partial Surrender plus, any Premium Payments made on or after the date either the Contract Owner or Annuitant first reaches his or her 75th birthday and before the partial Surrender, minus adjustments for any partial Surrenders made on or after the date either the Contract Owner or Annuitant first reaches his or her 75th birthday and before the partial Surrender.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive proof of death and complete instructions from the Beneficiary, we will compute the Death Benefit to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Safe Haven program." Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by the Federal deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford's Safe Haven Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death benefit amount to the General account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the program, we earn investment income from the proceeds. The Investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect, under the Annuity Proceeds Settlement Option, "Death Benefit Remaining with the Company", to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal document acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders.
The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
Required Distributions — If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death, or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.
If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.
If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

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What should the Beneficiary consider?
Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.
Surrenders
What kinds of Surrenders are available?
Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date and while the Annuitant is living, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Contingent Deferred Sales Charge and Premium Taxes and adjusted for any positive or negative Market Value Adjustment. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date and while the Annuitant is living. There are two restrictions:
•  The partial Surrender amount must be at least equal to $1,000, our current minimum for partial Surrenders, and
•  The Contract must have a minimum Contract Value of $1,000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.
How do I request a Surrender?
Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.
Written Requests — To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:
•  the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
•  your tax withholding amount or percentage, if any, and
•  your mailing address.
You may submit this form via mail or fax.
If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.
Telephone Requests — To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders, please call us with any questions.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone redemptions at any time.
Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.
Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders

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via telephone.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders:
Prior to age 591/2 — If you make a Surrender prior to age 591/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 591/2 may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.
More than one Contract issued in the same calendar year — If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.
Internal Revenue Code section 403(b) annuities — As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 591/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 591/2). Distributions prior to age 591/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the "Federal Tax Considerations" section for more information.
Annuity Payouts
This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:
•  When do you want Annuity Payouts to begin?
•  Which Annuity Payout Option do you want to use?
•  How often do you want to receive Annuity Payouts?
•   What is the Assumed Investment Return?
•  Do you want Annuity Payouts to be fixed or variable or a combination?
Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.
1. When do you want Annuity Payouts to begin?
You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 110th birthday, subject to the laws and regulations then in effect and our approval. The date you select may have tax consequences, so please check with a qualified tax advisor. You cannot begin to take Annuity Payouts until the end of the 2nd Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
2. Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments Guaranteed for 10 or 20 Years
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select either 10 or 20 years. If the Annuitant dies before the guaranteed number of years have passed, then the

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Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years.
Joint and Full Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies.
We may offer other Annuity Payout Options available.
•  You cannot Surrender your Contract once Annuity Payouts begin.
•  For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
•  Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.
3. How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•  monthly,
•  quarterly,
•  semiannually, or
•  annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
What is the Assumed Investment Return?
The Assumed Investment Return ("AIR") is the investment return before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds. The AIR for this Contract is 3%.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout Option is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout Option is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout Option is lower than the first.
Level variable dollar Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.
Do you want fixed dollar amount or variable dollar amount Annuity Payouts or a combination of both?
You may choose an Annuity Payout Option with fixed dollar amounts, variable dollar amounts or a combination depending on your income needs.
Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payout. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed dollar amount Annuity Payout Option tables in your Contract.
Variable Dollar Amount Annuity Payouts — A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:
•  the Annuity Payout Option chosen,
•  the Annuitant's attained age and gender (if applicable),
•  the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table and,
•  the Assumed Investment Return
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected

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Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of:
Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor for a 3% AIR is 0.999919.
Combination Annuity Payouts — You may choose to receive a combination of fixed dollar amount and variable dollar amount annuity payouts as long as they total 100% of your Annuity Payout. For example, you may choose to receive 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled "Can I transfer from one Sub-Account to another?" under the section entitled "The Contract."
Other Programs Available
We may discontinue, modify or amend any of these Programs or any other programs we establish. Any changes to a Program will not affect Contract Owners currently enrolled in the Program. If you are enrolled in any of these programs while a Fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.
InvestEase® — InvestEase, which was formerly called "PAC," is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.
Automatic Income Program — The Automatic Income Program allows you to Surrender a percentage of your total Premium Payments each Contract Year. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. Please see Federal Tax Considerations and Information Regarding Tax-Qualified Retirement Plans for more information regarding the tax consequences associated with your Contract.
Asset Rebalancing — In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.
Dollar Cost Averaging Programs — We currently offer two different types of Dollar Cost Averaging Programs. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from any Fund into a different Fund. The Earnings/Interest DCA Program allows you to regularly transfer the earnings from one Fund into a different Fund. For either Program, you may select transfers on a monthly or quarterly basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment.
Other Program considerations
•  You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.
•  We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:
•  any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund;
•  any Fund is liquidated - then your allocations will be directed to any available money market Fund.
You may always provide us with updated instructions following any of these events.
•   Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

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•  We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.
•  These Programs may be adversely affected by Fund trading policies.
Other Information
Assignment — A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.
A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.
Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.
How Contracts Are Sold — Hartford Securities Distribution, Inc. ("HSD") serves as principal underwriter for the contracts. HSD is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address is One Hartford Plaza, Hartford, CT 06155.
Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with HSD. We generally bear the expenses of providing services pursuant to Contracts, including the payment of expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature (provided, however, we may offset some or all of these expenses by, among other things, administrative service fees received from Fund complexes).
Commissions — We pay compensation to broker-dealers, financial institutions and other affiliated broker-dealers ("Financial Intermediaries") for the sale of the Contracts according to selling agreements with Financial Intermediaries. Affiliated broker-dealers also employ wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value. Your Registered Representative may be compensated on a fee for services and/or commission basis.
We pay an up-front commission of up to 7% of your Contract Value at the time of sale to the Financial Intermediary that your Registered Representative is associated with. Your Registered Representative's Financial Intermediary may also receive on-going or trail commissions of generally not more than 1% of your Contract Value. Registered Representatives may have multiple options on how they wish to allocate their commissions and/or compensation. Compensation paid to your Registered Representative may also vary depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. You are encouraged to ask your Registered Representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with this transaction.
Additional Payments — In addition to commissions and any Rule 12b-1 fees, we or our affiliates pay significant additional compensation ("Additional Payments") to some Financial Intermediaries (who may or may not be affiliates), in connection with the promotion, sale and distribution of our variable annuities. Additional Payments are generally based on average net assets (or on aged assets) of the Contracts attributable to a particular Financial Intermediary; on sales of the Contracts attributable to a particular Financial Intermediary and/or on reimbursement of sales expenses. Additional Payments may take the form of, among other things: (1) sponsorship of due diligence meetings to educate Financial Intermediaries about our variable products; (2) payments for providing training and information relating to our variable products; (3) expense allowances and reimbursements; (3) override payments and bonuses; (4) personnel education or training; (5) marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products; and/or (6) shareholder services, including sub-accounting and the preparation of account statements and other communications.
We are among several insurance companies that pay Additional Payments to certain Financial Intermediaries to receive "preferred" or recommended status. These privileges include our ability to gain additional or special access to sales staff, provide and/or attend training and other conferences; placement of our products on customer lists ("shelf-space arrangements"); and otherwise improve sales by featuring our products over others. We also may pay Additional Payments to certain key

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Financial Intermediaries based on assets under management.
Consistent with FINRA Conduct Rules, we provide cash and non-cash compensation in the form of: (1) occasional meals and entertainment; (2) occasional tickets to sporting events; (3) nominal gifts (not to exceed $100 annually); (4) sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition; (5) sponsorship of training and educational events; and/or (6) due diligence meetings. In addition to FINRA rules governing limitations on these payments, we also follow our guidelines and those of Financial Intermediaries which may be more restrictive than FINRA rules.
Additional Payments create a potential conflict of interest in the form of an additional financial incentive to the Registered Representative and/or Financial Intermediary to recommend the purchase of this Contract over another variable annuity or another investment option. As of December 31, 2016, we have entered into arrangements to make Additional Payments (excluding Marketing Expense Allowances) to the following Financial Intermediaries:
AIG Advisors Group, Inc. (FSC Securities Corporation, Royal Alliance Associates, Inc., Sagepoint Financial, Inc.) and Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.
For the fiscal year ended December 31, 2016, Additional Payments did not in the aggregate exceed approximately $300,000 (excluding corporate-sponsorship related perquisites).
Independent Registered Public Accounting Firm — The consolidated financial statements of Union Security Insurance Company as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.
Legal Proceedings
The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff and may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. Although the Company cannot predict the outcome of any litigation, regulatory examination or investigation, it is possible that the outcome of such matters could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matter is likely to have a material adverse effect individually or in the aggregate, on the Company's financial condition.
More Information
You may call your Registered Representative if you have any questions or write or call us at the address below:
Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
Telephone:  1-800-862-6668 (Contract Owners)
1-800-862-7155 (Registered Representatives)
Financial Statements
You can find financial statements of the Separate Account and Union Security in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.
As of May 1, 2009, Union Security intends to rely on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934, as amended, and accordingly does not intend to file with the U.S. Securities Exchange Commission annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, or any other reports under such Act.

28	Union Security Insurance Company

Federal Tax Consideration
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Nonresident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing "Federal Tax Considerations," the term "spouse" means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss tax considerations in connection with contract loans, this is provided as general information only. Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account

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with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.  Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Owner is generally required to currently include in gross income for each taxable year the excess of (a) the sum of the net surrender value of the contract as of the end of the taxable year plus all distributions under the contract received during the taxable year or any prior taxable year, over (b) the sum of the amount of net premiums under the contract for the taxable year and prior taxable years and amounts includible in gross income for prior taxable years with respect to such contract under Section 72(u). However, Section 72(u) does not apply to:
•  A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•  A contract acquired by the estate of a decedent by reason of such decedent's death,
•  Certain contracts acquired with respect to tax-qualified retirement arrangements,
•  Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•  A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contributions) of 3.8%, depending upon the amount of the estate's or trust's adjusted gross income for the taxable year.
2.  Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual's modified adjusted gross income for the taxable year.
a.  Distributions Prior to the Annuity Commencement Date.
i.  Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.
ii.  To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract". It is unclear what value should be used in determining the "income on the contract." We believe that the "income on the contract" does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the "income on the contract".
iii.  Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent

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that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."
iv.  The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.
v.  In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
vi.  In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.
b.  Distributions After Annuity Commencement Date.
Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").
i.  When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.
ii.  If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.
iii.  Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).
c.  Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d.  10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.
i.  If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii.  The 10% penalty tax will not apply to the following distributions:
1.  Distributions made on or after the date the taxpayer has attained the age of 591/2.
2.  Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.
3.  Distributions attributable to a taxpayer's becoming disabled.
4.  A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer (or the joint lives or life expectancies of the taxpayer and the taxpayer's designated Beneficiary).
5.  Distributions made under certain annuities issued in connection with structured settlement agreements.
6.  Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).
7.  Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such

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series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 591/2 and (b) 5 years have elapsed since the first of these periodic payments.
e.  Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f.  Required Distributions
i.  Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:
1.  If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.  If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.  If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
ii.  Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.
iii.  Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g.  Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h.  Partial Exchanges.
The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange").
The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.
Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in

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the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.
If a transfer falls within the scope of the Rev. Proc. but is not described above (for example — if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, pre-existing contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS's partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.
3. Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:
•  no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•  no more than 70% is represented by any two investments,
•  no more than 80% is represented by any three investments, and
•  no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.
4.  Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances,

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without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.  Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2.  Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.
Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled "Information Regarding Tax-Qualified Retirement Plans" for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser's beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 371/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income

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amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities ("IRAs").
In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.  Traditional IRAs

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Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 701/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 591/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). In addition, such a Plan is not required to permit such a rollover.
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.
b.  SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.
c.  SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d.  Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but

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withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner.
Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA to a Roth IRA under certain circumstances. The conversion in the year of conversion (special rules apply to 2010 conversions) of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) ("TSA")
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a "tax-sheltered annuity" ("TSA") contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee's "includable compensation" for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.  after the employee reaches age 591/2;
b.  upon the employee's separation from service;
c.  upon the employee's death or disability;
d.  in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or
e.  as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided

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by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant's or beneficiary's accumulated benefit immediately before such exchange (taking into account such participant's or beneficiary's accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant's employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 ("Section 457 Plans")
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount ($18,000 for 2017). The Plan may provide for additional "catch-up" contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1 / 2 , (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in Qualified plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

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6. Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.  Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 591/2. However, this 10% penalty tax does not apply to a distribution that is either:
(i)  made to a beneficiary (or to the employee's estate) on or after the employee's death;
(ii)  attributable to the employee's becoming disabled under Code Section 72(m)(7);
(iii)  part of a series of substantially equal periodic payments (not less frequently than annually — "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
(iv)  (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
(v)  (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
(vi)  not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or
(vii)  certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:
(viii)  made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;
(ix)  not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or
(x)  for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 591/2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.
b.  RMDs and 50% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.
An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
(i)  the calendar year in which the individual attains age 701/2, or
(ii)  (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
A special rule applies to individuals who attained age 701/2 in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over:
(a)  the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or
(b)  over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 701/2.
If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be

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distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" from a Qualified Plan (described below in "Rollover Distributions"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "Rollover Distributions"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover", the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either:
a.  an RMD amount;
b.  one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life

40	Union Security Insurance Company

expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.  any distribution made upon hardship of the employee.
Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken.

Union Security Insurance Company	41

Accumulation Unit Values
(For an Accumulation Unit outstanding throughout the period)
The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this prospectus.

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$5.930	$6.000	$5.539	$4.633	$4.192	$4.171	$3.770	$2.933	$4.349	$4.134
Accumulation Unit Value at end of period	$6.204	$5.930	$6.000	$5.539	$4.633	$4.192	$4.171	$3.770	$2.933	$4.349
Number of Accumulation Units outstanding at end of period (in thousands)	47	49	50	57	60	62	66	78	103	147
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.281	$3.292	$3.109	$2.266	$1.941	$2.221	$1.932	$1.344	$2.504	$2.173
Accumulation Unit Value at end of period	$3.415	$3.281	$3.292	$3.109	$2.266	$1.941	$2.221	$1.932	$1.344	$2.504
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	12	16	17	44	51	63	72	55
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$44.838	$42.540	$37.113	$27.696	$23.867	$23.916	$21.255	$17.147	$27.706	$25.920
Accumulation Unit Value at end of period	$46.785	$44.838	$42.540	$37.113	$27.696	$23.867	$23.916	$21.255	$17.147	$27.706
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	15	18	19	21	25	33	42	53
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.509	$2.573	$2.309	$1.774	$1.583	$1.584	$1.418	$1.153	$1.729	$1.619
Accumulation Unit Value at end of period	$2.844	$2.509	$2.573	$2.309	$1.774	$1.583	$1.584	$1.418	$1.153	$1.729
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	7	9	10	21	27	25	29	33
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$39.543	$37.099	$35.212	$26.186	$21.508	$25.316	$22.459	$16.783	$35.782	$29.003
Accumulation Unit Value at end of period	$39.775	$39.543	$37.099	$35.212	$26.186	$21.508	$25.316	$22.459	$16.783	$35.782
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	7	8	9	10	11	17	22
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.070	$11.857	$10.529	$7.862	$6.281	$6.987	$6.023	$4.711	$8.788	$6.870
Accumulation Unit Value at end of period	$12.832	$13.070	$11.857	$10.529	$7.862	$6.281	$6.987	$6.023	$4.711	$8.788
Number of Accumulation Units outstanding at end of period (in thousands)	83	104	140	144	160	177	202	228	126	144
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.881	$24.235	$23.947	$22.806	$20.222	$19.578	$17.085	$11.509	$15.602	$15.386
Accumulation Unit Value at end of period	$25.791	$22.881	$24.235	$23.947	$22.806	$20.222	$19.578	$17.085	$11.509	$15.602
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	7	8	10	11	15	18	27
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.675	$2.661	$2.806	$2.340	$1.973	$2.325	$2.058	$1.563	$2.743	$2.182
Accumulation Unit Value at end of period	$2.672	$2.675	$2.661	$2.806	$2.340	$1.973	$2.325	$2.058	$1.563	$2.743
Number of Accumulation Units outstanding at end of period (in thousands)	110	116	118	127	141	163	192	189	292	366

42	Union Security Insurance Company

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.913	$19.406	$18.176	$13.676	$11.094	$12.297	$10.271	$—	$—	$—
Accumulation Unit Value at end of period	$21.052	$18.913	$19.406	$18.176	$13.676	$11.094	$12.297	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	14	16	17	20	22	—	—	—
Hartford Small Cap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$53.816	$54.848	$52.528	$36.751	$31.731	$31.711	$23.537	$17.621	$28.542	$29.473
Accumulation Unit Value at end of period	$59.665	$53.816	$54.848	$52.528	$36.751	$31.731	$31.711	$23.537	$17.621	$28.542
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	7	7	8	9	11	13	18	24
Hartford Small/Mid Cap Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.271	$24.760	$23.850	$17.580	$15.378	$15.766	$12.700	$8.705	$16.602	$15.071
Accumulation Unit Value at end of period	$26.744	$23.271	$24.760	$23.850	$17.580	$15.378	$15.766	$12.700	$8.705	$16.602
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	8	8	10	11	12	21	25
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.370	$2.338	$2.129	$1.632	$1.446	$1.482	$1.309	$0.937	$1.670	$1.599
Accumulation Unit Value at end of period	$2.512	$2.370	$2.338	$2.129	$1.632	$1.446	$1.482	$1.309	$0.937	$1.670
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	6	6	6	7	33	34
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.516	$3.585	$3.432	$3.526	$3.324	$3.149	$2.969	$2.616	$2.871	$2.780
Accumulation Unit Value at end of period	$3.625	$3.516	$3.585	$3.432	$3.526	$3.324	$3.149	$2.969	$2.616	$2.871
Number of Accumulation Units outstanding at end of period (in thousands)	59	69	72	78	85	100	111	119	152	218
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.152	$26.100	$25.730	$26.526	$25.928	$25.059	$24.471	$23.993	$24.477	$23.769
Accumulation Unit Value at end of period	$26.199	$26.152	$26.100	$25.730	$26.526	$25.928	$25.059	$24.471	$23.993	$24.477
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	6	7	7	10	12	19	15	20
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.686	$1.707	$1.728	$1.752	$1.776	$1.800	$1.824	$1.848	$1.834	$1.771
Accumulation Unit Value at end of period	$1.680	$1.686	$1.707	$1.728	$1.752	$1.776	$1.800	$1.824	$1.848	$1.834
Number of Accumulation Units outstanding at end of period (in thousands)	14	17	20	29	51	57	58	92	110	45
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.015	$2.108	$1.918	$1.474	$1.277	$1.320	$1.167	$0.951	$1.461	$1.359
Accumulation Unit Value at end of period	$2.261	$2.015	$2.108	$1.918	$1.474	$1.277	$1.320	$1.167	$0.951	$1.461
Number of Accumulation Units outstanding at end of period (in thousands)	129	140	139	156	173	209	260	3	2	2

Union Security Insurance Company	43

	As of December 31,
Sub-Account	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.983	$32.076	$29.627	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$35.211	$31.983	$32.076	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	22	23	—	—	—	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.661	$9.791	$9.923	$9.984	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.540	$9.661	$9.791	$9.923	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

44	Union Security Insurance Company

Further Information About Union Security Insurance Company
ITEM 3. RISK FACTORS
Certain factors may have a material adverse effect on our business, financial condition and results of operations and you should carefully consider them. It is not possible to predict or identify all such factors.
Amounts are presented in United States of America ("U.S.") dollars and all amounts are in thousands, except for number of shares, per share amounts, number of employees, number of securities in an unrealized loss position and number of loans.
For additional risks that relate to our business and additional detail on the risks outlined above, please see the Risk Factors in Assurant's 2016 Annual Report on Form 10-K filed with the SEC.
Reinsurers' failure to fulfill obligations.
In the past, Assurant, Inc. ("the Parent") has sold, and in the future the Parent may sell, businesses through reinsurance ceded to third parties. For example, in 2016, the Parent sold the Assurant Employee Benefits segment to Sun Life Assurance Company of Canada (“Sun Life”), a subsidiary of Sun Life Financial Inc., in 2001 the Parent sold the insurance operations of its Fortis Financial Group ("FFG") division to The Hartford Financial Services Group, Inc. ("The Hartford") and in 2000 the Parent sold its Long Term Care division to John Hancock Life Insurance Company ("John Hancock"), now a subsidiary of Manulife Financial Corporation. Most of the assets backing reserves coinsured under these sales are held in trusts or separate accounts. However, if the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert to us.
In January, 2013, The Hartford sold its Individual Life Operations to Prudential Financial, Inc. ("Prudential"). Included in this transaction are the individual life policies remaining in force that were originally transferred to The Hartford as part of the sale of FFG. The assets backing the reserves coinsured from The Hartford to Prudential continue to be held in trusts or separate accounts, and we are subject to the risk that the trust and/or separate account assets are insufficient to support the liabilities that would revert to us. Although The Hartford remains responsible for the sufficiency of the assets backing the reserves, we face risks related to any administrative system changes Prudential implements in administering the business.
The A.M. Best ratings of The Hartford, John Hancock and Sun Life were A-, A+ and A+, respectively, as of March 31, 2017. A.M. Best currently maintains a stable outlook on each of their financial strength ratings.
We also face the risk of again becoming responsible for administering these businesses in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process these businesses. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition. In addition, third parties to whom we have sold businesses in the past may in turn sell these businesses to other third parties, and we could face risks related to the new administrative systems and capabilities of these third parties in administering these businesses.
General economic, financial market and political conditions may materially adversely affect our results of operations and financial condition.
General economic, financial market and political conditions may have a material adverse effect on our results of operations and financial condition. Limited availability of credit, deteriorations of the global mortgage and real estate markets, declines in consumer confidence and consumer spending, low interest rates, increases in prices or in the rate of inflation, high unemployment, or disruptive geopolitical events could contribute to increased volatility and diminished expectations for the economy and the financial markets. Specifically, during periods of economic downturn:
•  individuals and businesses may (i) choose not to purchase our insurance products and other related products and services, (ii) terminate existing policies or contracts or permit them to lapse, and (iii) choose to reduce the amount of coverage they purchase;
•  clients are more likely to experience financial distress or to declare bankruptcy or liquidation, which could have a material and adverse impact on the remittance of premiums from such clients and the collection of receivables from such clients for items such as unearned premiums; and
•  there is an increased risk of fraudulent insurance claims.
Inflationary pressures may also affect the costs associated with our preneed insurance policies, particularly those that are guaranteed to grow with the Consumer Price Index ("CPI"). Additionally, continued uncertainty surrounding the U.S. Federal Reserve’s monetary policy and the new administration could adversely affect the U.S. and the global economy.
Our actual claims losses may exceed our reserves for claims, requiring us to establish additional reserves or to incur

Union Security Insurance Company	45

additional expense for settling unreserved liabilities, which could materially affect our results of operations, profitability and capital.
We maintain reserves to cover our estimated ultimate exposure for claims and claim adjustment expenses with respect to reported claims and incurred but not reported claims (“IBNR”) as of the end of each accounting period. Whether calculated under GAAP or Statutory Accounting Principles (“SAP”), reserves are estimates. Reserving is inherently a matter of judgment; our ultimate liabilities could exceed reserves for a variety of reasons, including changes in macroeconomic factors (such as unemployment and interest rates), case development and other factors. From time to time, we also adjust our reserves, and may adjust our reserving methodology, as these factors and our claims experience changes. Reserve development, changes in our reserving methodology and paid losses exceeding corresponding reserves could have a material adverse effect on our results of operations.
A.M. Best, Moody's, and S&P rate the financial strength of the Company and a decline in these ratings could affect our standing in the insurance industry and cause our sales and earnings to decrease.
Ratings are an important factor in establishing the competitive position of insurance companies. A.M. Best Company ("A.M. Best"), Moody's Investor Services ("Moody's") and Standard & Poor's Inc. ("S&P") ratings reflect their opinions of our financial strength, operating performance, strategic position and ability to meet our obligations to policyholders. These ratings are subject to periodic review by A.M. Best, Moody's, and S&P, and we cannot assure that we will be able to retain these ratings.
Any reduction in our ratings could materially adversely affect the demand for our products by intermediaries and consumers, and materially adversely affect our results. In addition, any reduction in our financial strength ratings could materially adversely affect our cost of borrowing.
Reliance on relationships with significant clients, distributors and other parties or if those parties face financial, reputational or regulatory issues.
Our relationships and contractual arrangements with significant clients, distributors and other parties with whom we do business are important to the success of our business. If our significant clients, distributors and/or other parties with which we do business decline to renew or seek to terminate our relationships or contractual arrangements, our results of operations and financial condition could be materially adversely affected. We are also subject to the risk that these parties may face financial difficulties, reputational issues or problems with respect to their own products and services or regulatory restrictions or compliance issues.
Market conditions, changes in interest rates, and prolonged periods of low interest rates may materially affect our results.
Recent periods have been characterized by low interest rates; though there have been recent increases in the fourth quarter of 2016. A prolonged period during which interest rates remain at historically low levels may result in lower-than-expected net investment income and larger required reserves. In addition, certain statutory capital requirements are based on formulas or models that consider interest rates and a prolonged period of low interest rates may increase the statutory capital we are required to hold.
Changes in interest rates may materially adversely affect the performance of some of our investments. Interest rate volatility may materially increase or reduce unrealized gains or unrealized losses in our portfolios. Interest rates are highly sensitive to many factors, including governmental monetary policies, domestic and international economic and political conditions and other factors beyond our control.
The fair market value of the fixed maturity securities in our portfolio and the investment income from these securities fluctuate depending on general economic and market conditions. Because all of our fixed maturity securities are classified as available for sale, changes in the market value of these securities are reflected in our consolidated balance sheets. Their fair market value generally increases or decreases in an inverse relationship with fluctuations in interest rates, while net investment income from fixed maturity investments increases or decreases directly with interest rates. In addition, actual net investment income and cash flows from investments that carry prepayment risk, such as mortgage-backed and other asset-backed securities, may differ from those anticipated at the time of investment as a result of interest rate fluctuations. An increase in interest rates will also decrease the net unrealized gains in our current investment portfolio.
We employ asset/liability management strategies to manage the adverse effects of interest rate volatility and the likelihood that cash flows are unavailable to pay claims as they become due. Our asset/liability management strategies do not completely eliminate the adverse effects of interest rate volatility, and significant fluctuations in the level of interest rates may require us to liquidate investments prior to maturity at a significant loss to pay claims. This could have a material adverse effect on our results of operations and financial condition.
Our preneed insurance policies are subject to increasing death benefits. In extended periods of declining interest rates or rising inflation, there may be compression in the spread between the death benefit growth rates on these policies and the investment

46	Union Security Insurance Company

income that we can earn, resulting in a negative spread. As a result, declining interest rates or high inflation rates may have a material adverse effect on our results of operations and our overall financial condition.
Our investment portfolio is subject to various risks that may result in realized investment losses
We are subject to credit risk in our investment portfolio, primarily from our investments in corporate bonds, preferred stocks, municipal bonds, and commercial mortgages. Defaults by third parties in the payment or performance of their obligations could reduce our investment income and realized investment gains or result in the continued recognition of investment losses. The value of our investments may be materially adversely affected by increases in interest rates, downgrades in the corporate bonds included in the portfolio and by other factors that may result in the continued recognition of other-than-temporary impairments. Each of these events may cause us to reduce the carrying value of our investment portfolio.
Further, the value of any particular fixed maturity security is subject to impairment based on the creditworthiness of a given issuer. A significant increase in defaults and impairments on our fixed maturity investment portfolio could materially adversely affect our results of operations and financial condition.
We currently invest in a small amount of equity securities. However, we have had higher percentages in the past and may make more such investments in the future. Investments in equity securities generally provide higher expected total returns but present greater risk to preservation of capital than our fixed maturity investments.
If treasury rates or credit spreads were to increase, the Company may have additional realized and unrealized investment losses and increases in other-than-temporary impairments. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Inherently, there are risks and uncertainties involved in making these judgments. Changes in facts, circumstances, or critical assumptions could cause management to conclude that further impairments have occurred. This could lead to additional losses on investments.
Derivative instruments generally present greater risk than fixed maturity investments or equity investments because of their greater sensitivity to market fluctuations. We use derivative instruments to manage the exposure to inflation risk created by our preneed insurance policies that are tied to the CPI. The protection provided by these derivative instruments begins at higher levels of inflation. However, exposure can still exist due to potential differences in the amount of business and the notional amount of the protection. This could have a material adverse effect on our results of operations and financial condition.
Our commercial mortgage loans and real estate investments subject us to liquidity risk.
Our commercial mortgage loans on real estate investments are relatively illiquid. If we require extremely large amounts of cash on short notice, we may have difficulty selling these investments at attractive prices and in a timely manner.
Environmental liability exposure may result from our commercial mortgage loan portfolio and real estate investments
Liability under environmental protection laws resulting from our commercial mortgage loan portfolio and real estate investments may weaken our financial strength and reduce our profitability.
Failure to protect our clients’ confidential information and privacy could harm our reputation, cause us to lose customers, reduce our profitability and subject us to fines, litigation and penalties, and the costs of compliance with privacy and security laws could adversely affect our business
Our businesses are subject to a variety of privacy regulations and confidentiality obligations. If we do not comply with state and federal privacy and security laws and regulations, or contractual provisions, requiring us to protect confidential information and provide notice to individuals whose information is improperly disclosed, or if we are subject to a significant data breach or cyber-attack or vendor or employee misconduct, we could experience adverse consequences, including loss of customers and related revenue, regulatory problems (including fines and penalties), harm to our reputation and civil litigation, which could adversely affect our business and results of operations. We have incurred and will continue to incur substantial costs in complying with the requirements of applicable privacy and security laws.
System security risks, data protection breaches and cyber-attacks could adversely affect our business and results of operations.
Our information technology systems are vulnerable to threats from computer viruses, natural disasters, unauthorized access, cyber-attack and other similar disruptions. Although we have network security measures in place, they may not be sufficient to prevent the penetration of our network and misappropriation or compromise of confidential information, fraud, system disruptions or shutdowns.
We receive and are required to protect confidential information from customers, vendors and other third parties that includes personal information. If any disruption or security breach results in a loss or damage to our data, or inappropriate disclosure of our confidential information or that of others, it could damage our reputation, affect our relationships with our customers and

Union Security Insurance Company	47

clients, lead to claims against the Company, result in regulatory action and harm our business. In addition, we may be required to incur significant costs to mitigate the damage caused by any security breach or to protect against future damage.
Failure to develop and maintain distribution sources or attract and retain sales representatives.
An interruption in, or changes to, our relationships with various third-party distributors or our inability to attract and retain sales representatives could impair our ability to compete and market our insurance products and services and materially adversely affect our results of operations and financial condition.
Failure to accurately predict claims and other costs.
We may be unable to accurately predict claims and other costs or to manage such costs through our loss limitation methods. This ability could be affected by factors such as inflation, changes in the regulatory environment, changes in industry practices or changes in legal, social or environmental conditions. Political or economic conditions can also affect the availability of programs on which our business may rely to accurately predict claims. The inability to accurately predict and price for claims and other costs could materially adversely affect our results of operations and financial condition.
Credit risk of some of our agents.
We advance agents' commissions as part of our pre-funded funeral insurance ("preneed") insurance product offerings. These advances are a percentage of the total face amount of coverage as opposed to a percentage of the first-year premium paid, the formula that is more common in other life insurance markets. There is a one-year payback provision against the agency if death or lapse occurs within the first policy year.
We are subject to extensive laws and regulations and risks related to changes in regulation and litigation and regulatory actions.
We are subject to comprehensive regulation and oversight by insurance departments in jurisdictions in which we do business. These insurance departments have broad administrative powers with respect to all aspects of the insurance business and, in particular, monitor the manner in which an insurance company offers, sells and administers its products. Therefore, we may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations and practices.
Legislation or other regulatory reform that increases the regulatory requirements imposed on us or that changes the way we are able to do business may significantly harm our business or results of operations in the future.
In addition, regulators in certain states have hired third party auditors to audit the unclaimed property records of insurance companies operating in those states. Among other companies, the Parent is currently subject to these audits in a number of states and has been responding the information requests from these auditors.
The prevalence and outcomes of any such actions cannot be predicted, and no assurances can be given that such actions or any litigation would not materially adversely affect our results of operations and financial condition. In addition, if we were to experience difficulties with our relationship with a regulatory body in a given jurisdiction, it could have a material adverse effect on our ability to do business in that jurisdiction.
As part of a previously disclosed settlement between the Parent and the U.S. Securities and Exchange Commission (the "SEC"), the SEC granted permanent relief to the Company, exempting it from limitations on serving as depositor to investment companies under Section 9(a) of the Investment Company Act of 1940. If the Company fails to continue to meet the conditions in the application for permanent relief, then the Company could lose its ability to act as depositor of the separate accounts related to the FFG businesses sold to the Hartford in 2001. This could result in significant costs to restructure the modified coinsurance structure currently in place.
We depend on the Parent for certain administrative, strategic and operational support. We cannot predict at this time the effect that current litigation, investigations and regulatory activity will have on Assurant or our business, but any adverse outcome could have a material adverse effect on our business, results of operations or financial condition.
ITEM 10. INTERESTS OF NAMED EXPERTS AND COUNSEL
Jessica M. Olich, Esq., who serves as an Assistant Secretary of the Company, has given a legal opinion as to the validity of the Contracts. In addition, Ms. Olich owns less than 1% of shares of common stock of the Company's parent, Assurant, Inc.

ITEM 11. INFORMATION WITH RESPECT TO THE REGISTRANT
(A) DESCRIPTION OF THE BUSINESS

48	Union Security Insurance Company

Legal Organization
Union Security Insurance Company is a stock life insurance company formed in 1910 and organized under the laws of the State of Kansas. Since 1984, it has been an indirect wholly owned subsidiary of Assurant, Inc. ("Assurant"), which is a global provider of risk management solutions in the housing and lifestyle markets, protecting where people live and the goods they buy. Assurant operates in North America, Latin America, Europe and Asia. Assurant is traded on the New York Stock Exchange under the symbol AIZ.
In this report, references to "the Company," "Union Security," "we," "us" or "our" refer to Union Security Insurance Company.
Business Organization
The Company, which is licensed to sell life, health and annuity insurance in the District of Columbia and in all states except New York, writes insurance products that are marketed by Assurant’s operating segments (see Assurant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for a full description of each of these segments).
On March 1, 2016, the Parent sold its Assurant Employee Benefits (“AEB”) segment to Sun Life Assurance Company of Canada (“Sun Life”), a subsidiary of Sun Life Financial Inc. The transaction was primarily structured as a reinsurance agreement, as well as the sale of certain legal entities that included ceding commission and other consideration. The Company performed a substantial portion of the operations of the AEB segment. The reinsurance transaction does not extinguish the Company’s primary liability on the policies issued or assumed by subsidiaries that are parties to the reinsurance agreements, thus any gains associated with the prospective component of the reinsurance transaction are deferred and amortized over the contract period, including contractual renewal periods, in proportion to the amount of the insurance coverage provided. The Company also has an obligation to continue to write and renew certain policies for a period of time until Sun Life commences policy writing and renewal. See note 1 for more information.
The products affected by the sale are group disability, group life, group vision, group worksite and certain group dental insurance products. The Company also provided administrative services under administrative services agreements to other subsidiaries of the Parent that provide prepaid dental products. In addition, we reinsured disability and life products through our former affiliate, Disability Reinsurance Management Services, Inc (“DRMS”) which was included in the sale to Sun Life.
With respect to Assurant Global Preneed segment, we administer preneed life insurance products which are currently in run-off. Finally, with respect to the Assurant Global Housing segment, we issue accidental death and dismemberment policies for which the segment performs the selling, marketing, and administration functions. Of our total 2016 revenues, excluding net realized gains on investments and amortization of deferred gain on disposal of business, 68% was from the Assurant Employee Benefits segment, and 25% was from the Assurant Global Preneed segment. The other remaining Assurant segments make up 7% of total revenue.
As an indirect wholly owned subsidiary of Assurant, Union Security does not have any publicly issued equity or debt securities. We are, however, subject to certain filing requirements under the federal securities laws because we have issued certain variable and market value adjusted insurance contracts, which are required to be registered as securities. Effective April 1, 2001, Assurant exited this line of business and sold the business segment, then referred to as FFG, to The Hartford. This sale was accomplished by means of reinsurance and modified coinsurance. As a result, The Hartford is contractually responsible for servicing the insurance contracts, including the payment of benefits, oversight of investment management, overall contract administration and funding of reserves. If The Hartford fails to fulfill its obligations, however, we will be obligated to perform the services and make the required payments and funding.
As of December 31, 2016, we had 7 employees. We believe that employee relations are satisfactory.
For additional information that relates to our business, we refer you to Assurant’s 2016 Annual Report on Form 10-K filed with the SEC and available on the SEC website at www.sec.gov or through Assurant’s website at www.assurant.com.
(B) DESCRIPTION OF THE PROPERTY
Our principal office is in Kansas City, Missouri, where we lease office space in a building owned by Assurant. We believe that our leased properties are adequate for our current business operations. The sale of AEB to Sun Life did not impact the lease the Company has with Assurant, however, the Company receives sublease income from Sun Life for their use of the office space.
(C) LEGAL PROCEEDINGS
The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff and may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. Although the Company cannot predict the outcome of any litigation, regulatory examination or investigation, it is possible that the outcome of such matters could have a material adverse effect on the Company’s results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matter

Union Security Insurance Company	49

is likely to have a material adverse effect individually or in the aggregate, on the Company’s financial condition.
(D) NOT APPLICABLE.

50	Union Security Insurance Company

(E) FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of Union Security Insurance Company:
In our opinion, the consolidated balance sheets and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity, and cash flows present fairly, in all material respects, the financial position of Union Security Insurance Company and its subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules, which include Schedule I, Schedule III, Schedule IV, and Schedule V, present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, NY
April 20, 2017

Union Security Insurance Company	51

Union Security Insurance Company
Consolidated Balance Sheets
At December 31, 2016 and 2015

	December 31, 2016	December 31, 2015
	(in thousands except per share and share amounts)
Assets
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost — $871,466 in 2016 and $2,172,677 in 2015)	$1,028,663	$2,446,921
Equity securities available for sale, at fair value (cost — $85,702 in 2016 and $144,407 in 2015)	93,617	158,082
Commercial mortgage loans on real estate, at amortized cost	98,451	420,569
Policy loans	7,376	10,031
Short-term investments	2,714	90,497
Other investments	58,125	42,330
Total investments	1,288,946	3,168,430
Cash and cash equivalents	8,914	60,137
Premiums and accounts receivable, net	2,000	62,781
Reinsurance recoverables	3,565,032	2,225,924
Accrued investment income	14,252	34,818
Other assets	14,372	114,535
Assets held in separate accounts	1,500,200	1,596,250
Total assets	$6,393,716	$7,262,875
Liabilities
Future policy benefits and expenses	$3,068,051	$2,875,419
Unearned premiums	28,062	34,076
Claims and benefits payable	1,412,872	1,719,916
Deferred gain on disposal of businesses	200,424	58,368
Accounts payable and other liabilities	19,467	208,171
Liabilities related to separate accounts	1,500,200	1,596,250
Total liabilities	6,229,076	6,492,200
Commitments and contingencies (Note 14)
Stockholder's equity
Common stock, par value $5 per share, 1,000,000 shares authorized, issued, and outstanding	5,000	5,000
Additional paid-in capital	55,919	515,630
Retained earnings	—	66,510
Accumulated other comprehensive income	103,721	183,535
Total stockholder's equity	164,640	770,675
Total liabilities and stockholder's equity	$6,393,716	$7,262,875

See the accompanying Notes to the Consolidated Financial Statements

52	Union Security Insurance Company

Union Security Insurance Company
Consolidated Statements of Operations
Years Ended December 31, 2016, 2015 and 2014

	Years Ended December 31,
	2016	2015	2014
	(in thousands)
Revenues
Net earned premiums	$180,312	$1,047,541	$1,035,467
Net investment income	97,770	169,453	180,734
Net realized gains on investments, excluding other-than-temporary investment losses	165,122	17,044	16,365
Total other-than-temporary investment losses	(1,973)	(7,724)	(55)
Portion of net (loss) income recognized in other comprehensive income, before taxes	(206)	701	31
Net other-than-temporary investment losses recognized in earnings	(2,179)	(7,023)	(24)
Amortization of deferred gains and gains (losses) on disposal of businesses	364,509	9,092	(5,147)
Fees and other income	6,670	14,810	11,934
Total revenues	812,204	1,250,917	1,239,329
Benefits, losses and expenses
Policyholder benefits	152,700	749,584	746,101
Amortization of deferred acquisition costs and value of business acquired	7,053	34,219	32,638
Underwriting, general and administrative expenses	119,415	352,000	356,413
Goodwill impairment	17,285	—	—
Total benefits, losses and expenses	296,453	1,135,803	1,135,152
Income before provision for income taxes	515,751	115,114	104,177
Provision for income taxes	206,243	41,013	34,999
Net income	$309,508	$74,101	$69,178
See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company	53

Union Security Insurance Company
Consolidated Statements of Comprehensive Income
Years Ended December 31, 2016, 2015 and 2014

	Years Ended December 31,
	2016	2015	2014
	(in thousands)
Net income	$309,508	$74,101	$69,178
Other comprehensive (loss) income:
Change in unrealized gains on securities, net of taxes of $42,587, $53,461, and $(55,020), respectively	(79,082)	(99,293)	102,176
Change in other-than-temporary impairment gains (losses) recognized in other comprehensive income, net of taxes of $395, $533, and $(830), respectively	(732)	(990)	1,541
Total other comprehensive (loss) income	(79,814)	(100,283)	103,717
Total comprehensive income (loss)	$229,694	$(26,182)	$172,895
See the accompanying Notes to the Consolidated Financial Statements

54	Union Security Insurance Company

Union Security Insurance Company
Consolidated Statements of Changes in Stockholder's Equity
At December 31, 2016, 2015 and 2014

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
	(in thousands)
Balance, January 1, 2014	$5,000	$515,630	$103,231	$180,101	$803,962
Net income	—	—	69,178	—	69,178
Dividends	—	—	(97,000)	—	(97,000)
Other comprehensive income	—	—	—	103,717	103,717
Balance, December 31, 2014	$5,000	$515,630	$75,409	$283,818	$879,857
Net income	—	—	74,101	—	74,101
Dividends	—	—	(83,000)	—	(83,000)
Other comprehensive loss	—	—	—	(100,283)	(100,283)
Balance, December 31, 2015	$5,000	$515,630	$66,510	$183,535	$770,675
Net income	—	—	309,508	—	309,508
Dividends (1)	—	(513,982)	(376,018)	—	(890,000)
Capital contribution from affiliated entity	—	54,271	—	—	54,271
Other comprehensive loss	—	—	—	(79,814)	(79,814)
Balance, December 31, 2016	$5,000	$55,919	$—	$103,721	$164,640

(1) Dividends are required to be deducted from retained earnings and when depleted, deducted from additional paid-in capital.
See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company	55

Union Security Insurance Company
Consolidated Statements of Cash Flows
Years Ended December 31, 2016, 2015 and 2014

	Years Ended December 31,
	2016	2015	2014
	(in thousands)
Operating activities
Net income	$309,508	$74,101	$69,178
Adjustments to reconcile net income to net cash used in operating activities:
Noncash revenues, expenses, gains and losses included in income:
Amortization of deferred (gain) and (gains) losses on disposal of businesses	(364,509)	(9,092)	5,147
Depreciation and amortization	1,779	4,657	4,851
Net realized gains on investments (1)	(162,943)	(10,021)	(16,341)
Change in modified coinsurance assets (1)	(29,704)	—	—
Goodwill impairment	17,285	—	—
Changes in operating assets and liabilities:
Change in reinsurance recoverable	(7,647)	(120)	(149)
Change in premiums and accounts receivable	40,469	2,981	(6,153)
Change in insurance policy reserves and expenses	(76,163)	(104,924)	(111,616)
Change in accounts payable and other liabilities	(27,729)	7,348	2,865
Change in income taxes	(66,613)	14,451	13,526
Other	(30,445)	(5,967)	(4,011)
Net cash used in operating activities	(396,712)	(26,586)	(42,703)
Investing activities
Sales of:
Fixed maturity securities available for sale	264,957	266,522	267,664
Equity securities available for sale	34,523	44,448	26,838
Other invested assets	16,757	85,780	28,780
Subsidiary, net of cash transferred (1)	880,507	—	—
Commercial mortgage loans on real estate (2)	51,176	—	—
Maturities, calls, prepayments, and scheduled redemption of:
Fixed maturity securities available for sale	66,312	109,789	156,961
Commercial mortgage loans on real estate	27,954	123,293	103,127
Purchases of:
Fixed maturity securities available for sale	(478,095)	(308,162)	(347,194)
Equity securities available for sale	(39,886)	(64,712)	(55,202)
Commercial mortgage loans on real estate	(8,398)	(43,665)	(40,550)
Other invested assets	(2,597)	(6,677)	(12,223)
Change in short-term investments	(145,036)	(44,634)	353
Change in collateral held under securities lending	—	42,941	(712)
Change in policy loans	1,196	1,632	798
Net cash provided by investing activities	669,370	206,555	128,640
Financing activities
Cash dividends paid	(379,333)	(83,000)	(97,000)
Capital contribution from affiliated entity (1)	54,271	—	—
Change in obligation under securities lending	—	(42,941)	712
Net cash used in financing activities	(325,062)	(125,941)	(96,288)
Cash included in held for sale assets	1,181	(1,181)	—
Change in cash and cash equivalents	(51,223)	52,847	(10,351)
Cash and cash equivalents at beginning of period	60,137	7,290	17,641
Cash and cash equivalents at end of period	$8,914	$60,137	$7,290
Supplemental information:

56	Union Security Insurance Company

Income taxes paid	$273,169	$26,570	$34,917
(1) Related to the sale of Assurant Employee Benefits segment mainly through reinsurance transactions.
(2) For further information see Note 3.
See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company	57

Notes to Consolidated Financial Statements
December 31, 2016, 2015 and 2014
(In thousands except number of shares, per share amounts, number of securities in an unrealized loss position and number of loans)

1. NATURE OF OPERATIONS AND ITEMS IMPACTING BASIS OF PRESENTATION
Overview: Union Security Insurance Company (the “Company”) is a provider of life and health insurance products, including group disability insurance, group dental insurance, group life insurance, group vision insurance, supplemental worksite insurance, small employer group health insurance and pre-funded funeral insurance (“preneed”). As previously announced, Assurant, Inc. (the "Parent") sold its Assurant Employee Benefits ("AEB") segment on March 1, 2016 mainly through a series of reinsurance transactions with United States branch of Sun Life Assurance Company of Canada ("Sun Life"), a subsidiary of Sun Life Financial Inc. The products affected by the sale are group life, group dental, group vision, group disability, and supplemental worksite insurance products. In addition we reinsured disability and life products through our former affiliate, Disability Reinsurance Management Services, Inc. ("DRMS") which was also sold to Sun Life. The sale of AEB had a material impact to the results of operations, cash flows and financial condition of the Company.
The Company is a wholly-owned subsidiary of the Parent. The Parent’s common stock is traded on the New York Stock Exchange under the symbol AIZ.
The Company distributes its products in the District of Columbia and in all U.S. states except New York.
Sale of Assurant Employee Benefits: On March 1, 2016, the Parent completed the sale of its Assurant Employee Benefits segment through a series of transactions with Sun Life, for net cash consideration of $926,174 and contingent consideration of $16,000 related to specified account renewals. The condition for the recognition of the $16,000 contingent consideration was met later in 2016, which was subsequently collected from Sun Life. The Company received their allocated portion of $15,200. The Company's allocated cash consideration was $884,357(and the remaining cash consideration was attributable to other Assurant affiliates). The transaction was primarily structured as a reinsurance arrangement, as well as the sale of certain legal entities that included ceding commission and other consideration. The reinsurance transaction does not extinguish the Company's primary liability on the policies it has issued or assumed, thus any gains associated with the prospective component of the reinsurance transaction are deferred and amortized over the contract period, including contractual renewal periods, in proportion to the amount of insurance coverage provided. The Company also has an obligation to continue to write and renew certain policies for a period of time until Sun Life commences policy writing and renewal.
The Company was required to allocate the proceeds considering the relative fair value of the reinsurance for existing claims (accounted for as retroactive reinsurance) and reinsurance for inforce policies with remaining terms and future business (primarily accounted for as prospective reinsurance). During 2016, the Company recorded an estimated gain of $604,135 (of which $491,365 was required to be deferred and amortized) based on proceeds compared to the relative net assets transferred and other expenses, with realized gains on invested assets transferred, as well as its share of the contingent consideration and final closing adjustments.
The total deferred gain amount will primarily be recognized as revenue over the contract period in proportion to the amount of insurance coverage provided, including estimated contractual renewals pursuant to rate guarantees. Over 90% of the deferred gain related to this transaction is expected to be earned by the end of 2018. The Company recognized $340,934 of amortization of the deferred gains for the twelve months ended December 31, 2016. The remaining deferred gain related to this transaction was $150,431 as of December 31, 2016. The ultimate amortization pattern will be dependent on a number of factors including the exact timing of when Sun Life commences directly writing and renewing policies and the sales and persistency on business the Company is obligated to write and renew in the interim.
The total pre-tax gain recognized by the Company during the year ended December 31, 2016 was $453,704.

58	Union Security Insurance Company

The following represents a summary of the pre-tax gain recognized in 2016 by transaction component, including other related transaction components, as well as the related classification within the Consolidated Financial Statements:

Total expected gains, after adjustment and contingent consideration	$604,135

Initial transaction components:
Gain on sale of entities	6,602
Novations (b)	59,096
Loss on retroactive reinsurance component, before realized gains (c)	(109,590)
Net loss prior to realized gains on transferred securities supporting retroactive reinsurance component(a)	(43,892)
Realized gains on transferred securities supporting retroactive reinsurance component (c)	141,462
Net gains on initial transaction	$97,570

Realized gains related to contingent consideration (d)	15,200

Deferred gains as of March 1, 2016, after transaction adjustments	491,365
Amortization of deferred gains for the year ended December 31, 2016 (d)	340,934
Deferred gains as of December 31, 2016 (e)	150,431
Total net gains realized for 2016 (f)	$453,704
(a) Amount classified within underwriting, general, and administrative expenses within the consolidated statements of operations.
(b) Novations of certain insurance policies directly to Sun Life allowed for immediate gain recognition.
(c) Reinsurance of existing claims liabilities requires retroactive accounting, necessitating losses to be recognized immediately. However, upon transfer of the associated assets supporting the liabilities, the Company recognized realized gains which more than offset the loss on the retroactive reinsurance component. The Company was required to classify the realized gains as part of net realized gains on investments, within the consolidated statements of operations.
as part of net realized gains on investments, within the consolidated statements of operations.
(d) Amount classified as amortization of deferred gains and gains on disposal of businesses within the consolidated statements of operations.
(e) Amount classified as a component of the deferred gains on disposal of businesses within the consolidated balance sheets.
(f) Total net gains realized for 2016 consists of the sum of the net gains on initial transaction of $97,570, realized gains related to contingent consideration of $15,200 and the amortization of deferred gains for the year ended December 31, 2016 of
$340,934.
The Company will review and evaluate the estimates affecting the deferred gain each period or when significant information affecting the estimates becomes known, and will adjust the prospective revenue to be recognized accordingly.
Dividends to Parent: The Company declared and paid dividends of $890,000 during the year ended December 31, 2016, primarily using the proceeds from the sale of AEB. The Company was required to first deduct the dividends from available retained earnings of ($376,018) with the remaining from additional paid in capital. The dividends were paid in the form of cash and investments of $379,333 and $510,667, respectively.
Impairment of Goodwill: Due to the Assurant Employee Benefits sale to Sun Life, the Company no longer expects to have sufficient income from continuing operations that will support the realization of its goodwill. As a result of this change, the Company impaired all of its goodwill of $17,285 during 2016.
Other transactional impacts: The Company also received a capital contribution of $54,271 from an affiliated entity related to the sale of AEB based on the difference in contractual and allocated consideration attributable to that entity.
Income from AEB presented in the financial statements: The pre-tax income for AEB (prior to the sale of Sun Life) was $14,025, $72,764 and $73,038 for the years ended December 31, 2016, 2015 and 2014, respectively.

Union Security Insurance Company	59

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Amounts are presented in United States of America (“U.S.”) dollars and all amounts are in thousands, except for number of shares, per share amounts, number of securities and number of loans.
Principles of Consolidation
The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All inter-company transactions and balances are eliminated in consolidation.
Use of Estimates
The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. The items on the Company’s balance sheets affected by the use of estimates include but are not limited to, investments, premiums and accounts receivable, reinsurance recoverables, deferred acquisition costs (“DAC”), deferred income taxes and associated valuation allowances, goodwill, valuation of business acquired (“VOBA”), future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates recorded.
Comprehensive Income (Loss)
Comprehensive income (loss) is comprised of net income, net unrealized gains and losses on securities classified as available for sale and net unrealized gains and losses on other-than-temporarily impaired securities, less deferred income taxes.
Reclassifications
Certain prior period amounts have been reclassified to conform to the 2016 presentation.
Fair Value
The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 4 for further information.
Investments
Fixed maturity and equity securities are classified as available for sale, as defined in the investments guidance, and reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities or the cost for equity securities, the excess is an unrealized gain; and, if lower than cost, the difference is an unrealized loss. Net unrealized gains and losses on securities classified as available for sale, less deferred income taxes, are included in accumulated other comprehensive income (“AOCI”).
Commercial mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for losses. The allowance is based on management’s analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan is considered individually impaired when it becomes probable the Company will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment include, but are not limited to, whether the loan is current, the value of the collateral and the financial position of the borrower. If a loan is individually impaired, the Company uses one of the following valuation methods based on the individual loan’s facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows, (2) the loan's observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses are recorded in net realized losses on investments, excluding other-than-temporary impairment (“OTTI”) losses.
The Company ceases accruing interest income on loans after 90 days of non-payments of principal and interest (unless the loans are both well secured and in the process of collection). A loan may be placed in such status before this time if information is available that suggests its impairment is probable.
Policy loans are reported at unpaid principal balances, which do not exceed the cash surrender value of the underlying policies.

60	Union Security Insurance Company

Short-term investments include money market funds and short maturity investments. These amounts are reported at cost or amortized cost, which approximates fair value.
Other investments consist primarily of investments in joint ventures and partnerships. The joint ventures and partnerships are valued according to the equity method of accounting. In applying the equity method the Company uses financial information provided by the investee, generally on a three month lag.
The Company monitors its investment portfolio to identify investments that may be other-than-temporarily impaired. See Note 3 for further information.
Realized gains and losses on sales of investments are recognized on the specific identification basis.
Investment income is recorded as earned and reported net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.
The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield.
Cash and Cash Equivalents
The Company considers cash on hand, all operating cash and working capital cash to be cash equivalents. These amounts are carried at cost, which approximates fair value.
Uncollectible Receivable Balance
The Company maintains allowances for doubtful accounts for probable losses resulting from the inability to collect payments.
Reinsurance
Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the consolidated balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company’s primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral (in the form of funds withheld, trusts, and letters of credit) as security under the reinsurance agreements. An allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management’s experience and current economic conditions.
Funds withheld under reinsurance represent amounts contractually held from assuming companies in accordance with reinsurance agreements which can be used to pay related insurance obligations.
Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in- force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.
Income Taxes
The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement. Entities with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.
Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.
The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.

Union Security Insurance Company	61

Other Assets
Other assets include prepaid items and value of business acquired in acquisitions. As of December 31, 2015, other assets also included held for sale assets related to the disposition of the AEB business and deferred acquisition costs and other intangible assets related to the AEB business.
Separate Accounts
Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations because the accounts are administered by reinsurers.
Reserves
Reserves are established in accordance with GAAP, using generally accepted actuarial methods and reflect judgments about expected future claim payments. Factors used in their calculation include experience derived from historical claim payments and actuarial assumptions. Calculations incorporate assumptions about the incidence of incurred claims, the extent to which all claims have been reported, and internal claims processing charges and other relevant factors. While the methods of making such estimates and establishing the related liabilities are periodically reviewed and updated, the estimation of reserves is not an exact process given that management is using historical information and methods to project future events and reserve outcomes.
The recorded reserves represent our best estimates at a point in time of the ultimate settlement and administration of a claim or group of claims based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, inflation, judicial trends, legislative changes and claims handling procedures.
Many of these items are not directly quantifiable. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the consolidated statement of operations in the period in which such estimates are updated. Because establishment of reserves is an inherently complex process involving significant judgment, there can be no certainty that future settlement amounts for claims incurred through the financial reporting date will not vary from reported claims reserves. Future loss development could require reserves to be increased or decreased, which could have a material effect on our earnings in the periods in which such increases or decreases are made. However, based on information currently available, we believe our reserve estimates are adequate.
Long Duration Contracts
The Company’s long duration contracts primarily consist of those policies disposed of via reinsurance (FFG, LTC and AEB contracts), preneed life insurance policies and annuity contracts, as well as include policies no longer offered consisting of traditional life, group life conversion and medical policies.
Future policy benefits and expense reserves for preneed investment-type annuities, and the variable life insurance and investment-type annuity contracts in FFG consist of policy account balances before applicable surrender charges and certain deferred policy initiation fees that are being recognized in income over the terms of the policies. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. An unearned revenue reserve is also recorded for those preneed investment-type annuities which represent the balance of the excess of gross premiums over net premiums that is still recognized in future years’ income in a constant relationship to estimated gross profits.
Future policy benefits and expense reserves for preneed life insurance contracts are reported at the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions are selected using best estimates for expected investment yield, inflation, mortality and withdrawal rates. These assumptions reflect current trends, are based on Company experience and include provision for possible unfavorable deviation. An unearned revenue reserve is also recorded for these contracts which represents the balance of the excess of gross premiums over net premiums that is still to be recognized in future years’ income in a constant relationship to insurance in force.
The policies disposed of via reinsurance and certain life, annuity and group life conversion policies no longer offered are equal to the present value of future benefits to policyholders plus related expenses less the present value of the future net premiums. These amounts are estimated based on assumptions as to the expected investment yield, inflation, mortality, morbidity and withdrawal rates as well as other assumptions that are based on the Company’s experience. These assumptions reflect anticipated trends and include provisions for possible unfavorable deviations.

62	Union Security Insurance Company

Risks related to the reserves recorded for policies under FFG, LTC and AEB have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the policyholders, changes in and deviations from economic mortality, morbidity, and expense assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.
Changes in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are revised.
Short Duration Contracts
The Company’s short duration contracts include AEB contracts disposed of via reinsurance (group term life, group disability, dental, vision), medical contracts no longer offered and credit disability contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims.
Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are revised.
Deferred Gain on Disposal of Businesses
On March 1, 2016, the Company sold its AEB business primarily through coinsurance contracts. On March 1, 2000, the Company sold its LTC business using a coinsurance contract. On April 2, 2001, the Company sold its FFG business using coinsurance and a modified coinsurance contract. Since the form of these sales did not discharge the Company’s primary liability to the insureds, the gain on these disposals was deferred and reported as a liability. The liability is decreased and recognized as revenue over the estimated life of the contracts’ terms. For the deferred gains related to the disposal of the AEB, FFG and LTC businesses, the Company periodically reviews and evaluates the estimates affecting the deferred gain on disposal of the business, and adjusts the revenue recognized accordingly.
Premiums
Long Duration Contracts
Prior to the disposal of the AEB business, the Company’s long duration contracts consisted of group worksite insurance policies. Revenues are recognized ratably as earned income over the premium-paying periods of the policies for the group worksite insurance products. After March 1, 2016, all revenue for the AEB business is ceded.
For life insurance policies previously sold by the preneed business (no longer offered), revenue is recognized when due from policyholders.
For investment-type annuity contracts previously sold by the preneed business (no longer offered), revenues consist of charges assessed against policy balances.
Premiums for LTC insurance and traditional life insurance contracts within FFG are recognized as revenue when due from the policyholder. For universal life insurance and investment-type annuity contracts within FFG, revenues consist of charges assessed against policy balances. For the FFG and LTC businesses previously sold, all revenue is ceded.
Short Duration Contracts
The Company’s short duration contracts revenue is recognized over the contract term in proportion to the amount of insurance protection provided. The Company’s short duration contracts primarily include the AEB contracts disposed of via reinsurance (group term life, group disability, dental, vision), individual medical products no longer offered and credit disability. After March 1, 2016, all revenue for the AEB business is ceded.
Total Other-Than-Temporary Impairment Losses
For debt securities with credit losses and non-credit losses or gains, total OTTI losses is the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount does not include any securities that had fair value increases. For equity securities and debt securities that the Company has the intent to sell or if it is more likely than not that it will be required to sell for equity securities that have an OTTI or for debt securities if there are only credit losses, total OTTI losses is the total amount by which the fair value of the security is below its amortized cost basis at the period end valuation date and the decline in fair value is deemed to be other-than-temporary.

Union Security Insurance Company	63

Fees and Other Income
Income earned on preneed life insurance policies with discretionary death benefit growth issued after 2008 is presented within fees and other income.
Prior to March 1, 2016, the Company also derived fees and other income from providing administrative services related to the AEB business. These fees were recognized monthly when services were performed.
Underwriting, General and Administrative Expenses
Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits and other general operating expenses.
Leases
The Company records expenses for operating leases on a straight-line basis over the lease term.
Contingencies
The Company evaluates each contingent matter separately. A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to litigation matters which are inherently difficult to evaluate and are subject to significant changes. The Company believes the contingent amounts recorded are reasonable.
Recent Accounting Pronouncements — Adopted
On January 1, 2016, the Company adopted the new consolidation guidance that affects reporting entities that are required to evaluate whether they should consolidate certain legal entities. All legal entities are subject to reevaluation under the revised consolidation model. The adoption of this new consolidation guidance did not have an impact on the Company’s financial position and results of operations.
Recent Accounting Pronouncements — Not Yet Adopted
In October 2016, the Financial Accounting Standards Board ("FASB") issued amended guidance on tax accounting for intra-entity transfers of assets. Current guidance prohibits the recognition of current and deferred income taxes for an intra-entity asset transfer until the asset has been sold to an outside party. The amendments require an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. Also, the amended guidance eliminates the exception for an intra-entity transfer of an asset other than inventory. The amended guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years, and should be applied on a modified retrospective basis. Therefore, the Company is required to adopt the guidance on January 1, 2018. Early adoption is permitted. The Company is evaluating the requirements of this guidance and the potential impact on the Company’s financial position and results of operations.
In August 2016, the FASB issued amended guidance on presentation and classification in the statement of cash flows. The amendments address certain specific cash flow issues: debt prepayment or debt extinguishment costs; settlement of zero-coupon or insignificant coupon debt instruments; contingent consideration payments made after a business combination; proceeds from the settlement of insurance claims; proceeds from the settlement of corporate-owned life insurance policies (including bank-owned life insurance policies); distributions received from equity method investees; beneficial interests in securitization transactions; and guidance related to the identification of the primary source for separately identifiable cash flows. The amended guidance is effective in fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Therefore, the Company is required to adopt the guidance on January 1, 2018. Early adoption is permitted, provided that all of the amendments are adopted in the same period. The adoption of this guidance will not have an impact on the Company’s financial position and results of operations.
In June 2016, the FASB issued amended guidance on reporting credit losses for assets held at amortized cost basis and available for sale debt securities. For assets held at amortized cost basis, the amended guidance eliminates the probable recognition threshold, and, instead requires an entity to reflect the current estimate of all expected credit losses. For available for sale debt securities, credit losses are measured in a manner similar to current GAAP, however the amended guidance requires that credit losses be presented as an allowance rather than as a permanent impairment. The amendments affect loans, debt securities, trade receivables, net investments in leases, off balance sheet credit exposures, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. The amended guidance is effective in fiscal years beginning after December 15, 2019, including interim periods within those fiscal years.

64	Union Security Insurance Company

Therefore, the Company is required to adopt the guidance on January 1, 2020. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. The Company is evaluating the requirements of this guidance and the potential impact on the Company’s financial position and results of operations.
In February 2016, the FASB issued new guidance on leases. The new guidance will replace the current lease guidance. The new guidance requires that entities recognize the assets and liabilities associated with leases on the balance sheet and to disclose key information about leasing arrangements. The new guidance is effective in fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Therefore, the Company is required to adopt the guidance on January 1, 2019. Early adoption is permitted. The Company is evaluating the requirements of this guidance and the potential impact on the Company’s financial position and results of operations.
In January 2016, the FASB issued amended guidance on the measurement and classification of financial instruments. This amended guidance requires that all equity investments be measured at fair value with changes in fair value recognized through net income (other than those accounted for under equity method of accounting or those that result in consolidation of the investee). The amendments also require an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the fair value option has been elected for financial liabilities. The amendments eliminate the requirement to disclose the methods and significant assumptions used to estimate the fair value for financial instruments measured at amortized cost, however public business entities will be required to use the exit price when measuring the fair value of financial instruments measured at amortized cost for disclosure purposes. In addition, the new guidance requires financial assets and financial liabilities to be presented separately in the notes to the financial statements, grouped by measurement category and form of financial asset. The amended guidance is effective in fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Therefore, the Company is required to adopt the guidance on January 1, 2018. For the provision related to presentation of financial liabilities, early adoption is permitted for financial statements that have not been previously issued. The Company is evaluating the requirements of this guidance and the potential impact on the Company’s financial position and results of operations.

3. INVESTMENTS
The following tables show the cost or amortized cost, gross unrealized gains and losses, fair value and other-than-temporary impairment ("OTTI") of the Company's fixed maturity and equity securities as of the dates indicated:

	December 31, 2016
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (a)
Fixed maturity securities:
United States Government and government agencies and authorities	$1,844	$143	$—	$1,987	$—
States, municipalities and political subdivisions	9,890	937	—	10,827	—
Foreign governments	9,286	2,015	—	11,301	—
Asset-backed	161	8	—	169	—
Commercial mortgage-backed	3,426	—	(181)	3,245	—
Residential mortgage-backed	33,731	3,190	(58)	36,863	2,009
U.S. corporate	667,024	127,719	(1,344)	793,399	11,181
Foreign corporate	146,104	24,903	(135)	170,872	—
Total fixed maturity securities	$871,466	$158,915	$(1,718)	$1,028,663	$13,190
Equity securities:
Common stocks	$92	$355	$—	$447	$—
Non-redeemable preferred stocks	85,610	7,744	(184)	93,170	—
Total equity securities	$85,702	$8,099	$(184)	$93,617	$—

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	December 31, 2015
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (a)
Fixed maturity securities:
United States Government and government agencies and authorities	$1,859	$194	$—	$2,053	$—
States, municipalities and political subdivisions	36,850	1,890	—	38,740	—
Foreign governments	14,567	2,644	—	17,211	—
Asset-backed	575	37	—	612	—
Commercial mortgage-backed	1,064	15	—	1,079	—
Residential mortgage-backed	64,917	6,133	(100)	70,950	2,346
U.S. corporate	1,613,522	230,567	(14,060)	1,830,029	11,972
Foreign corporate	439,323	53,119	(6,195)	486,247	—
Total fixed maturity securities	$2,172,677	$294,599	$(20,355)	$2,446,921	$14,318
Equity securities:
Common stocks	$92	$361	$—	$453	$—
Non-redeemable preferred stocks	144,315	13,783	(469)	157,629	—
Total equity securities	$144,407	$14,144	$(469)	$158,082	$—
(a)  Represents the amount of OTTI recognized in accumulated other comprehensive income ("AOCI"). Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
The Company's state, municipalities and political subdivisions holdings are highly diversified across the United States, with no individual state exposure (including both general obligation and revenue securities) exceeding 0.5% of the overall investment portfolio as of December 31, 2016 and 2015. At December 31, 2016 and 2015, the securities include general obligation and revenue bonds issued by states, cities, counties, school districts and similar issuers, including $5,296 and $16,607, respectively, of advance refunded or escrowed-to-maturity bonds (collectively referred to as "pre-refunded bonds"), which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest. As of December 31, 2016 and 2015, revenue bonds account for 51% and 31% of the holdings, respectively. Excluding pre-refunded revenue bonds, the activities supporting the income streams of the Company's revenue bonds are across a broad range of sectors, primarily water, airport and marina and specifically pledged tax revenues.
The Company has European investment exposure in its corporate fixed maturity and equity securities of $98,886 and $300,740 with net unrealized gains of $14,809 and $33,752 at December 31, 2016 and 2015, respectively. Approximately 34% and 27% of the corporate European exposure is held in the financial industry at December 31, 2016 and 2015 respectively. The Company's largest European country exposure (the United Kingdom) represented approximately 4% and 5% of the fair value of the Company's corporate securities as of December 31, 2016 and 2015, respectively. All the Company's European investments are denominated in U.S. dollars. The Company's international investments are managed as part of the overall portfolio with the same approach to risk management and focus on diversification.

The Company has exposure to the energy sector in its corporate fixed maturity securities of $107,687 with a net unrealized gain of $15,371 at December 31, 2016 and $253,847 with a net unrealized gain of $9,743 at December 31, 2015. Approximately 93% and 95% of the energy exposure is rated as investment grade as of December 31, 2016 and 2015, respectively.

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2016 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

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	Cost or Amortized Cost	Fair Value
Due in one year or less	$17,989	$18,351
Due after one year through five years	123,493	134,019
Due after five years through ten years	99,588	110,196
Due after ten years	593,078	725,820
Total	834,148	988,386
Asset-backed	161	169
Commercial mortgage-backed	3,426	3,245
Residential mortgage-backed	33,731	36,863
Total	$871,466	$1,028,663
Major categories of net investment income were as follows:

	Years Ended December 31,
	2016	2015	2014
Fixed maturity securities	$74,061	$129,980	$136,005
Equity securities	7,018	9,139	6,932
Commercial mortgage loans on real estate	10,232	30,417	33,403
Policy loans	455	529	778
Short-term investments	491	39	9
Other investments	7,166	5,266	10,617
Cash and cash equivalents	340	3	4
Total investment income	99,763	175,373	187,748
Investment expenses	(1,993)	(5,920)	(7,014)
Net investment income	$97,770	$169,453	$180,734
No material investments of the Company were non-income producing for the years ended December 31, 2016, 2015 and 2014.
The following table summarizes the proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses that have been included in earnings as a result of those sales.

	For the Years Ended December 31,
	2016	2015	2014
Proceeds from sales	$1,939,365	$312,031	$294,502
Gross realized gains (a)	168,905	9,733	16,833
Gross realized losses (b)	(19,928)	(4,284)	(1,083)
(a) The year ended December 31, 2016 gross realized gains includes $145,551 related to the sale of Assurant Employee Benefits as described in Note 1.
(b) The year ended December 31,2016 gross realized losses includes $15,945 related to the sale of Assurant Employee benefits as described in Note 1.
For securities sold at a loss during 2016, the average period of time these securities were trading continuously at a price below book value was 6 months.

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The following table sets forth the net realized gains (losses), including other-than-temporary impairments, recognized in the statement of operations as follows:

	Years Ended December 31,
	2016	2015	2014
Net realized gains (losses) related to sales and other:
Fixed maturity securities	$143,602	$3,164	$16,820
Equity securities	5,680	1,791	(328)
Commercial mortgage loans on real estate	13,647	390	32
Other investments	2,193	11,699	(159)
Total net realized gains related to sales and other (a)	165,122	17,044	16,365
Net realized losses related to other-than-temporary impairments:
Fixed maturity securities	(327)	(2,382)	(24)
Other investments	(1,852)	(4,641)	—
Total net realized losses related to other-than-temporary impairments	(2,179)	(7,023)	(24)
Total net realized gains	$162,943	$10,021	$16,341
(a) The year ended December 31, 2016 net gains includes $141,462 related to the sale of Assurant Employee Benefits as described in Note 1.
Other-Than-Temporary Impairments

The Company follows the OTTI guidance, which requires entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell, and it is more likely than not that it will not be required to sell before recovery of its cost basis. Under the OTTI guidance, the amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other, non-credit factors (e.g., interest rates, market conditions, etc.) is recorded as a component of other comprehensive income. In instances where no credit loss exists but the Company intends to sell the security or it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in market value below amortized cost is recognized as an OTTI in earnings. In periods after the recognition of an OTTI on debt securities, the Company accounts for such securities as if they had been purchased on the measurement date of the OTTI at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. For debt securities for which OTTI was recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted or amortized into net investment income.
For the twelve months ended December 31, 2016 and 2015, the Company recorded $1,973 and $7,724, respectively, of OTTI, of which $2,179 and $7,023 was related to both credit losses and securities the Company intends to sell and recorded as net OTTI losses recognized in earnings, with the remaining amounts of $(206) and $701, respectively, related to all other factors and was recorded as an unrealized (gain) loss component of AOCI.

The following table sets forth the amount of credit loss impairments recognized within the results of operations on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in AOCI, and

68	Union Security Insurance Company

the corresponding changes in such amounts.

	Years Ended December 31,
	2016	2015	2014
Balance, beginning of year	$13,639	$13,467	$14,164
Additions for credit loss impairments recognized in the current period on securities previously impaired	326	—	24
Additions for credit loss impairments recognized in the current period on securities not previously impaired	—	763	—
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(538)	(224)	(461)
Reductions for credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(2,354)	(367)	(260)
Balance, end of year	$11,073	$13,639	$13,467

The Company regularly monitors its investment portfolio to ensure investments that may be other-than-temporarily impaired are timely identified, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value.
The Company considers different factors to determine the amount of projected future cash flows and discounting methods for corporate debt and residential and commercial mortgage-backed or asset-backed securities. For corporate debt securities, the split between the credit and non-credit losses is driven principally by assumptions regarding the amount and timing of projected future cash flows. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the security at the date of acquisition. For residential and commercial mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment at the balance sheet date. The discounted cash flows become the new amortized cost basis of the fixed maturity security.
In periods subsequent to the recognition of an OTTI, the Company generally accretes the discount (or amortizes the reduced premium) into net investment income, up to the non-discounted amount of projected future cash flows, resulting from the reduction in cost basis, based upon the amount and timing of the expected future cash flows over the estimated period of cash flows.

The investment category and duration of the Company's gross unrealized losses on fixed maturity securities and equity securities at December 31, 2016 and 2015 were as follows:

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	December 31, 2016
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Commercial mortgage-backed	$3,245	$(181)	$—	$—	$3,245	$(181)
Residential mortgage-backed	1,900	(58)	—	—	1,900	(58)
U.S. corporate	55,335	(1,104)	1,260	(240)	56,595	(1,344)
Foreign corporate	3,135	(69)	1,970	(66)	5,105	(135)
Total fixed maturity securities	$63,615	$(1,412)	$3,230	$(306)	$66,845	$(1,718)
Equity securities:
Non-redeemable preferred stocks	$13,404	$(184)	$—	$—	$13,404	$(184)

	December 31, 2015
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Residential mortgage-backed	$5,820	$(91)	$522	$(9)	$6,342	$(100)
U.S. corporate	215,774	(12,481)	9,803	(1,579)	225,577	(14,060)
Foreign corporate	67,198	(5,844)	1,035	(351)	68,233	(6,195)
Total fixed maturity securities	$288,792	$(18,416)	$11,360	$(1,939)	$300,152	$(20,355)
Equity securities:
Non-redeemable preferred stocks	$16,307	$(330)	$4,573	$(139)	$20,880	$(469)
Total gross unrealized losses represent approximately 2% and 6% of the aggregate fair value of the related securities at December 31, 2016 and 2015, respectively. Approximately 84% and 90% of these gross unrealized losses have been in a continuous loss position for less than twelve months at December 31, 2016 and 2015, respectively. The total gross unrealized losses are comprised of 69 and 228 individual securities at December 31, 2016 and 2015, respectively. In accordance with its policy described above, the Company concluded that for these securities, other-than-temporary impairments of the gross unrealized losses were not warranted at December 31, 2016 and 2015. These conclusions were based on a detailed analysis of the underlying credit and expected cash flows of each security. As of December 31, 2016, the gross unrealized losses that have been in a continuous loss position for twelve months or more were concentrated in the Company’s U.S. and foreign corporate fixed maturity securities. As of December 31, 2016, the Company did not intend to sell the fixed maturity securities and it was not more likely than not that the Company would be required to sell the securities before the anticipated recovery of their amortized cost basis. The non-redeemable preferred stocks are perpetual preferred securities that have characteristics of both debt and equity securities. To evaluate these securities, the Company applies an impairment model similar to that used for the Company’s fixed maturity securities. As of December 31, 2016, the Company did not intend to sell these securities and it was not more likely than not that the Company would be required to sell them and no underlying cash flow issues were noted. The gross unrealized losses are primarily attributable to widening credit spreads associated with an underlying shift in overall credit risk premium.

The cost or amortized cost and fair value of available-for-sale fixed maturity securities in an unrealized loss position at December 31, 2016, by contractual maturity, is shown below:

70	Union Security Insurance Company

	Cost or Amortized Cost	Fair Value
Due in one year through five years	6,944	6,914
Due after five years through ten years	17,682	17,443
Due after ten years	38,553	37,343
Total	63,179	61,700
Commercial mortgage-backed	3,426	3,245
Residential mortgage-backed	1,958	1,900
Total	$68,563	$66,845
The Company has entered into commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the United States. At December 31, 2016, approximately 36% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of California, New York and Utah. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $37 to $6,576 at December 31, 2016 and from $122 to $11,966 at December 31, 2015.
Credit quality indicators for commercial mortgage loans are loan-to-value and debt-service coverage ratios. Loan-to-value and debt-service coverage ratios are measures commonly used to assess the credit quality of commercial mortgage loans. The loan-to-value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. The debt-service coverage ratio compares a property's net operating income to its debt-service payments and is commonly expressed as a ratio. The loan-to-value and debt-service coverage ratios are generally updated annually in the third quarter.
The following summarizes our loan-to-value and average debt-service coverage ratios as of the dates indicated:

	December 31, 2016
Loan-to-Value	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
70% and less	$92,357	92.2%	1.80
81 - 95%	2,975	3.0%	1.11
Greater than 95%	4,816	4.8%	3.86
Gross commercial mortgage loans on real estate	100,148	100.0%	1.88
Less valuation allowance	(1,697)
Net commercial mortgage loans on real estate	$98,451

	December 31, 2015
Loan-to-Value	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
70% and less	$399,321	94.7%	1.98
71 - 80%	11,590	2.8%	1.25
81 - 95%	5,916	1.4%	0.92
Greater than 95%	4,816	1.1%	3.52
Gross commercial mortgage loans on real estate	421,643	100.0%	1.96
Less valuation allowance	(1,074)
Net commercial mortgage loans on real estate	$420,569

All commercial mortgage loans that are individually impaired have an established mortgage loan valuation allowance for losses. An additional valuation allowance is established for incurred, but not specifically identified impairments. Changing economic

Union Security Insurance Company	71

conditions affect the Company’s valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that the Company performs for monitored loans and may contribute to the establishment of (or an increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, the Company continues to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have deteriorating credits or have experienced a reduction in debt-service coverage ratio.
The commercial mortgage loan valuation allowance for losses was $1,697 and $1,074 at December 31, 2016 and 2015, respectively. In 2016 and 2015, the loan valuation allowance was increased (decreased) $623 and $(390), respectively, based upon the valuation allowance analysis.
The Company has short term investments and fixed maturity securities of $6,079 and $11,248 at December 31, 2016 and 2015, respectively, on deposit with various governmental authorities as required by law.
The Company utilizes derivative instruments in managing the pre-arranged funeral business exposure to inflation risk. The derivative instruments, Consumer Price Index Caps (the "CPI CAPs"), limits the inflation risk on certain policies. The CPI CAPs do not qualify under GAAP as effective hedges; therefore, they are marked-to-market on an ongoing basis and the gain or loss is recognized in the statement of operations in fees and other income. As of December 31, 2016 and 2015, the CPI CAPs included in other assets on the consolidated balance sheet amounted to $322 and $398, respectively. The loss recorded in the results of operations totaled $76, $294, and $1,324 for the years ended December 31, 2016, 2015 and 2014, respectively.
Commercial Mortgage Loan Securitization
In 2016, the Company transferred $48,761 of certain commercial mortgage loans on real estate into a trust. Upon transfer, the loans were securitized as a source of funding for the Company and as a means of transferring the economic risk of the loans to third parties. The securitized assets are legally isolated from the creditors of the Company and can only be used to settle obligations of the trust. The securitization of the assets was accounted for as a sale. The Company does not have the power to direct the activities of the trust, nor does it provide guarantees or recourse to the trust other than standard representations and warranties. The Company retained an interest in the trust in the form of subordinate securities issued by the trust. The trust is a variable interest entity ("VIE") that the Company does not consolidate.
The cash proceeds, including accrued investment income, from the securitization were $51,379, with a corresponding realized gain of $2,415. At closing, the Company purchased $3,400 of securities at fair value from the trust. As of December 31, 2016, the maximum loss exposure the Company has to the trust is $3,245. The Company calculates its maximum loss exposure based on the unlikely event that all the assets in the trust become worthless and the effect it would have on the Company’s consolidated balance sheets based upon its retained interest in the trust. The securities purchased from the trust are included within fixed maturity securities available for sale at fair value on the consolidated balance sheet and are part of the Company’s ongoing other-than-temporary impairment review. See Note 4 Fair Value Disclosures for further description of the Company’s fair value inputs and valuation techniques.
Variable Interest Entities
A VIE is a legal entity which does not have sufficient equity at risk to allow the entity to finance its activities without additional financial support or in which the equity investors, as a group, do not have the characteristic of a controlling financial interest. The Company's investments in VIEs include real estate joint ventures. These investments are generally accounted for under the equity method and included in the consolidated balance sheets in other investments. The Company's maximum exposure to loss with respect to these investments is limited to the investment carrying amounts reported in the Company's consolidated balance sheet. As of December 31, 2016, the Company’s maximum exposure to loss is $29,674 in recorded carrying value. See Commercial Mortgage Loan Securitization section above for the disclosures relating to the commercial mortgage loan securitization trust.
4. FAIR VALUE DISCLOSURES
Fair Values, Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures
The fair value measurements and disclosures guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with this guidance, the Company has categorized its recurring basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.

72	Union Security Insurance Company

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and takes into account factors specific to the asset or liability.
The levels of the fair value hierarchy are described below:
•  Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access.
•  Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly, for substantially the full term of the asset. Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset. The observable inputs are used in valuation models to calculate the fair value for the asset.
•  Level 3 inputs are unobservable but are significant to the fair value measurement for the asset, and include situations where there is little, if any, market activity for the asset. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset.
The Company reviews fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

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The following tables present the Company’s fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2016 and 2015. The amounts presented below for Other investments, Cash equivalents, Other assets and Assets and Liabilities held in separate accounts differ from the amounts presented in the consolidated balance sheets because only certain investments, or certain assets and liabilities within these line items are measured at estimated fair value. Other investments are comprised of investments in a modified coinsurance arrangement. The fair value amount and the majority of the associated levels presented for Other investments and Assets and Liabilities held in separate accounts are received directly from third parties.

	December 31, 2016
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
United States Government and government agencies and authorities	$1,987	$—		$1,987		$—
State, municipalities and political subdivisions	10,827	—		10,827		—
Foreign governments	11,301	—		11,301		—
Asset-backed	169	—		169		—
Commercial mortgage-backed	3,245	—		—		3,245
Residential mortgage-backed	36,862	—		36,862		—
U.S. corporate	793,399	—		789,765		3,634
Foreign corporate	170,873	—		160,921		9,952
Equity securities:
Common stocks	447	447		—		—
Non-redeemable preferred stocks	93,170	—		92,076		1,094
Short-term investments	2,714	2,714	(b)	—		—
Other investments	27,598	—		27,598	(c)	—
Cash equivalents	6,514	6,514	(b)	—		—
Other assets	322	—		—		322	(d)
Assets held in separate accounts	1,499,698	1,438,615	(a)	61,083	(c)	—
Total financial assets	$2,659,126	$1,448,290		$1,192,589		$18,247
Financial Liabilities
Liabilities related to separate accounts	$1,499,698	$1,438,615	(a)	$61,083	(c)	$—

74	Union Security Insurance Company

	December 31, 2015
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
United States Government and government agencies and authorities	$2,053	$—		$2,053		$—
State, municipalities and political subdivisions	38,740	—		38,740		—
Foreign governments	17,211	—		17,211		—
Asset-backed	612	—		612		—
Commercial mortgage-backed	1,079	—		977		102
Residential mortgage-backed	70,950	—		70,950		—
U.S.corporate	1,830,029	—		1,819,302		10,727
Foreign corporate	486,247	—		470,350		15,897
Equity securities:
Common stocks	453	453		—		—
Non-redeemable preferred stocks	157,629	—		156,504		1,125
Short-term investments	90,497	90,497	(b)	—		—
Cash equivalents	54,887	54,887	(b)	—		—
Other assets	398	—		—		398	(d)
Assets held in separate accounts	1,595,505	1,535,267	(a)	60,238	(c)	—
Total financial assets	$4,346,290	$1,681,104		$2,636,937		$28,249
Financial Liabilities
Liabilities related to separate accounts	$1,595,505	$1,535,267	(a)	$60,238	(c)	$—
(a)  Mainly includes mutual funds.
(b)  Mainly includes money market funds.
(c)  Mainly includes fixed maturity securities.
(d)  Mainly includes the Consumer Price Index Cap Derivatives.
There were no transfers between Level 1 and Level 2 financial assets during 2016 or 2015. However, there were transfers between Level 2 and Level 3 financial assets in 2016 and 2015, which are reflected in the “Transfers in” and “Transfers out” columns below. Transfers between Level 2 and Level 3 most commonly occur from changes in the availability of observable market information and re-evaluation of the observability of pricing inputs. Any remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources.

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The following tables summarize the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2016 and 2015:

	Year Ended December 31, 2016
	Balance, beginning of period	Total gains (losses) (realized/ unrealized) included in earnings (1)	Net unrealized losses included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed maturity securities:
States, municipalities and political subdivisions	$—	$—	$—	$1,350	$(1,350)	$—	$—	—
Commercial mortgage-backed	102	26	(183)	3,400	(100)	—	—	3,245
U.S. corporate	10,727	525	(600)	780	(6,327)	150	(1,621)	3,634
Foreign corporate	15,897	1,037	(828)	—	(6,154)	—	—	9,952
Equity securities:
Non-redeemable preferred stocks	1,125	—	(31)	—	—	—	—	1,094
Other assets	398	(76)	—	—	—	—	—	322
Total level 3 assets	$28,249	$1,512	$(1,642)	$5,530	$(13,931)	$150	$(1,621)	$18,247

	Year Ended December 31, 2015
	Balance, beginning of period	Total losses (realized/ unrealized) included in earnings (1)	Net unrealized (losses) gains included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed maturity securities:
Commercial mortgage-backed	$202	$—	$(6)	$—	$(94)	$—	$—	$102
U.S. corporate	22,025	(17)	(243)	—	(891)	—	(10,147)	10,727
Foreign corporate	—	(2)	(786)	—	(427)	17,112	—	15,897
Equity securities:
Non-redeemable preferred stocks	1,000	—	125	—	—	—	—	1,125
Other assets	692	(294)	—	—	—	—	—	398
Total level 3 assets	$23,919	$(313)	$(910)	$—	$(1,412)	$17,112	$(10,147)	$28,249
(1)  Included as part of net realized gains on investments in the consolidated statement of operations.
(2)  Included as part of change in unrealized gains on securities in the consolidated statement of comprehensive income.
(3) Transfers are primarily attributable to changes in the availability of observable market information and re-evaluation of the

76	Union Security Insurance Company

observability of pricing inputs.
Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, the Company uses valuation techniques consistent with the market approach including matrix pricing and comparables. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but, rather, by relying on the securities’ relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.
Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques and the multi-period excess earnings method.
Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
While not all three approaches are applicable to all financial assets or liabilities, where appropriate, the Company may use one or more valuation techniques. For all the classes of financial assets and liabilities included in the above hierarchy, excluding the CPI Caps and certain privately placed corporate bonds, the Company generally uses the market valuation technique. For certain privately placed corporate bonds and the CPI Caps, the Company generally uses the income valuation technique. For the years ended December 31, 2016 and 2015, the application of the valuation technique applied to the Company’s classes of financial assets and liabilities has been consistent.
Level 1 Securities
The Company’s investments and liabilities classified as Level 1 as of December 31, 2016 and 2015, consisted of mutual funds, money market funds and common stocks that are publicly listed and/or actively traded in an established market.
Level 2 Securities
The Company values Level 2 securities using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for the Company’s Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The Company uses the following observable market inputs (“standard inputs”), listed in the approximate order of priority, in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research data. Further details for Level 2 investment types follow:
United States Government and government agencies and authorities: U.S. government and government agencies and authorities securities are priced by the Company’s pricing service utilizing standard inputs. Included in this category are U.S. Treasury securities which are priced using vendor trading platform data in addition to the standard inputs.
State, municipalities and political subdivisions: State, municipalities and political subdivisions securities are priced by the Company’s pricing service using material event notices and new issue data inputs in addition to the standard inputs.
Foreign governments: Foreign government securities are priced by the Company’s pricing service utilizing standard inputs. The pricing service also evaluates each security based on relevant market information including relevant credit information, perceived market movements and sector news.
Commercial mortgage-backed, residential mortgage-backed and asset-backed: Commercial mortgage-backed, residential mortgage-backed and asset-backed securities are priced by the Company’s pricing service using monthly payment information and collateral performance information in addition to the standard inputs. Additionally, commercial mortgage-

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backed securities and asset-backed securities utilize new issue data while residential mortgage-backed securities utilize vendor trading platform data.
Corporate: Corporate securities are priced by the Company’s pricing service using standard inputs. Non-investment grade securities within this category are priced by the Company’s pricing service using observations of equity and credit default swap curves related to the issuer in addition to the standard inputs. Certain privately placed corporate bonds are priced by a non-pricing service source using a model with observable inputs including, but not limited to, the credit rating, credit spreads, sector add-ons, and issuer specific add-ons.
Non-redeemable preferred stocks: Non-redeemable preferred stocks are priced by the Company’s pricing service using observations of equity and credit default swap curves related to the issuer in addition to the standard inputs.
Other investments and assets/liabilities held in separate accounts: To price the fixed maturity securities in these categories, the pricing service utilizes the standard inputs.
Valuation models used by the pricing service can change period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security. When market observable inputs are unavailable to the pricing service, the remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources. If the Company cannot corroborate the non-binding broker quotes with Level 2 inputs, these securities are categorized as Level 3 securities.
Level 3 Securities
The Company’s investments classified as Level 3 as of December 31, 2016 and 2015, consisted of fixed maturity and equity securities and derivatives. All of the Level 3 fixed maturity and equity securities are priced internally using independent and non-binding broker quotes which cannot be corroborated with Level 2 inputs. The inputs factoring into the broker quotes include trades in the actual bond being priced, trades of comparable bonds, quality of the issuer, optionality, structure and liquidity. Significant changes in interest rates, issuer credit, liquidity, and overall market conditions would result in a significantly lower or higher broker quote. The prices received are reviewed for reasonableness by management and if necessary, management works with the broker to further understand how they developed their price. Further details on Level 3 derivative investment types follow:
Other assets: A non-pricing service source prices the CPI Cap derivatives using a model with inputs including, but not limited to, the time to expiration, the notional amount, the strike price, the forward rate, implied volatility and the discount rate.
Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:
•  There are few recent transactions,
•  Little information is released publicly,
•  The available prices vary significantly over time or among market participants,
•  The prices are stale (i.e., not current), and
•  The magnitude of the bid-ask spread.
Illiquidity did not have a material impact in the fair value determination of the Company's financial assets.
The Company generally obtains one price for each financial asset. The Company performs a monthly analysis to assess if the evaluated prices represent a reasonable estimate of their fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize the Company’s financial assets in the fair value hierarchy.
Disclosures for Non-Financial Assets Measured at Fair Value on a Non-Recurring Basis
The Company also measures the fair value of certain assets on a non-recurring basis, generally on an annual basis, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include commercial mortgage loans, goodwill and finite-lived intangible assets.

78	Union Security Insurance Company

For its 2016 fourth quarter annual goodwill impairment tests, a qualitative assessment was performed. Due to the Assurant Employee Benefits sale to Sun Life, the Company no longer expects sufficient income from continuing operations that will support the realization of its goodwill. As a result of this change, the Company impaired its goodwill during 2016.
For its 2015 fourth quarter annual goodwill impairment tests, a qualitative assessment was performed. Based on this assessment, it was determined that it was not necessary to perform a Step 1 quantitative goodwill impairment test for the Company and that it is more-likely-than-not that the fair value continues to exceed its net book value at year-end 2015.
The Company utilizes both the income and market valuation approaches to measure its fair value when required. Under the income approach, the Company determined the fair value considering distributable earnings, which were estimated from operating plans. The resulting cash flows were then discounted using a market participant weighted average cost of capital. After discounting the future discrete earnings to their present value, the Company estimated the terminal value attributable to the years beyond the discrete operating plan period. The discounted terminal value was then added to the aggregate discounted distributable earnings from the discrete operating plan period to estimate the fair value. Under the market approach, the Company derived the fair value based on various financial multiples, including but not limited to: price to tangible book value of equity, price to estimated 2016 earnings and price to estimated 2017 earnings, which were estimated based on publicly available data related to comparable guideline companies. In addition, financial multiples were also estimated from publicly available purchase price data for acquisitions of companies operating in the insurance industry. The estimated fair value was more heavily weighted towards the income approach because in the current economic environment the earnings capacity of a business is generally considered the most important factor in the valuation of a business enterprise. This fair value determination was categorized as Level 3 (unobservable) in the fair value hierarchy.
There was no remaining goodwill or other intangible assets measured at fair value on a non-recurring basis on which an impairment charge was recorded as of December 31, 2015 and 2014.
Fair Value of Financial Instruments Disclosures
The financial instruments guidance requires disclosure of fair value information about financial instruments, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets. However, this guidance excludes certain financial instruments, including those related to insurance contracts and those accounted for under the equity method (such as partnerships).
For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the consolidated balance sheets equals or approximates fair value. Please refer to the Fair Value Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures section above for more information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:
•  Cash and cash equivalents
•  Fixed maturity securities
•  Equity securities
•  Short-term investments
•  Other assets
•  Assets held in separate accounts
•  Liabilities related to separate accounts
In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets, the Company used the following methods and assumptions:
Commercial mortgage loans: the fair values of mortgage loans are estimated using discounted cash flow models. The model inputs include mortgage amortization schedules and loan provisions, an internally developed credit spread based on the credit risk associated with the borrower and the U.S. Treasury spot curve. Mortgage loans with similar characteristics are aggregated for purposes of the calculations.
Policy loans: the carrying value of policy loans reported in the balance sheets approximates fair value.
Other investments: Other investments include Certified Capital Company and low income housing tax credits which are recorded at cost or amortized cost. The carrying value reported for these investments approximates fair value. Due to the nature of these investments, there is a lack of liquidity in the primary market which results in the holdings being classified as Level 3.
Policy reserves under investment products: the fair values for the Company’s policy reserves under investment products are determined using discounted cash flow analysis. Key inputs to the valuation include projections of policy cash flows, reserve

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run-off, market yields and risk margins.
The following tables disclose the carrying value, fair value amount and hierarchy level of the financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets:

	December 31, 2016
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets:
Commercial mortgage loans on real estate	$98,451	$103,037	$—	$—	$103,037
Policy loans	7,376	7,376	7,376	—	—
Other investments	155	155	—	—	155
Total financial assets	$105,982	$110,568	$7,376	$—	$103,192
Financial liabilities:
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$218,113	$245,953	$—	$—	$245,953

	December 31, 2015
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets:
Commercial mortgage loans on real estate	$420,569	$443,678	$—	$—	$443,678
Policy loans	10,031	10,031	10,031	—	—
Other investments	365	365	—	—	365
Total financial assets	$430,965	$454,074	$10,031	$—	$444,043
Financial liabilities:
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$220,053	$240,124	$—	$—	$240,124
(1)  Only the fair value of the Company's policy reserves for investment-type contracts (those without significant mortality or morbidity risk) are reflected in the table above.
5. INCOME TAXES
The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company’s income comes from domestic sources. Information about the Company’s current and deferred tax expense follows:

	Year Ended December 31,
	2016	2015	2014
Current expense	$271,455	$29,778	$31,688
Deferred (benefit) expense	(65,212)	11,235	3,311
Total income tax expense	$206,243	$41,013	$34,999

80	Union Security Insurance Company

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

	December 31,
	2016	2015	2014
Federal income tax rate:	35.0%	35.0%	35.0%
Reconciling items:
Dividends-received deduction	(0.3)%	(1.7)%	(2.6)%
Nondeductible health insurer fee	0.5%	2.3%	1.9%
Change in liability for prior years' taxes	—%	0.5%	(0.3)%
Goodwill	1.2%	—%	—%
Capital contribution from affiliated entity impacting taxable income	3.7%	—%	—%
Other	(0.1)%	(0.5)%	(0.4)%
Effective income tax rate	40.0%	35.6%	33.6%
The Company's unrecognized tax benefits as of and for each of the years ended December 31, 2016, 2015 and 2014 were less than $1 million. The Company does not anticipate any significant increase in the unrecognized tax benefit within the next 12 months.
The Company files income tax returns in the U.S. and various state jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for years through 2014. Substantially all state and local income tax matters have been concluded for the years through 2009.
The tax effects of temporary differences that result in significant deferred tax assets and liabilities are as follows:

	December 31,
	2016	2015
Deferred tax assets:
Deferred gain on disposal of businesses	$70,148	$20,477
Investments, net	17,180	39,673
Deferred acquisition costs (1)	22,809	11,021
Policyholder and separate account reserves	13,267	—
Other	4,696	4,654
Total deferred tax asset	128,100	75,825
Deferred tax liabilities:
Net unrealized appreciation on securities	(57,870)	(100,851)
Policyholder and separate account reserves	—	(7,168)
Other	(705)	(6,486)
Total deferred tax liability	(58,575)	(114,505)
Net deferred income tax asset (liability)	$69,525	$(38,680)
(1) For life policies, tax law requires that a percentage of premiums related to life insurance contracts be capitalized as tax DAC and amortized over a period of years. Therefore, the tax DAC balance is not affected by the significant decrease in the GAAP DAC balance as of December 31, 2016.
The calculation of the valuation allowance is made at the consolidated return group level. No cumulative valuation allowance has been recorded because it is management's assessment that it is more likely than not that deferred tax assets of $128,100 will be realized.
The Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company has considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company’s tax planning strategies or in the scheduling of the reversal of the Company’s deferred tax liabilities, the valuation allowance may need to be adjusted in

Union Security Insurance Company	81

the future.
At December 31, 2016, the Company had no net operating loss, capital loss, or tax credit carryforwards for U.S. federal income tax purposes.
6. PREMIUMS AND ACCOUNTS RECEIVABLE
Receivables are reported net of an allowance for uncollectible items. A summary of such receivables is as follows:

	As of December 31,
	2016	2015
Insurance premiums receivable	$1,246	$60,286
Other receivables	6,079	6,805
Allowance for uncollectible amounts	(5,325)	(4,310)
Total	$2,000	$62,781
7. STOCKHOLDER'S EQUITY
The Board of Directors of the Company has authorized 1,000,000 shares of common stock with a par value of $5.00 per share. All shares are issued and outstanding as of December 31, 2016 and 2015. All the outstanding shares at December 31, 2016 are owned by the Parent (see Note 1). The Company paid dividends of $890,000, $83,000 and $97,000 during the years ended December 31, 2016, 2015 and 2014, respectively. The dividends paid in 2016 consisted of both cash and investments. The Company received a capital contribution from an affiliated entity of $54,271 related to the sale of Assurant Employee Benefits during the year ended December 31, 2016.
As described in Note 8, the Company, under state regulatory requirements, is not able to pay any dividends in 2017 without permission from Kansas regulators.
8. STATUTORY INFORMATION
The Company prepares an Annual Statement on the basis of statutory accounting principles (“SAP”) prescribed or permitted by the Kansas Insurance Department. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.
The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP; 2) the value of business acquired is not capitalized under SAP but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 7) certain assets are not admitted for purposes of determining surplus under SAP; 8) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; 9) the criteria for obtaining reinsurance accounting treatment, as well as presentation of insurance, is different under SAP than under GAAP; and 10) deferred gains on the sale of reinsurance are recognized as surplus under SAP and as a liability under GAAP.
The Company's statutory net income and capital and surplus are as follows:

	Years Ended and at December 31,
	2016	2015	2014
Statutory net income	$481,703	$71,464	$67,287
Statutory capital and surplus	$158,528	$428,366	$415,720
Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid dividends of $890,000 consisting of cash and investments, all of which was extraordinary during the year ended December 31, 2016. The large dividend was a result of the AEB sale. The Company declared and paid cash dividends of $83,000, all of which was extraordinary during the year ended December 31, 2015. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the greater of 10%

82	Union Security Insurance Company

of the insurer's surplus as regards to policyholders on December 31 of the next preceding year, or the net gain from operations. Dividends may only be paid out of earned surplus. The Company, under state regulatory requirements, is not able to pay any dividends in 2017 without permission from Kansas regulators. No assurance can be given that there will not be further regulatory actions restricting the ability of the Company to pay dividends.
State regulators require insurance companies to meet minimum capitalization standards designed to ensure that they can fulfill obligations to policyholders. Minimum capital requirements are expressed as a ratio of a company’s total adjusted capital (“TAC”) to its risk-based capital (“RBC”) (the “RBC Ratio”). TAC is equal to statutory surplus adjusted to exclude certain statutory liabilities. RBC is calculated by applying specified factors to various asset, premium, expense, liability, and reserve items.
Generally, if a company's RBC Ratio is below 100% (the "Authorized Control Level"), the insurance commissioner of the company's state of domicile is authorized to take control of the company, to protect the interests of policyholders. If the RBC Ratio is greater than 100%, but less than 200% (the "Company Action Level"), the company must submit a RBC plan to the commissioner of the state of domicile. Corrective actions may also be required if the RBC Ratio is greater than the Company Action Level but the company fails certain trend tests.
As of December 31, 2016, the TAC of the Company exceeded the Company Action Level and no trend tests that would require regulatory action were violated. As of December 31, 2016, the TAC of the Company subject to RBC requirements was $171,391 and the corresponding Authorized Control Level was $24,097.
9. REINSURANCE
In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance as of December 31:

	2016	2015
Ceded future policyholder benefits and expenses	$2,150,020	$1,826,798
Ceded unearned premium	27,647	24,587
Ceded claims and benefits payable	1,373,742	360,176
Ceded paid losses	13,623	14,363
Total	$3,565,032	$2,225,924
A key credit quality indicator for reinsurance recoverables is the A.M. Best financial strength ratings of the reinsurer. The A.M. Best ratings are an independent opinion of a reinsurer's ability to meet ongoing obligations to policyholders. The A.M. Best ratings for new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a periodic basis, at least annually. The following table provides the reinsurance recoverable as of December 31, 2016 grouped by A.M. Best rating:

A. M. Best ratings of reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$1,535,290	$27,410	$1,357,202	$13,465	$2,933,367
A or A–	614,376	237	16,540	267	631,420
Not rated	354	—	—	3	357
Total	2,150,020	27,647	1,373,742	13,735	3,565,144
Less Allowance:	—	—	—	(112)	(112)
Net reinsurance recoverable	$2,150,020	$27,647	$1,373,742	$13,623	$3,565,032
A.M. Best ratings for Sun Life, Hartford Life and Annuity Insurance Company ("The Hartford") and John Hancock Life Insurance Company ("John Hancock"), a subsidiary of Manulife Financial Corporation, the reinsurers with the largest reinsurance recoverable balances, are A+, A– and A+, respectively as of December 31, 2016. A.M. Best currently maintains a stable outlook on the financial strength ratings of Sun Life, John Hancock and The Hartford. The total amount of recoverable for these three reinsurers is $3,491,548 as of December 31, 2016. Most of the assets backing reserves relating to reinsurance recoverables from these counterparties are held in trust.
An allowance for doubtful accounts related to reinsurance recoverables is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions.

Union Security Insurance Company	83

There were no additions or write-downs charged against the allowance during 2016.
The effect of reinsurance on premiums earned and benefits incurred was as follows:

	Years Ended December 31,
	2016			2015			2014
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total
Direct earned premiums	$213,720	$807,972	$1,021,692	$209,379	$843,065	$1,052,444	$202,992	$839,786	$1,042,778
Premiums assumed	4,585	54,263	58,848	8,365	151,709	160,074	8,400	149,549	157,949
Premiums ceded	(200,622)	(699,606)	(900,228)	(151,031)	(13,946)	(164,977)	(151,491)	(13,769)	(165,260)
Net earned premiums	$17,683	$162,629	$180,312	$66,713	$980,828	$1,047,541	$59,901	$975,566	$1,035,467
Direct policyholder benefits	$695,763	$546,886	$1,242,649	$414,480	$550,006	$964,486	$661,461	$542,796	$1,204,257
Policyholder benefits assumed	15,510	25,626	41,136	18,311	147,193	165,504	21,922	145,597	167,519
Policyholder benefits ceded	(672,214)	(458,871)	(1,131,085)	(373,603)	(6,803)	(380,406)	(616,370)	(9,305)	(625,675)
Net policyholder benefits	$39,059	$113,641	$152,700	$59,188	$690,396	$749,584	$67,013	$679,088	$746,101
The Company had $466,079 and $733,732, respectively, of invested assets held in trusts or by custodians as of December 31, 2016 and 2015, respectively, for the benefit of others related to certain reinsurance arrangements.
The Company utilizes ceded reinsurance primarily for loss protection and capital management and business dispositions.
Business Divestitures
The Company has used reinsurance to exit certain businesses, such as the disposals of AEB, FFG, and LTC.
In 2016, the Parent entered into a reinsurance agreement with Sun Life for the sale of AEB. In 2001, the Parent entered into a reinsurance agreement with The Hartford for the sale of the FFG division. In 2000, the Company divested its LTC operations to John Hancock. Assets supporting liabilities ceded relating to these businesses are mainly held in trusts and the separate accounts relating to FFG are still reflected in the Company's balance sheet. If the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to us. The reinsurance recoverable from Sun Life was $1,025,038 as of December 31, 2016. The reinsurance recoverable from The Hartford was $558,292 and $562,334 as of December 31, 2016 and 2015, respectively. The reinsurance recoverable from John Hancock was $1,908,217 and $1,554,780 as of December 31, 2016 and 2015, respectively.
The reinsurance agreement associated with the FFG sale also stipulates that The Hartford contribute funds to increase the value of the separate account assets relating to Modified Guaranteed Annuity business sold if such value declines below the value of the associated liabilities. If The Hartford fails to fulfill these obligations, the Company will be obligated to make these payments.
In addition, the Company would be responsible for administering this business in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.
As of December 31, 2016, we were not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of Sun Life, The Hartford or John Hancock that reinsure the AEB, FFG and LTC businesses, and the Company has not been obligated to fulfill any of such reinsurers' obligations.
Sun Life, John Hancock and The Hartford have paid their obligations when due and there have been no disputes.
10. RESERVES
Short Duration Contracts
The Company's short duration contracts are mainly comprised of disposed and runoff business. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

84	Union Security Insurance Company

Disposed and Runoff Short Duration Insurance Lines
Disposed business includes certain medical policies no longer offered and AEB policies disposed of via reinsurance. Reserves for previously disposed business are included in the Company’s reserves in accordance with the insurance guidelines. The Company maintains an offsetting reinsurance recoverable related to the AEB reserves. See Note 9 for further information.
Long Duration Contracts
The Company's long duration contracts are primarily comprised of preneed life insurance and annuity policies, life insurance policies (no longer offered), and Sun Life, FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.
Disposed and Runoff Long Duration Insurance Lines
The Company’s universal life and annuity products are no longer offered and are in runoff. Reserves have been established based on the following assumptions. Interest rates credited on annuities were at guaranteed rates, ranging from 3.5% to 4.0%, except for a limited number of policies with guaranteed crediting rates of 4.5%. All annuity policies are past the surrender charge period. Crediting interest rates on universal life fund are at guaranteed rates of 4.0% to 4.1%. Universal life funds are subject to surrender charges that vary by product, age, sex, year of issue, risk class, face amount and grade to zero over a period not longer than 20 years.
Reserves for previously disposed Sun Life, FFG and LTC businesses are included in the Company’s reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See Note 9 for further information.
Preneed Business — no longer offered
Interest and discount rates for preneed life insurance vary by year of issuance and product, and ranged from 4.7% to 7.3% in 2016 and 2015 before provisions for adverse deviation, which ranged from 0.2% to 0.5% in both 2016 and 2015.
Interest and discount rates for traditional life insurance vary by year of issuance and products and were 7.5% grading to 5.3% over 20 years in 2016 and 2015 with the exception of a block of pre-1980 business which had a level 8.8% discount rate in 2016 and 2015.
Mortality assumptions are based upon pricing assumptions and modified to allow for provisions for adverse deviation. Surrender rates vary by product and are based upon pricing assumptions.
Future policy benefit increases on preneed life insurance policies ranged from 1.0% to 7.0% in 2016 and 2015. Some policies have future policy benefit increases that are guaranteed or tied to equal some measure of inflation. The inflation assumption for most of these inflation-linked benefits was 3.0% in both 2016 and 2015 with the exception of most policies issued in 2005 through 2007 where the assumption was 2.3%.
The reserves for preneed annuities are based on assumed interest rates credited on deferred annuities, which vary by year of issue, and ranged from 1.0% to 5.5% in 2016 and 2015. Withdrawal charges, if any, can range from 7.0% to 0.0% and grade to zero over a period of seven years.
Reserve Roll Forward
The following table provides a roll forward of the Company's beginning and ending claims and benefits payable balances. Claims and benefits payable is the liability for unpaid loss and loss adjustment expenses and is comprised of case and IBNR reserves.
Since unpaid loss and loss adjustment expenses are estimates, the Company's actual losses incurred may be more or less than the Company's previously developed estimates, which is referred to as either unfavorable or favorable development.

Union Security Insurance Company	85

	Years Ended December 31,
	2016	2015	2014
Claims and benefits payable, at beginning of year	$1,719,916	$1,717,938	$1,679,730
Less: Reinsurance ceded and other	(384,297)	(344,742)	(272,687)
Net claims and benefits payable, at beginning of year	1,335,619	1,373,196	1,407,043
Incurred losses and loss adjustment expenses related to:
Current year	181,588	721,099	728,099
Prior year's interest	9,382	56,661	58,472
Prior year (s)	(40,350)	(35,026)	(50,065)
Total incurred losses and loss adjustment expenses	150,620	742,734	736,506
Paid losses and loss adjustment expenses related to:
Current year	177,218	444,567	436,752
Prior year (s)	1,297,926	335,744	333,601
Total paid losses and loss adjustment expenses	1,475,144	780,311	770,353
Net claims and benefits payable, at end of year	11,095	1,335,619	1,373,196
Plus: Reinsurance ceded and other	1,401,777	384,297	344,742
Claims and benefits payable, at end of year	$1,412,872	$1,719,916	$1,717,938
The Company experienced net favorable development in all three years. The discontinued Assurant Health and AEB businesses had a substantial contribution to the overall favorable development. Combined, the favorable development for Assurant Health and AEB was $39,946, $35,046 and $50,075 in 2016, 2015 and 2014, respectively. For Assurant Health the favorable development in all years was attributed to lower medical provider utilization and lower medical inflation than assumed in the Company’s prior-year pricing and reserving processes. For AEB, the favorable development in all years was attributed to lower mortality rates and higher claim recovery rates than assumed in the Company’s prior year reserving processes.
11. GOODWILL
Information about goodwill is as follows:

	Goodwill for the Years Ended December 31,
	2016	2015	2014
Balance as of January 1:
Goodwill	$156,817	$156,817	$156,817
Accumulated impairment loss	(139,532)	(139,532)	(139,532)
	17,285	17,285	17,285
Impairment (Refer to Note 1)	(17,285)	—	—
Goodwill	156,817	156,817	156,817
Accumulated impairment losses	(156,817)	(139,532)	(139,532)
Balance as of December 31:	$—	$17,285	$17,285

86	Union Security Insurance Company

12. ACCUMULATED OTHER COMPREHENSIVE INCOME
Certain amounts included in the consolidated statements of comprehensive income are net of reclassification adjustments. The following tables summarize those reclassification adjustments (net of taxes):

	Year Ended December 31, 2016
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2015	$174,229	$9,306	$183,535
Other comprehensive income (loss) before reclassifications	17,095	(292)	16,803
Amounts reclassified from accumulated other comprehensive income	(96,177)	(440)	(96,617)
Net current-period other comprehensive loss	(79,082)	(732)	(79,814)
Balance at December 31, 2016	$95,147	$8,574	$103,721

	Year Ended December 31, 2015
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2014	$273,522	$10,296	$283,818
Other comprehensive loss before reclassifications	(95,911)	(1,526)	(97,437)
Amounts reclassified from accumulated other comprehensive income	(3,382)	536	(2,846)
Net current-period other comprehensive loss	(99,293)	(990)	(100,283)
Balance at December 31, 2015	$174,229	$9,306	$183,535

	Year Ended December 31, 2014
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2013	$171,346	$8,755	$180,101
Other comprehensive income before reclassifications	111,189	1,525	112,714
Amounts reclassified from accumulated other comprehensive income	(9,013)	16	(8,997)
Net current-period other comprehensive income	102,176	1,541	103,717
Balance at December 31, 2014	$273,522	$10,296	$283,818

Union Security Insurance Company	87

The following tables summarize the reclassifications out of accumulated other comprehensive income:

Details about accumulated other comprehensive income components	Amount reclassified from accumulated other comprehensive income			Affected line item in the statement where net income is presented
	Years Ended December 31,
	2016	2015	2014
Unrealized gains on securities	$(147,965)	$(5,203)	$(13,866)	Net realized gains on investments, excluding other-than-temporary impairment losses
	51,788	1,821	4,853	Provision for income taxes
	$(96,177)	$(3,382)	$(9,013)	Net of tax
OTTI	$(677)	$824	$24	Portion of net (gain) loss recognized in other comprehensive income, before taxes
	237	(288)	(8)	Provision for income taxes
	$(440)	$536	$16	Net of tax
Total reclassifications for the period	$(96,617)	$(2,846)	$(8,997)	Net of tax
13. RELATED PARTY TRANSACTIONS
The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, information technology, auditing, investment, actuarial and other administrative functions. The tax payments were $272,767, $26,562 and $21,473 for the years ended December 31, 2016, 2015 and 2014, respectively. The increase in 2016 tax payments relates to the gains resulting from the AEB sale. The net amounts paid for non-tax related services and obligations to the Parent and its affiliates for the years ended December 31, 2016, 2015 and 2014, were $23,096, $55,479 and $56,874, respectively.
Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.
14. COMMITMENTS AND CONTINGENCIES
The Company leases office space and equipment under operating lease arrangements. Certain facility leases contain escalation clauses based on increases in the lessors' operating expenses. At December 31, 2016, the aggregate future minimum lease payments under these operating lease agreements that have initial or non-cancelable terms in excess of one year are:

2017	$3,528
2018	3,528
2019	3,528
2020	3,528
2021	3,528
Thereafter	52,920
Total minimum future lease payments (a)	$70,560
(a)  Minimum future lease payments exclude $22,944 of sublease rental income.
Rent expense was $4,051, $5,973 and $6,182 for 2016, 2015 and 2014, respectively.
The sale of the Assurant Employee Benefits segment to Sun Life did not impact the lease the Company has with Assurant for their principal office in Kansas City, Missouri, however, the Company will receive sublease income from Sun Life for their use of the building. Sublease income was $4,054 in 2016.
The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company's current and past business operations.

88	Union Security Insurance Company

Although the Company cannot predict the outcome of any action, it is possible that the outcome of such matters could have a material adverse effect on the Company's consolidated results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matters are likely to have a material adverse effect, individually or in the aggregate, on the Company's financial condition.

Union Security Insurance Company	89

Union Security Insurance Company
at December 31, 2016
Schedule I — Summary of Investments
Other-Than-Investments in Related Parties

	Cost or Amortized Cost	Fair Value	Amount at which shown in balance sheet
	(in thousands)
Fixed maturity securities:
United States Government and government agencies and authorities	$1,844	$1,987	$1,987
States, municipalities and political subdivisions	9,890	10,827	10,827
Foreign governments	9,286	11,301	11,301
Asset-backed	161	169	169
Commercial mortgage-backed	3,426	3,245	3,245
Residential mortgage-backed	33,731	36,863	36,863
U.S. corporate	667,024	793,399	793,399
Foreign corporate	146,104	170,872	170,872
Total fixed maturity securities	871,466	1,028,663	1,028,663
Equity securities:
Common stocks	92	447	447
Non-redeemable preferred stocks	85,610	93,170	93,170
Total equity securities	85,702	93,617	93,617
Commercial mortgage loans on real estate, at amortized cost	98,451	103,037	98,451
Policy loans	7,376	7,376	7,376
Short-term investments	2,714	2,714	2,714
Other investments	58,125	58,125	58,125
Total investments	$1,123,834	$1,293,532	$1,288,946

90	Union Security Insurance Company

Union Security Insurance Company
for the years ended December 31, 2016, 2015 & 2014
Schedule III — Supplementary Insurance Information

	Deferred acquisition costs	Future policy benefits and expenses	Unearned premiums	Claims and benefits payable	Premium revenues	Net investment income	Benefits claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other* operating expenses
	(in thousands)
2016	$128	$3,068,051	$28,062	$1,412,872	$180,312	$97,770	$152,700	$5,826	$137,927
2015	$33,476	$2,875,419	$34,076	$1,719,916	$1,047,541	$169,453	$749,584	$32,896	$353,323
2014	$26,435	$2,906,706	$34,355	$1,717,938	$1,035,467	$180,734	$746,101	$31,212	$357,839
*  Includes amortization of value of business acquired and underwriting, general and administration expenses and goodwill impairment.

Union Security Insurance Company	91

Union Security Insurance Company
for the year ended December 31, 2016
Schedule IV — Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
Life insurance in- force	$68,173,925	$68,066,345	$1,232,560	$1,340,140	92.0%
Premiums:
Life insurance	$269,549	$234,835	$5,907	$40,621	14.5%
Accident and health insurance	752,143	665,393	52,941	139,691	37.9%
Total earned premiums	$1,021,692	$900,228	$58,848	$180,312	32.6%
Benefits:
Life insurance	$379,529	$341,034	$16,292	$54,787	29.7%
Accident and health insurance	863,120	790,051	24,844	97,913	25.4%
Total policyholder benefits	$1,242,649	$1,131,085	$41,136	$152,700	26.9%

92	Union Security Insurance Company

Union Security Insurance Company
for the year ended December 31, 2015
Schedule IV — Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
Life insurance in- force	$72,829,480	$9,245,116	$1,120,101	$64,704,465	1.7%
Premiums:
Life insurance	$275,075	$71,763	$5,606	$208,918	2.7%
Accident and health insurance	777,369	93,214	154,468	838,623	18.4%
Total earned premiums	$1,052,444	$164,977	$160,074	$1,047,541	15.3%
Benefits:
Life insurance	$355,074	$206,962	$17,301	$165,413	10.5%
Accident and health insurance	609,412	173,444	148,203	584,171	25.4%
Total policyholder benefits	$964,486	$380,406	$165,504	$749,584	22.1%

Union Security Insurance Company	93

Union Security Insurance Company
for the year ended December 31, 2014
Schedule IV — Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
Life insurance in- force	$74,650,477	$10,021,852	$1,010,223	$65,638,848	1.5%
Premiums:
Life insurance	$279,488	$77,978	$4,831	$206,341	2.3%
Accident and health insurance	763,290	87,282	153,118	829,126	18.5%
Total earned premiums	$1,042,778	$165,260	$157,949	$1,035,467	15.3%
Benefits:
Life insurance	$374,582	$229,548	$19,317	$164,351	11.8%
Accident and health insurance	829,675	396,127	148,202	581,750	25.5%
Total policyholder benefits	$1,204,257	$625,675	$167,519	$746,101	22.5%

94	Union Security Insurance Company

Union Security Insurance Company
as of December 31, 2016, 2015 and 2014
Schedule V — Valuation and Qualifying Accounts

		Additions
	Balance at Beginning of Year	Charged to Costs and Expenses	Charged to Other Accounts	Deductions	Balance at End of Year
2016:
Valuation allowance for mortgage loans on real estate	$1,074	$623	$—	$—	$1,697
Valuation allowance for uncollectible agents balances	4,310	(5)	—	—	4,305
Valuation allowance for uncollectible accounts	—	1,020	—	—	1,020
Valuation allowance for reinsurance recoverables	—	112	—	—	112
Total	$5,384	$1,750	$—	$—	$7,134
2015:
Valuation allowance for mortgage loans on real estate	$1,464	$(390)	$—	$—	$1,074
Valuation allowance for uncollectible agents balances	4,400	(91)	—	(1)	4,310
Valuation allowance for uncollectible accounts	32	(32)	—	—	—
Total	$5,896	$(513)	$—	$(1)	$5,384
2014:
Valuation allowance for mortgage loans on real estate	$2,047	$(583)	$—	$—	$1,464
Valuation allowance for uncollectible agents balances	4,462	(64)	—	(2)	4,400
Valuation allowance for uncollectible accounts	22	10	—	—	32
Total	$6,531	$(637)	$—	$(2)	$5,896

Union Security Insurance Company	95

(F) SELECTED FINANCIAL DATA
Union Security Insurance Company Five-Year Summary of Selected Financial Data

	As of and for the Years Ended December 31,
	2016	2015	2014	2013	2012
	(in thousands)
Consolidated Statements of Operations Data:
Revenues
Net earned premiums	$180,312	$1,047,541	$1,035,467	$1,001,631	$1,007,986
Net investment income	97,770	169,453	180,734	182,960	198,728
Net realized gains on investments (1)	162,943	10,021	16,341	11,624	9,973
Amortization of deferred gains and gains on disposal of businesses	364,509	9,092	(5,147)	11,216	12,506
Fees and other income	6,670	14,810	11,934	8,877	8,416
Total revenues	812,204	1,250,917	1,239,329	1,216,308	1,237,609
Benefits, losses and expenses
Policyholder benefits	152,700	749,584	746,101	745,247	731,862
Amortization of deferred acquisition costs and value of business acquired	7,053	34,219	32,638	29,988	28,758
Underwriting, general and administrative expenses	119,415	352,000	356,413	348,232	346,292
Goodwill impairment	17,285	—	—	—	—
Total benefits, losses and expenses	296,453	1,135,803	1,135,152	1,123,467	1,106,912
Income before provision for income taxes	515,751	115,114	104,177	92,841	130,697
Provision for income taxes	206,243	41,013	34,999	30,077	41,292
Net income	$309,508	$74,101	$69,178	$62,764	$89,405
Selected Consolidated Balance Sheet Data:
Cash and cash equivalents and investments	$1,297,860	$3,228,567	$3,549,986	$3,508,694	$3,876,467
Total assets	$6,393,716	$7,262,875	$7,575,490	$7,255,817	$7,376,590
Policy liabilities (2)	$4,508,985	$4,629,411	$4,658,999	$4,454,141	$4,529,759
Total stockholder's equity	$164,640	$770,675	$879,857	$803,962	$982,687
(1)  Included in net realized gains are other-than-temporary impairments of $2,179, $7,023, $24, $1,865 and $53 for 2016, 2015, 2014, 2013 and 2012, respectively.
(2)  Policy liabilities include future policy benefits and expenses, unearned premiums and claims and benefits payable.
(G) SUPPLEMENTAL FINANCIAL DATA. Not applicable.
(H) MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Some of the statements under “Business,” “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in this registration statement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these statements by the use of words such as “will,” “may,” “anticipates,” “expects,” “estimates,” “projects,” “intends,” “plans,” “believes,” “targets,” “forecasts,” “potential,” “approximately,” or the negative version of those words and other words and terms with a similar meaning. Any forward-looking statements contained in this registration statement are based upon our historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Our actual results might differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update or review any forward-looking statement, whether as a result of new information, future events or other developments. For a discussion of the risk factors could cause our actual results to differ materially from those currently estimated by management, please refer the section entitled “Risk Factors” in this registration statement. These risk factors

96	Union Security Insurance Company

should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this registration statement.
The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and accompanying notes which appear elsewhere in this registration statement. It contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this registration statement, particularly under the heading “Risk Factors”.
The following discussion covers the twelve months ended December 31, 2016 (“Twelve Months 2016”), twelve months ended December 31, 2015 (“Twelve Months 2015”), and twelve months ended December 31, 2014 (“Twelve Months 2014”). Please see the discussion that follows for a more detailed analysis of the fluctuations.
Critical Factors Affecting Results
Our results depend on the appropriateness of our product pricing, underwriting and the accuracy of our methodology for the establishment of reserves for future policyholder benefits and claims, returns on and values of invested assets and our ability to manage our expenses. Factors affecting these items, including conditions in financial markets and the global economy, may have a material adverse effect on our results of operations or financial condition. For more information on these factors, see the section entitled "Risk Factors."
Due to the sale of Assurant Employee Benefits (AEB) to Sun Life, the nature and extent of the Company's operations have changed significantly, and now consists primarily of business that is 100% ceded through reinsurance and coinsurance (disposed and run-off businesses), as well as preneed business. Refer to Note 1 to the Financial Statements for more information related to the sale of AEB. Management believes the Company will have sufficient liquidity to satisfy its needs over the next twelve months.
For Twelve Months 2016, net cash used in operating activities including the reclassification of assets held for sale on cash and cash equivalents, totaled $341,260; net cash provided by investing activities totaled $669,370 and net cash used in financing activities totaled $379,333. We had $8,914 in cash and cash equivalents as of December 31, 2016. Please see "— Liquidity and Capital Resources," for further details.
Revenues
We generate revenues primarily from the sale of our insurance policies and service contracts and from investment income earned on our investments. Sales of insurance policies are recognized in revenue as earned premiums while sales of administrative services are recognized as fee income.
Our premium and fee income is supplemented by income earned from our investment portfolio. We recognize revenue from interest payments, dividends and sales of investments. Currently, our investment portfolio is primarily invested in fixed maturity securities. Both investment income and realized capital gains on these investments can be significantly affected by changes in interest rates.
Interest rate volatility can increase or reduce unrealized gains or losses in our investment portfolios. Interest rates are highly sensitive to many factors, including governmental monetary policies, domestic and international economic and political conditions and other factors beyond our control. Fluctuations in interest rates affect our returns on, and the market value of, fixed maturity and short-term investments.
The fair market value of the fixed maturity securities in our investment portfolio and the investment income from these securities fluctuate depending on general economic and market conditions. The fair market value generally increases or decreases in an inverse relationship with fluctuations in interest rates, while net investment income realized by us from future investments in fixed maturity securities will generally increase or decrease with interest rates. We also have investments that carry pre-payment risk, such as mortgage-backed securities. Interest rate fluctuations may cause actual net investment income and/or cash flows from such investments to differ from estimates made at the time of investment. In periods of declining interest rates, mortgage prepayments generally increase and mortgage-backed securities, commercial mortgage obligations and bonds are more likely to be prepaid or redeemed as borrowers seek to borrow at lower interest rates. Therefore, in these circumstances we may be required to reinvest those funds in lower interest-earning investments.
As a result of the AEB sale, going forward the Company's main revenues will be investment income and renewal premiums on our Preneed business.

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Expenses
Our expenses are primarily policyholder benefits, underwriting, general, and administrative expenses and goodwill impairment.
Policyholder benefits are affected by our claims management programs, reinsurance coverage, contractual terms and conditions, regulatory requirements, economic conditions, and numerous other factors. Benefits paid or reserves required for future benefits could substantially exceed our expectations, causing a material adverse effect on our business, results of operations and financial condition.
Underwriting, general, and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, amortization of deferred costs, general operating expenses and income taxes.
Critical Accounting Estimates
Certain items in our consolidated financial statements are based on estimates and judgment. Differences between actual results and these estimates could in some cases have material impacts on our consolidated financial statements.
The following critical accounting policy requires significant estimates. The actual amounts realized in this area could ultimately be materially different from the amounts currently provided for in our consolidated financial statements.
Reserves
Reserves are established in accordance with GAAP using generally accepted actuarial methods and reflect judgments about expected future claim payments. Calculations incorporate assumptions about inflation rates, the incidence of incurred claims, the extent to which all claims have been reported, future claims processing, lags and expenses and future investment earnings, and numerous other factors. While the methods of making such estimates and establishing the related liabilities are periodically reviewed and updated, the calculation of reserves is not an exact process.
Reserves do not represent precise calculations of expected future claims, but instead represent our best estimates at a point in time of the ultimate costs of settlement and administration of a claim or group of claims, based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation.
Many of the factors affecting reserve adequacy are not directly quantifiable, and not all future events can be anticipated when reserves are established. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the consolidated statement of operations in the period in which such estimates are determined.
Because establishment of reserves is an inherently complex process involving significant judgment and estimates, there can be no certainty that ultimate losses will not exceed existing claim reserves. Future loss development could require reserves to be increased, which could have a material adverse effect on our earnings in the periods in which such increases are made.
The following table provides reserve information for our major product lines for the years ended December 31, 2016 and 2015:

	December 31, 2016				December 31, 2015
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Global Preneed	$1,025,171	$534	$6,159	$4,009	$1,089,017	$414	$6,539	$4,278
Disposed and runoff businesses	2,042,880	19,196	397,544	58,367	1,786,402	24,847	316,980	47,214
Short Duration Contracts:
Disposed and runoff businesses	—	8,317	878,416	66,911	—	8,801	1,196,985	146,078
Credit disability	—	15	—	1,466	—	14	—	1,842
Total	$3,068,051	$28,062	$1,282,119	$130,753	$2,875,419	$34,076	$1,520,504	$199,412
For a description of our reserving methodology, see Note 10 to the consolidated financial statements included elsewhere in this registration statement.
Long Duration Contracts
Reserves for future policy benefits represent the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions reflect best estimates for expected investment yield, inflation,

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mortality, morbidity, expenses and withdrawal rates. These assumptions are based on our experience to the extent it is credible, modified where appropriate to reflect current trends, industry experience and provisions for possible unfavorable deviation. We also record an unearned revenue reserve which represents premiums received which have not yet been recognized in our consolidated statements of operations.
Historically, premium deficiency testing on continuing lines of business has not resulted in material adjustments to deferred acquisition costs or reserves. Such adjustments could occur, however, if economic or mortality conditions significantly deteriorated.
Risks related to the reserves recorded for certain discontinued individual life, annuity and long-term care insurance policies have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the policyholders, changes in and deviations from economic and mortality assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.
Short Duration Contracts
Claims and benefits payable reserves for short duration contracts include (1) case reserves for known claims which are unpaid as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to us as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Periodically, we review emerging experience and make adjustments to our reserves and assumptions where necessary. Below are further discussions on the reserving process for our major short duration products.
Risks related to claims and benefits payable for products involved in the sale of AEB have been 100% ceded via reinsurance. While the company has not been released from the contractual obligation to the policyholders, changes in and deviation from economic assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.
Investments
We regularly monitor our investment portfolio to ensure investments that may be other-than-temporarily impaired are identified in a timely fashion, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities.
Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date, with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between its amortized cost and its net present value.
Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, or unforeseen events which affect one or more companies, industry sectors or countries could result in additional impairments in future periods for other-than-temporary declines in value. See also Note 3 to the Consolidated Financial Statements included elsewhere in this report.
Reinsurance
Reinsurance recoverables include amounts we are owed by reinsurers. Reinsurance costs are expensed over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in our consolidated balance sheets. An estimated allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions. The ceding of insurance does not discharge our primary liability to our insureds.
The following table sets forth our reinsurance recoverables as of the dates indicated:

Union Security Insurance Company	99

	December 31, 2016	December 31, 2015
Reinsurance recoverables	$3,565,032	$2,225,924
We have used reinsurance to exit certain businesses, including AEB business and blocks of individual life, annuity, and long-term care business. The reinsurance recoverables relating to these dispositions amounted to $3,491,548 and $2,117,114 at December 31, 2016 and 2015, respectively.
In the ordinary course of business, we are involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance for the years ended December 31:

	2016	2015
Ceded future policyholder benefits and expenses	$2,150,020	$1,826,798
Ceded unearned premium	27,647	24,587
Ceded claims and benefits payable	1,373,742	360,176
Ceded paid losses	13,623	14,363
Total	$3,565,032	$2,225,924
We utilize reinsurance for loss protection and capital management and business dispositions. See also "Quantitative and Qualitative Disclosures About Market Risk — Credit Risk" below.
Contingencies
We account for contingencies by evaluating each contingent matter separately. A loss is accrued if reasonably estimable and probable. We establish reserves for these contingencies at the best estimate, or, if no one estimated amount within the range of possible losses is more probable than any other, we report an estimated reserve at the low end of the estimated range. Contingencies affecting the Company include litigation matters which are inherently difficult to evaluate and are subject to significant changes.
Deferred Taxes
Deferred income taxes are recorded for temporary differences between the financial reporting and income tax bases of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets if, based on the weight of all available evidence, it is more likely than not that some portion of the asset will not be realized. The valuation allowance is sufficient to reduce the asset to the amount that is more likely than not to be realized. The Company has deferred tax assets resulting from temporary differences that may reduce taxable income in future periods. The detailed components of our deferred tax assets, liabilities and valuation allowance are included in Note 5 to our consolidated financial statements.
The calculation of the valuation allowance is made at the consolidated return group level. As of December 31, 2016 and 2015, the Company had no cumulative valuation allowance against deferred tax assets, as it is management’s assessment that it is more likely than not that all deferred tax assets will be realized.
In determining whether the deferred tax asset is realizable, the Company weighed all available evidence, both positive and negative. We considered all sources of taxable income available to realize the asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences, carry forwards and tax-planning strategies.
The Company believes it is more likely than not that the remainder of its deferred tax assets will be realized in the foreseeable future. Accordingly, a valuation allowance has not been established.
In determining the appropriate valuation allowance, management makes judgments about recoverability of deferred tax assets, use of tax loss and tax credit carryforwards, levels of expected future taxable income and available tax planning strategies. The assumptions used in making these judgments are updated periodically by management based on current business conditions that affect the Company and overall economic conditions. These management judgments are therefore subject to change based on factors that include, but are not limited to, changes in expected capital gain income in the foreseeable future and the ability of the Company to successfully execute its tax planning strategies.
Recent Accounting Pronouncements
Refer to Note 2 of the Notes to the Consolidated Financial Statements.
Results of Operations

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The table below presents information regarding our consolidated results of operations:

	For the Years Ended December 31,
	2016	2015	2014
Revenues:
Net earned premiums	$180,312	$1,047,541	$1,035,467
Net investment income	97,770	169,453	180,734
Net realized gains on investments	162,943	10,021	16,341
Amortization of deferred gains on disposal of businesses	364,509	9,092	(5,147)
Fees and other income	6,670	14,810	11,934
Total revenues	812,204	1,250,917	1,239,329
Benefits, losses and expenses:
Policyholder benefits	152,700	749,584	746,101
Selling, underwriting and general expenses (1)	143,753	386,219	389,051
Total benefits, losses and expenses	296,453	1,135,803	1,135,152
Income before provision for income taxes	515,751	115,114	104,177
Provision for income taxes	206,243	41,013	34,999
Net income	$309,508	$74,101	$69,178
Ratios:
Loss ratio (2)	84.7%	71.6%	72.1%
Expense ratio (3)	76.9%	36.4%	37.1%
(1)  Includes amortization of DAC and VOBA, goodwill impairment and underwriting, general and administrative expenses.
(2)  The loss ratio is equal to policyholder benefits divided by net earned premiums.
(3)  The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and fees and other income.
Year Ended December 31, 2016 Compared to the Year Ended December 31, 2015
Net Income
Net income increased $235,407 to $309,508 for Twelve Months 2016 from $74,101 for Twelve Months 2015. The increase was primarily attributable to the increase in amortization of deferred gains and gains on disposal of business of $231,021 (after tax) and an increase in net realized gains on investments of $99,399 (after tax). This was partially off-set by a decrease of $46,594 (after tax) in net investment income. These changes are primarily due to the sale of Assurant Employee Benefits (AEB) to Sun Life.
Total Revenues
Total revenues decreased $438,713 to $812,204 for Twelve Months 2016 from $1,250,917 for Twelve Months 2015. The decrease was primarily attributable to a decrease of $867,229 in net earned premiums and a decrease of $71,683 in net investment income. These items are partially offset by an increase in amortization of deferred gains and gains on disposal of business of $355,417 and an increase of net realized gains on investments of $152,922. These changes are primarily due to the sale of AEB to Sun Life.
Total Benefits, Losses and Expenses
Total benefits, losses and expenses decreased $839,350 to $296,453 for Twelve Months 2016 from $1,135,803 for Twelve Months 2015. The decrease is primarily attributable to a decrease in policyholder benefits of $596,884 and a decrease in selling, underwriting and general expenses of $242,466 primarily due to the sale of AEB to Sun Life.

Income Taxes
Income taxes increased $165,230 to $206,243 for Twelve Months 2016 from $41,013 for Twelve Months 2015. The increase was mainly related to the increase in pre-tax income.

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Year Ended December 31, 2015 Compared to the Year Ended December 31, 2014
Net Income
Net income increased $4,923 to $74,101 for Twelve Months 2015 from $69,178 for Twelve Months 2014. The increase was primarily driven by an increase of $9,255 (after tax) in amortization of deferred gain on disposal of businesses as 2014 which had a change in estimate that was previously disclosed, along with improved mortality experience in our Preneed business. This was partially off-set by a decrease of $7,333 (after tax) in net investment income and a decrease of net realized gains on investments of $4,108 (after tax).
Total Revenues
Total revenues increased $11,588 to $1,250,917 for Twelve Months 2015 from $1,239,329 for Twelve Months 2014. This was primarily due to an increase of $12,074 in net earned premiums mainly driven by growth in the Company’s employee paid products (voluntary) and an increase of $14,239 in amortization of deferred gain on disposal of business as 2014 which had a change due to lower average asset levels in estimate that was previously disclosed. This was partially offset by a decrease in net investment income of $11,281 and a decrease of net realized gains on investments of $6,320.
Total Benefits, Losses and Expenses
Total benefits, losses and expenses increased $651 to $1,135,803 for Twelve Months 2015 from $1,135,152 for Twelve Months 2014. This was primarily due to an increase in policyholder benefits for our employee paid products (voluntary), partially offset by improved mortality experience in our PreNeed business and a decrease of $2,832 in selling, underwriting and general expenses mainly due to lower service and administrative fees in our PreNeed business
Income Taxes
Income taxes increased $6,014 to $41,013 for Twelve Months 2015 from $34,999 for Twelve Months 2014. The increase was mainly related to the increase in pre-tax income.
Investments
Refer to Notes 3 and 4 to the Consolidated Financial Statements included elsewhere in this report.
Liquidity and Capital Resources
The primary sources of funds for the Company consist of premiums and fees collected, proceeds from the sales and maturity of investments and net investment income. Cash is primarily used to pay insurance claims, agent commissions, operating expenses and taxes. We generally invest our excess funds in order to generate investment income. We also have the ability to receive capital infusions from our Parent, if needed. Please see Assurant's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for additional information related to our Parent.
Cash Flows
We monitor cash flows, and forecasts are provided on a monthly basis. Trend and variance analyses are used to project future cash needs making adjustments to the forecasts when needed.
The table below shows our recent net cash flows:

	For the Years Ended December 31,
	2016	2015	2014
Net cash (used in) provided by:
Operating activities (1)	$(395,531)	$(27,767)	$(42,703)
Investing activities	669,370	206,555	128,640
Financing activities	(325,062)	(125,941)	(96,288)
Net change in cash	$(51,223)	$52,847	$(10,351)
(1) Includes the reclassification of assets held for sale on cash and cash equivalents.

Cash Flows for the Years Ended December 31, 2016, 2015 and 2014
Operating activities:
We typically generate operating cash inflows from premiums collected from our insurance products and income received from

102	Union Security Insurance Company

our investments while outflows consist of policy acquisition costs, benefits paid, and operating expenses. These net cash flows are then invested to support the obligations of our insurance products and required capital supporting these products. Our cash flows from operating activities are affected by the timing of premiums, fees, and investment income received and expenses paid.
Net cash used in operating activities was $395,531 and $27,767 for the years ended December 31, 2016 and 2015, respectively. The change in operating activities between the years is primarily due to the sale of Assurant Employee Benefits (AEB), mainly through reinsurance contracts to Sun Life.
Net cash used in operating activities was $27,767 and $42,703 for the years ended December 31, 2015 and 2014, respectively. The decrease in cash used in operating activities between the years is primarily due to an increase in net written premiums in the Company’s employee paid products (voluntary).
Investing activities:
Net cash provided by investing activities was $669,370 and $206,555 for the years ended December 31, 2016 and 2015, respectively. The increase in cash provided between years is primarily due to the sale of the AEB segment to Sun Life. This increase is partially offset by an increase of purchases of fixed maturity securities and a change in short-term investments.
Net cash provided by investing activities was $206,555 and $128,640 for the years ended December 31, 2015 and 2014, respectively. The increase in cash provided between years is primarily due to a decrease in purchases of fixed maturity securities, increase in sales of other invested assets and equity securities, and the liquidation of collateral held under securities lending programs, which were terminated. These are partially offset by changes in our short term investments and lower sales of fixed maturity securities.
Financing activities:
Net cash used in financing activities was $325,062 and $125,941 for the years ended December 31, 2016 and 2015, respectively. The increase in cash used in financing activities is primarily due to an increase in cash dividends paid to the Parent, partially offset by a capital contribution received from an affiliated entity due to the AEB sale.
Net cash used in financing activities was $125,941 and $96,288 for the years ended December 31, 2015 and 2014, respectively. The increase in cash used in financing activities is primarily due to a $43,653 change in obligations under securities lending due to the termination of the securities lending program, offset by a $14,000 decrease in dividends paid to the Parent.
Commitments and Contingencies
We have obligations and commitments to third parties as a result of our operations. These obligations and commitments, as of December 31, 2016, are detailed in the table below by maturity date as of the dates indicated:

	As of December 31, 2016
	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Contractual obligations:
Insurance liabilities (1)	$1,282,735	$106,819	$176,254	$153,730	$845,932
Operating leases	70,560	3,528	7,056	7,056	52,920
Liability for unrecognized tax benefit	356,292	—	356,292	—	—
Total obligations and commitments	$1,709,587	$110,347	$539,602	$160,786	$898,852
(1) Insurance liabilities reflect estimated cash payments to be made to policyholders excluding fully reinsured discontinued operations whose inclusion would be potentially distortive. The total gross reserve excluded is $3,443,152 which, if the reinsurers defaulted, would be payable over a 30+ year period with the majority of the payments occurring after 5 years. Additional information on the reinsurance arrangements can be found in Note 9.
Liabilities for future policy benefits and expenses and claims and benefits payable have been included in the commitments and contingencies table. Significant uncertainties relating to these liabilities include mortality, morbidity, expenses, persistency, investment returns, inflation, contract terms and the timing of payments.
Off-Balance Sheet Arrangements
The Company does not have any off-balance sheet arrangements that are reasonably likely to have a material effect on the financial condition, results of operations, liquidity, or capital resources of the Company.
(I) CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS.

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None.
(J) QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
As a provider of insurance products, effective risk management is fundamental to our ability to protect both our customers' and our stockholder's interests. We are exposed to potential loss from various market risks, in particular interest rate risk, credit risk and inflation risk.
Interest rate risk is the possibility that the fair value of liabilities will change more or less than the market value of investments in response to changes in interest rates, including changes in investment yields and changes in spreads due to credit risks and other factors.
Credit risk is the possibility that counterparties may not be able to meet payment obligations when they become due. We assume counterparty credit risk in many forms. A counterparty is any person or entity from which cash or other forms of consideration are expected to extinguish a liability or obligation to us. Primarily, our credit risk exposure is concentrated in our fixed maturity investment portfolio and, to a lesser extent, in our reinsurance recoverables.
Inflation risk is the possibility that a change in domestic price levels produces an adverse effect on earnings. This typically happens when either invested assets or liabilities, but not both, are indexed to inflation.
Interest Rate Risk
Interest rate risk arises as we invest substantial funds in interest-sensitive fixed income assets, such as fixed maturity securities, mortgage-backed and asset-backed securities and commercial mortgage loans, primarily in the United States. There are two forms of interest rate risk — price risk and reinvestment risk. Price risk occurs when fluctuations in interest rates have a direct impact on the market valuation of these investments. As interest rates rise, the market value of these investments falls, and conversely, as interest rates fall, the market value of these investments rise. Reinvestment risk is primarily associated with the need to reinvest cash flows (primarily coupons and maturities) in an unfavorable lower interest rate environment. In addition, for securities with embedded options such as callable bonds, mortgage-backed securities, and certain asset-backed securities, reinvestment risk occurs when fluctuations in interest rates have a direct impact on expected cash flows. As interest rates fall, an increase in prepayments on these assets results in earlier than expected receipt of cash flows forcing us to reinvest the proceeds in an unfavorable lower interest rate environment. Conversely, as interest rates rise, a decrease in prepayments on these assets results in later than expected receipt of cash flows forcing us to forgo reinvesting in a favorable higher interest rate environment.
We manage interest rate risk by selecting investments with characteristics such as duration, yield, currency and liquidity tailored to the anticipated cash outflow characteristics of our insurance and reinsurance liabilities.
Our group long-term disability and group term life waiver of premium reserves are also sensitive to interest rates. These reserves are discounted to the valuation date at the valuation interest rate. The valuation interest rate is determined by taking into consideration actual and expected earned rates on our asset portfolio.

The interest rate sensitivity relating to price risk of our fixed maturity security assets is assessed using hypothetical scenarios that assume several positive and negative parallel shifts of the yield curves. We have assumed that the yield curve shifts are of equal direction and magnitude. The individual securities are repriced under each scenario using a valuation model. For investments such as callable bonds and mortgage-backed and asset-backed securities, a prepayment model was used in conjunction with a valuation model. Our actual experience may differ from the results noted below particularly due to assumptions utilized or if events occur that were not included in the methodology. The following tables summarize the results of this analysis

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for bonds, mortgage-backed and asset-backed securities held in our investment portfolio as of the dates indicated:

Interest Rate Movement Analysis
of Market Value of Fixed Maturity Securities Investment Portfolio
As of December 31, 2016

Basis points	–100	–50	0	50	100
Total market value	$1,129,443	$1,077,289	$1,028,663	$983,298	$940,896
% Change in market value from base case	9.80%	4.73%	—%	(4.41)%	(8.53)%
$ Change in market value from base case	$100,780	$48,626	$—	$(45,365)	$(87,767)

As of December 31, 2015

Basis points	–100	–50	0	50	100
Total market value	$2,677,125	$2,558,182	$2,446,921	$2,342,936	$2,245,666
% Change in market value from base case	9.41%	4.55%	—%	(4.25)%	(8.22)%
$ Change in market value from base case	$230,204	$111,261	$—	$(103,985)	$(201,255)
Credit Risk
We have exposure to credit risk primarily from customers, as a holder of fixed maturity securities and by entering into reinsurance cessions.
Our risk management strategy and investment policy is to invest in debt instruments of high credit quality issuers and to limit the amount of credit exposure with respect to any one issuer. We attempt to limit our credit exposure by imposing fixed maturity portfolio limits on individual issuers based upon credit quality. Currently our portfolio limits are 1.5% for issuers rated AA– and above, 1% for issuers rated A– to A+, 0.75% for issuers rated BBB– to BBB+ and 0.38% for issuers rated BB– to BB+. These portfolio limits are further reduced for certain issuers with whom we have credit exposure on reinsurance agreements. We use the lower of Moody's or S&P's ratings to determine an issuer's rating.
The following table presents our fixed maturity investment portfolio by ratings of the nationally recognized securities rating organizations as of the dates indicated:

	December 31, 2016		December 31, 2015
Rating	Fair Value	Percentage of Total	Fair Value	Percentage of Total
Aaa/Aa/A	$571,819	56%	$1,316,288	54%
Baa	408,456	40%	1,031,311	42%
Ba	35,279	3%	69,336	3%
B and lower	13,109	1%	29,986	1%
Total	$1,028,663	100%	$2,446,921	100%
We are also exposed to the credit risk of our reinsurers. When we reinsure, we are still liable to our insureds regardless of whether we get reimbursed by our reinsurer. As part of our overall risk and capacity management strategy, we purchase reinsurance for certain risks that we underwrite.
The Company had $3,565,032 and $2,225,924 of reinsurance recoverables as of December 31, 2016 and 2015 respectively, the majority of which are protected from credit risk by various types of risk mitigation mechanisms such as trusts, letters of credit or by withholding the assets in a modified coinsurance or co-funds-withheld arrangement. For example, reserves of $1,025,038, $558,292 and $1,908,217 as of December 31, 2016 relating to large coinsurance and reinsurance arrangements with Sun Life, The Hartford and John Hancock (a subsidiary of Manulife Financial Corporation), respectively, and reserves of $562,334 and $1,554,780 as of December 31, 2015, related to sales of businesses are held in trusts. If the value of the assets in these trusts falls below the value of the associated liabilities, Sun Life, The Hartford and John Hancock, as the case may be, will be required to put more assets in the trusts. We may be dependent on the financial condition of Sun Life, The Hartford

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and John Hancock, whose A.M. Best ratings are currently A+, A– and A+, respectively. As of December 31, 2016, A.M. Best maintained a stable outlook on the financial strength ratings of Sun Life, John Hancock and The Hartford. For recoverables that are not protected by these mechanisms, we are dependent solely on the credit of the reinsurer. See the section entitled "Risk Factors" for further information. A majority of our reinsurance exposure has been ceded to companies rated A– or better by A.M. Best.
Inflation Risk
Inflation risk arises as we invest substantial funds in nominal assets which are not indexed to the level of inflation, whereas the corresponding liabilities are indexed to the level of inflation. Approximately 18% of our preneed policies with reserves of approximately $169,183 and $186,906 as of December 31, 2016 and December 31, 2015, respectively, have death benefits that are guaranteed to grow with the Consumer Price Index ("CPI"). In times of rapidly rising inflation the credited death benefit growth on these liabilities increases relative to the investment income earned on the nominal assets resulting in an adverse impact on earnings. We have partially mitigated this risk by purchasing a contract with payments tied to the CPI. See "— Derivatives."
In addition, we have inflation risk in our individual and small employer group health insurance businesses to the extent that medical costs increase with inflation, and we have not been able to increase premiums to keep pace with inflation. Medical reserves represent less than 1% of total claims and benefits payable.
Derivatives
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the prices of securities or commodities. Derivative financial instruments may be exchange-traded or contracted in the over-the-counter market and include swaps, futures, options and forward contracts.
Under insurance statutes, our insurance companies may use derivative financial instruments to hedge actual or anticipated changes in their assets or liabilities, to replicate cash market instruments or for certain income-generating activities. These statutes generally prohibit the use of derivatives for speculative purposes. We generally do not use derivative financial instruments.
We have purchased contracts to cap the inflation risk exposure inherent in some of our preneed insurance policies.

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(K) EXECUTIVE OFFICERS
The table below sets forth certain information, as of April 20, 2017, concerning each person deemed to be an Executive Officer of the Company. There are no arrangements or understandings between any Executive Officer and any other person pursuant to which the officer was selected.

Name	Age	Positions
Tammy L. Schultz	47	Chairman, President, and Chief Executive Officer
Tamrha V. Mangelsen	55	Chief Financial Officer, Treasurer and Assistant Secretary; Vice President, Enterprise Business Services - Statutory Reporting, Assurant, Inc.
Paula SeGuin	49	Vice President and Director; Director of Compliance, Assurant, Inc.
Tammy L. Schultz, President, Chief Executive Officer and Chairman. Please see Ms. Schultz’s biography in the section below entitled "DIRECTORS".
Tamrha V. Mangelsen, Chief Financial Officer, Treasurer and Assistant Secretary; Vice President, Enterprise Business Services - Statutory Reporting, Assurant, Inc. Ms. Mangelsen has served as Chief Financial Officer and Treasurer of the Company since December 31, 2014 and as Vice President, Enterprise Business Services - Statutory Reporting of Assurant, Inc. since 2012. Previously, she served as Assistant Vice President, Statutory Reporting of Assurant, Inc. from 2008 to 2012.
Paula M. SeGuin, Vice President and Director; Director of Compliance, Assurant, Inc. Please see Ms. SeGuin's biography in the section below entitled "DIRECTORS".
Code of Ethics. The Assurant Code of Ethics is applicable to all employees, officers and directors, including the executive officers of the Company. The Code of Ethics may be found under the “Corporate Governance” subsection of the “Investor Relations” section of the Parent’s website at http://ir.assurant.com.
DIRECTORS
We currently have five directors. The biographies of each of the directors below contain information regarding the person's service as a director, business experience and director positions held currently and/or during the last five years.
Each individual was selected to serve as a director of the Company because of his or her leadership position at the Company or Assurant, Inc., and the valuable experience with, and knowledge of, Assurant's operations and business lines that he or she brings to the Company's Board.
Eric Kurzrok, Director. Mr. Kurzrok, 40, was appointed as a director of the Company in February, 2016. He has also served as a Vice President and Actuary, Ratings and Capital, of Assurant, Inc. since 2008. Mr. Kurzrok is a Fellow of the Society of Actuaries and a Member of the American Academy of Actuaries.
Keith W. Demmings, Director. Mr. Demmings, 44, has served as a director of the Company since June 2016. He has also served as Executive Vice President of Assurant, Inc. and President of Global Lifestyle, an operating segment of Assurant, since 2016. From 2013 to 2016, he served as Executive Vice President of Assurant's global markets. In 2011, Mr. Demmings was appointed as Senior Vice President and Country President of Assurant's Canadian business.
Richard S. Dziadzio, Director. Mr. Dziadzio, 53, has served as a director of the Company since August 2016. He has also served as Executive Vice President, Chief Financial Officer and Treasurer of Assurant, Inc. since July 2016. Before joining Assurant, Inc., Mr. Dziadzio served as Chief Financial Officer of ANV, a specialty underwriter. From 1994 to 2012, Mr. Dziadzio held a number of positions including Chief Financial Officer for AXA Equitable Life Insurance Company and AXA Financial, Inc.
Paula SeGuin, Vice President and Director. Ms. SeGuin, 49, was appointed as a director of the Company in February, 2016 and as Vice President of the Company on March 1, 2016. Ms. SeGuin has also served as Director of Compliance at Assurant, Inc. since January 2005.
Tammy L. Schultz, Chairman, President and Chief Executive Officer. Ms. Schultz, 47, was appointed as a director of the Company in February 2016, and as President and Chief Executive Officer on March 1, 2016. Ms. Schultz also serves as Executive Vice President and President of the Global Preneed Business. In 2012, Ms. Schultz was appointed the Executive Vice President and President of the Preneed Business. Prior to that, she served as Vice President, Chief Operations Officer and Client Relationships, Preneed.

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(L) COMPENSATION DISCUSSION AND ANALYSIS
I. Executive Summary
Introduction
This Compensation Discussion and Analysis ("CD&A") provides a detailed review of the compensation principles and strategic objectives governing the compensation of the following individuals, who were serving as our named executive officers during 2016:

Miles B. Yakre	President and Chief Executive Officer (until March 1, 2016)
Tammy Schultz	President and Chief Executive Officer (effective March 1, 2016)
Tamrha V. Mangelsen	Chief Financial Officer and Treasurer; Vice President, Enterprise Business Services-Statutory Reporting, Assurant, Inc.
Paula SeGuin	Vice President; Director of Compliance, Assurant, Inc.
Throughout this CD&A, we refer to the above-named individuals as our "named executive officers" or "NEOs." Because the Company is a wholly-owned subsidiary of Assurant, Inc. (hereafter, "Assurant" or the "Parent") and each of the NEOs has a role at the Parent (or a division of the Parent) as of December 31, 2016 in addition to serving as an officer of the Company, our compensation programs, awards and measures are primarily based on and part of the compensation program of the Parent.
The 2016 compensation of Mr. Yakre and Ms. Schultz, Ms. Mangelsen and Ms. SeGuin was based on a compensation program focused on the goals and objectives of the Parent. All of our NEOs participated in the Parent's long-term equity incentive program in 2016.
For more detailed information on Assurant's 2016 compensation programs, awards and objectives, please see Assurant's Proxy Statement, as filed with the SEC on March 24, 2017.
Our Executive Compensation Principles
Our core executive compensation principles are based on the principles of Assurant and are set forth below:

•
Executive compensation opportunities at the Company should be sufficiently competitive to attract and retain talented executives who can successfully execute the Company's business strategy while remaining at levels that are aligned with the interests of shareholders.[1]

•	Annual incentive and long-term equity incentive programs at Assurant, including at the Company, should motivate our executives to deliver above-average results.

•	A significant portion of target total direct compensation provided to our named executive officers should be tied to financial performance and stock price performance.[1]

•
Our executive compensation programs should be informed by strong governance practices that reinforce our pay for performance philosophy, support our culture of accountability and encourage prudent risk management.

II. The Compensation Decision Making Process
The Compensation Committee of the Parent's Board of Directors (the "Assurant Compensation Committee") oversees Assurant's executive compensation program and advises the full Assurant Board on general aspects of Assurant's compensation and benefit policies.
The compensation of the Company's CEO is determined through a process whereby the Chief Financial Officer of Assurant, Inc. annually reviews the CEO's performance, and makes decisions regarding his or her compensation. The compensation of Ms. Schultz, Mangelsen and Ms. SeGuin is determined through a process whereby members of senior management at the Parent annually review their performance and compensation and make decisions regarding their compensation.
The Chief Executive Officer of the Parent also provides input, in consultation with the Parent's Chief Financial Officer and Executive Vice President, Chief Human Resources Officer, on the annual incentive plan performance goals that apply to the Company's NEOs.

____________________

[1]	Union Security Insurance Company does not have securities that are traded publicly and therefore, all references to shares and shareholders in this CD&A refer to those of the Parent.

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Level of Compensation Provided
Market Positioning. Assurant and the Company believe that the best way to attract and retain top talent while maintaining appropriate levels of compensation is to provide target total direct compensation opportunities to our NEOs at levels and on terms that are competitive with the market and/or peer companies, as further described below. The relative levels of each element of total direct compensation (base salary, annual incentive and long-term equity incentive) are also determined by reference to these benchmarks.
Company-Level Named Executive Officers - Company Market Survey Data. The Company is not a publicly-traded company and does not have a compensation peer group; however, it does rely on certain market survey data to set target total direct compensation that is competitive with the market. The Company targets base salary at the 50th percentile of market. Compensation levels for total direct compensation (including mix of base pay, short- and long-term incentive compensation) are established based upon market data for comparable positions at comparable companies in the insurance and financial services industries. Short- and long-term incentive compensation are aligned with recommended targets for each NEO's grade and scope of responsibility.
III. Elements of Our Executive Compensation Program
Base Salaries
The base salary for each NEO is intended to be competitive with that of available market data reviewed by Assurant. In 2016, base salaries for certain NEOs were increased to the amounts shown in column (c) of the Summary Compensation Table below.
Annual Incentive Compensation
Overview.  For the enterprise, consistent with its long-term growth strategy Assurant has allocated 48% of the target annual incentive opportunity provided to its executives to profitability measures, 32% to top-line revenue growth for specified areas and 20% to the strategic goal of strengthening its market leadership position. As further described below, Assurant uses operating measures for these financial targets because they exclude the impact of net realized gains (losses) on investments and other unusual and/or non-recurring or infrequent items. Management takes a number of factors into account when developing recommended performance goals. In any given year, these factors may include results from prior years, opportunities for strategic growth and economic trends that may impact our business (e.g., levels of consumer spending, unemployment rates, mortgage default rates or prevailing conditions in the credit markets).
2016 Annual Incentive Compensation for the Company's NEOs: Financial Metrics.2  For 2016, Assurant sought to establish financial targets that were challenging and would motivate its senior executives to deliver growth in a difficult economic environment. For Ms Schultz, financial targets apply to the Assurant Preneed business. Top-line revenue, weighted at 25% for Ms. Schultz, is measured by the Preneed business unit face sales. Profitability, weighted at 25% for Ms. Schultz, is measured by net operating income ("NOI") for the Global Preneed business. The remaining portion of Ms. Schultz's 2016 annual incentive goal is composed 30% by the Assurant profitability and top-line revenue growth targets described below and 20% by the Assurant strategic goal described above.
For Ms. Mangelsen and Ms. SeGuin, financial targets apply to the Parent. Profitability, weighted at 48%, is measured in equal parts by the performance results of Assurant's NIO excluding catastrophe losses (24%) and NOI earnings per share excluding catastrophe losses (24%).3 Top-line revenue, weighted at 32%, is measured by consolidated revenue from core and targeted businesses. The remaining portion of Ms. Mangelsen and Ms. SeGuin's 2016 annual incentive goal is the Assurant strategic goal described above, weighted at 20%.
Mr. Yakre did not participate in the annual incentive program in 2016.

[2]
For additional information regarding the measures discussed below, please see the Parent's proxy statement filed with the SEC on March 24, 2017. The proxy statement is not incorporated by reference herein. Certain measures are non-GAAP. A reconciliation of the reported non-GAAP measures to their most comparable GAAP measures can be found in Appendix A of the Parent’s proxy statement.

[3]
Assurant NOI excluding catastrophe losses equals net income excluding Assurant Health runoff operations, Assurant Employee Benefits, net realized gains (losses) on investments, amortization of deferred gains and gains on disposal of businesses and other highly variable items, as well as catastrophe losses. Assurant NOI EPS excluding catastrophe losses equals NOI excluding catastrophe losses divided by the weighted average diluted shares outstanding.

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Annual Incentive Performance Results for Ms. Mangelsen and Ms. SeGuin.4 For Ms. Mangelsen and Ms. SeGuin, the 2016 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for Assurant NOI were $355, $383, $412, $431 and $451 million, respectively. Assurant’s 2016 NOI excluding catastrophe losses was $412 million. The 2016 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for Assurant’s NOI earnings per share were $5.67, $6.13, $6.59, $6.90 and $7.22, respectively. Assurant's 2016 NOI earnings per share excluding catastrophe losses was $6.66. The 2016 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for Assurant revenue growth were $5.280, $5.420, $5.561, $5.700 and $5.840 billion, respectively. Assurant’s 2016 revenue for core and targeted businesses was $5.512 billion. Based on the above metrics and performance results as well as the achievement of the 2016 strategic goal, the 2016 composite annual incentive performance multiplier for 2016 for Ms. Mangelsen and Ms. SeGuin was 1.12.
Annual Incentive Performance Results for Ms. Schultz.4 For Ms. Schultz, the 2016 performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for Global Preneed business NOI were $37.3, $40, $42.9, $45.9 and $49.7 million, respectively. 2016 NOI for Global Preneed business was $42.3 million. The performance levels that would result in 0.0, 0.5, 1.0, 1.5 and 2.0 multipliers for Global Preneed business revenue growth for face sales were $864.9 million, $941.2 million, $1.017 billion, $1.093.9 billion and $1.170.2 billion, respectively. Global Preneed business unit revenue for face sales for 2016 was $942.6 million. Based on the above metrics and performance results as well as the achievement of the 2016 Assurant enterprise and strategic goals, the 2016 composite annual incentive performance multiplier for Ms. Schultz, was 0.99.
The performance targets described above are disclosed only to assist investors and other readers in understanding executive compensation provided to certain of the Company's executive officers. They are not intended to provide guidance on, and should not be relied on as predictive of, Assurant's future performance or the future performance of the Company or any of Assurant's operating segments.
The following table shows target annual incentive compensation, the weighted average multipliers for each NEO and the resulting annual incentive award payout for 2016:

Named Executive Officer	2016 Target Annual Incentive	2016 Multiplier	2016 Annual Incentive Payment
Tammy L. Schutlz	$116,138.25	0.99	$114,976.85
Miles B. Yakre	N/A	N/A	N/A
Tamrha V. Mangelsen	$43,250.00	1.12	$48,439.98
Paula M. SeGuin	$26,220.00	1.12	$29,366.40
Long-term Equity Incentive Compensation
All of the NEOs participate in Assurant's long-term equity incentive compensation program.
Assurant uses performance share units ("PSUs") and restricted stock units ("RSUs") as equity compensation vehicles under the Assurant, Inc. Long Term Equity Incentive Plan ("ALTEIP"). A stock unit represents the right to receive a share of Common Stock at a specified date in the future, subject, in the case of PSUs, to the attainment of pre-established performance criteria.
For performance periods prior to 2016, for each year in the performance period, Assurant's performance with respect to selected metrics (as described in the chart below) is compared against an index of companies and assigned a percentile ranking. These rankings are then averaged to determine the composite percentile ranking for the three-year performance period. Measurement of the Assurant designated financial performance metrics includes unusual or non-recurring events and other extraordinary items.
For the 2016-2018 performance period, Assurant’s performance is measured with respect to two equally weighted metrics: absolute NOI EPS, measured as the sum of each year within the three-year performance period, and total stockholder return (TSR) relative to the S&P 500 Index, measured over the three-year performance period. Measurement of performance against the designated financial performance metrics includes unusual or non-recurring events and other extraordinary items, unless otherwise determined by the Assurant Compensation Committee. NOI EPS excludes reportable catastrophe losses because they create volatility that is beyond the executive’s control and the Assurant Compensation Committee believes executives should be focused on the underlying performance of the business.
____________________

4
Results in this paragraph may differ from the Parent’s reported results since expenses, revenues and other effects associated with acquisition activity during the year and changes in accounting that do not reflect changes in the underlying business are generally excluded when calculating results.

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Performance-Based Long-Term Equity Plan Design Attributes

For performance periods before 2016:
Growth in Book Value Per Share Excluding AOCI[1] — 1/3
Revenue Growth[2] — 1/3
Total Shareholder Return ("TSR") [3] — 1/3
Metrics and Weighting	Note: all relative metrics

For 2016 performance period:
Absolute NOI EPS[4] — 50%
Relative Total Stockholder Return[3] — 50%
For performance periods before 2014:

Adjusted A.M. Best U.S. Insurance Index: A.M. Best U.S. Insurance Index, excluding companies with revenues of less than $1 billion or that are not in the health or insurance Global Industry Classification Standard codes (3510 ad 4030)

Performance Measured	For 2014 and 2015 performance periods:
Against an Index	Adjusted S&P Total Market Index

S&P Total Market Index, excluding companies with revenues of less than $1 billion or those that are not in (i) GICS Insurance Industry (code 4030) or (ii) the Managed Health Care Sub-Industry in GICS Health Care Equipment & Services Industry (code 3510); and including companies that are part of our compensation peer group

For 2016 performance period:
TSR measured against S&P 500 Index
For the relative metric(s):

Threshold for payout at the 25th percentile

For performance periods before 2016, payouts capped at 150% of target if the composite percentile ranking is at or above the 75th composite percentile
Payout Considerations
For 2016 performance period, payouts capped at 200% of target if the composite percentile ranking is at or above the 90th percentile

For the absolute metric:

Threshold for payout at pre-determined performance level payouts capped at 200% of target
(1)  Year-over-year growth in the Parent's total stockholder equity, excluding AOCI, divided by diluted shares outstanding at year-end
(2)  Year-over-year growth in the Parent's total GAAP revenue (net earned premiums, fee and investment income)
(3)  Percentage change on Parent stock plus dividend yield percentage
(4)  Cumulative Parent three-year EPS NOI excluding catastrophe losses
PSUs. Payments in respect of PSUs are generally intended to be deductible as “performance-based compensation” within the meaning of Section 162(m)(4) of the Internal Revenue Code, as amended (the "Code"). Compensation in excess of $500,000 is non-deductible under Section 162(m)(6) of the Code for certain companies with health insurance businesses. While the Parent was subject to Section 162(m)(6) in 2015, in 2016 the Parent qualified for a de minimus exception under Section 162(m)(6) and was not subject to the aforementioned deductibility cap. Additional information regarding the terms and conditions of RSUs and PSUs awarded under the ALTEIP is provided under "Narrative to the Summary Compensation Table and Grants of Plan-based Awards Table — Long Term Incentive Awards" below.
In support of Assurant's pay for performance philosophy, in 2016 the Assurant Compensation Committee approved equity payments for performance share units granted in 2013 based on the above metrics. The Assurant Compensation Committee

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determined that Assurant's composite average percentile ranking relative to companies in the applicable index with regard to the three specified financial metrics over the 2013-2015 performance period was in the 63rd percentile. Because Assurant achieved above median performance relative to the designated index, our NEOs received shares of common stock equal to 126% of their target long term equity incentive opportunity.

Yearly Average PSU Percentile Ranking
Performance Period (2013-2015)	Percentile/Percentage
Year 1	93rd
Year 2	57th
Year 3	40th
Final Three-Year Average Percentile Ranking	63rd
Payout as a Percentage of Long-Term Equity Incentive Opportunity	126%
RSUs. RSUs typically vest in equal annual installments over a three-year vesting period.
IV. Benefits
The Company's named executive officers participate in the same health care, disability, life insurance, pension and 401(k) benefit plans made available generally to Assurant's U.S. employees. In addition, some of these executives are eligible for certain change of control benefits, supplemental retirement plans and limited perquisites described below.
Change of Control Benefits.  In 2016, Assurant was party to a change of control agreement (each, the "COC Agreement") with Mr. Yakre. The purpose of this COC Agreement was to enable Mr. Yakre to focus on maximizing shareholder value in the context of a control transaction without regard to personal concerns related to job security. Mr Yakre's COC Agreement applied in the context of a change of control of Assurant Employee Benefits. The COC Agreement contained a "double trigger," meaning that benefits were payable only upon a termination of employment "without cause" or for "good reason" within two years following a change of control. The COC Agreement contained non-compete and non-solicitation provisions. The COC Agreements for Mr. Yakre was expressly assumed by Sun Life as part of the Master Transaction Agreement by and between Assurant, Inc. and Sun Life Assurance Company of Canada, dated as of September 9, 2015.
Retirement Plans. All NEOs participate in the Assurant Pension Plan (the "Pension Plan"). Ms. Schultz also participates in the Assurant Executive Pension Plan (the "Executive Pension Plan") and the Assurant Executive 401(k) Plan (the "Executive 401(k) Plan") as did Mr. Yakre prior to his termination of employment on February 29, 2016. The goals of these retirement plans are to provide certain senior executives with competitive levels of income replacement upon retirement and provide a package that will both attract and retain talented executives in key positions. The Executive Pension Plan is designed to replace income levels capped under the Pension Plan by the compensation limit of Section 401(a)(17) of the Code ($265,000 for 2016). Additional information regarding the terms and conditions of these plans is provided under "Narrative to the Pension Benefits Table" below and "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" below.
Deferred Compensation Plans. Prior to his termination of employment, Mr. Yakre was eligible to participate in the Amended and Restated Assurant Deferred Compensation Plan (the "ADC Plan"). The ADC Plan provides key employees the ability to defer a portion of their eligible compensation which is then notionally invested in a variety of mutual funds. Deferrals and withdrawals under the ADC Plan are intended to be fully compliant with Section 409A of the Code ("Section 409A"). Additional information regarding the terms and conditions of these plans is provided under "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" below.
Long-Term Disability Benefits. As part of Assurant's general benefits program, it provides Long-Term Disability ("LTD") coverage for all benefits-eligible employees under a group policy. LTD benefits replace 60% of employees' monthly plan pay (which is generally defined as base salary plus the annual incentive target award amount), up to a maximum monthly benefit of $15,000.
V. Related Policies and Considerations
Timing of Equity Grants
Assurant does not coordinate the timing of equity awards with the release of material non-public information. Under Assurant's Equity Grant Policy, equity awards granted by the Assurant Compensation Committee pursuant to the ALTEIP are granted on the second Thursday in March each year.
Tax and Accounting Implications
Section 162(m)(4) of the Code limits the federal income tax deductibility of certain compensation amounts in excess of $1 million paid to a public corporation's chief executive officer and the three other most highly-paid executive officers (other than the chief financial officer) unless such executive compensation was awarded under a performance-based plan approved by stockholders and meets certain additional requirements. Effective for 2013, Section 162(m)(6), which applies to compensation

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paid by health insurance companies and their affiliates including the Parent and its subsidiaries, was added to the Code as part of the Patient Protection and Affordable Care Act. It limits deductible compensation to $500,000 per employee and has no exception for qualified performance-based compensation. The Assurant Compensation Committee continues to emphasize performance-based compensation that attracts, retains and rewards the executives necessary to successfully execute the Parent's business strategy. In 2016, Assurant was exempt from Section 162(m)(6) based on the de minimis exception applicable to companies whose revenue from certain health premiums accounts for less than 2% of total revenue. While the Assurant Compensation Committee generally seeks to pay compensation that is deductible, it reserves the right to pay non-deductible compensation to the extent it deems appropriate.
The compensation that Assurant pays to the NEOs is reflected in our consolidated financial statements as required by U.S. GAAP. We account for stock-based compensation under the ALTEIP and all predecessor plans in accordance with the requirements of FASB ASC Topic 718.
COMPENSATION OF NAMED EXECUTIVE OFFICERS
Summary Compensation
The following table sets forth the cash and other compensation earned by the NEOs for all services in all capacities during 2016, 2015 and 2014 as applicable.
Summary Compensation Table for Fiscal Years 2016, 2015, and 2014

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards [1] ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings [2] ($)	All Other Compensation [3] ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Tammy L. Schultz, President and Chief Executive Officer (effective March 1, 2016); President Global Preneed, Assurant, Inc.	2016	258,085	—	118,828	—	114,977	—	39,110	531,000
Miles B. Yakre, President and Chief Executive Officer (until March 1, 2016), Senior Vice President, Assurant, Inc.	2016 2015 2014	56,333 329,000 321,000	— — —	— 180,835 176,459	— — —	— 180,950 247,170	1 85,256 47,365	24,934 45,888 37,494	81,268 821,929 829,488
Tamrha V. Mangelsen, Chief Financial Officer and Treasurer; Vice President, EBS Stat Reporting, Assurant, Inc.	2016 2015 2014	173,000 168,300 161,160	— — —	26,563 25,233 16,113	— — —	48,440 61,850 53,183	— 20,662 17,995	26,552 16,450 16,567	274,555 292,495 265,018
Paula M. SeGuin, Vice President; Director of Compliance, Assurant, Inc.	2016	131,100	—	43,675	—	29,366	—	17,147	221,288

1
The amounts reported in column (e) for 2016, 2015 and 2014 represent awards of PSUs and RSUs. These amounts are consistent with the grant date fair values of each award computed in accordance with FASB ASC Topic 718 using the closing price of our Common Stock on the grant date. Please see column (k) in the Grant of Plan-Based Awards table for the closing price on the grant date fo 2016 awards.

The amounts included in column (e) for PSUs were computed based on the achievement of target level performance for each award. As described in "CD&A — Long-Term Equity Incentive Compensation — PSUs", payouts for PSU awards can range from no payout to a 150-200% maximum payout depending on performance period.
Assuming the achievement of maximum performance level for each NEO, the amounts in column (e) (representing both RSUs and PSUs) would be as follows: (i) for awards granted in 2016: $179,610 for Ms. Schutlz; $40,151 for Ms. Mangelsen; $53,966 for Ms. SeGuin; (ii) for awards granted in 2015: $226,025 for Mr. Yakre; $31,538 for Ms. Mangelsen; $23,963 for Ms. SeGuin and (iii) for awards granted in 2014; $220,546 for Mr. Yakre; $20,138 for Ms. Mangelsen; $23,549 for Ms. SeGuin.
Please see Footnote 17, Stock Based Compensation-Performance Share Units , of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the SEC (the “2016 Form 10-K”) for a discussion of the assumptions used in this valuation.

2
The change in pension value is the aggregate change in the actuarial present value of the respective NEO’s accumulated benefit under the Parent’s three defined benefit pension plans (the Assurant SERP, the Assurant Executive Pension Plan and the Assurant Pension Plan) from December 31, 2015 to December 31, 2016, from December 31, 2014 to December 31, 2015 and from December 31, 2013 to December 31, 2014. For each plan, the change in the pension value is determined as the present value of the NEO’s accumulated benefits at December 31, 2014, December 31, 2015 or December 31, 2016 plus the amount of any benefits paid from the plan during the year less the present value of the accumulated benefits at December 31, 2013, December 31, 2014 or December 31, 2015, as applicable. Present values of accumulated benefits at December 31, 2013, December 31, 2014,

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December 31, 2015 and December 31, 2016 use the same assumptions as included in the financial statements in Assurant’s Annual Reports on Form 10-K for the fiscal years ending December 31, 2013, December 31, 2014, December 31, 2015 and December 31, 2016, respectively, as filed with the SEC. Effective February 29, 2016, the accrual of additional benefits under the SERP, Executive Pension and Pension Plans was frozen.

3
The table below details the amounts reported in the “All Other Compensation” column, which include premiums paid for Executive LTD, Company contriutions to the Executive 401(k) Plan, Company contributions to the Assurant 401(k) Plan, dividends and dividend equivalents, and certain other amounts during 2016:

Name	Executive LTD ($)	Dividends and Dividends Equivalent [a]	Company Contributions to Executive 401 (k) [b]	Qualified Company Contributions to Assurant 401 (k) [c]	Perquisites and Other Personal Benefits	Other Amounts [d]	Total
Tammy L. Schultz	—	$7,651	$7,559	$23,850	$—	$50	$39,110
Miles B. Yakre	—	$10,566	—	$14,237	$—	$131	$24,934
Tamrha V. Mangelsen	—	$1,536	—	$20,867	$—	$4,149	$26,552
Paula M. SeGuin	—	$2,168	—	$14,979	$—	$—	$17,147

a.
The amounts in this column reflect the dollar value of dividends and dividend equivalents paid in 2016 on unvested RSUs that were not factored into the grant date fair value required to be reported for these awards in column (e). The amounts in column (i) of the Summary Compensation Table for prior years reflect the dollar value of dividends and dividend equivalents paid on unvested awards of RSUs in those respective years that were not factored into the grant date fair value required to be reported for these awards in column (e). Dividend equivalents were paid on 2013 PSUs for shares vested in 2016; and on 2012 PSUs for shares vested in 2015. No dividends or dividend equivalents were paid on PSUs granted in 2016, 2015 or 2014.

b.
The amounts in this column include the Company contribution as well as a special one-time 3% Profit Sharing contribution for the Assurant Executive 401(k) Plan. The Company provided this special one-time contribution to employees for 2016 in connection with freezing the Executive Pension Plan effective March 1, 2016.

c.
The amounts in this column include the Company contribution as well as a special one-time 3% Profit Sharing contribution for the Assurant 401(k) Plan. The Company provided this special one-time contribution to employees for 2016 in connection with freezing the Pension Plan effective March 1, 2016.

d.
Amounts in this column reflect (i) in the case of Ms. Schultz, a wellness incentive payment; (ii) in the case of Mr. Yakre, a credit made in 2016 in exchange for capping basic life insurance policy at $50,000; and (iii) in the case of Ms. Mangelsen, a credit made in 2016 to pay tuition reimbursement.

Grants of Plan-Based Awards
The table below sets forth individual grants of awards made to each NEO during 2016.
Grants of Plan-Based Awards Table for Fiscal Year 2016

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards [1]			Estimated Future Payouts Under Equity Incentive Plan Awards [2]			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) [3]
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Tammy L. Schultz	3/10/2016 3/10/2016 —	— — 0	— — 116,138	— — 232,277	— 378 —	— 756 —	— 1,512 —	756 — —	— — —	— — —	$58,046 $60,782 —
Miles B. Yakre [4]	— — —	— — —	— — —	— — —	— — —	— — —	— — —	— — —	— — —	— — —	— — —
Tamrha V. Mangelsen	3/10/2016 3/10/2016 —	— — 0	— — 43,250	— — 86,500	— 85 —	— 169 —	— 338 —	169 — —	— — —	— — —	$12,976 $13,588 —
Paula M SeGuin	1/4/2016 3/10/2016 3/10/2016 —	— — — 0	— — — 26,220	— — — 52,440	— — 64 —	— — 128 —	— — 256 —	300 128 — —	— — — —	— — — —	$23,556 $9,828 $10,291 —

1.
The values in columns (c), (d), and (e) are based on multiplying a 0 (threshold), 1 (target), and 2 (maximum) multiplier times each NEO’s annual incentive target award percentage. The actual annual incentive award earned by each NEO for 2016 performance is reported in the column entitled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.

2.	As described in the “CD&A - Long-Term Equity Incentive Compensation - PSUs”, payouts for PSU awards can range from no payment to 200% maximum payout.

3.
The base price of 2016 RSU awards is equal to the closing price of Assurant, Inc. Common Stock on the grant date. The grant date fair value of each RSU award was computed in accordance with FASB ASC Topic 718 using the closing price of our Common Stock on the grant date.

The base price of 2016 PSU awards and the grant date fair value of each PSU award were computed in accordance with FASB ASC Topic 718 based on achievement of target performance. Please see Footnote 17, Stock Based Compensation-Performance Share Units, of the Company’s 2016 Form 10-K for a discussion of the assumptions used in this valuation.

4.	Mr. Yakre terminated employment on February 29, 2016 and therefore is not eligible for any future payouts under either equity or non-equity incentive plans.

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Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table
Annual Incentive Awards
Annual incentive payments for Ms. Schultz, Ms. Mangelsen and Ms. SeGuin were paid pursuant to the Parent's annual incentive program. For more information regarding the performance criteria applicable to each of our NEOs, please see the section entitled "CD&A - Annual Incentive Compensation."
Long Term Equity Incentive Awards
The Parent's equity-based awards have been granted under the Assurant, Inc. Long Term Equity Incentive Plan ("ALTEIP"). The ALTEIP was approved by the Parent's stockholders in May 2008 and the material terms of the performance goals under the ALTIEP were reapproved by the Parent's stockholders in May 2015. Since 2008, equity grants to our named executive officers have been awarded pursuant to the ALTEIP. If the Parent’s stockholders approve the Assurant, Inc. 2017 Long Term Equity Incentive Plan (as described in Proposal 5 of the Parent’s proxy statement filed on March 24, 2017), equity grants to the NEOs will be made pursuant to the 2017 ALTEIP thereafter. The RSUs typically vest in three equal annual installments on each of the first three anniversaries of the grant date. Dividend equivalents on RSUs are paid in cash during the vesting period. Participants do not have voting rights with respect to RSUs. PSUs vest on the third anniversary of the grant date, subject to a participant's continuous employment through the vesting date and the level of performance achieved. Dividend equivalents on PSUs are accrued and paid in cash at the end of the performance period in accordance with the level of performance achieved. Participants do not have voting rights with respect to PSUs.
Outstanding Equity Awards at Fiscal Year End
The table below provides information concerning unexercised options and stock that has not vested for each NEO outstanding as of December 31, 2016.

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Outstanding Equity Awards Table for Fiscal Year 2016

	Option Awards					Stock Awards [1]
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested [2] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested [2] ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Tammy L. Schultz						756 [8]	70,202
						210 [3]	19,501
						334 [9]	31,015
						530 [7]	49,216
								378 [5]	35,101
								630 [6]	58,502
								795 [4]	73,824
Miles B. Yakre								905 [6]	84,038
								487 [4]	45,223
Tamrha V. Mangelsen						169 [8]	15,693
								85 [5]	7,847
								124 [6]	11,515
								204 [4]	18,943
Paula M. SeGuin						300 [10]	27,858
						128 [8]	11,886
						49 [3]	4,550
						104 [7]	9,657
								64 [5]	5,943
								145 [6]	13,465
								155 [4]	14,393

1	These columns represent awards under the ALTEIP. Awards are PSUs or RSUs.

2	Value was determined using the December 30, 2016 closing price of our Common Stock of $92.86.

3	This RSU award was granted on March 13, 2014 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

4
This PSU award was granted on March 12, 2015 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. In accordance with Instruction 3 to Regulation S-K Item 402(f)(2), the values for this award in columns (i) and (j) are reported at target levels, as the Company’s ranked average performance for 2015 relative to the applicable index did not exceed the applicable performance targets. The Company’s ranked average performance for 2016 relative to the applicable index was not determinable as of the date of filing of this proxy statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2015-2017 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

5
This PSU award was granted on March 10, 2016 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. In accordance with Instruction 3 to Regulation S-K Item 402(f)(2), the values for this award in columns (i) and (j) are reported at threshold levels, as the Company’s ranked average performance for 2016 relative to the applicable index was not determinable as of the date of filing of this proxy statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2016-2018 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

6
This PSU award was granted on March 13, 2014 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. In accordance with Instruction 3 to Regulation S-K Item 402(f)(2), the values for this award in columns (i) and (j) are reported at target levels, as the Company’s ranked average performance for 2014 and 2015 relative to the applicable index did not exceed the applicable performance targets. Company’s ranked average performance for 2016 relative to the applicable index was not determinable as of the date of filing of this proxy statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2014-2016 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

7	This RSU award was granted on March 12, 2015 and vested in three equal annual installments on each of the first three anniversaries of the grant date.

8	This RSU award was granted on March 10, 2016 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

9	This RSU award was granted on July 1, 2014 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

10	This RSU award was granted on January 4, 2016 and vests in three equal annual installments on each of the first three anniversaries of the grant date.

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Option Exercises and Stock Vested in Last Fiscal Year
The following table provides information regarding all of the SARs that were exercised by the NEOs during 2016, and all RSUs, PSUs and shares of restricted stock held by the NEOs that vested during 2016 on an aggregated basis.
Option Exercises and Stock Vested Table for Fiscal Year 2016

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
(a)	(b)	(c)	(d)	(e)
Tammy L. Schultz	—	—	260 210 265 333 982 [3]	20,132 16,296 20,564 29,287 80,053
Miles B. Yakre	—	—	651 453 487 2,461(3)	46,286 32,208 34,626 200,621
Tamrha V. Mangelsen	—	—	60 41 68 42 [2] 136 [2] 226 [3]	4,646 3,182 5,277 3,631 11,757 18,424
Paula M. SeGuin	—	—	70 48 51 263 [3]	5,420 3,725 3,958 21,440

1
The value realized on exercise and/or vesting was determined using the closing price of our Common Stock on the exercise or vesting date (or prior trading day if the exercise or vesting date fell on a weekend or holiday).

2
These amounts represent the value of outstanding RSU awards granted to Ms. Mangelsen in 2014 and 2015 that, in accordance with the terms of the applicable award agreements, became fully vested in 2016 because this executive is eligible for retirement. Payouts in respect of this award will continue in accordance with the applicable vesting schedule, subject to full payout in the event of an actual retirement from employment (in compliance with Section 409A). Accordingly, the amount of compensation actually realized upon a payout will be based on the then-fair market value of the Company’s Common Stock and may differ from the amount set forth above.

3
These amounts represent the value of PSU awards granted in 2013 that, in accordance with the terms of the applicable award agreements, became fully vested in 2016. The performance ranking for these awards exceeded the median performance of the peer group which resulted in a final payout amount of 126% of target shares awarded. Accordingly, the amount of compensation actually realized upon a payout is based on the-fair market value of the Company’s Common Stock on the date the Assurant Compensation Committee approves the performance ranking, which was April 19, 2016.

Pension Benefits
The Company maintains three defined benefit pension plans. Two are nonqualified executive defined benefit pension plans: the SERP and the Executive Pension Plan. In addition, the Company maintains the Pension Plan, a broad-based, tax qualified, defined benefit pension plan. The table below provides information for each defined benefit plan that provides for pension payments to the NEOs.

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Pension Benefits Table for Fiscal Year 2016

Name	Plan Name	Number of Years of Credited Service [1] (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Tammy L. Schultz	Pension Plan Executive Pension Plan SERP	15.00 15.00 n/a	145,158 29,539 n/a
Miles B. Yakre	Pension Plan Executive Pension Plan SERP	23.08 23.08 n/a	300,263 275,422 n/a	300,263 275,422 n/a
Tamrha Mangelsen	Pension Plan Executive Pension Plan SERP	18 n/a n/a	153,545 n/a n/a
Paula M. SeGuin	Pension Plan Executive Pension Plan SERP	22 n/a n/a	164,295 n/a n/a

1	None of the NEOs have more years of credited service under any of the plans than actual years of service with the Company.

2	As of December 31, 2016, Ms. Mangelsen met the requirements for retirement eligibility (age 55 with 10 years of service).
Narrative to the Pension Benefits Table
The following is a description of the plans and information reported in the Pension Benefits Table.
The Pension Plan
Eligible employees hired by the Company prior to January 1, 2014, were generally able participate in the Pension Plan after completing one year of service with the Company. Employees hired by the Company on or after January 1, 2014 were not eligible to participate in the Pension Plan. Effective March 1, 2016, the Pension Plan was frozen to better align our benefit offerings with the marketplace. No additional benefits will accrue after February 29, 2016.
The lump sum value of the benefit is based on the participant’s accumulated annual accrual credits multiplied by their final average earnings. Final average earnings is defined as the highest average annual compensation for five consecutive complete calendar years of employment during the ten consecutive complete calendar years immediately prior to the plan freeze date. As set forth below, annual accrual credits are measured in percentages and increase as participants reach certain credited service milestones.

Years of Service	Credit
Years 1 through 10	3%
Years 11 through 20	6%
Years 21 through 30	9%
Years over 30	12%
The present value of accumulated benefits at December 31, 2016 is determined as the lump sum value of the benefit based on the participant’s accumulated annual accrual credits and final average earnings (limited by Section 401(a)(17) of the Code), which were frozen as of February 29, 2016.
The normal retirement age for the Assurant Pension Plan is 65. Benefits are actuarially reduced for any payment prior to age 65. Participants may immediately commence their benefit at termination of employment or they may elect to defer the commencement up to age 65. A participant becomes 100% vested in the benefits after three years of vesting service. All of the NEOs are 100% vested. If the participant is married, the normal form of payment is a 50% joint and survivor annuity. If the participant is not married, the normal form of payment is a life annuity.
The Executive Pension Plan
Eligible employees hired by the Company prior to January 1, 2014, were generally able to participate in the Executive Pension Plan after completing one year of service with the Company and when their eligible compensation exceeded the Section 401(a)(17) compensation limit ($265,000 for 2016). Employees hired by the Company on or after January 1, 2014 were not eligible to participate in the Executive Pension Plan. Effective March 1, 2016, the Executive Pension Plan was frozen to better align our benefit offerings with the marketplace. No additional benefits will accrue after February 29, 2016. Eligible compensation for participants was not capped.
A participant’s benefit under the Executive Pension Plan is equal to the benefit he or she would have received under the Pension

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Plan at normal retirement age (65), recognizing all eligible compensation (not subject to the limit in the Code) reduced by the benefit payable under the Pension Plan. The benefits under the Assurant Executive Pension Plan are payable only in a lump sum following termination of employment. Payments will be made following termination of employment and are subject to the restrictions under Section 409A . Credited service for determining a participant’s benefit begins after an employee begins participating in the plan and was frozen as of February 29, 2016. A participant becomes vested in the benefits under the Executive Pension Plan after three years of service. All of the participating NEOs are currently 100% vested in their Executive Pension Plan benefit.
The methodology for determining the present value of the accumulated benefits under the Executive Pension Plan uses the same assumptions and methodologies as the Pension Plan described above. The present value of accumulated benefits at December 31, 2016 is determined as the lump sum value of the benefit based on the participant’s accumulated annual accrual credits and unlimited final average earnings, which were frozen as of February 28, 2016 offset by the Pension Plan benefits.
The SERP
Effective January 1, 2014, the Assurant SERP was closed to any new participants. Effective March 1, 2016, the Assurant SERP was frozen to better align benefit offerings with the marketplace. None of the NEOs are eligible to participate in the Assurant SERP.
Number of Years of Credited Service
Eligibility for the Pension Plan and Assurant Executive Pension Plan is based on a one year waiting period from date of hire and results in the same amount of credited service under both plans. No additional credited service will be earned after February 29, 2016 for the Pension Plan and Executive Pension Plan.
Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans
The table below sets forth, for each NEO, information with respect to each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified. The Company currently maintains the ADC Plan, which provides for the deferral of compensation on a basis that is not tax qualified.
Nonqualified Defined Contribution and Other Nonqualified Deferred
Compensation Plans Table for Fiscal Year 2016

Name	Plan	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY [1,2] ($)	Aggregate Earnings in Last FY [1] ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at last FYE [1] ($)
(a)		(b)	(c)	(d)	(e)	(f)
Tammy L. Schultz	ADC Plan	—	—	—	—	—
	Executive 401(k) Plan	—	7,559	1,314	—	23,641
	TOTAL	—	7,559	1,314	—	23,641
Miles B. Yakre	ADC Plan	—	—	—	—	—
	Executive 401(k) Plan	—	—	(3,406)	231,236	—
	TOTAL	—	—	(3,406)	231,236	—
Tamrha V. Mangelsen	ADC Plan	—	—	—	—	—
	Executive 401(k) Plan	—	—	—	—	—
	TOTAL	—	—	—	—	—
Paula M. SeGuin	ADC Plan	—	—	—	—	—
	Executive 401(k) Plan	—	—	—	—	—
	TOTAL	—	—	—	—	—

1
The amounts in column (c) were reported as 2016 compensation in the “All Other Compensation” column of the Summary Compensation Table as follows: Ms. Schultz, $7,559 of Company contributions to the Executive 401(k).

The NEOs’ Aggregate Earnings in the last fiscal year reported in column (d) with respect to the ADC Plan, as applicable, represent the notional capital gains or losses on investments in publicly available mutual funds, and notional interest and dividends held in the plans, during 2016. The Company does not provide any preferential or above market earnings or contributions. These earnings are not reported in any column of the Summary Compensation Table. With respect to the Executive 401(k) Plan, the aggregate earnings represent the notional capital gains or losses, interest and dividends on the aggregate balance, during 2016. Similarly, the Company does not provide any above market or preferential earnings and these earnings are not reported in the Summary Compensation Table.

For the Executive 401(k) Plan, the following amounts that make up the totals in column (f) were reported as compensation in the “All Other Compensation” column of the Summary Compensation Table for the 2014, 2015 and 2016 fiscal years, as applicable: for Ms. Schultz, $23,641 for 2016; for Mr. Yakre, $11,431 for 2014; and $18,670 for 2015.

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2
The Executive 401(k) Plan amounts reported in this column reflect the Company contribution to the Executive 401(k) Plan (6% of eligible compensation in excess of the limit under IRC Section 401(a)(17)). The amounts in this column also include a special one-time 3% Profit Sharing contribution for the Executive 401(k) Plan. Assurant provided this special one-time contribution to employees for 2016 in connection with freezing the Executive Pension Plan effective March 1, 2016

3	The Company does not currently make any contributions to the ADC Plan.

4	The Executive 401(k) Plan does not provide for participant contributions.
Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table
The following is a description of the plans and information reported in the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table.
The ADC Plan
Participation in the ADC Plan is restricted to a select group of management or highly compensated employees of Assurant. Under the terms of the ADC Plan, deferral elections can be made once a year with respect to base salary, incentive payments or (with respect to the Board of Directors) director fees to be earned in the following year. Benefits under the ADC Plan are notionally invested in accordance with participant elections among various publicly available mutual funds and deferred amounts and any notional earnings or losses are credited to a deemed investment account. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. Each deferral must remain in the plan for at least one full calendar year, until July 1 of the following year or until the earlier of termination, disability or death. Deferrals cannot be changed or revoked during the plan year, except as permitted by applicable law. Upon voluntary or involuntary termination (including retirement) or disability, participants can withdraw their account balances from the ADC Plan in a lump sum or in annual installments over five, ten or fifteen years or other agreed upon installment schedule between the participant and the administrator As a result of IRC Section 409A, certain key employees (including the NEOs) are subject to a six-month waiting period for distributions following termination.
The Executive 401(k) Plan
Eligible employees may generally participate in this plan after completing one year of service with the Company and when their eligible compensation exceeds the compensation limit under the Code. The Parent makes an annual contribution for each participant in this plan equal to 6% of eligible compensation in excess of the Code's limit (which was $265,000 for 2016). The participant must be employed on the last regularly scheduled work day of the year in order to receive the contribution unless the participant retires, becomes totally disabled, dies or his or her employment is terminated in the fourth quarter of the year as a result of a reduction in work force. The participants select among various publicly available mutual funds in which the contributions are deemed to be invested on a tax deferred basis. These notional contributions are credited with notional earnings and losses based on the performance of the mutual funds. Currently, Assurant does not provide any above market earnings or preferential earnings to the participants. For the NEOs, eligibility for retirement under the Executive 401(k) Plan is based upon reaching age 55 and completing ten years of service. Please see footnote 3 to the Summary Compensation Table above, for quantification of Company contributions to the Executive 401(k) Plan in 2015.
The benefits under the Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A. A participant becomes vested in the benefits under the Executive 401(k) Plan after three years of service. All of the NEOs who participate in the Executive 401(k) Plan are 100% vested in their Executive 401(k) Plan benefit.
Potential Payments Upon Termination or Change of Control
The following section sets forth for each NEO, an estimate of potential payments the NEO would have received at, following, or in connection with termination of employment under the circumstances described below on December 31, 2016.

120	Union Security Insurance Company

Potential Payments Upon Termination or Change of Control Table on December 31, 2016

Name	Payout if Terminates Voluntarily 12/31/16 Not Retirement)	Payout if Terminates Voluntarily 12/31/16 Retirement) [1]	Payout if Terminated Involuntarily 12/31/16 [2]	Payout if Terminated Upon Change of Control 12/31/16	Payout if Terminated Upon Death 12/31/16	Payout if Terminated Upon Disability 12/31/16
	(a)	(b)	(c)	(d)	(e)	(f)
Tammy L. Schultz
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards [3]	—	—	$191,663	$191,663	$191,663	$191,663
Executive Pension Plan [4]	$29,539	—	$29,539	$29,539	$29,539	$29,539
Executive 401(k) Plan [5]	$23,641	—	$23,641	$23,641	$23,641	$23,641
Welfare Benefit Lump Sum [6]	—	—	111	$111	—	—
Severance [8]	—	—	258,085	258,085	—	—
Outplacement [7]	—	—	3,500	$3,500	—	—
TOTAL	$53,180	—	$506,539	$506,539	$244,843	$244,843
Miles B. Yakre
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards [3]	—	—	$242,381	—	—	—
Executive Pension Plan [4]	—	—	$275,422	—	—	—
Executive 401(k) Plan [5]	—	—	$231,236	—	—	—
Welfare Benefit Lump Sum [6]	—	—	—	—	—	—
Severance [8]	—	—	—	—	—	—
Outplacement [7]	—	—	—	—	—	—
TOTAL	—	—	$749,039	—	—	—
Tamrha V. Mangelsen
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards [3]	—	$46,987	$46,987	$46,987	$39,744	$39,744
Executive Pension Plan [4]	—	—	—	—	—	—
Executive 401(k) Plan [5]	—	—	—	—	—	—
Welfare Benefit Lump Sum [6]	—	—	$4,292	$4,292	—	—
Severance [8]	—	—	$133,077	$133,077	—	—
Outplacement [7]	—	—	$3,500	$3,500	—	—
TOTAL	—	$46,987	$187,856	$187,856	$39,744	$39,744
Paula M. SeGuin
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards [3]	—	—	$45,409	$45,409	$45,409	$45,409
Executive Pension Plan [4]	—	—	—	—	—	—
Executive 401(k) Plan [5]	—	—	—	—	—	—
Welfare Benefit Lump Sum [6]	—	—	$4,292	$4,292	—	—
Severance [8]	—	—	$121,015	$121,015	—	—
Outplacement [7]	—	—	$2,000	$2,000	—	—
TOTAL	—	—	$172,716	$172,716	$45,409	$45,409

1
As of December 31, 2016, Ms. Mangelsen met the requirements for retirement eligibility (age 55 with 10 years of service). Accordingly, a voluntary termination by the executive would be considered a retirement and column (a) “Payout if Terminated Voluntarily (Not Retirement)” would not apply. Because none of the other NEOs were retirement eligible as of December 31, 2016, the column entitled “Payout if Terminated Voluntarily (Retirement)” does not apply to them.

2
The values in this column reflect an involuntary termination for reasons other than for cause. In the event of an involuntary termination for cause, the same amounts would be payable except the NEOs would not receive a pro-rata vesting with respect to their ALTEIP grants.

3
These amounts assume accelerated vesting and/or exercise of all or a portion of unvested equity awards on December 30, 2016 based on the closing stock price of $92.86, except for Mr. Yakre whose RSUs were valued as of the day of separation, February 29, 2016 based on the closing stock price of $71.10 and his outstanding PSUs were valued as of December 30, 2016 based on the closing stock price of $92.86. These amounts also reflect accelerated vesting in the event of a change of control of the Company (with the exception of Ms. Mangelsen) and pro-rata vesting in the event of death, disability or an involuntary termination for reasons other than cause. PSU amounts are computed based on the achievement of target level performance for each award.

For Ms. Mangelsen, values in columns (b) and (c) reflect accelerated vesting of unvested equity awards granted prior to 2016 as she meet the requirements for retirement eligibility.

4	Executive Pension Plan benefits are payable only as a lump sum payment and as soon as administratively feasible following termination (in compliance with IRC Section 409A).

Union Security Insurance Company	121

5
This amount includes the Company’s contribution to the Executive 401(k) Plan made in 2016. The amounts in this column also include a special one-time 3% Profit Sharing contribution for the Executive 401(k) Plan. Assurant provided this special one-time contribution to employees for 2016 in connection with freezing the Executive Pension Plan effective March 1, 2016.

6
Although no agreements exist with respect to the exact welfare benefit lump sum an NEO would receive upon an involuntary termination, in accordance with the Parent’s current practice, the Parent may, but is not obligated to, pay a discretionary welfare benefit lump sum. This amount represents a one-time lump sum payment by the Company that equals the value of Company paid premiums for the medical and dental plans as of December 31, 2016 based on the years of severance service, severance level, and the individual’s benefit election.

7
Although no agreements exist with respect to the exact outplacement benefits an NEO would receive upon an involuntary termination, in accordance with the Parent’s current practice, the Parent may, but is not obligated to, pay a discretionary outplacement benefit. This amount represents the Company’s best estimate of the costs of outplacement services for an NEO.

8
Although no agreements exist with respect to the exact severance an NEO would receive upon an involuntary termination, in accordance with the Parent’s current practice, the Parent may, but is not obligated to, pay discretionary severance amounts depending on the facts and circumstances of the NEO’s termination.

Narrative to the Potential Payments Upon Termination or Change of Control Table
The following is a description of the information reported in the Potential Payments Upon Termination or Change of Control Table, including the methodology and material assumptions made in calculating the Executive Pension Plan benefits payable in the event of disability or death. The material terms of the Executive Pension Plan are described in the section entitled "Narrative to the Pension Benefits Table" above. The material terms of the ADC Plan and the Executive 401(k) Plan are described in the section entitled "Narrative to the Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table" above. Additional information on the ALTEIP is described in the CD&A and the section entitled "Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table" above.
Treatment of Annual Incentive Awards
Under the STIP, if a participant's employment is terminated during a performance period due to retirement, death or a reduction in force or job elimination, the Parent may grant the participant a pro-rated award. Upon a change of control of the Parent, each participant will be paid an amount based on the level of achievement of the performance goals as determined by the Assurant Compensation Committee no later than the date of the change of control.
Accelerated and Pro-rated Vesting of Equity Awards
Upon a termination due to death or disability, RSUs and PSUs vest on a pro-rata basis (subject, in the case of PSUs, to the level of performance achieved). RSUs and PSUs vest in full upon retirement (subject, in the case of PSUs, to the level of performance achieved), except for grants made in the year of retirement, which are forfeited. RSUs and PSUs vest on a pro-rata basis upon an involuntary termination without cause (subject, in the case of PSUs, to the level of performance achieved), and are forfeited upon a voluntary termination.
In the event of a change of control of the Company, awards under the ALTEIP would be prorated based on treatment as an involuntary termination. If the Parent’s stockholders approve the 2017 ALTEIP, equity grants to our NEOs will be made pursuant to the 2017 ALTEIP thereafter. In the event of a change of control, the 2017 ALTEIP provides that RSUs will vest in full and PSUs will vest based on the greater of: (i) an assumed achievement of all relevant performance goals at the “target” level pro-rated based upon the length of time within the performance period that has elapsed prior to the change in control or (ii) the actual level of achievement of all relevant performance goals (measured as of the latest date immediately preceding the change in control for which performance can, as a practical matter, be determined).
The Executive 401(k) Plan
The benefits under the Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A.
Change of Control Agreements
None of the NEOs except for Mr. Yakre was party to a COC Agreement in 2016. The COC Agreement for Mr. Yakre was expressly assumed by Sun Life as part of the Master Transaction Agreement by and between Assurant, Inc. and Sun Life Assurance Company of Canada, dated as of September 9, 2015. The Parent has no further obligation under Mr. Yakre’s COC Agreement.
Assurant, Inc. was also a party to a Severance Agreement with Mr. Yakre, dated February 12, 2015, that provided for severance and other benefits to Mr. Yakre in the event of certain transactions involving Assurant Employee Benefits other than an outright sale. Consequently, with the sale of the Assurant Employee Benefits division to Sun Life Assurance Company of Canada, Mr. Yakre’s Severance Agreement expired without the payment of any benefits thereunder to Mr. Yakre.
COMPENSATION OF DIRECTORS
The directors of the Company are identified above. Each director of the Company is an employee and received no additional compensation for service as a director during 2016.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Company does not have a standing compensation committee of its Board, or any committee that performs similar functions.

122	Union Security Insurance Company

Compensation decisions regarding the executive officers of the Company are made either by the Assurant Compensation Committee, by the Chief Financial Officer of the Parent or by senior management at the Company, as applicable.
No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions) of another entity, one of whose executive officers served as a director of the Company. No executive officer of the Company served as a director of another entity, one of whose executive officers served as a director of the Company. No director of the Company had any relationship pursuant to which disclosure would be required under applicable rules of the SEC pertaining to the disclosure of transactions with related persons.
(M) SECURITY OWNERSHIP OF BENEFICIAL HOLDERS
Union Security Insurance Company is a wholly-owned subsidiary of Assurant, Inc. and does not have any other voting securities held by any entity or individual other than Assurant, Inc.
SECURITY OWNERSHIP OF MANAGEMENT
The following table provides information concerning the beneficial ownership of Common Stock of Assurant, Inc., the parent company of the Company, as of December 31, 2016, by the Company’s Chief Executive Officer, Chief Financial Officer, and the Company’s other one most highly compensated executive officer, each director, and all executive officers and directors as a group. As of December 31, 2016, Assurant, Inc. had 55,941,483 outstanding shares of Common Stock. Except as otherwise indicated, all persons listed below have sole voting power and dispositive power with respect to their shares, except to the extent that authority is shared by their spouses, and have record and beneficial ownership of their shares.

Name of Beneficial Owner	Shares of Common Stock Owned Beneficially [1]	Percentage of Class
Tammy L. Schultz	4,000	*
Tamrha V. Mangelsen	2,282	*
Paula M. SeGuin	3,680	*
Miles B. Yakre	100	*
Keith Demmings	222	*
Richard Dziadzio	0	*
Eric Kurzrok	1,546	*
		*
All directors and executive officers as a group (7 persons)	11,830	*
* Less than one percent of class.
1 (a) Includes: for Ms. Mangelsen, 1,640 shares of Common Stock; for all directors and executive officers as a group, 1,640 shares of Common Stock held through the Assurant 401(k) Plan, as of December 31, 2016.
(b) Includes restricted stock units (“RSUs”) that that will vest and/or become payable on or within 60 days of December 31, 2016 in exchange for the following amounts of Common Stock as of December 31, 2016: For Ms. Seguin, 100 shares, for Ms. Mangelsen, 347 shares, all of which would be issuable upon retirement. RSUs that will vest on or within 60 days of December 31, 2016 in exchange for shares of Common Stock, for all directors and executive officers as a group, totaled 447 shares.
(N) TRANSACTIONS WITH RELATED PERSONS
The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, information technology, auditing, investment, actuarial and other administrative functions. The tax payments were $272,767 for the year ended December 31, 2016. The increase in 2016 tax payments relates to the gains resulting from the AEB sale. The net amounts paid for non-tax related services and obligations to the Parent and its affiliates for the year ended December 31, 2016 was $23,096.
Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.
Review, Approval or Ratification of Transactions with Related Persons
The Parent has adopted the Assurant, Inc. Related Person Transaction Policy in order to provide written guidelines on the review, approval and monitoring of transactions involving related persons (directors and executive officers of the Parent or their immediate family members, or stockholders owning five percent or greater of the Company's outstanding Common Stock). The policy covers any related person transaction that meets the minimum threshold for disclosure under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).
Policy:

Union Security Insurance Company	123

•
Related person transactions must be approved by the Nominating and Corporate Governance Committee of the Parent's Board of Directors (the "Assurant Nominating Committee"), which will approve the transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders. In determining whether to approve or ratify a transaction, the Assurant Nominating Committee will take into account, among other factors it deems appropriate: (1) the benefits to the Company; (2) the extent of the related person's interest in the transaction, including the related person's position(s) or relationship(s) with, or ownership in, the entity that is a party to, or has an interest in, the transaction; (3) the impact on a director's independence if the related person is a director, an immediate family member of a director or an entity in which the director is a partner, stockholder or executive officer; and (4) whether the transaction is on terms no less favorable to the Parent than terms generally available to an unrelated third-party under similar circumstances.

•
If a related person transaction will be ongoing, the Assurant Nominating Committee may establish guidelines for management to follow in its ongoing dealings with the related person. Thereafter, the Assurant Nominating Committee, on at least an annual basis, will review and assess the ongoing relationship with the related person to see that it remains appropriate.

Procedures:

•	Related persons must notify the Parent's law department in advance of any potential related person transaction.

•
If the law department determines that the proposed transaction involves an amount in excess of $120,000 and a related person has a material direct or indirect interest, the proposed transaction will be submitted to the Assurant Nominating Committee for consideration at its next meeting.

•
The Assurant Nominating Committee will review the facts of all related person transactions that require approval and either approve or disapprove the entry into the transaction. If advance approval is not feasible, then the transaction will be considered and, if the Assurant Nominating Committee determines it to be appropriate, ratified at its next meeting.

•	No director will participate in any discussion or approval of a transaction in which he or she is a related person.
Director Independence
We are not a listed issuer and therefore are not subject to the listing requirements of any national securities exchange or inter-dealer quotation system. As a result, currently, we are not required to have a board of directors comprised of a majority of "independent directors." The Company is an insurance company domiciled in Kansas and the Kansas insurance regulations do not require any independent directors to serve on the Board. We currently do not have any independent directors serving on our Board.

124	Union Security Insurance Company

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Independent Registered Public Accounting Firm
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statements

Union Security Insurance Company	125

Appendix I — Sample Market Value Adjustment Calculations
We will determine the Market Value Adjustment by multiplying the general account value that is withdrawn or transferred from the existing Guarantee Period (after deduction of any applicable surrender charge) by the following factor:
[(1 + I)/(1 + J + .005)]N/12 — 1
where,
•  I is the guaranteed interest rate we credit to the general account value that is withdrawn or transferred from the existing Guarantee Period.
•  J is the guaranteed interest rate we are then offering for new Guarantee Periods with durations equal to the number of years remaining in the existing Guarantee Period (rounded up to the next higher number of years).
•  N is the number of months remaining in the existing Guarantee Period (rounded up to the next higher number of months).
Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 +.07+ .005)]60/12 — 1]
	=	$234.73
Amount transferred or withdrawn (adjusted for Market Value Adjustment): $10,234.73
Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		9%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 + .09 + .005)]60/12 — 1]
	=	–$666.42
Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,333.58
Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred		$10,000
Guarantee Period		7 years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7.75%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 + .0775+ .005)]60/12 — 1]
	=	–$114.94
Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,885.06

126	Union Security Insurance Company

Sample Calculation 4: Neutral Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period:		7 years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		8%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 + .08+ .005)]60/12 — 1]
	=	–$228.30
Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,771.70
*  Assumed for illustrative purposes only.
For Contracts we issue in Florida, we will determine the Market Value Adjustment by multiplying the general account value that is withdrawn or transferred from the existing Guarantee Period (after deduction of any applicable surrender charge) by the following factor:
[(1 + I)/(1 + J + .0025)]N/12 — 1
where,
•  I is the guaranteed interest rate we credit to the general account value that is withdrawn or transferred from the existing Guarantee Period.
•  J is the guaranteed interest rate we are then offering for new Guarantee Periods with durations equal to the number of years remaining in the existing Guarantee Period (rounded up to the next higher number of years).
•  N is the number of months remaining in the existing Guarantee Period (rounded up to the next higher number of months).
Sample Calculation 1: Positive Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 +.07+ .0025)]60/12 — 1]
	=	$354.57
Amount transferred or withdrawn (adjusted for Market Value Adjustment): $10,354.57
Sample Calculation 2: Negative Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period		7 years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		9%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 + .09 + .0025)]60/12 — 1]
	=	–$559.14
Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,440.86

Union Security Insurance Company	127

Sample Calculation 3: Negative Adjustment

Amount withdrawn or transferred		$10,000
Guarantee Period		7 years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		7.75%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 + .0775+ .0025)]60/12 — 1]
	=	0
Amount transferred or withdrawn (adjusted for Market Value Adjustment): $10,000
Sample Calculation 4: Neutral Adjustment

Amount withdrawn or transferred		$10,000
Existing Guarantee Period:		7 years
Time of withdrawal or transfer		Beginning of 3rd year of Existing Guarantee Period
Guaranteed Interest Rate (I)		8%*
Guaranteed Interest Rate for new 5-year guarantee (J)		8%*
Remaining Guarantee Period (N)		60 months
Market Value Adjustment:	=	$10,000 x [[(1 + .08)/(1 + .08+ .005)]60/12 — 1]
	=	–$114.94
Amount transferred or withdrawn (adjusted for Market Value Adjustment): $9,885.06

* Assumed for illustrative purposes only.

128	Union Security Insurance Company

Appendix II — Investments by Union Security
Union Security's legal obligations with respect to the Guarantee Periods are supported by our general account assets. These general account assets also support our obligations under other insurance and annuity contracts. Investments purchased with amounts allocated to the Guarantee Periods are the property of Union Security, and you have no legal rights in such investments. Subject to applicable law, we have sole discretion over the investment of assets in our general account. Neither our general account nor the Guarantee Periods are subject to registration under the Investment Company Act of 1940.
We will invest amounts in our general account in compliance with applicable state insurance laws and regulations concerning the nature and quality of investments for the general account. Within specified limits and subject to certain standards and limitations, these laws generally permit investment in:
•  federal, state and municipal obligations,
•  preferred and common stocks,
•  corporate bonds,
•  real estate mortgages and mortgage backed securities,
•  real estate, and
•  certain other investments, including various derivative investments.
See the Financial Statements for information on our investments.
When we establish guaranteed interest rates, we will consider the available return on the instruments in which we invest amounts allocated to the general account. However, this return is only one of many factors we consider when we establish the guaranteed interest rates. See "Guarantee Periods".
Generally, we expect to invest amounts allocated to the Guarantee Periods in debt instruments. We expect that these debt instruments will approximately match our liabilities with regard to the Guarantee Periods. We also expect that these debt instruments will primarily include:
(1)  securities issued by the United States Government or its agencies or instrumentalities. These securities may or may not be guaranteed by the United States Government;
(2)  debt securities that, at the time of purchase, have an investment grade within the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), or any other nationally recognized rating service. Moody's four highest grades are: Aaa, Aa, A, and Baa. Standard & Poor's four highest grades are: AAA, AA, A, and BBB;
(3)  other debt instruments including, but not limited to, issues of, or guaranteed by, banks or bank holding companies and corporations. Although not rated by Moody's or Standard & Poor's, we deem these obligations to have an investment quality comparable to securities that may be purchased as stated above;
(4)  other evidences of indebtedness secured by mortgages or deeds of trust representing liens upon real estate.
Except as required by applicable state insurance laws and regulations, we are not obligated to invest amounts allocated to the general account according to any particular strategy.
The Contracts are reinsured by Hartford Life and Annuity Insurance Company. As part of this reinsurance arrangement, the assets supporting the the General Account under the Contracts are held by Union Security; however, these assets are managed by Hartford Investment Management Company ("HIMCO"), an affiliate of Hartford Life and Annuity Insurance Company. HIMCO generally invests those assets as described above for the Contract General Account related investments of Union Security.

Union Security Insurance Company	129

To obtain a Statement of Additional Information, please call us at 1-800-862-6668 or complete the form below and mail to:
Union Security Insurance Company
c/o Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
Please send a Statement of Additional Information for Masters+ Variable Annuity to me at the following address:
Name

Address

City/State  Zip Code

Statement of Additional Information
Union Security Insurance Company
Variable Account D
Masters Variable Annuity
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.
To obtain a Prospectus, send a written request to Union Security Insurance Company c/o The Hartford, P. O. Box 14293, Lexington, KY 40512-4293
Date of Prospectus: May 1, 2017
Date of Statement of Additional Information: May 1, 201 7

General Information
Safekeeping of Assets
Union Security holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Union Security's general corporate assets. Records are maintained by Hartford Securities Distribution, Inc. ("HSD") of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The statements of assets and liabilities of the individual sub-accounts which comprise Variable Account D of Union Security Insurance Company as of December 31, 2016, and the related statements of operations for each of the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Independent Registered Public Accounting Firm
The consolidated financial statements of Union Security Insurance Company as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
HSD serves as principal underwriter for the contracts. Its principal business office is One Hartford Plaza, Hartford, CT 06155. HSD is a wholly owned subsidiary of Hartford Financial Services, LLC., which is an indirect subsidiary of Hartford Life, Inc. (the "Parent"). Hartford Life, Inc. is ultimately owned by The Hartford Financial Services Group, Inc. ("The Hartford"). HSD is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").
On November 19, 2012, Union Security began paying HSD underwriting commissions for its role as principal underwriter of all contracts offered through this separate account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as principal underwriter has been: 2016: $2,434,887; 2015: 2,475,404; and 2014: $12,793,845.
Prior to November 19, 2012, Union Security paid Woodbury Financial Services, Inc. ("Woodbury") underwriting commissions for its role as principal underwriter of all contracts offered through this separate account.
Performance Related Information
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Union Security uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and

2

expense risk charge, the highest possible contingent deferred charge, any applicable administrative charge or annual maintenance fee.
The formula Union Security uses to calculate standardized total return is P(1+T)n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.
In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and any annual maintenance fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula Union Security uses to calculate yield is: YIELD = 2[(a – b/cd + 1)6 – 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Union Security takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Union Security then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Union Security then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A – B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Union Security deducts for mortality and expense risk charge, any applicable administrative charge or annual maintenance fee. "C" represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Union Security uses is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] – 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper

3

Analytical Services, Morningstar, Inc. or other recognized ranking services.

4

Statement of Additional Information
Union Security Insurance Company
Variable Account D
Masters+ Variable Annuity
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.
To obtain a Prospectus, send a written request to Union Security Insurance Company c/o Hartford Life and Annuity Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293
Date of Prospectus: May 1, 2017
Date of Statement of Additional Information: May 1, 2017

General Information
Safekeeping of Assets
Union Security holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Union Security's general corporate assets. Records are maintained by Hartford Securities Distribution, Inc. ("HSD") of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The statements of assets and liabilities of the individual sub-accounts which comprise Variable Account D of Union Security Insurance Company as of December 31, 2016, and the related statements of operations for each of the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Independent Registered Public Accounting Firm
The consolidated financial statements of Union Security Insurance Company as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 included in this Registration Statement have been audited by PricewaterhouseCoopers LLP and are included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
HSD serves as principal underwriter for the contracts. Its principal business office is One Hartford Plaza, Hartford, CT 06155. HSD is a wholly owned subsidiary of Hartford Financial Services, LLC., which is an indirect subsidiary of Hartford Life, Inc. (the "Parent"). Hartford Life, Inc. is ultimately owned by The Hartford Financial Services Group, Inc. ("The Hartford"). HSD is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").
On November 19, 2012, Union Security began paying HSD underwriting commissions for its role as principal underwriter of all contracts offered through this separate account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as principal underwriter has been: 2016: $2,434,887; 2015: 2,475,404; and 2014: $12,793,845.
Prior to November 19, 2012, Union Security paid Woodbury Financial Services, Inc. ("Woodbury") underwriting commissions for its role as principal underwriter of all contracts offered through this separate account.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Union

2

Security uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and expense risk charge, the highest possible contingent deferred charge, any applicable administrative charge or annual maintenance fee.
The formula Union Security uses to calculate standardized total return is P(1+T)n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.
In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and any annual maintenance fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula Union Security uses to calculate yield is: YIELD = 2[(a – b/cd +1)6 – 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Union Security takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Union Security then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Union Security then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A – B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Union Security deducts for mortality and expense risk charge, any applicable administrative charge or annual maintenance fee. "C" represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Union Security uses is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] – 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper

3

Analytical Services, Morningstar, Inc. or other recognized ranking services.

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Contract Owners of Variable Account D of Union Security Insurance Company and the Board of Directors of Hartford Life Insurance Company
We have audited the accompanying statements of assets and liabilities as of December 31, 2016, and the related statements of operations for each of the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended for each of the following individual Sub-Accounts comprising Variable Account D of Union Security Insurance Company (the “Account”):

American Century VP Balanced Fund	Hartford U.S. Government Securities HLS Fund
American Century VP Capital Appreciation Fund	Hartford Value HLS Fund
AB VPS International Growth Portfolio	VY JPMorgan Emerging Markets Equity Portfolio
Invesco V.I. Core Equity Fund	Invesco V.I. Global Health Care Fund
Invesco V.I. International Growth Fund	Invesco V.I. Technology Fund
Invesco V.I. Government Money Market Fund	MFS® Growth Fund
(Formally Invesco V.I Money Market Fund)	MFS® High Yield
AB VPS Large Cap Growth Portfolio	MFS® Strategic Income Portfolio
Wells Fargo VT Omega Growth Fund	Neuberger Berman Short Duration Bond Portfolio
Federated Managed Tail Risk Fund II	Neuberger Berman Large Cap Value Portfolio
Federated Fund for U.S. Government Securities Fund II	Pioneer Fund VCT Portfolio
Federated High Income Bond Fund II	Deutsche CROCI International VIP Fund
Federated Government Money Fund II (Formerly	Pioneer Select Mid Cap Growth VCT Portfolio
Federated Prime Money Fund II)	VanEck VIP Unconstrained Emerging Markets Bond
Federated Quality Bond Fund II	Fund (Formerly Van Eck VIP Unconstrained
Federated Managed Volatility Fund II	Emerging Markets Bond Fund)
Federated Kaufmann Fund II	VanEck VIP Global Hard Assets Fund (Formerly Van
Hartford Balanced HLS Fund	Eck VIP Global Hard Assets Fund)
Hartford Total Return Bond HLS Fund	Wells Fargo VT Index Asset Allocation Fund
Hartford Capital Appreciation HLS Fund	Wells Fargo VT Total Return Bond Fund
Hartford Dividend and Growth HLS Fund	Wells Fargo VT Intrinsic Value Fund
Hartford Global Growth HLS Fund	Wells Fargo VT International Equity Fund
Hartford Disciplined Equity HLS Fund	Wells Fargo VT Small Cap Growth Fund
Hartford Growth Opportunities HLS Fund	Wells Fargo VT Discovery Fund
Hartford High Yield HLS Fund	Wells Fargo VT Opportunity Fund
Hartford International Opportunities HLS Fund	HIMCO VIT Index Fund
Hartford Small/Mid Cap Equity HLS Fund	Voya Global Equity Portfolio (Formerly Voya Global
Hartford MidCap Value HLS Fund	Value Advantage Portfolio, merged with Voya Global
Hartford Ultrashort Bond HLS Fund	Resources Portfolio)
Hartford SmallCap Growth HLS Fund	NVIT Emerging Markets Fund (Merged with NVIT
Hartford Stock HLS Fund	Developing Markets Fund)

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts above as of December 31, 2016, the results of their operations for each of the periods then ended, the changes in their net assets for each of the periods in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Hartford, CT
April 20, 2017

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2016

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Wells Fargo VT Omega Growth Fund	Federated Managed Tail Risk Fund II	Federated Fund for U.S. Government Securities II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 2	$—	$—	$—	$—	$—	$—	$—	$3,743,178	$—	$—
class A	—	—	263,934	—	—	—	704,312	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	679,440	189,308	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	6,109,179	961,017
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	2,004,982	606,763	11,370,973	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total investments	679,440	189,308	263,934	2,004,982	606,763	11,370,973	704,312	3,743,178	6,109,179	961,017
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	17	5	7	1,267	426	3,249	18	1,616	430	45
Other assets	—	—	—	—	—	—	—	—	—	—
Total assets	679,457	189,313	263,941	2,006,249	607,189	11,374,222	704,330	3,744,794	6,109,609	961,062

Liabilities:
Due to Sponsor Company	17	5	7	1,267	426	3,249	18	1,616	430	45
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	1	—	—	—	—
Total liabilities	17	5	7	1,267	426	3,250	18	1,616	430	45

Net assets:
For contract liabilities	$679,440	$189,308	$263,934	$2,004,982	$606,763	$11,370,972	$704,312	$3,743,178	$6,109,179	$961,017

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$3,743,178	$—	$—
class A	—	—	263,934	—	—	—	704,312	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	679,440	189,308	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	6,109,179	961,017
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	2,004,982	606,763	11,370,972	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$679,440	$189,308	$263,934	$2,004,982	$606,763	$11,370,972	$704,312	$3,743,178	$6,109,179	$961,017

Shares:
class 2	—	—	—	—	—	—	—	175,079	—	—
class A	—	—	15,221	—	—	—	15,575	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	97,481	13,541	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	1,270,100	89,148
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	57,981	18,448	11,370,973	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total shares	97,481	13,541	15,221	57,981	18,448	11,370,973	15,575	175,079	1,270,100	89,148

Cost	$658,218	$167,524	$335,446	$1,670,563	$336,918	$11,370,973	$550,634	$3,760,115	$7,291,944	$997,898

Deferred contracts in the accumulation period:
Units owned by participants #	19,784	5,437	27,569	108,287	32,875	1,098,806	14,106	175,027	1,000,012	52,030
Minimum unit fair value #*	$32.253865	$34.817859	$8.151929	$17.097254	$17.642986	$9.370614	$43.777461	$19.513858	$5.959551	$15.782576
Maximum unit fair value #*	$32.253865	$34.817859	$8.151929	$30.716284	$17.642986	$9.853471	$43.777461	$19.513858	$11.836813	$21.461562
Contract liability	$638,099	$189,308	$224,744	$1,938,302	$580,006	$10,473,344	$617,517	$3,415,447	$6,096,379	$960,581

Contracts in payout (annuitization) period:
Units owned by participants #	1,282	—	4,807	3,798	1,517	94,248	1,983	16,795	1,550	20
Minimum unit fair value #*	$32.253865	$—	$8.151929	$17.097254	$17.642986	$9.523195	$43.777461	$19.513858	$5.959551	$21.461562
Maximum unit fair value #*	$32.253865	$—	$8.151929	$30.716284	$17.642986	$9.540318	$43.777461	$19.513858	$11.836813	$21.461562
Contract liability	$41,341	$—	$39,190	$66,680	$26,757	$897,628	$86,795	$327,731	$12,800	$436

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Federated High Income Bond Fund II	Federated Government Money Fund II	Federated Quality Bond Fund II	Federated Managed Volatility Fund II	Federated Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund
	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	60,641,188	24,200,622	13,464,715	13,370,077	38,155,407
class II	—	—	—	—	—	—	—	—	—	—
class INIT	2,286,768	—	1,092,878	7,123,139	6,017,262	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	873,899	—	—	—	—	—	—	—	—
Total investments	2,286,768	873,899	1,092,878	7,123,139	6,017,262	60,641,188	24,200,622	13,464,715	13,370,077	38,155,407
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	139	61	78	502	425	38,785	5,473	3,868	8,830	22,923
Other assets	—	1	—	—	1	1	2	—	—	—
Total assets	2,286,907	873,961	1,092,956	7,123,641	6,017,688	60,679,974	24,206,097	13,468,583	13,378,907	38,178,330

Liabilities:
Due to Sponsor Company	139	61	78	502	425	38,785	5,473	3,868	8,830	22,923
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	3	1
Total liabilities	139	61	78	502	425	38,785	5,473	3,868	8,833	22,924

Net assets:
For contract liabilities	$2,286,768	$873,900	$1,092,878	$7,123,139	$6,017,263	$60,641,189	$24,200,624	$13,464,715	$13,370,074	$38,155,406

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	60,641,189	24,200,624	13,464,715	13,370,074	38,155,406
class II	—	—	—	—	—	—	—	—	—	—
class INIT	2,286,768	—	1,092,878	7,123,139	6,017,263	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	873,900	—	—	—	—	—	—	—	—
Total contract liabilities	$2,286,768	$873,900	$1,092,878	$7,123,139	$6,017,263	$60,641,189	$24,200,624	$13,464,715	$13,370,074	$38,155,406

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	2,208,346	2,182,202	320,207	604,981	1,723,370
class II	—	—	—	—	—	—	—	—	—	—
class INIT	334,323	—	99,534	748,229	360,315	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	873,899	—	—	—	—	—	—	—	—
Total shares	334,323	873,899	99,534	748,229	360,315	2,208,346	2,182,202	320,207	604,981	1,723,370

Cost	$2,336,207	$873,899	$1,094,717	$6,704,027	$5,228,413	$50,155,094	$25,311,274	$13,945,067	$13,985,612	$27,201,403

Deferred contracts in the accumulation period:
Units owned by participants #	91,939	80,297	60,120	503,370	323,294	9,125,130	5,863,491	3,973,470	4,676,092	1,027,126
Minimum unit fair value #*	$22.672877	$7.533846	$17.882017	$13.781982	$18.446377	$6.203676	$3.624850	$3.185533	$2.554204	$15.123119
Maximum unit fair value #*	$34.275408	$11.051694	$18.483332	$25.088295	$18.706377	$20.730160	$18.485680	$3.463193	$6.936671	$39.774824
Contract liability	$2,284,605	$873,900	$1,092,878	$7,105,850	$6,010,993	$59,013,068	$23,936,793	$13,451,947	$13,312,638	$37,368,247

Contracts in payout (annuitization) period:
Units owned by participants #	63	—	—	1,002	340	262,445	72,784	3,739	20,194	20,391
Minimum unit fair value #*	$34.275408	$—	$—	$13.781982	$18.446377	$6.203676	$3.624850	$3.415300	$2.844217	$31.713190
Maximum unit fair value #*	$34.275408	$—	$—	$25.088295	$18.446377	$6.203676	$3.624850	$3.415300	$2.844217	$39.774824
Contract liability	$2,163	$—	$—	$17,289	$6,270	$1,628,121	$263,831	$12,768	$57,436	$787,159

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	35,109,089	178,222,021	9,364,552	23,830,471	12,033,832	20,833,745	9,306,810	45,486,914	4,125,293	15,037,898
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total investments	35,109,089	178,222,021	9,364,552	23,830,471	12,033,832	20,833,745	9,306,810	45,486,914	4,125,293	15,037,898
Due from Sponsor Company	—	—	—	969	—	—	—	—	746	—
Receivable for fund shares sold	39,820	79,770	729	—	5,680	5,349	4,703	14,441	—	3,136
Other assets	—	—	1	—	—	—	—	—	—	1
Total assets	35,148,909	178,301,791	9,365,282	23,831,440	12,039,512	20,839,094	9,311,513	45,501,355	4,126,039	15,041,035

Liabilities:
Due to Sponsor Company	39,820	79,770	729	—	5,680	5,349	4,703	14,441	—	3,136
Payable for fund shares purchased	—	—	—	969	—	—	—	—	746	—
Other liabilities	1	—	—	5	—	—	1	—	2	—
Total liabilities	39,821	79,770	729	974	5,680	5,349	4,704	14,441	748	3,136

Net assets:
For contract liabilities	$35,109,088	$178,222,021	$9,364,553	$23,830,466	$12,033,832	$20,833,745	$9,306,809	$45,486,914	$4,125,291	$15,037,899

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	35,109,088	178,222,021	9,364,553	23,830,466	12,033,832	20,833,745	9,306,809	45,486,914	4,125,291	15,037,899
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$35,109,088	$178,222,021	$9,364,553	$23,830,466	$12,033,832	$20,833,745	$9,306,809	$45,486,914	$4,125,291	$15,037,899

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	2,455,181	5,974,590	1,154,692	1,685,323	1,498,609	1,736,145	926,973	1,699,175	61,070	1,459,990
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total shares	2,455,181	5,974,590	1,154,692	1,685,323	1,498,609	1,736,145	926,973	1,699,175	61,070	1,459,990

Cost	$31,756,217	$159,856,076	$10,330,962	$22,088,886	$14,092,636	$18,125,272	$9,273,975	$33,785,377	$2,643,222	$15,395,045

Deferred contracts in the accumulation period:
Units owned by participants #	805,688	13,084,664	372,521	8,862,023	448,788	972,799	4,198,973	809,821	1,664,008	623,234
Minimum unit fair value #*	$12.804521	$2.876072	$18.901560	$2.492132	$26.737363	$20.376617	$1.105757	$27.114307	$2.342952	$13.425716
Maximum unit fair value #*	$46.784665	$61.452399	$25.791091	$2.709385	$27.248210	$21.189679	$12.920489	$59.664641	$17.555878	$26.198950
Contract liability	$34,348,345	$174,735,083	$9,253,850	$23,532,532	$12,005,725	$20,410,450	$9,087,725	$45,127,092	$4,103,273	$14,590,305

Contracts in payout (annuitization) period:
Units owned by participants #	16,261	253,268	4,292	111,505	1,051	20,107	38,828	6,031	8,765	17,084
Minimum unit fair value #*	$46.784665	$12.831882	$25.791091	$2.671930	$26.743935	$21.051932	$1.679711	$59.664641	$2.511957	$26.198950
Maximum unit fair value #*	$46.784665	$61.452399	$25.791091	$2.671930	$26.743935	$21.051932	$12.920489	$59.664641	$2.511957	$26.198950
Contract liability	$760,743	$3,486,938	$110,703	$297,934	$28,107	$423,295	$219,084	$359,822	$22,018	$447,594

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Hartford Value HLS Fund	VY JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Global Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Fund	MFS® High Yield Portfolio	MFS® Strategic Income Portfolio	Neuberger Berman Short Duration Bond Portfolio	Neuberger Berman Large Cap Value Portfolio	Pioneer Fund VCT Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	669,069	—	—	—	—	—	315,721	670,836	500,870
class IA	23,056,178	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	2,004,725	725,392	329,085	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	726,258	460,864	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total investments	23,056,178	669,069	726,258	460,864	2,004,725	725,392	329,085	315,721	670,836	500,870
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	9,601	17	18	12	322	44	8	8	17	12
Other assets	3	—	—	—	—	—	—	1	—	1
Total assets	23,065,782	669,086	726,276	460,876	2,005,047	725,436	329,093	315,730	670,853	500,883

Liabilities:
Due to Sponsor Company	9,601	17	18	12	322	44	8	8	17	12
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	—	—	—	—	—	—	—	—
Total liabilities	9,601	18	18	12	322	44	8	8	17	12

Net assets:
For contract liabilities	$23,056,181	$669,068	$726,258	$460,864	$2,004,725	$725,392	$329,085	$315,722	$670,836	$500,871

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	669,068	—	—	—	—	—	315,722	670,836	500,871
class IA	23,056,181	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	2,004,725	725,392	329,085	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	726,258	460,864	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$23,056,181	$669,068	$726,258	$460,864	$2,004,725	$725,392	$329,085	$315,722	$670,836	$500,871

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	44,280	—	—	—	—	—	30,012	44,018	28,266
class IA	1,509,900	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	51,721	125,500	33,891	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	30,123	25,761	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total shares	1,509,900	44,280	30,123	25,761	51,721	125,500	33,891	30,012	44,018	28,266

Cost	$17,223,119	$757,907	$684,024	$379,366	$1,177,495	$765,027	$341,639	$331,643	$627,620	$565,005

Deferred contracts in the accumulation period:
Units owned by participants #	10,204,869	39,974	17,168	17,081	76,086	61,551	29,312	19,679	20,998	24,060
Minimum unit fair value #*	$2.085084	$16.737716	$42.303908	$22.988726	$21.765899	$11.281561	$11.165624	$15.890453	$31.849037	$20.727255
Maximum unit fair value #*	$2.290574	$16.737716	$42.303908	$22.988726	$42.613659	$11.664286	$11.165624	$15.890453	$31.849037	$20.727255
Contract liability	$22,904,697	$669,068	$726,258	$392,664	$1,927,378	$701,380	$327,281	$312,706	$668,764	$498,687

Contracts in payout (annuitization) period:
Units owned by participants #	67,010	—	—	2,967	2,295	2,124	162	190	65	105
Minimum unit fair value #*	$2.260626	$—	$—	$22.988726	$21.765899	$11.281561	$11.165624	$15.890453	$31.849037	$20.727255
Maximum unit fair value #*	$2.260626	$—	$—	$22.988726	$42.613659	$11.664286	$11.165624	$15.890453	$31.849037	$20.727255
Contract liability	$151,484	$—	$—	$68,200	$77,347	$24,012	$1,804	$3,016	$2,072	$2,184

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2016

	Deutsche CROCI International VIP Fund	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Unconstrained Emerging Markets Bond Fund	VanEck VIP Global Hard Assets Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund
	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 2	$—	$—	$—	$—	$1,721,072	$101,157	$1,410,090	$350,556	$117,050	$—
class A	489,870	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	1,304,721	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	40,002,117
class II	—	—	32,692	696,191	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total investments	489,870	1,304,721	32,692	696,191	1,721,072	101,157	1,410,090	350,556	117,050	40,002,117
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	91	32	1	17	132	8	663	9	9	32,309
Other assets	—	—	—	—	—	—	—	—	—	1
Total assets	489,961	1,304,753	32,693	696,208	1,721,204	101,165	1,410,753	350,565	117,059	40,034,427

Liabilities:
Due to Sponsor Company	91	32	1	17	132	8	663	9	9	32,309
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—
Total liabilities	91	32	1	17	132	8	663	9	9	32,309

Net assets:
For contract liabilities	$489,870	$1,304,721	$32,692	$696,191	$1,721,072	$101,157	$1,410,090	$350,556	$117,050	$40,002,118

Contract Liabilities:
class 2	$—	$—	$—	$—	$1,721,072	$101,157	$1,410,090	$350,556	$117,050	$—
class A	489,870	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	1,304,721	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	40,002,118
class II	—	—	32,692	696,191	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$489,870	$1,304,721	$32,692	$696,191	$1,721,072	$101,157	$1,410,090	$350,556	$117,050	$40,002,118

Shares:
class 2	—	—	—	—	89,826	22,732	169,279	13,530	4,745	—
class A	75,714	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	55,379	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	962,052
class II	—	—	4,026	28,840	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total shares	75,714	55,379	4,026	28,840	89,826	22,732	169,279	13,530	4,745	962,052

Cost	$589,168	$1,306,448	$42,219	$671,138	$1,221,740	$107,326	$1,288,500	$317,720	$103,230	$36,478,897

Deferred contracts in the accumulation period:
Units owned by participants #	30,431	34,517	1,489	17,514	86,414	7,677	49,196	5,593	6,133	1,177,587
Minimum unit fair value #*	$15.653815	$37.764925	$19.656482	$29.125891	$19.646382	$13.176289	$27.881837	$51.931204	$17.519732	$8.539662
Maximum unit fair value #*	$15.653815	$37.764925	$19.656482	$29.125891	$19.646382	$13.176289	$27.881837	$51.931204	$17.519732	$36.437406
Contract liability	$476,354	$1,303,532	$29,262	$510,123	$1,697,714	$101,157	$1,371,671	$290,469	$107,446	$39,183,512

Contracts in payout (annuitization) period:
Units owned by participants #	864	32	175	6,388	1,189	—	1,378	1,157	548	23,154
Minimum unit fair value #*	$15.653815	$37.764925	$19.656482	$29.125891	$19.646382	$—	$27.881837	$51.931204	$17.519732	$35.211299
Maximum unit fair value #*	$15.653815	$37.764925	$19.656482	$29.125891	$19.646382	$—	$27.881837	$51.931204	$17.519732	$36.437406
Contract liability	$13,516	$1,189	$3,430	$186,068	$23,358	$—	$38,419	$60,087	$9,604	$818,606

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2016

	VOYA Global Equity Portfolio	NVIT Emerging Markets Fund
	Sub-Account (5)	Sub-Account (6)(7)

Assets:
Investments, at market value
class 2	$—	$—
class A	—	—
class D	—	246,852
class I	—	—
class IA	—	—
class II	—	—
class INIT	—	—
class PRIM	217,566	—
class S	—	—
class S1	—	—
Total investments	217,566	246,852
Due from Sponsor Company	—	—
Receivable for fund shares sold	5	6
Other assets	—	—
Total assets	217,571	246,858

Liabilities:
Due to Sponsor Company	5	6
Payable for fund shares purchased	—	—
Other liabilities	—	—
Total liabilities	5	6

Net assets:
For contract liabilities	$217,566	$246,852

Contract Liabilities:
class 2	$—	$—
class A	—	—
class D	—	246,852
class I	—	—
class IA	—	—
class II	—	—
class INIT	—	—
class PRIM	217,566	—
class S	—	—
class S1	—	—
Total contract liabilities	$217,566	$246,852

Shares:
class 2	—	—
class A	—	—
class D	—	25,607
class I	—	—
class IA	—	—
class II	—	—
class INIT	—	—
class PRIM	23,649	—
class S	—	—
class S1	—	—
Total shares	23,649	25,607

Cost	$224,346	$257,210

Deferred contracts in the accumulation period:
Units owned by participants #	19,402	9,521
Minimum unit fair value #*	$9.802039	$9.777140
Maximum unit fair value #*	$9.802039	$9.777140
Contract liability	$190,179	$93,088

Contracts in payout (annuitization) period:
Units owned by participants #	2,794	15,727
Minimum unit fair value #*	$9.802039	$9.777140
Maximum unit fair value #*	$9.802039	$9.777140
Contract liability	$27,387	$153,764

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly Invesco V.I. Money Market Fund. Change effective April 29, 2016.
(2) Formerly Federated Prime Money Fund II. Change effective April 30, 2016.
(3) Formerly Van Eck VIP Unconstrained Emerging Markets Bond Fund. Change effective May 1, 2016.
(4) Formerly Van Eck VIP Global Hard Assets Fund. Change effective May 1, 2016.
(5) Formerly Voya Global Value Advantage Portfolio. Change effective May 1, 2016.
(6) Merged with NVIT Developing Markets Fund. Change effective Aug 5, 2016.
(7) Funded as of Aug 5, 2016.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations
For the Periods Ended December 31, 2016

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Wells Fargo VT Omega Growth Fund	Federated Managed Tail Risk Fund II	Federated Fund for U.S. Government Securities II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$10,224	$—	$—	$15,339	$9,879	$11,009	$—	$—	$116,453	$32,316

Expenses:
Administrative charges	—	—	—	—	(1,129)	—	—	—	(6,355)	(550)
Mortality and expense risk and other charges	(2,907)	(1,071)	(1,393)	(26,214)	(9,412)	(124,610)	(3,506)	(53,746)	(76,674)	(9,459)
Total expenses	(2,907)	(1,071)	(1,393)	(26,214)	(10,541)	(124,610)	(3,506)	(53,746)	(83,029)	(10,009)
Net investment income (loss)	7,317	(1,071)	(1,393)	(10,875)	(662)	(113,601)	(3,506)	(53,746)	33,424	22,307

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	754	17,418	(11,662)	68,758	148,006	—	80,623	(475)	(150,418)	(9,992)
Net realized gain distributions	27,833	25,131	—	137,490	—	—	88,927	220,290	—	—
Change in unrealized appreciation (depreciation) during the period	4,322	(36,945)	(8,245)	(30,316)	(156,985)	—	(148,801)	(203,135)	(245,647)	4,833
Net gain (loss) on investments	32,909	5,604	(19,907)	175,932	(8,979)	—	20,749	16,680	(396,065)	(5,159)
Net increase (decrease) in net assets resulting from operations	$40,226	$4,533	$(21,300)	$165,057	$(9,641)	$(113,601)	$17,243	$(37,066)	$(362,641)	$17,148

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Federated High Income Bond Fund II	Federated Government Money Fund II	Federated Quality Bond Fund II	Federated Managed Volatility Fund II	Federated Kaufmann Fund II	NVIT Developing Markets Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$138,213	$1	$38,270	$341,644	$—	$5,505	$1,706,303	$641,169	$149,129	$261,383

Expenses:
Administrative charges	(1,747)	(1,025)	(1,111)	(6,903)	—	—	(63,583)	(25,508)	—	(881)
Mortality and expense risk and other charges	(23,091)	(12,068)	(13,373)	(83,354)	(76,470)	(648)	(808,093)	(330,021)	(195,690)	(174,577)
Total expenses	(24,838)	(13,093)	(14,484)	(90,257)	(76,470)	(648)	(871,676)	(355,529)	(195,690)	(175,458)
Net investment income (loss)	113,375	(13,092)	23,786	251,387	(76,470)	4,857	834,627	285,640	(46,561)	85,925

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(27,093)	—	(26)	2,371	63,483	(95,242)	1,669,400	(136,351)	(64,795)	(115,703)
Net realized gain distributions	—	—	—	—	419,253	—	—	96,789	1,285,644	1,446,672
Change in unrealized appreciation (depreciation) during the period	192,653	—	2,994	166,534	(297,927)	115,084	314,873	536,190	(704,368)	173,997
Net gain (loss) on investments	165,560	—	2,968	168,905	184,809	19,842	1,984,273	496,628	516,481	1,504,966
Net increase (decrease) in net assets resulting from operations	$278,935	$(13,092)	$26,754	$420,292	$108,339	$24,699	$2,818,900	$782,268	$469,920	$1,590,891

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$266,433	$314,323	$803,232	$567,263	$402,329	$156,111	$105,743	$44,106	$64,223	$76,479

Expenses:
Administrative charges	(40,591)	(36,156)	(189,836)	(9,227)	—	(11,219)	—	(8,796)	(43,872)	—
Mortality and expense risk and other charges	(508,895)	(462,107)	(2,381,121)	(119,144)	(346,054)	(147,717)	(278,163)	(114,082)	(557,984)	(60,104)
Total expenses	(549,486)	(498,263)	(2,570,957)	(128,371)	(346,054)	(158,936)	(278,163)	(122,878)	(601,856)	(60,104)
Net investment income (loss)	(283,053)	(183,940)	(1,767,725)	438,892	56,275	(2,825)	(172,420)	(78,772)	(537,633)	16,375

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,000,849	774,465	4,570,457	(216,785)	208,623	(496,860)	346,986	4,183	1,269,541	238,197
Net realized gain distributions	4,215,931	4,561,238	26,484,057	—	—	700,899	2,692,002	—	1,952,144	—
Change in unrealized appreciation (depreciation) during the period	(5,801,435)	(3,706,056)	(33,374,081)	868,633	(384,386)	1,338,429	(776,403)	44,771	1,672,568	(37,850)
Net gain (loss) on investments	415,345	1,629,647	(2,319,567)	651,848	(175,763)	1,542,468	2,262,585	48,954	4,894,253	200,347
Net increase (decrease) in net assets resulting from operations	$132,292	$1,445,707	$(4,087,292)	$1,090,740	$(119,488)	$1,539,643	$2,090,165	$(29,818)	$4,356,620	$216,722

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	VY JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Global Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Fund	MFS® High Yield Portfolio	MFS® Strategic Income Portfolio	Neuberger Berman Short Duration Bond Portfolio	Neuberger Berman Large Cap Value Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$310,087	$389,240	$8,278	$—	$—	$906	$51,402	$9,331	$3,845	$4,854

Expenses:
Administrative charges	(17,083)	—	—	—	—	(2,147)	—	—	—	—
Mortality and expense risk and other charges	(218,573)	(311,854)	(2,732)	(4,083)	(2,017)	(20,575)	(8,522)	(1,762)	(1,521)	(2,646)
Total expenses	(235,656)	(311,854)	(2,732)	(4,083)	(2,017)	(22,722)	(8,522)	(1,762)	(1,521)	(2,646)
Net investment income (loss)	74,431	77,386	5,546	(4,083)	(2,017)	(21,816)	42,880	7,569	2,324	2,208

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,815)	861,084	(13,105)	55,168	6,432	107,006	(13,136)	(2,548)	(6,934)	1,037
Net realized gain distributions	—	2,857,990	—	123,997	20,844	123,620	—	—	—	53,211
Change in unrealized appreciation (depreciation) during the period	(2,747)	(1,246,621)	69,234	(289,598)	(28,661)	(181,468)	59,932	28,559	7,456	85,112
Net gain (loss) on investments	(4,562)	2,472,453	56,129	(110,433)	(1,385)	49,158	46,796	26,011	522	139,360
Net increase (decrease) in net assets resulting from operations	$69,869	$2,549,839	$61,675	$(114,516)	$(3,402)	$27,342	$89,676	$33,580	$2,846	$141,568

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2016

	Pioneer Fund VCT Portfolio	Deutsche CROCI International VIP Fund	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Unconstrained Emerging Markets Bond Fund	VanEck VIP Global Hard Assets Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account (6)	Sub-Account (7)	Sub-Account	Sub-Account

Investment income:
Dividends	$6,474	$52,671	$—	$—	$1,403	$14,755	$10,716	$128,234	$2,688	$—

Expenses:
Administrative charges	—	(744)	—	—	—	(2,463)	(1,146)	(3,849)	—	(2,141)
Mortality and expense risk and other charges	(2,191)	(6,197)	(5,998)	(180)	(2,112)	(20,524)	(9,550)	(32,071)	(1,345)	(17,843)
Total expenses	(2,191)	(6,941)	(5,998)	(180)	(2,112)	(22,987)	(10,696)	(35,920)	(1,345)	(19,984)
Net investment income (loss)	4,283	45,730	(5,998)	(180)	(709)	(8,232)	20	92,314	1,343	(19,984)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(6,300)	(18,952)	2,635	(3,932)	(6,319)	56,402	93,462	(2,254,977)	(3,520)	15,530
Net realized gain distributions	84,438	—	185,648	—	—	47,980	—	2,864,685	7,274	139,159
Change in unrealized appreciation (depreciation) during the period	(39,083)	(35,000)	(135,853)	6,917	155,556	5,295	(38,238)	(743,585)	(3,849)	(61,297)
Net gain (loss) on investments	39,055	(53,952)	52,430	2,985	149,237	109,677	55,224	(133,877)	(95)	93,392
Net increase (decrease) in net assets resulting from operations	$43,338	$(8,222)	$46,432	$2,805	$148,528	$101,445	$55,244	$(41,563)	$1,248	$73,408

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2016

	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	VOYA Global Equity Portfolio	NVIT Emerging Markets Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account (9)(10)

Investment income:
Dividends	$—	$2,734	$831,951	$6,369	$2,068

Expenses:
Administrative charges	—	—	(35,453)	—	—
Mortality and expense risk and other charges	(1,791)	(1,776)	(483,322)	(1,091)	(461)
Total expenses	(1,791)	(1,776)	(518,775)	(1,091)	(461)
Net investment income (loss)	(1,791)	958	313,176	5,278	1,607

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	11,532	5,606	376,831	(2,616)	(78)
Net realized gain distributions	31,092	13,574	2,764,964	—	—
Change in unrealized appreciation (depreciation) during the period	(19,310)	(2,446)	340,759	9,645	(10,359)
Net gain (loss) on investments	23,314	16,734	3,482,554	7,029	(10,437)
Net increase (decrease) in net assets resulting from operations	$21,523	$17,692	$3,795,730	$12,307	$(8,830)

The accompanying notes are an integral part of these financial statements.

(1) Formerly Invesco V.I. Money Market Fund. Change effective April 29, 2016.
(2) Formerly Federated Prime Money Fund II. Change effective April 30, 2016.
(3) Merged with NVIT Emerging Markets Fund. Change effective Aug 5, 2016.
(4) Formerly Van Eck VIP Unconstrained Emerging Markets Bond Fund. Change effective May 1, 2016.
(5) Formerly Van Eck VIP Global Hard Assets Fund. Change effective May 1, 2016.
(6) Liquidated as of April 29, 2016.
(7) Liquidated as of April 29, 2016.
(8) Formerly Voya Global Value Advantage Portfolio. Change effective May 1, 2016.
(9) Merged with NVIT Developing Markets Fund. Change effective Aug 5, 2016.
(10) Funded as of Aug 5, 2016.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets
December 31, 2016

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Wells Fargo VT Omega Growth Fund	Federated Managed Tail Risk Fund II	Federated Fund for U.S. Government Securities II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$7,317	$(1,071)	$(1,393)	$(10,875)	$(662)	$(113,601)	$(3,506)	$(53,746)	$33,424	$22,307
Net realized gain (loss) on security transactions	754	17,418	(11,662)	68,758	148,006	—	80,623	(475)	(150,418)	(9,992)
Net realized gain distributions	27,833	25,131	—	137,490	—	—	88,927	220,290	—	—
Change in unrealized appreciation (depreciation) during the period	4,322	(36,945)	(8,245)	(30,316)	(156,985)	—	(148,801)	(203,135)	(245,647)	4,833
Net increase (decrease) in net assets resulting from operations	40,226	4,533	(21,300)	165,057	(9,641)	(113,601)	17,243	(37,066)	(362,641)	17,148

Unit transactions:
Purchases	—	5,576	3,094	1,380	—	12,330	—	950	134,656	—
Net transfers	36,426	(97,265)	(26,075)	131,065	(146,158)	10,751,013	(100,747)	(36,947)	(125,430)	22,870
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(18,089)	(15,815)	(24,728)	(127,930)	(94,106)	(2,354,270)	(106,120)	(347,887)	(362,476)	(286,070)
Other transactions	—	(83)	(55)	150	(213)	1	—	(232)	(49)	39
Death benefits	(592)	(23,055)	(11,645)	(91,221)	(55,906)	(507,042)	(650)	(69,478)	(262,765)	(113,417)
Net annuity transactions	(26,819)	155	7,063	(19,646)	10,294	852,484	8,998	80,597	(1,110)	(43)
Net increase (decrease) in net assets resulting from unit transactions	(9,074)	(130,487)	(52,346)	(106,202)	(286,089)	8,754,516	(198,519)	(372,997)	(617,174)	(376,621)
Net increase (decrease) in net assets	31,152	(125,954)	(73,646)	58,855	(295,730)	8,640,915	(181,276)	(410,063)	(979,815)	(359,473)

Net assets:
Beginning of period	648,288	315,262	337,580	1,946,127	902,493	2,730,057	885,588	4,153,241	7,088,994	1,320,490
End of period	$679,440	$189,308	$263,934	$2,004,982	$606,763	$11,370,972	$704,312	$3,743,178	$6,109,179	$961,017

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
December 31, 2016

	Federated High Income Bond Fund II	Federated Government Money Fund II	Federated Quality Bond Fund II	Federated Managed Volatility Fund II	Federated Kaufmann Fund II	NVIT Developing Markets Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$113,375	$(13,092)	$23,786	$251,387	$(76,470)	$4,857	$834,627	$285,640	$(46,561)	$85,925
Net realized gain (loss) on security transactions	(27,093)	—	(26)	2,371	63,483	(95,242)	1,669,400	(136,351)	(64,795)	(115,703)
Net realized gain distributions	—	—	—	—	419,253	—	—	96,789	1,285,644	1,446,672
Change in unrealized appreciation (depreciation) during the period	192,653	—	2,994	166,534	(297,927)	115,084	314,873	536,190	(704,368)	173,997
Net increase (decrease) in net assets resulting from operations	278,935	(13,092)	26,754	420,292	108,339	24,699	2,818,900	782,268	469,920	1,590,891

Unit transactions:
Purchases	12,850	17,476	—	118,222	13,115	412	265,803	224,122	47,528	161,034
Net transfers	16,972	20,448	53,567	(30,434)	(57,470)	163,373	(1,022,394)	779,747	(983,301)	62,052
Net interfund transfers due to corporate actions	—	—	—	—	—	(259,528)	—	—	—	—
Surrenders for benefit payments and fees	(175,008)	(231,876)	(48,622)	(385,671)	(327,171)	(463)	(6,094,929)	(2,685,562)	(1,416,951)	(1,063,457)
Other transactions	(9)	—	—	(1)	(1)	(7)	884	139	3,656	(31)
Death benefits	(47,914)	(15,459)	(28,921)	(335,652)	(207,486)	(2,131)	(1,849,919)	(885,270)	(128,981)	(140,887)
Net annuity transactions	(210)	—	—	(1,553)	(537)	(156,529)	160,290	15,950	(3,740)	8,736
Net increase (decrease) in net assets resulting from unit transactions	(193,319)	(209,411)	(23,976)	(635,089)	(579,550)	(254,873)	(8,540,265)	(2,550,874)	(2,481,789)	(972,553)
Net increase (decrease) in net assets	85,616	(222,503)	2,778	(214,797)	(471,211)	(230,174)	(5,721,365)	(1,768,606)	(2,011,869)	618,338

Net assets:
Beginning of period	2,201,152	1,096,403	1,090,100	7,337,936	6,488,474	230,174	66,362,554	25,969,230	15,476,584	12,751,736
End of period	$2,286,768	$873,900	$1,092,878	$7,123,139	$6,017,263	$—	$60,641,189	$24,200,624	$13,464,715	$13,370,074

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
December 31, 2016

	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(283,053)	$(183,940)	$(1,767,725)	$438,892	$56,275	$(2,825)	$(172,420)	$(78,772)	$(537,633)	$16,375
Net realized gain (loss) on security transactions	2,000,849	774,465	4,570,457	(216,785)	208,623	(496,860)	346,986	4,183	1,269,541	238,197
Net realized gain distributions	4,215,931	4,561,238	26,484,057	—	—	700,899	2,692,002	—	1,952,144	—
Change in unrealized appreciation (depreciation) during the period	(5,801,435)	(3,706,056)	(33,374,081)	868,633	(384,386)	1,338,429	(776,403)	44,771	1,672,568	(37,850)
Net increase (decrease) in net assets resulting from operations	132,292	1,445,707	(4,087,292)	1,090,740	(119,488)	1,539,643	2,090,165	(29,818)	4,356,620	216,722

Unit transactions:
Purchases	225,969	222,345	945,658	33,398	252,108	146,577	171,954	170,681	265,310	65,345
Net transfers	(1,190,496)	(389,994)	(4,835,684)	286,358	(648,811)	(30,160)	(282,765)	112,395	(1,992,179)	467,791
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,842,140)	(3,710,373)	(17,109,105)	(986,938)	(2,435,857)	(928,269)	(1,852,947)	(930,416)	(3,807,980)	(403,932)
Other transactions	(309)	237	3,196	(208)	1,187	(35)	(278)	59	2,575	(2)
Death benefits	(467,094)	(898,156)	(2,501,098)	(230,701)	(301,375)	(229,408)	(471,760)	(352,053)	(427,046)	(68,816)
Net annuity transactions	87,289	177,332	830,340	39,441	(18,155)	(4,023)	291,090	26,678	29,908	(1,986)
Net increase (decrease) in net assets resulting from unit transactions	(5,186,781)	(4,598,609)	(22,666,693)	(858,650)	(3,150,903)	(1,045,318)	(2,144,706)	(972,656)	(5,929,412)	58,400
Net increase (decrease) in net assets	(5,054,489)	(3,152,902)	(26,753,985)	232,090	(3,270,391)	494,325	(54,541)	(1,002,474)	(1,572,792)	275,122

Net assets:
Beginning of period	43,209,895	38,261,990	204,976,006	9,132,463	27,100,857	11,539,507	20,888,286	10,309,283	47,059,706	3,850,169
End of period	$38,155,406	$35,109,088	$178,222,021	$9,364,553	$23,830,466	$12,033,832	20,833,745	9,306,809	45,486,914	4,125,291

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
December 31, 2016

	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	VY JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Global Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Fund	MFS® High Yield Portfolio	MFS® Strategic Income Portfolio	Neuberger Berman Short Duration Bond Portfolio	Neuberger Berman Large Cap Value Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$74,431	$77,386	$5,546	$(4,083)	$(2,017)	$(21,816)	$42,880	$7,569	$2,324	$2,208
Net realized gain (loss) on security transactions	(1,815)	861,084	(13,105)	55,168	6,432	107,006	(13,136)	(2,548)	(6,934)	1,037
Net realized gain distributions	—	2,857,990	—	123,997	20,844	123,620	—	—	—	53,211
Change in unrealized appreciation (depreciation) during the period	(2,747)	(1,246,621)	69,234	(289,598)	(28,661)	(181,468)	59,932	28,559	7,456	85,112
Net increase (decrease) in net assets resulting from operations	69,869	2,549,839	61,675	(114,516)	(3,402)	27,342	89,676	33,580	2,846	141,568

Unit transactions:
Purchases	125,863	132,470	—	—	—	25,784	—	—	4,512	3,540
Net transfers	(111,520)	(115,194)	123,112	(197,401)	4,716	23,176	(15,695)	(49,799)	(5,998)	42,806
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,933,408)	(2,136,065)	(14,283)	(9,895)	(5,887)	(143,738)	(75,018)	(42,585)	(116,534)	(4,866)
Other transactions	28	1,820	81	—	—	(237)	1	—	—	(30)
Death benefits	(928,678)	(393,086)	(26,442)	(35,228)	25	(16,690)	(16,349)	—	(309)	(70,172)
Net annuity transactions	23,942	6,909	—	—	(5,575)	23,838	(5,100)	(179)	(299)	(34)
Net increase (decrease) in net assets resulting from unit transactions	(2,823,773)	(2,503,146)	82,468	(242,524)	(6,721)	(87,867)	(112,161)	(92,563)	(118,628)	(28,756)
Net increase (decrease) in net assets	(2,753,904)	46,693	144,143	(357,040)	(10,123)	(60,525)	(22,485)	(58,983)	(115,782)	112,812

Net assets:
Beginning of period	17,791,803	23,009,488	524,925	1,083,298	470,987	2,065,250	747,877	388,068	431,504	558,024
End of period	$15,037,899	$23,056,181	$669,068	$726,258	$460,864	$2,004,725	$725,392	$329,085	$315,722	$670,836

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
December 31, 2016

	Pioneer Fund VCT Portfolio	Deutsche CROCI International VIP Fund	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Unconstrained Emerging Markets Bond Fund	VanEck VIP Global Hard Assets Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account (6)	Sub-Account (7)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$4,283	$45,730	$(5,998)	$(180)	$(709)	$(8,232)	$20	$92,314	$1,343	$(19,984)
Net realized gain (loss) on security transactions	(6,300)	(18,952)	2,635	(3,932)	(6,319)	56,402	93,462	(2,254,977)	(3,520)	15,530
Net realized gain distributions	84,438	—	185,648	—	—	47,980	—	2,864,685	7,274	139,159
Change in unrealized appreciation (depreciation) during the period	(39,083)	(35,000)	(135,853)	6,917	155,556	5,295	(38,238)	(743,585)	(3,849)	(61,297)
Net increase (decrease) in net assets resulting from operations	43,338	(8,222)	46,432	2,805	148,528	101,445	55,244	(41,563)	1,248	73,408

Unit transactions:
Purchases	168,641	445	251,398	—	4,800	—	310	1,357	—	1,293
Net transfers	(29,327)	(35,689)	(113,121)	—	258,124	230,785	(2,173,163)	(7,634,890)	16,673	(122,899)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(167,955)	(26,346)	(260,724)	(13,581)	(11,632)	(42,619)	(48,321)	(239,166)	(2)	(146,460)
Other transactions	—	—	2	—	—	—	42	1	—	(179)
Death benefits	(490)	(4,597)	(17,922)	—	(528)	(58,073)	(95,564)	(127,266)	(10,500)	(22,949)
Net annuity transactions	(1,012)	(2,246)	313	(323)	1,286	994	(190,348)	(612,323)	—	(7,518)
Net increase (decrease) in net assets resulting from unit transactions	(30,143)	(68,433)	(140,054)	(13,904)	252,050	131,087	(2,507,044)	(8,612,287)	6,171	(298,712)
Net increase (decrease) in net assets	13,195	(76,655)	(93,622)	(11,099)	400,578	232,532	(2,451,800)	(8,653,850)	7,419	(225,304)

Net assets:
Beginning of period	487,676	566,525	1,398,343	43,791	295,613	1,488,540	2,451,800	8,653,850	93,738	1,635,394
End of period	$500,871	$489,870	$1,304,721	$32,692	$696,191	$1,721,072	$—	$—	$101,157	$1,410,090

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (concluded)
December 31, 2016

	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	VOYA Global Equity Portfolio	NVIT Emerging Markets Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account (9)(10)

Operations:
Net investment income (loss)	$(1,791)	$958	$313,176	$5,278	$1,607
Net realized gain (loss) on security transactions	11,532	5,606	376,831	(2,616)	(78)
Net realized gain distributions	31,092	13,574	2,764,964	—	—
Change in unrealized appreciation (depreciation) during the period	(19,310)	(2,446)	340,759	9,645	(10,359)
Net increase (decrease) in net assets resulting from operations	21,523	17,692	3,795,730	12,307	(8,830)

Unit transactions:
Purchases	4,855	—	332,021	—	—
Net transfers	(121,690)	19,359	(288,723)	—	(163,144)
Net interfund transfers due to corporate actions	—	—	—	—	259,528
Surrenders for benefit payments and fees	(22,472)	(20,535)	(3,093,904)	(6,606)	(8)
Other transactions	(29)	(141)	(1,951)	—	—
Death benefits	(21,177)	(8)	(602,342)	(37,947)	—
Net annuity transactions	10,344	8,960	192,997	(2,047)	159,306
Net increase (decrease) in net assets resulting from unit transactions	(150,169)	7,635	(3,461,902)	(46,600)	255,682
Net increase (decrease) in net assets	(128,646)	25,327	333,828	(34,293)	246,852

Net assets:
Beginning of period	479,202	91,723	39,668,290	251,859	—
End of period	$350,556	$117,050	$40,002,118	$217,566	$246,852

The accompanying notes are an integral part of these financial statements.

(1) Formerly Invesco V.I. Money Market Fund. Change effective April 29, 2016.
(2) Formerly Federated Prime Money Fund II. Change effective April 30, 2016.
(3) Merged with NVIT Emerging Markets Fund. Change effective Aug 5, 2016.
(4) Formerly Van Eck VIP Unconstrained Emerging Markets Bond Fund. Change effective May 1, 2016.
(5) Formerly Van Eck VIP Global Hard Assets Fund. Change effective May 1, 2016.
(6) Liquidated as of April 29, 2016.
(7) Liquidated as of April 29, 2016.
(8) Formerly Voya Global Value Advantage Portfolio. Change effective May 1, 2016.
(9) Merged with NVIT Developing Markets Fund. Change effective Aug 5, 2016.
(10) Funded as of Aug 5, 2016.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets
December 31, 2015

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Money Market Fund	AB VPS Large Cap Growth Portfolio	Wells Fargo VT Omega Growth Fund	Federated Managed Tail Risk Fund II	Federated Fund for U.S. Government Securities II
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$8,655	$(1,421)	$(447)	$(5,763)	$250	$(31,983)	$(3,969)	$(63,493)	$34,791	$37,876
Net realized gain (loss) on security transactions	1,437	16,057	(11,740)	168,766	72,327	—	21,131	118,335	(76,533)	(23,426)
Net realized gain distributions	63,343	18,420	—	219,117	—	—	80,105	791,691	11,600	—
Change in unrealized appreciation (depreciation) during the period	(93,737)	(30,604)	6,130	(531,650)	(105,068)	—	(9,588)	(837,948)	(575,214)	(18,760)
Net increase (decrease) in net assets resulting from operations	(20,302)	2,452	(6,057)	(149,530)	(32,491)	(31,983)	87,679	8,585	(605,356)	(4,310)

Unit transactions:
Purchases	—	124,615	73,918	13,058	15,176	3,230	—	10,743	6,255	656,237
Net transfers	(6,614)	68,082	(41)	(5,371)	3,213	1,604,235	(16,667)	(57,441)	(175,107)	(13,932)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(11,194)	(12,904)	(55,039)	(352,681)	(67,990)	(957,446)	(36,410)	(433,833)	(592,334)	(497,898)
Other transactions	—	—	—	1	—	2	1	(11)	7	8
Death benefits	—	(146,442)	(87,677)	(86,955)	(54,959)	(190,882)	—	(193,893)	(305,465)	(831,808)
Net annuity transactions	(1,404)	—	(487)	(8,503)	(6,304)	(7,673)	15,293	(28,411)	(1,408)	(44)
Net increase (decrease) in net assets resulting from unit transactions	(19,212)	33,351	(69,326)	(440,451)	(110,864)	451,466	(37,783)	(702,846)	(1,068,052)	(687,437)
Net increase (decrease) in net assets	(39,514)	35,803	(75,383)	(589,981)	(143,355)	419,483	49,896	(694,261)	(1,673,408)	(691,747)

Net assets:
Beginning of period	687,802	279,459	412,963	2,536,108	1,045,848	2,310,574	835,692	4,847,502	8,762,402	2,012,237
End of period	$648,288	$315,262	$337,580	$1,946,127	$902,493	$2,730,057	$885,588	$4,153,241	$7,088,994	$1,320,490

(1) Formerly AllianceBernstein VPS International Growth Portfolio. Change effective May 1, 2015.
(2) Formerly AllianceBernstein VPS Large Cap Growth Portfolio. Change effective May 1, 2015.
(3) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
December 31, 2015

	Federated High Income Bond Fund II	Federated Prime Money Fund II	Federated Quality Bond Fund II	Federated Managed Volatility Fund II	Federated Kaufmann Fund II	NVIT Developing Markets Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$124,269	$(15,070)	$29,320	$259,658	$(89,742)	$1,707	$306,980	$444,787	$(88,022)	$51,629
Net realized gain (loss) on security transactions	(31,940)	—	2,335	112,244	203,424	(11,060)	1,752,670	(79,984)	427,492	136,472
Net realized gain distributions	—	—	—	39,342	986,964	—	—	654,782	3,076,293	1,875,029
Change in unrealized appreciation (depreciation) during the period	(169,394)	—	(48,021)	(1,123,386)	(738,582)	(40,069)	(2,857,852)	(1,549,193)	(3,451,196)	(2,402,029)
Net increase (decrease) in net assets resulting from operations	(77,065)	(15,070)	(16,366)	(712,142)	362,064	(49,422)	(798,202)	(529,608)	(35,433)	(338,899)

Unit transactions:
Purchases	159,157	15	13,275	4,189	38,165	—	589,911	126,860	265,781	195,110
Net transfers	(45,900)	3,841	(8,272)	110,421	47,896	(2,969)	(14,125)	85,321	(167,190)	(333,889)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(236,528)	(130,462)	(68,245)	(695,671)	(541,571)	(172,781)	(6,870,126)	(2,544,219)	(1,375,169)	(866,183)
Other transactions	1	1	—	(1)	48	—	13,041	10,289	12	67
Death benefits	(350,604)	(92,470)	(28,664)	(187,556)	(277,915)	—	(2,180,679)	(759,053)	(339,051)	(274,064)
Net annuity transactions	2,110	—	—	2,494	(723)	154,968	11,449	(12,217)	(26,209)	(26,066)
Net increase (decrease) in net assets resulting from unit transactions	(471,764)	(219,075)	(91,906)	(766,124)	(734,100)	(20,782)	(8,450,529)	(3,093,019)	(1,641,826)	(1,305,025)
Net increase (decrease) in net assets	(548,829)	(234,145)	(108,272)	(1,478,266)	(372,036)	(70,204)	(9,248,731)	(3,622,627)	(1,677,259)	(1,643,924)

Net assets:
Beginning of period	2,749,981	1,330,548	1,198,372	8,816,202	6,860,510	300,378	75,611,285	29,591,857	17,153,843	14,395,660
End of period	$2,201,152	$1,096,403	$1,090,100	$7,337,936	$6,488,474	$230,174	$66,362,554	$25,969,230	$15,476,584	$12,751,736

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
December 31, 2015

	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(383,966)	$(247,574)	$(2,624,529)	$529,160	$10,351	$(25,817)	$(189,015)	$(104,447)	$(676,253)	$8,613
Net realized gain (loss) on security transactions	2,205,799	1,856,213	9,379,664	(219,758)	396,697	(147,266)	691,799	2,544	2,032,397	266,444
Net realized gain distributions	2,014,793	12,212,368	42,563,457	—	—	2,068,825	3,143,476	1,059	5,382,521	—
Change in unrealized appreciation (depreciation) during the period	(964,726)	(11,706,605)	(28,758,829)	(848,842)	(189,273)	(2,634,048)	(4,174,595)	(22,311)	(7,511,174)	(226,676)
Net increase (decrease) in net assets resulting from operations	2,871,900	2,114,402	20,559,763	(539,440)	217,775	(738,306)	(528,335)	(123,155)	(772,509)	48,381

Unit transactions:
Purchases	346,711	276,106	1,318,103	40,241	188,232	119,422	313,506	180,015	482,273	51,215
Net transfers	(460,504)	(300,461)	(1,795,082)	(432,949)	(196,287)	(83,006)	(49,654)	(380,033)	(458,157)	(47,196)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,807,194)	(3,561,225)	(18,377,931)	(1,280,768)	(2,273,497)	(878,363)	(1,548,032)	(839,263)	(4,804,760)	(509,071)
Other transactions	(42)	109	632	34	160	(258)	(43)	(33)	57	3
Death benefits	(622,046)	(498,085)	(3,595,811)	(278,045)	(369,643)	(221,707)	(299,506)	(162,044)	(475,580)	(34,051)
Net annuity transactions	211	(2,413)	207,264	11,003	66,615	22,888	13,080	(28,658)	(28,301)	(2,232)
Net increase (decrease) in net assets resulting from unit transactions	(4,542,864)	(4,085,969)	(22,242,825)	(1,940,484)	(2,584,420)	(1,041,024)	(1,570,649)	(1,230,016)	(5,284,468)	(541,332)
Net increase (decrease) in net assets	(1,670,964)	(1,971,567)	(1,683,062)	(2,479,924)	(2,366,645)	(1,779,330)	(2,098,984)	(1,353,171)	(6,056,977)	(492,951)

Net assets:
Beginning of period	44,880,859	40,233,557	206,659,068	11,612,387	29,467,502	13,318,837	22,987,270	11,662,454	53,116,683	4,343,120
End of period	$43,209,895	$38,261,990	$204,976,006	$9,132,463	$27,100,857	$11,539,507	20,888,286	10,309,283	47,059,706	3,850,169

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
December 31, 2015

	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	VY JPMorgan Emerging Markets Equity Portfolio	Voya Global Resources Portfolio	Invesco V.I. Global Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Fund	MFS® High Yield Portfolio	MFS® Strategic Income Portfolio	Neuberger Berman Short Duration Bond Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$70,186	$29,198	$6,163	$4,704	$(5,087)	$(2,396)	$(20,986)	$52,257	$21,628	$4,796
Net realized gain (loss) on security transactions	(30,219)	1,066,673	843	(47,155)	55,872	130,851	219,312	(8,375)	(5,664)	(3,003)
Net realized gain distributions	—	800,397	38,689	—	96,775	47,042	112,930	—	—	—
Change in unrealized appreciation (depreciation) during the period	2,807	(3,016,327)	(143,728)	34,378	(117,935)	(126,666)	(181,032)	(86,574)	(24,615)	(2,991)
Net increase (decrease) in net assets resulting from operations	42,774	(1,120,059)	(98,033)	(8,073)	29,625	48,831	130,224	(42,692)	(8,651)	(1,198)

Unit transactions:
Purchases	71,736	190,695	—	—	—	—	20,117	43,647	—	—
Net transfers	632,519	(173,321)	3,572	40,950	34,434	3,924	(3,396)	(1,392)	18,868	21,915
Net interfund transfers due to corporate actions	—	—	—	(308,221)	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,875,383)	(2,000,337)	(27,641)	(11)	(79,133)	(63,746)	(254,184)	(80,497)	(209,782)	(9,579)
Other transactions	9,439	51	—	—	—	—	254	—	—	—
Death benefits	(762,237)	(433,790)	—	—	—	(333,260)	(53,607)	(96,641)	—	—
Net annuity transactions	(232,868)	(13,412)	—	(32,161)	—	24,308	(6,022)	(31,126)	1,277	1,145
Net increase (decrease) in net assets resulting from unit transactions	(2,156,794)	(2,430,114)	(24,069)	(299,443)	(44,699)	(368,774)	(296,838)	(166,009)	(189,637)	13,481
Net increase (decrease) in net assets	(2,114,020)	(3,550,173)	(122,102)	(307,516)	(15,074)	(319,943)	(166,614)	(208,701)	(198,288)	12,283

Net assets:
Beginning of period	19,905,823	26,559,661	647,027	307,516	1,098,372	790,930	2,231,864	956,578	586,356	419,221
End of period	$17,791,803	$23,009,488	$524,925	$—	$1,083,298	$470,987	$2,065,250	$747,877	$388,068	$431,504

(4) Merged with Voya Global Value Advantage Portfolio. Change effective March 6, 2015.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
December 31, 2015

	Neuberger Berman Large Cap Value Portfolio	Pioneer Fund VCT Portfolio	Deutsche CROCI International VIP Fund	Pioneer Select Mid Cap Growth VCT Portfolio	Van Eck VIP Unconstrained Emerging Markets Bond Fund	Van Eck VIP Global Hard Assets Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account (7)	Sub-Account (8)	Sub-Account (9)

Operations:
Net investment income (loss)	$1,848	$3,168	$17,932	$(6,434)	$3,105	$(5,801)	$(6,089)	$(3,184)	$(50,832)	$3,873
Net realized gain (loss) on security transactions	8,561	1,517	(1,942)	3,781	(1,606)	(225,996)	77,610	16,311	319,678	892
Net realized gain distributions	47,294	128,256	—	156,374	—	—	—	—	1,389,443	—
Change in unrealized appreciation (depreciation) during the period	(135,675)	(135,403)	(56,648)	(137,379)	(8,868)	(198,736)	(71,341)	(43,425)	(1,820,127)	(3,456)
Net increase (decrease) in net assets resulting from operations	(77,972)	(2,462)	(40,658)	16,342	(7,369)	(430,533)	180	(30,298)	(161,838)	1,309

Unit transactions:
Purchases	—	—	515	—	—	4,800	—	23,383	29,619	22,003
Net transfers	(6,153)	(815)	4,002	3,357	—	(5,000)	(30)	(89,215)	(37,590)	1,193
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(53,936)	(6,633)	(21,562)	(10,282)	(4,135)	(1,171,370)	(152,011)	(171,117)	(1,048,841)	(22,707)
Other transactions	—	1	—	—	—	—	—	42	466	—
Death benefits	—	—	(39,069)	—	—	—	(43,720)	(219,353)	(474,578)	(20,547)
Net annuity transactions	(183)	2,212	(16,417)	(120)	(372)	163,459	(3,214)	(28,443)	(74,349)	244
Net increase (decrease) in net assets resulting from unit transactions	(60,272)	(5,235)	(72,531)	(7,045)	(4,507)	(1,008,111)	(198,975)	(484,703)	(1,605,273)	(19,814)
Net increase (decrease) in net assets	(138,244)	(7,697)	(113,189)	9,297	(11,876)	(1,438,644)	(198,795)	(515,001)	(1,767,111)	(18,505)

Net assets:
Beginning of period	696,268	495,373	679,714	1,389,046	55,667	1,734,257	1,687,335	2,966,801	10,420,961	112,243
End of period	$558,024	$487,676	$566,525	$1,398,343	$43,791	$295,613	$1,488,540	$2,451,800	$8,653,850	$93,738

(5) Formerly Deutsche International VIP. Change effective May 1, 2015.
(6) Formerly Wells Fargo Advantage VT Index Asset Allocation Fund. Change effective December 15, 2015.
(7) Formerly Wells Fargo Advantage VT Total Return Bond Fund. Change effective December 15, 2015.
(8) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.
(9) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (concluded)
December 31, 2015

	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	Voya Global Value Advantage Portfolio
	Sub-Account (10)	Sub-Account (11)	Sub-Account (12)	Sub-Account	Sub-Account (13)(14)

Operations:
Net investment income (loss)	$(26,495)	$(2,363)	$(1,362)	$(413,627)	$344
Net realized gain (loss) on security transactions	78,430	19,281	14,554	483,456	1,357
Net realized gain distributions	240,118	78,201	10,925	488,763	—
Change in unrealized appreciation (depreciation) during the period	(346,456)	(104,821)	(27,869)	(639,415)	(16,425)
Net increase (decrease) in net assets resulting from operations	(54,403)	(9,702)	(3,752)	(80,823)	(14,724)

Unit transactions:
Purchases	44,550	—	—	550,960	—
Net transfers	(9)	10,273	16	(520,419)	(31,788)
Net interfund transfers due to corporate actions	—	—	—	—	308,221
Surrenders for benefit payments and fees	(206,750)	(26,136)	(16,495)	(3,333,283)	(39,742)
Other transactions	341	(2)	201	(658)	—
Death benefits	(51,878)	(827)	(10,152)	(847,314)	—
Net annuity transactions	(752)	(3,690)	115	(8,791)	29,892
Net increase (decrease) in net assets resulting from unit transactions	(214,498)	(20,382)	(26,315)	(4,159,505)	266,583
Net increase (decrease) in net assets	(268,901)	(30,084)	(30,067)	(4,240,328)	251,859

Net assets:
Beginning of period	1,904,295	509,286	121,790	43,908,618	—
End of period	$1,635,394	$479,202	$91,723	$39,668,290	$251,859

(10) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.
(11) Formerly Wells Fargo Advantage VT Discovery Fund. Change effective December 15, 2015.
(12) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.
(13) Funded as of March 6, 2015.
(14) Merged with Voya Global Resources Portfolio. Change effective March 6, 2015.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Notes to Financial Statements
December 31, 2016

1. Organization:

Variable Account D (the “Account”) is a separate investment account established by Union Security Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Minnesota and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:

American Century VP Balanced Fund, American Century VP Capital Appreciation Fund, AB VPS International Growth Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. International Growth Fund, Invesco V.I. Government Money Market Fund (Formerly Invesco V.I. Money Market Fund), AB VPS Large Cap Growth Portfolio, Wells Fargo VT Omega Growth Fund, Federated Managed Tail Risk Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II, Federated Government Money Fund II (Formerly Federated Prime Money Fund II), Federated Quality Bond Fund II, Federated Managed Volatility Fund II, Federated Kaufmann Fund II, NVIT Developing Markets Fund (Merged with NVIT Emerging Markets Fund), Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, VY JPMorgan Emerging Markets Equity Portfolio, Invesco V.I. Global Health Care Fund, Invesco V.I. Technology Fund, MFS® Growth Fund, MFS® High Yield Portfolio, MFS® Strategic Income Portfolio, Neuberger Berman Short Duration Bond Portfolio, Neuberger Berman Large Cap Value Portfolio, Pioneer Fund VCT Portfolio, Deutsche CROCI International VIP Fund, Pioneer Select Mid Cap Growth VCT Portfolio, VanEck VIP Unconstrained Emerging Markets Bond Fund (Formerly Van Eck VIP Unconstrained Emerging Markets Bond Fund), VanEck VIP Global Hard Assets Fund (Formerly Van Eck VIP Global Hard Assets Fund), Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT Total Return Bond Fund*, Wells Fargo VT Intrinsic Value Fund*, Wells Fargo VT International Equity Fund, Wells Fargo VT Small Cap Growth Fund, Wells Fargo VT Discovery Fund, Wells Fargo VT Opportunity Fund, HIMCO VIT Index Fund, VOYA Global Equity Portfolio (Formerly Voya Global Value Advantage Portfolio), NVIT Emerging Markets Fund (Merged with NVIT Developing Markets Fund).

* During 2016, this Sub-Account was liquidated.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2016 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2016, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2016 and 2015.

g) Accounting for Uncertain Tax Positions - The federal audit of the years 2012 and 2013 began in March 2015 and is expected to be completed in 2017. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2016.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.40% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.5% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee in the amount of $35 may be charged. These expenses are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Enhanced Death Benefit charge maximum of 0.45%
Guaranteed Payout Plan charge maximum of 0.35%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Transactions with Related Parties - The Sponsor and its affiliates receive fees from the HLS and HIMCO VIT funds for services provided to these Funds. The fees received for these services are a maximum of 1.07% and 0.55%, respectively, of the Funds’ average daily net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2016 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Balanced Fund	$79,291	$53,214
American Century VP Capital Appreciation Fund	$45,354	$151,782
AB VPS International Growth Portfolio	$5,084	$58,823
Invesco V.I. Core Equity Fund	$428,895	$408,481
Invesco V.I. International Growth Fund	$30,891	$317,642
Invesco V.I. Government Money Market Fund+	$13,014,018	$4,373,103
AB VPS Large Cap Growth Portfolio	$165,738	$278,836
Wells Fargo VT Omega Growth Fund	$274,088	$480,541
Federated Managed Tail Risk Fund II	$220,181	$803,931
Federated Fund for U.S. Government Securities II	$99,176	$453,490
Federated High Income Bond Fund II	$217,888	$297,833
Federated Government Money Fund II+	$130,813	$353,316
Federated Quality Bond Fund II	$96,838	$97,028
Federated Managed Volatility Fund II	$371,324	$755,025
Federated Kaufmann Fund II	$507,620	$744,388
NVIT Developing Markets Fund+	$19,768	$269,784
Hartford Balanced HLS Fund	$2,161,771	$9,867,410
Hartford Total Return Bond HLS Fund	$2,085,704	$4,254,155
Hartford Capital Appreciation HLS Fund	$1,525,882	$2,768,589
Hartford Dividend and Growth HLS Fund	$2,418,519	$1,858,470
Hartford Global Growth HLS Fund	$4,588,495	$5,842,398
Hartford Disciplined Equity HLS Fund	$5,355,546	$5,576,856
Hartford Growth Opportunities HLS Fund	$28,109,948	$26,060,307
Hartford High Yield HLS Fund	$1,093,632	$1,513,391
Hartford International Opportunities HLS Fund	$690,998	$3,785,624
Hartford Small/Mid Cap Equity HLS Fund	$1,335,361	$1,682,604
Hartford MidCap Value HLS Fund	$3,301,241	$2,926,365
Hartford Ultrashort Bond HLS Fund	$992,916	$2,044,339
Hartford SmallCap Growth HLS Fund	$2,356,026	$6,870,928
Hartford Stock HLS Fund	$707,640	$632,863
Hartford U.S. Government Securities HLS Fund	$722,421	$3,471,763
Hartford Value HLS Fund	$3,666,605	$3,234,381
VY JPMorgan Emerging Markets Equity Portfolio	$179,407	$91,391
Invesco V.I. Global Health Care Fund	$138,544	$261,155
Invesco V.I. Technology Fund	$45,538	$33,432
MFS® Growth Fund	$245,441	$231,505
MFS® High Yield Portfolio	$112,696	$181,977
MFS® Strategic Income Portfolio	$128,332	$213,326
Neuberger Berman Short Duration Bond Portfolio	$27,489	$143,793
Neuberger Berman Large Cap Value Portfolio	$200,162	$173,500
Pioneer Fund VCT Portfolio	$101,163	$42,586
Deutsche CROCI International VIP Fund	$54,955	$77,658
Pioneer Select Mid Cap Growth VCT Portfolio	$225,587	$185,992
VanEck VIP Unconstrained Emerging Markets Bond Fund+	$143	$14,227
VanEck VIP Global Hard Assets Fund+	$299,116	$47,775
Wells Fargo VT Index Asset Allocation Fund	$362,413	$191,578
Wells Fargo VT Total Return Bond Fund+	$13,325	$2,520,342
Wells Fargo VT Intrinsic Value Fund+	$3,046,760	$8,702,049
Wells Fargo VT International Equity Fund	$52,928	$38,140
Wells Fargo VT Small Cap Growth Fund	$147,397	$326,934
Wells Fargo VT Discovery Fund	$64,364	$185,232
Wells Fargo VT Opportunity Fund	$68,532	$46,365
HIMCO VIT Index Fund	$4,382,719	$4,766,482
VOYA Global Equity Portfolio+	$6,557	$47,879
NVIT Emerging Markets Fund+	$262,732	$5,444

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2016 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund	1,310	1,653	(343)
American Century VP Capital Appreciation Fund	807	4,675	(3,868)
AB VPS International Growth Portfolio	2,087	8,101	(6,014)
Invesco V.I. Core Equity Fund	15,046	22,798	(7,752)
Invesco V.I. International Growth Fund	1,833	17,656	(15,823)
Invesco V.I. Government Money Market Fund+	1,368,575	458,158	910,417
AB VPS Large Cap Growth Portfolio	2,134	6,712	(4,578)
Wells Fargo VT Omega Growth Fund	8,851	27,992	(19,141)
Federated Managed Tail Risk Fund II	17,320	114,240	(96,920)
Federated Fund for U.S. Government Securities II	3,718	24,061	(20,343)
Federated High Income Bond Fund II	2,855	11,670	(8,815)
Federated Government Money Fund II+	11,860	30,844	(18,984)
Federated Quality Bond Fund II	3,207	4,641	(1,434)
Federated Managed Volatility Fund II	2,470	51,158	(48,688)
Federated Kaufmann Fund II	5,454	39,065	(33,611)
NVIT Developing Markets Fund+	913	14,832	(13,919)
Hartford Balanced HLS Fund	135,728	1,476,980	(1,341,252)
Hartford Total Return Bond HLS Fund	320,248	938,959	(618,711)
Hartford Capital Appreciation HLS Fund	36,188	816,420	(780,232)
Hartford Dividend and Growth HLS Fund	294,171	681,263	(387,092)
Hartford Global Growth HLS Fund	8,885	162,541	(153,656)
Hartford Disciplined Equity HLS Fund	20,578	143,528	(122,950)
Hartford Growth Opportunities HLS Fund	158,895	1,895,928	(1,737,033)
Hartford High Yield HLS Fund	26,174	63,367	(37,193)
Hartford International Opportunities HLS Fund	139,765	1,362,369	(1,222,604)
Hartford Small/Mid Cap Equity HLS Fund	20,248	65,760	(45,512)
Hartford MidCap Value HLS Fund	33,088	148,351	(115,263)
Hartford Ultrashort Bond HLS Fund	338,493	738,681	(400,188)
Hartford SmallCap Growth HLS Fund	9,206	134,338	(125,132)
Hartford Stock HLS Fund	266,565	249,662	16,903
Hartford U.S. Government Securities HLS Fund	24,606	157,278	(132,672)
Hartford Value HLS Fund	226,391	1,455,386	(1,228,995)
VY JPMorgan Emerging Markets Equity Portfolio	61,431	56,818	4,613
Invesco V.I. Global Health Care Fund	355	5,758	(5,403)
Invesco V.I. Technology Fund	1,199	1,393	(194)
MFS® Growth Fund	7,067	10,860	(3,793)
MFS® High Yield Portfolio	5,733	15,966	(10,233)
MFS® Strategic Income Portfolio	10,861	18,839	(7,978)
Neuberger Berman Short Duration Bond Portfolio	1,805	9,298	(7,493)
Neuberger Berman Large Cap Value Portfolio	5,117	6,269	(1,152)
Pioneer Fund VCT Portfolio	17,137	18,694	(1,557)
Deutsche CROCI International VIP Fund	216	4,873	(4,657)
Pioneer Select Mid Cap Growth VCT Portfolio	14,650	18,341	(3,691)
VanEck VIP Unconstrained Emerging Markets Bond Fund+	8	705	(697)
VanEck VIP Global Hard Assets Fund+	11,256	1,874	9,382
Wells Fargo VT Index Asset Allocation Fund	16,088	8,929	7,159
Wells Fargo VT Total Return Bond Fund+	607	103,053	(102,446)
Wells Fargo VT Intrinsic Value Fund+	728	322,312	(321,584)
Wells Fargo VT International Equity Fund	3,539	3,108	431
Wells Fargo VT Small Cap Growth Fund	420	12,166	(11,746)
Wells Fargo VT Discovery Fund	1,071	4,209	(3,138)
Wells Fargo VT Opportunity Fund	3,918	3,031	887
HIMCO VIT Index Fund	33,100	151,807	(118,707)
VOYA Global Equity Portfolio+	27	4,883	(4,856)
NVIT Emerging Markets Fund+	25,745	497	25,248

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2015 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund	155	777	(622)
American Century VP Capital Appreciation Fund	2,596	1,661	935
AB VPS International Growth Portfolio	2,856	10,345	(7,489)
Invesco V.I. Core Equity Fund	3,891	29,299	(25,408)
Invesco V.I. International Growth Fund	845	6,667	(5,822)
Invesco V.I. Money Market Fund	216,302	169,404	46,898
AB VPS Large Cap Growth Portfolio	1,029	1,936	(907)
Wells Fargo VT Omega Growth Fund	4,964	40,069	(35,105)
Federated Managed Tail Risk Fund II	1,906	158,280	(156,374)
Federated Fund for U.S. Government Securities II	5,758	45,806	(40,048)
Federated High Income Bond Fund II	923	22,359	(21,436)
Federated Prime Money Fund II	1,753	21,623	(19,870)
Federated Quality Bond Fund II	2,362	7,419	(5,057)
Federated Managed Volatility Fund II	10,317	64,250	(53,933)
Federated Kaufmann Fund II	7,586	47,079	(39,493)
NVIT Developing Markets Fund	8,636	9,850	(1,214)
Hartford Balanced HLS Fund	100,765	1,443,033	(1,342,268)
Hartford Total Return Bond HLS Fund	179,232	946,644	(767,412)
Hartford Capital Appreciation HLS Fund	135,444	632,478	(497,034)
Hartford Dividend and Growth HLS Fund	168,865	646,467	(477,602)
Hartford Global Growth HLS Fund	14,726	142,575	(127,849)
Hartford Disciplined Equity HLS Fund	15,327	123,072	(107,745)
Hartford Growth Opportunities HLS Fund	166,453	1,742,642	(1,576,189)
Hartford High Yield HLS Fund	10,004	95,639	(85,635)
Hartford International Opportunities HLS Fund	227,300	1,173,336	(946,036)
Hartford Small/Mid Cap Equity HLS Fund	9,142	50,643	(41,501)
Hartford MidCap Value HLS Fund	25,350	105,213	(79,863)
Hartford Ultrashort Bond HLS Fund	216,764	690,021	(473,257)
Hartford SmallCap Growth HLS Fund	14,402	115,333	(100,931)
Hartford Stock HLS Fund	28,401	265,770	(237,369)
Hartford U.S. Government Securities HLS Fund	39,905	135,672	(95,767)
Hartford Value HLS Fund	115,579	1,308,692	(1,193,113)
VY JPMorgan Emerging Markets Equity Portfolio	270	1,548	(1,278)
Voya Global Resources Portfolio	814	26,763	(25,949)
Invesco V.I. Global Health Care Fund	1,537	2,469	(932)
Invesco V.I. Technology Fund	2,188	18,092	(15,904)
MFS® Growth Fund	3,427	17,969	(14,542)
MFS® High Yield Portfolio	5,783	21,453	(15,670)
MFS® Strategic Income Portfolio	1,904	19,741	(17,837)
Neuberger Berman Short Duration Bond Portfolio	5,094	4,245	849
Neuberger Berman Large Cap Value Portfolio	177	2,299	(2,122)
Pioneer Fund VCT Portfolio	280	552	(272)
Deutsche CROCI International VIP Fund	256	4,507	(4,251)
Pioneer Select Mid Cap Growth VCT Portfolio	231	422	(191)
Van Eck VIP Unconstrained Emerging Markets Bond Fund	7	243	(236)
Van Eck VIP Global Hard Assets Fund	6,811	48,730	(41,919)
Wells Fargo VT Index Asset Allocation Fund	343	10,942	(10,599)
Wells Fargo VT Total Return Bond Fund	1,656	21,619	(19,963)
Wells Fargo VT Intrinsic Value Fund	6,907	65,186	(58,279)
Wells Fargo VT International Equity Fund	3,123	4,587	(1,464)
Wells Fargo VT Small Cap Growth Fund	4,196	11,371	(7,175)
Wells Fargo VT Discovery Fund	989	1,410	(421)
Wells Fargo VT Opportunity Fund	1,845	3,403	(1,558)
HIMCO VIT Index Fund	31,860	169,296	(137,436)
Voya Global Value Advantage Portfolio	31,136	4,084	27,052

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2016. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Balanced Fund
2016	21,066	$32.253865	to	$32.253865	$679,440	0.45%	to	0.45%	1.58%	to	1.58%	6.51%	to	6.51%
2015	21,408	$30.281647	to	$30.281647	$648,288	0.45%	to	0.45%	1.73%	to	1.73%	(3.01)%	to	(3.01)%
2014	22,030	$31.221762	to	$31.221762	$687,802	0.45%	to	0.45%	1.53%	to	1.53%	9.36%	to	9.36%
2013	26,371	$28.549492	to	$28.549492	$752,865	0.45%	to	0.45%	1.59%	to	1.59%	16.90%	to	16.90%
2012	27,222	$24.422275	to	$24.422275	$664,839	0.45%	to	0.45%	2.16%	to	2.16%	11.30%	to	11.30%
American Century VP Capital Appreciation Fund
2016	5,437	$34.817859	to	$34.817859	$189,308	0.45%	to	0.45%	—%	to	—%	2.77%	to	2.77%
2015	9,305	$33.880808	to	$33.880808	$315,262	0.45%	to	0.45%	—%	to	—%	1.47%	to	1.47%
2014	8,370	$33.388798	to	$33.388798	$279,459	0.45%	to	0.45%	—%	to	—%	7.66%	to	7.66%
2013	16,517	$31.014449	to	$31.014449	$512,269	0.45%	to	0.45%	—%	to	—%	30.33%	to	30.33%
2012	19,266	$23.796089	to	$23.796089	$458,446	0.45%	to	0.45%	—%	to	—%	15.48%	to	15.48%
AB VPS International Growth Portfolio
2016	32,376	$8.151929	to	$8.151929	$263,934	0.45%	to	0.45%	—%	to	—%	(7.29)%	to	(7.29)%
2015	38,391	$8.793198	to	$8.793198	$337,580	0.45%	to	0.45%	0.34%	to	0.34%	(2.31)%	to	(2.31)%
2014	45,880	$9.000934	to	$9.000934	$412,963	0.45%	to	0.45%	—%	to	—%	(1.64)%	to	(1.64)%
2013	57,473	$9.150742	to	$9.150742	$525,927	0.45%	to	0.45%	0.94%	to	0.94%	13.09%	to	13.09%
2012	62,934	$8.091251	to	$8.091251	$509,213	0.45%	to	0.45%	1.74%	to	1.74%	15.02%	to	15.02%
Invesco V.I. Core Equity Fund
2016	112,085	$17.097254	to	$30.716284	$2,004,982	0.45%	to	1.40%	0.77%	to	0.87%	8.73%	to	9.77%
2015	119,837	$15.724414	to	$27.982783	$1,946,127	0.45%	to	1.40%	1.07%	to	1.16%	(7.08)%	to	(6.19)%
2014	145,245	$16.922649	to	$29.830207	$2,536,108	0.45%	to	1.40%	0.84%	to	0.87%	6.64%	to	7.66%
2013	172,181	$15.868474	to	$27.707566	$2,800,485	0.45%	to	1.40%	1.22%	to	1.39%	27.45%	to	28.67%
2012	187,890	$12.450346	to	$21.533987	$2,414,986	0.45%	to	1.40%	0.96%	to	0.99%	12.30%	to	13.37%
Invesco V.I. International Growth Fund
2016	34,392	$17.642986	to	$17.642986	$606,763	1.40%	to	1.40%	1.31%	to	1.31%	(1.84)%	to	(1.84)%
2015	50,214	$17.973087	to	$17.973087	$902,493	1.40%	to	1.40%	1.43%	to	1.43%	(3.70)%	to	(3.70)%
2014	56,036	$18.663864	to	$18.663864	$1,045,848	1.40%	to	1.40%	1.58%	to	1.58%	(1.06)%	to	(1.06)%
2013	59,798	$18.864428	to	$18.864428	$1,128,061	1.40%	to	1.40%	1.22%	to	1.22%	17.36%	to	17.36%
2012	67,787	$16.074018	to	$16.074018	$1,089,613	1.40%	to	1.40%	1.43%	to	1.43%	13.93%	to	13.93%
Invesco V.I. Government Money Market Fund+
2016	1,193,054	$9.370614	to	$9.853471	$11,370,972	0.45%	to	1.85%	0.08%	to	0.09%	(1.74)%	to	(0.35)%
2015	282,638	$9.536484	to	$9.888476	$2,730,057	0.45%	to	1.85%	0.01%	to	0.01%	(1.82)%	to	(0.44)%
2014	235,740	$9.713504	to	$9.931995	$2,310,574	0.45%	to	1.85%	0.01%	to	0.01%	(1.82)%	to	(0.44)%
2013	92,709	$9.893584	to	$9.975467	$919,151	0.45%	to	1.85%	0.01%	to	0.01%	(1.06)%	to	(0.25)%
AB VPS Large Cap Growth Portfolio
2016	16,089	$43.777461	to	$43.777461	$704,312	0.45%	to	0.45%	—%	to	—%	2.17%	to	2.17%
2015	20,667	$42.848947	to	$42.848947	$885,588	0.45%	to	0.45%	—%	to	—%	10.62%	to	10.62%
2014	21,574	$38.736949	to	$38.736949	$835,692	0.45%	to	0.45%	—%	to	—%	13.63%	to	13.63%
2013	21,542	$34.090439	to	$34.090439	$734,361	0.45%	to	0.45%	0.08%	to	0.08%	36.73%	to	36.73%
2012	17,167	$24.931966	to	$24.931966	$428,017	0.45%	to	0.45%	0.30%	to	0.30%	16.47%	to	16.47%
Wells Fargo VT Omega Growth Fund
2016	191,822	$19.513858	to	$19.513858	$3,743,178	1.40%	to	1.40%	—%	to	—%	(0.88)%	to	(0.88)%
2015	210,963	$19.687078	to	$19.687078	$4,153,241	1.40%	to	1.40%	—%	to	—%	(0.06)%	to	(0.06)%
2014	246,068	$19.699862	to	$19.699862	$4,847,502	1.40%	to	1.40%	—%	to	—%	2.42%	to	2.42%
2013	269,184	$19.234253	to	$19.234253	$5,177,558	1.40%	to	1.40%	0.13%	to	0.13%	37.94%	to	37.94%
2012	310,482	$13.943978	to	$13.943978	$4,329,359	1.40%	to	1.40%	—%	to	—%	18.72%	to	18.72%
Federated Managed Tail Risk Fund II
2016	1,001,562	$5.959551	to	$11.836813	$6,109,179	0.45%	to	1.40%	1.79%	to	2.00%	(5.34)%	to	(4.44)%
2015	1,098,482	$6.296043	to	$12.386849	$7,088,994	0.45%	to	1.40%	1.74%	to	1.75%	(7.77)%	to	(6.89)%
2014	1,254,856	$6.826732	to	$13.303872	$8,762,402	0.45%	to	1.40%	1.73%	to	1.79%	(2.34)%	to	(1.41)%
2013	1,418,332	$6.990605	to	$13.494419	$10,120,038	0.45%	to	1.40%	1.02%	to	1.03%	14.83%	to	15.93%
2012	1,692,015	$6.087564	to	$11.640197	$10,473,214	0.45%	to	1.40%	0.55%	to	0.57%	8.64%	to	9.68%
Federated Fund for U.S. Government Securities II
2016	52,050	$15.782576	to	$21.461562	$961,017	0.45%	to	1.40%	2.76%	to	3.14%	0.19%	to	1.15%
2015	72,393	$15.752067	to	$21.217553	$1,320,490	0.45%	to	1.40%	2.97%	to	3.82%	(0.88)%	to	0.07%
2014	112,441	$15.891869	to	$21.203489	$2,012,237	0.45%	to	1.40%	2.93%	to	2.96%	3.17%	to	4.15%
2013	120,017	$15.403945	to	$20.358194	$2,074,200	0.45%	to	1.40%	3.36%	to	3.39%	(3.41)%	to	(2.49)%
2012	132,412	$15.948198	to	$20.878191	$2,355,780	0.45%	to	1.40%	3.48%	to	3.98%	1.54%	to	2.51%
Federated High Income Bond Fund II
2016	92,002	$22.672877	to	$34.275408	$2,286,768	0.45%	to	1.40%	6.15%	to	6.30%	13.22%	to	14.30%
2015	100,817	$20.025022	to	$29.986436	$2,201,152	0.45%	to	1.40%	5.84%	to	6.32%	(3.93)%	to	(3.01)%
2014	122,253	$20.843499	to	$30.916910	$2,749,981	0.45%	to	1.40%	5.90%	to	6.18%	1.26%	to	2.23%
2013	140,431	$20.583295	to	$30.242317	$3,079,851	0.45%	to	1.40%	6.98%	to	7.15%	5.50%	to	6.51%
2012	172,564	$19.510033	to	$28.394478	$3,584,060	0.45%	to	1.40%	6.83%	to	7.59%	13.10%	to	14.18%
Federated Government Money Fund II+
2016	80,297	$7.533846	to	$11.051694	$873,900	1.20%	to	1.40%	—%	to	—%	(1.39)%	to	(1.19)%
2015	99,281	$7.640055	to	$11.185108	$1,096,403	1.20%	to	1.40%	—%	to	—%	(1.39)%	to	(1.19)%
2014	119,151	$7.747699	to	$11.320039	$1,330,548	1.20%	to	1.40%	—%	to	—%	(1.39)%	to	(1.19)%
2013	131,306	$7.856931	to	$11.456701	$1,485,283	1.20%	to	1.40%	—%	to	—%	(1.39)%	to	(1.19)%
2012	145,625	$11.274860	to	$11.595018	$1,668,710	1.20%	to	1.40%	—%	to	—%	(1.39)%	to	(1.19)%
Federated Quality Bond Fund II
2016	60,120	$17.882017	to	$18.483332	$1,092,878	1.20%	to	1.40%	3.30%	to	3.58%	2.38%	to	2.59%
2015	61,554	$17.466189	to	$18.017449	$1,090,100	1.20%	to	1.40%	3.83%	to	3.93%	(1.63)%	to	(1.43)%
2014	66,611	$17.755636	to	$18.279445	$1,198,372	1.20%	to	1.40%	3.79%	to	3.84%	2.35%	to	2.56%
2013	67,394	$17.347889	to	$17.823992	$1,184,134	1.20%	to	1.40%	4.56%	to	4.59%	(0.37)%	to	(0.17)%
2012	88,914	$17.412255	to	$17.854384	$1,565,280	1.20%	to	1.40%	4.01%	to	4.29%	8.20%	to	8.41%
Federated Managed Volatility Fund II
2016	504,372	$13.781982	to	$25.088295	$7,123,139	0.45%	to	1.40%	4.77%	to	4.93%	6.19%	to	7.21%
2015	553,060	$12.978321	to	$23.401947	$7,337,936	0.45%	to	1.40%	4.30%	to	4.55%	(8.84)%	to	(7.97)%
2014	606,993	$14.237283	to	$25.429183	$8,816,202	0.45%	to	1.40%	3.20%	to	3.38%	2.47%	to	3.44%
2013	693,907	$13.894598	to	$24.582501	$9,837,070	0.45%	to	1.40%	2.88%	to	2.92%	20.05%	to	21.20%
2012	791,746	$11.573868	to	$20.283237	$9,323,080	0.45%	to	1.40%	1.66%	to	3.17%	11.97%	to	13.04%
Federated Kaufmann Fund II
2016	323,634	$18.446377	to	$18.706377	$6,017,263	1.20%	to	1.40%	—%	to	—%	2.22%	to	2.42%
2015	357,245	$18.045858	to	$18.263640	$6,488,474	1.20%	to	1.40%	—%	to	—%	4.90%	to	5.11%
2014	396,738	$17.203516	to	$17.376352	$6,860,510	1.20%	to	1.40%	—%	to	—%	8.19%	to	8.41%
2013	456,750	$15.901269	to	$16.028935	$7,292,257	1.20%	to	1.40%	—%	to	—%	38.18%	to	38.45%
2012	522,547	$11.507824	to	$11.577080	$6,031,222	1.20%	to	1.40%	—%	to	—%	15.66%	to	15.89%
NVIT Developing Markets Fund+
2016	—	$17.416408	to	$17.416408	$—	0.45%	to	0.45%	2.31%	to	2.31%	5.32%	to	5.32%
2015	13,919	$16.536126	to	$16.536126	$230,174	0.45%	to	0.45%	1.06%	to	1.06%	(16.69)%	to	(16.69)%
2014	15,133	$19.849974	to	$19.849974	$300,378	0.45%	to	0.45%	0.78%	to	0.78%	(6.27)%	to	(6.27)%
2013	19,187	$21.177656	to	$21.177656	$406,325	0.45%	to	0.45%	0.97%	to	0.97%	(0.42)%	to	(0.42)%
2012	20,407	$21.266199	to	$21.266199	$433,968	0.45%	to	0.45%	0.10%	to	0.10%	16.26%	to	16.26%
Hartford Balanced HLS Fund
2016	9,387,575	$17.115960	to	$20.730160	$60,641,189	1.25%	to	1.85%	2.63%	to	2.76%	4.09%	to	4.72%
2015	10,728,827	$16.442985	to	$19.795958	$66,362,554	1.25%	to	1.85%	1.80%	to	1.87%	(1.66)%	to	(1.07)%
2014	12,071,095	$16.720315	to	$20.009409	$75,611,285	1.25%	to	1.85%	1.72%	to	1.77%	7.78%	to	8.43%
2013	13,718,509	$15.513631	to	$18.454307	$79,462,299	1.25%	to	1.85%	1.49%	to	1.58%	18.97%	to	19.68%
2012	15,244,308	$1.353075	to	$13.040121	$73,837,313	1.15%	to	1.85%	2.80%	to	2.93%	9.97%	to	10.74%

Hartford Total Return Bond HLS Fund
2016	5,936,275	$16.702328	to	$18.485680	$24,200,624	1.25%	to	1.85%	2.48%	to	2.52%	2.58%	to	3.20%
2015	6,554,986	$16.282458	to	$17.913189	$25,969,230	1.25%	to	1.85%	3.03%	to	3.06%	(2.41)%	to	(1.82)%
2014	7,322,398	$16.684475	to	$18.245670	$29,591,857	1.25%	to	1.85%	3.20%	to	3.21%	3.95%	to	4.57%
2013	8,453,180	$16.050971	to	$17.447901	$32,701,388	1.25%	to	1.85%	3.86%	to	4.08%	(3.17)%	to	(2.59)%
2012	10,043,446	$1.940586	to	$16.576814	$40,063,418	1.15%	to	1.85%	4.10%	to	4.14%	5.57%	to	6.31%
Hartford Capital Appreciation HLS Fund
2016	3,977,209	$3.185533	to	$3.463193	$13,464,715	1.25%	to	1.85%	1.06%	to	1.11%	3.59%	to	4.21%
2015	4,757,441	$3.075218	to	$3.323255	$15,476,584	1.25%	to	1.85%	0.87%	to	0.87%	(0.84)%	to	(0.24)%
2014	5,254,475	$3.101118	to	$3.331191	$17,153,843	1.25%	to	1.85%	0.87%	to	0.88%	5.34%	to	5.97%
2013	6,108,458	$2.943918	to	$3.143410	$18,853,404	1.25%	to	1.85%	0.85%	to	0.95%	36.53%	to	37.35%
2012	6,844,760	$2.156226	to	$2.288576	$15,392,192	1.25%	to	1.85%	1.40%	to	1.52%	16.17%	to	16.87%
Hartford Dividend and Growth HLS Fund
2016	4,696,286	$2.554204	to	$2.927420	$13,370,074	1.15%	to	1.85%	1.97%	to	2.07%	12.78%	to	13.57%
2015	5,083,378	$2.264758	to	$2.577577	$12,751,736	1.15%	to	1.85%	1.74%	to	1.81%	(2.97)%	to	(2.29)%
2014	5,560,980	$2.334052	to	$2.637912	$14,395,660	1.15%	to	1.85%	1.87%	to	1.91%	10.89%	to	11.67%
2013	5,961,785	$2.104840	to	$2.362272	$13,854,900	1.15%	to	1.85%	1.91%	to	10.60%	29.51%	to	30.42%
2012	5,863,015	$1.625277	to	$1.811346	$10,825,224	1.15%	to	1.85%	2.19%	to	2.22%	11.51%	to	12.29%
Hartford Global Growth HLS Fund
2016	1,047,517	$15.123119	to	$17.986028	$38,155,406	1.25%	to	1.85%	0.66%	to	0.67%	0.08%	to	0.69%
2015	1,201,173	$15.110487	to	$17.863514	$43,209,895	1.25%	to	1.85%	0.52%	to	0.52%	6.06%	to	6.70%
2014	1,329,022	$14.247343	to	$16.742344	$44,880,859	1.25%	to	1.85%	0.44%	to	0.46%	4.83%	to	5.46%
2013	1,487,691	$13.590725	to	$15.875194	$47,571,015	1.25%	to	1.85%	0.74%	to	0.75%	33.80%	to	34.60%
2012	1,696,420	$10.157576	to	$11.794039	$40,152,888	1.25%	to	1.85%	0.55%	to	0.55%	21.15%	to	21.87%
Hartford Disciplined Equity HLS Fund
2016	821,949	$12.804521	to	$22.243885	$35,109,088	1.25%	to	1.85%	0.90%	to	0.96%	3.82%	to	4.45%
2015	944,898	$12.333185	to	$21.296942	$38,261,990	1.25%	to	1.85%	0.75%	to	0.78%	4.88%	to	5.51%
2014	1,052,643	$11.759726	to	$20.185235	$40,233,557	1.25%	to	1.85%	0.69%	to	0.77%	14.05%	to	14.74%
2013	1,217,462	$10.310836	to	$17.592418	$40,021,289	1.25%	to	1.85%	0.98%	to	1.08%	33.33%	to	34.13%
2012	1,396,440	$7.733301	to	$13.210176	$34,094,309	1.15%	to	1.85%	1.56%	to	1.69%	15.47%	to	16.28%
Hartford Growth Opportunities HLS Fund
2016	13,337,932	$28.582610	to	$35.022847	$178,222,021	1.25%	to	1.85%	0.42%	to	0.43%	(2.32)%	to	(1.73)%
2015	15,074,965	$29.260001	to	$35.638346	$204,976,006	1.25%	to	1.85%	0.13%	to	0.13%	9.69%	to	10.35%
2014	16,651,154	$26.675659	to	$32.296332	$206,659,068	1.25%	to	1.85%	0.17%	to	0.17%	12.05%	to	12.73%
2013	18,735,214	$23.806479	to	$28.650206	$207,179,379	1.25%	to	1.85%	0.01%	to	0.01%	33.26%	to	34.06%
2012	21,302,729	$1.867350	to	$17.865068	$176,405,333	1.15%	to	1.85%	—%	to	—%	24.53%	to	25.41%
Hartford High Yield HLS Fund
2016	376,813	$18.901560	to	$19.878521	$9,364,553	1.25%	to	1.85%	5.13%	to	6.05%	12.16%	to	12.83%
2015	414,006	$16.852840	to	$17.617917	$9,132,463	1.25%	to	1.85%	6.30%	to	6.50%	(6.06)%	to	(5.49)%
2014	499,641	$17.939833	to	$18.642026	$11,612,387	1.25%	to	1.85%	5.75%	to	7.54%	0.70%	to	1.30%
2013	586,758	$17.815479	to	$18.402068	$13,507,459	1.25%	to	1.85%	7.58%	to	7.95%	4.48%	to	5.11%
2012	698,617	$17.051604	to	$17.633729	$15,289,869	1.15%	to	1.85%	8.46%	to	8.74%	12.22%	to	13.00%
Hartford International Opportunities HLS Fund
2016	8,973,528	$2.492132	to	$2.709385	$23,830,466	1.25%	to	1.85%	1.60%	to	1.69%	(0.60)%	to	—%
2015	10,196,133	$2.507159	to	$2.709410	$27,100,857	1.25%	to	1.85%	1.43%	to	1.44%	0.01%	to	0.61%
2014	11,142,169	$2.506960	to	$2.692978	$29,467,502	1.25%	to	1.85%	2.04%	to	2.21%	(5.64)%	to	(5.07)%
2013	12,411,318	$2.656709	to	$2.836757	$34,631,294	1.25%	to	1.85%	2.05%	to	2.11%	19.32%	to	20.04%
2012	14,131,549	$2.226469	to	$2.380149	$32,886,759	1.15%	to	1.85%	1.90%	to	1.94%	17.99%	to	18.82%
Hartford Small/Mid Cap Equity HLS Fund
2016	449,839	$26.737363	to	$27.248210	$12,033,832	1.25%	to	1.85%	1.41%	to	1.42%	14.35%	to	15.04%
2015	495,351	$23.381885	to	$23.686138	$11,539,507	1.25%	to	1.85%	1.18%	to	1.23%	(6.48)%	to	(5.92)%
2014	536,852	$25.002318	to	$25.176094	$13,318,837	1.25%	to	1.85%	1.34%	to	1.56%	3.29%	to	3.92%
2013	612,561	$24.204852	to	$24.227268	$14,651,676	1.25%	to	1.85%	1.30%	to	1.42%	34.99%	to	35.80%
2012	722,632	$17.839905	to	$17.930574	$12,757,962	1.25%	to	1.85%	0.59%	to	0.61%	13.75%	to	14.43%
Hartford MidCap Value HLS Fund
2016	992,906	$20.376617	to	$21.189679	$20,833,745	1.25%	to	1.85%	0.53%	to	0.54%	10.75%	to	11.42%
2015	1,108,169	$18.398485	to	$19.018160	$20,888,286	1.25%	to	1.85%	0.57%	to	0.59%	(3.02)%	to	(2.44)%
2014	1,188,032	$18.971997	to	$19.493626	$22,987,270	1.25%	to	1.85%	0.66%	to	0.67%	6.23%	to	6.87%
2013	1,331,016	$17.858974	to	$18.240218	$24,136,784	1.25%	to	1.85%	1.24%	to	1.27%	32.24%	to	33.04%
2012	1,516,793	$13.504862	to	$13.710694	$20,706,236	1.25%	to	1.85%	1.16%	to	1.18%	22.66%	to	23.40%
Hartford Ultrashort Bond HLS Fund
2016	4,237,801	$9.809238	to	$9.901599	$9,306,809	0.45%	to	1.85%	0.44%	to	0.47%	(0.89)%	to	0.51%
2015	4,637,989	$9.851184	to	$9.896857	$10,309,283	0.45%	to	1.85%	0.30%	to	0.31%	(1.71)%	to	(0.32)%
2014	5,111,246	$9.883038	to	$10.068832	$11,662,454	0.45%	to	1.85%	—%	to	—%	(1.73)%	to	(0.35)%
2013	6,030,295	$9.917662	to	$10.246594	$14,139,934	0.45%	to	1.85%	—%	to	—%	(1.83)%	to	(0.45)%
2012	7,388,656	$9.962403	to	$10.437929	$17,721,227	0.45%	to	1.85%	—%	to	—%	(1.83)%	to	(0.38)%
Hartford SmallCap Growth HLS Fund
2016	815,852	$27.114307	to	$39.934853	$45,486,914	1.25%	to	1.85%	0.14%	to	0.15%	10.31%	to	10.98%
2015	940,983	$24.579162	to	$35.984495	$47,059,706	1.25%	to	1.85%	0.08%	to	0.08%	(2.37)%	to	(1.78)%
2014	1,041,914	$25.175852	to	$36.637511	$53,116,683	1.25%	to	1.85%	0.07%	to	0.07%	3.89%	to	4.52%
2013	1,177,376	$24.232089	to	$35.053115	$57,437,707	1.25%	to	1.85%	0.38%	to	0.39%	42.22%	to	43.07%
2012	1,333,202	$17.038734	to	$24.500244	$45,112,255	1.25%	to	1.85%	—%	to	—%	15.25%	to	15.94%
Hartford Stock HLS Fund
2016	1,672,773	$2.547203	to	$17.555878	$4,125,291	1.25%	to	1.85%	1.89%	to	1.96%	5.45%	to	6.08%
2015	1,655,870	$2.401194	to	$16.649149	$3,850,169	1.25%	to	1.85%	1.83%	to	1.87%	0.86%	to	1.47%
2014	1,893,239	$2.366469	to	$16.507153	$4,343,120	1.25%	to	1.85%	1.78%	to	1.89%	9.27%	to	9.92%
2013	2,221,340	$2.152818	to	$15.107231	$4,646,417	1.25%	to	1.85%	1.73%	to	2.05%	29.82%	to	30.60%
2012	2,595,367	$1.648344	to	$11.636712	$4,165,520	1.25%	to	1.85%	2.16%	to	2.21%	12.29%	to	12.96%
Hartford U.S. Government Securities HLS Fund
2016	640,318	$13.425716	to	$15.314600	$15,037,899	1.25%	to	1.85%	1.47%	to	1.82%	(0.32)%	to	0.28%
2015	772,991	$13.468810	to	$15.271850	$17,791,803	1.25%	to	1.85%	1.81%	to	1.88%	(0.30)%	to	0.30%
2014	868,758	$13.509267	to	$15.226100	$19,905,823	1.25%	to	1.85%	2.13%	to	2.26%	0.93%	to	1.54%
2013	1,026,517	$13.384764	to	$14.995538	$23,032,906	1.25%	to	1.85%	2.25%	to	2.35%	(3.48)%	to	(2.90)%
2012	1,200,128	$13.867974	to	$15.443950	$27,783,320	1.25%	to	1.85%	2.77%	to	3.00%	1.80%	to	2.41%
Hartford Value HLS Fund
2016	10,271,879	$2.085084	to	$2.290574	$23,056,181	1.25%	to	1.85%	1.69%	to	1.70%	11.61%	to	12.28%
2015	11,500,874	$1.868188	to	$2.040032	$23,009,488	1.25%	to	1.85%	1.47%	to	1.54%	(4.86)%	to	(4.29)%
2014	12,693,987	$1.963583	to	$2.160768	$26,559,661	1.15%	to	1.85%	0.65%	to	1.43%	9.32%	to	10.09%
2013	14,666,256	$1.796102	to	$1.962695	$27,938,272	1.15%	to	1.85%	0.77%	to	1.62%	29.52%	to	30.43%
2012	16,816,977	$1.386700	to	$1.504748	$24,617,704	1.15%	to	1.85%	2.00%	to	2.10%	14.84%	to	15.65%
VY JPMorgan Emerging Markets Equity Portfolio
2016	39,974	$16.737716	to	$16.737716	$669,068	0.45%	to	0.45%	1.36%	to	1.36%	12.75%	to	12.75%
2015	35,361	$14.844914	to	$14.844914	$524,925	0.45%	to	0.45%	1.48%	to	1.48%	(15.94)%	to	(15.94)%
2014	36,639	$17.659527	to	$17.659527	$647,027	0.45%	to	0.45%	1.17%	to	1.17%	0.67%	to	0.67%
2013	38,995	$17.542326	to	$17.542326	$684,057	0.45%	to	0.45%	1.16%	to	1.16%	(5.92)%	to	(5.92)%
2012	38,298	$18.645207	to	$18.645207	$714,065	0.45%	to	0.45%	—%	to	—%	18.79%	to	18.79%
Invesco V.I. Global Health Care Fund
2016	17,168	$42.303908	to	$42.303908	$726,258	0.45%	to	0.45%	—%	to	—%	(11.86)%	to	(11.86)%
2015	22,571	$47.995460	to	$47.995460	$1,083,298	0.45%	to	0.45%	—%	to	—%	2.70%	to	2.70%
2014	23,503	$46.733553	to	$46.733553	$1,098,372	0.45%	to	0.45%	—%	to	—%	19.13%	to	19.13%
2013	24,496	$39.228563	to	$39.228563	$960,962	0.45%	to	0.45%	0.70%	to	0.70%	39.91%	to	39.91%
2012	22,384	$28.038257	to	$28.038257	$627,596	0.45%	to	0.45%	—%	to	—%	20.36%	to	20.36%
Invesco V.I. Technology Fund
2016	20,048	$22.988726	to	$22.988726	$460,864	0.45%	to	0.45%	—%	to	—%	(1.20)%	to	(1.20)%
2015	20,241	$23.268462	to	$23.268462	$470,987	0.45%	to	0.45%	—%	to	—%	6.34%	to	6.34%
2014	36,145	$21.882154	to	$21.882154	$790,930	0.45%	to	0.45%	—%	to	—%	10.55%	to	10.55%
2013	37,511	$19.793343	to	$19.793343	$742,463	0.45%	to	0.45%	—%	to	—%	24.58%	to	24.58%
2012	47,484	$15.887776	to	$15.887776	$754,416	0.45%	to	0.45%	—%	to	—%	10.78%	to	10.78%

MFS® Growth Fund
2016	78,381	$21.765899	to	$42.613659	$2,004,725	0.45%	to	1.40%	0.04%	to	0.04%	1.02%	to	1.98%
2015	82,174	$21.546388	to	$41.785067	$2,065,250	0.45%	to	1.40%	0.15%	to	0.16%	6.06%	to	7.08%
2014	96,716	$20.314563	to	$39.023692	$2,231,864	0.45%	to	1.40%	0.10%	to	0.10%	7.43%	to	8.46%
2013	121,268	$18.909534	to	$35.981231	$2,573,722	0.45%	to	1.40%	0.23%	to	0.24%	34.95%	to	36.24%
2012	130,204	$14.012210	to	$26.410655	$2,035,076	0.45%	to	1.40%	—%	to	—%	15.76%	to	16.86%
MFS® High Yield Portfolio
2016	63,675	$11.281561	to	$11.664286	$725,392	0.45%	to	1.40%	6.73%	to	6.91%	12.24%	to	13.31%
2015	73,908	$10.051090	to	$10.293860	$747,877	0.45%	to	1.40%	6.90%	to	6.96%	(5.55)%	to	(4.65)%
2014	89,578	$10.641650	to	$10.795603	$956,578	0.45%	to	1.40%	4.35%	to	5.43%	1.38%	to	2.35%
2013	109,043	$10.497039	to	$10.548229	$1,145,940	0.45%	to	1.40%	2.42%	to	2.43%	4.97%	to	5.48%
MFS® Strategic Income Portfolio
2016	29,474	$11.165624	to	$11.165624	$329,085	0.45%	to	0.45%	2.38%	to	2.38%	7.75%	to	7.75%
2015	37,451	$10.362155	to	$10.362155	$388,068	0.45%	to	0.45%	5.85%	to	5.85%	(2.29)%	to	(2.29)%
2014	55,288	$10.605350	to	$10.605350	$586,356	0.45%	to	0.45%	4.19%	to	4.19%	2.81%	to	2.81%
2013	14,322	$10.315465	to	$10.315465	$147,734	0.45%	to	0.45%	3.21%	to	3.21%	3.15%	to	3.15%
Neuberger Berman Short Duration Bond Portfolio
2016	19,869	$15.890453	to	$15.890453	$315,722	0.45%	to	0.45%	1.14%	to	1.14%	0.76%	to	0.76%
2015	27,362	$15.769850	to	$15.769850	$431,504	0.45%	to	0.45%	1.56%	to	1.56%	(0.27)%	to	(0.27)%
2014	26,513	$15.811911	to	$15.811911	$419,221	0.45%	to	0.45%	1.43%	to	1.43%	0.16%	to	0.16%
2013	31,958	$15.786914	to	$15.786914	$504,524	0.45%	to	0.45%	1.57%	to	1.57%	0.17%	to	0.17%
2012	76,317	$15.760906	to	$15.760906	$1,202,815	0.45%	to	0.45%	2.89%	to	2.89%	4.14%	to	4.14%
Neuberger Berman Large Cap Value Portfolio
2016	21,063	$31.849037	to	$31.849037	$670,836	0.45%	to	0.45%	0.83%	to	0.83%	26.79%	to	26.79%
2015	22,215	$25.118660	to	$25.118660	$558,024	0.45%	to	0.45%	0.74%	to	0.74%	(12.20)%	to	(12.20)%
2014	24,337	$28.609142	to	$28.609142	$696,268	0.45%	to	0.45%	0.73%	to	0.73%	9.36%	to	9.36%
2013	27,224	$26.160692	to	$26.160692	$712,194	0.45%	to	0.45%	1.17%	to	1.17%	30.55%	to	30.55%
2012	32,294	$20.039247	to	$20.039247	$647,149	0.45%	to	0.45%	0.36%	to	0.36%	16.08%	to	16.08%
Pioneer Fund VCT Portfolio
2016	24,165	$20.727255	to	$20.727255	$500,871	0.45%	to	0.45%	1.33%	to	1.33%	9.32%	to	9.32%
2015	25,722	$18.959735	to	$18.959735	$487,676	0.45%	to	0.45%	1.09%	to	1.09%	(0.51)%	to	(0.51)%
2014	25,994	$19.056894	to	$19.056894	$495,373	0.45%	to	0.45%	1.19%	to	1.19%	10.53%	to	10.53%
2013	30,449	$17.240715	to	$17.240715	$524,969	0.45%	to	0.45%	1.26%	to	1.26%	32.69%	to	32.69%
2012	32,683	$12.993582	to	$12.993582	$424,665	0.45%	to	0.45%	1.57%	to	1.57%	9.75%	to	9.75%
Deutsche CROCI International VIP Fund
2016	31,295	$15.653815	to	$15.653815	$489,870	1.40%	to	1.40%	10.62%	to	10.62%	(0.66)%	to	(0.66)%
2015	35,951	$15.758340	to	$15.758340	$566,525	1.40%	to	1.40%	4.16%	to	4.16%	(6.80)%	to	(6.80)%
2014	40,202	$16.907393	to	$16.907393	$679,714	1.40%	to	1.40%	1.74%	to	1.74%	(12.99)%	to	(12.99)%
2013	44,902	$19.431985	to	$19.431985	$872,533	1.40%	to	1.40%	5.35%	to	5.35%	18.56%	to	18.56%
2012	54,058	$16.390317	to	$16.390317	$886,015	1.40%	to	1.40%	2.17%	to	2.17%	18.97%	to	18.97%
Pioneer Select Mid Cap Growth VCT Portfolio
2016	34,549	$37.764925	to	$37.764925	$1,304,721	0.45%	to	0.45%	—%	to	—%	3.27%	to	3.27%
2015	38,239	$36.569390	to	$36.569390	$1,398,343	0.45%	to	0.45%	—%	to	—%	1.17%	to	1.17%
2014	38,430	$36.145445	to	$36.145445	$1,389,046	0.45%	to	0.45%	—%	to	—%	8.94%	to	8.94%
2013	39,206	$33.179649	to	$33.179649	$1,300,857	0.45%	to	0.45%	—%	to	—%	41.82%	to	41.82%
2012	37,045	$23.395846	to	$23.395846	$866,691	0.45%	to	0.45%	—%	to	—%	6.54%	to	6.54%
VanEck VIP Unconstrained Emerging Markets Bond Fund+
2016	1,664	$19.656482	to	$19.656482	$32,692	0.45%	to	0.45%	—%	to	—%	5.94%	to	5.94%
2015	2,360	$18.553601	to	$18.553601	$43,791	0.45%	to	0.45%	6.51%	to	6.51%	(13.48)%	to	(13.48)%
2014	2,596	$21.443596	to	$21.443596	$55,667	0.45%	to	0.45%	6.42%	to	6.42%	1.73%	to	1.73%
2013	5,915	$21.079832	to	$21.079832	$124,682	0.45%	to	0.45%	2.87%	to	2.87%	(9.58)%	to	(9.58)%
2012	10,562	$23.312272	to	$23.312272	$246,219	0.45%	to	0.45%	2.78%	to	2.78%	5.08%	to	5.08%
VanEck VIP Global Hard Assets Fund+
2016	23,902	$29.125891	to	$29.125891	$696,191	0.45%	to	0.45%	0.30%	to	0.30%	43.06%	to	43.06%
2015	14,521	$20.358513	to	$20.358513	$295,613	0.45%	to	0.45%	0.03%	to	0.03%	(33.75)%	to	(33.75)%
2014	56,440	$30.727545	to	$30.727545	$1,734,257	0.45%	to	0.45%	0.09%	to	0.09%	(19.47)%	to	(19.47)%
2013	58,379	$38.154616	to	$38.154616	$2,227,432	0.45%	to	0.45%	0.48%	to	0.48%	10.04%	to	10.04%
2012	30,147	$34.674040	to	$34.674040	$1,045,329	0.45%	to	0.45%	0.69%	to	0.69%	2.92%	to	2.92%
Wells Fargo VT Index Asset Allocation Fund
2016	87,603	$19.646382	to	$19.646382	$1,721,072	1.40%	to	1.40%	0.90%	to	0.90%	6.17%	to	6.17%
2015	80,444	$18.504027	to	$18.504027	$1,488,540	1.40%	to	1.40%	1.03%	to	1.03%	(0.16)%	to	(0.16)%
2014	91,043	$18.533507	to	$18.533507	$1,687,335	1.40%	to	1.40%	1.53%	to	1.53%	16.42%	to	16.42%
2013	105,203	$15.919840	to	$15.919840	$1,674,812	1.40%	to	1.40%	1.64%	to	1.64%	17.97%	to	17.97%
2012	107,950	$13.494946	to	$13.494946	$1,456,783	1.40%	to	1.40%	1.45%	to	1.45%	11.46%	to	11.46%
Wells Fargo VT Total Return Bond Fund+
2016	—	$24.425796	to	$24.425796	$—	1.40%	to	1.40%	0.47%	to	0.47%	2.06%	to	2.06%
2015	102,446	$23.932549	to	$23.932549	$2,451,800	1.40%	to	1.40%	1.29%	to	1.29%	(1.26)%	to	(1.26)%
2014	122,409	$24.236868	to	$24.236868	$2,966,801	1.40%	to	1.40%	1.36%	to	1.36%	4.12%	to	4.12%
2013	135,354	$23.277091	to	$23.277091	$3,150,649	1.40%	to	1.40%	1.24%	to	1.24%	(3.79)%	to	(3.79)%
2012	162,436	$24.193841	to	$24.193841	$3,929,952	1.40%	to	1.40%	1.45%	to	1.45%	4.63%	to	4.63%
Wells Fargo VT Intrinsic Value Fund+
2016	—	$26.905345	to	$26.905345	$—	1.40%	to	1.40%	1.69%	to	1.69%	(0.02)%	to	(0.02)%
2015	321,584	$26.910052	to	$26.910052	$8,653,850	1.40%	to	1.40%	0.88%	to	0.88%	(1.91)%	to	(1.91)%
2014	379,863	$27.433447	to	$27.433447	$10,420,961	1.40%	to	1.40%	0.75%	to	0.75%	8.78%	to	8.78%
2013	449,535	$25.219680	to	$25.219680	$11,337,118	1.40%	to	1.40%	1.02%	to	1.02%	28.49%	to	28.49%
2012	519,196	$19.627291	to	$19.627291	$10,190,405	1.40%	to	1.40%	1.35%	to	1.35%	17.81%	to	17.81%
Wells Fargo VT International Equity Fund
2016	7,677	$13.176289	to	$13.176289	$101,157	1.40%	to	1.40%	2.80%	to	2.80%	1.86%	to	1.86%
2015	7,246	$12.935792	to	$12.935792	$93,738	1.40%	to	1.40%	4.59%	to	4.59%	0.39%	to	0.39%
2014	8,710	$12.886130	to	$12.886130	$112,243	1.40%	to	1.40%	2.71%	to	2.71%	(6.67)%	to	(6.67)%
2013	8,187	$13.807063	to	$13.807063	$113,036	1.40%	to	1.40%	2.06%	to	2.06%	17.86%	to	17.86%
2012	6,841	$11.714788	to	$11.714788	$80,139	1.40%	to	1.40%	1.32%	to	1.32%	11.90%	to	11.90%
Wells Fargo VT Small Cap Growth Fund
2016	50,574	$27.881837	to	$27.881837	$1,410,090	1.40%	to	1.40%	—%	to	—%	6.25%	to	6.25%
2015	62,320	$26.241974	to	$26.241974	$1,635,394	1.40%	to	1.40%	—%	to	—%	(4.23)%	to	(4.23)%
2014	69,495	$27.401818	to	$27.401818	$1,904,295	1.40%	to	1.40%	—%	to	—%	(3.24)%	to	(3.24)%
2013	78,100	$28.319807	to	$28.319807	$2,211,776	1.40%	to	1.40%	—%	to	—%	48.14%	to	48.14%
2012	89,030	$19.116281	to	$19.116281	$1,701,939	1.40%	to	1.40%	—%	to	—%	6.37%	to	6.37%
Wells Fargo VT Discovery Fund
2016	6,750	$51.931204	to	$51.931204	$350,556	0.45%	to	0.45%	—%	to	—%	7.16%	to	7.16%
2015	9,888	$48.460457	to	$48.460457	$479,202	0.45%	to	0.45%	—%	to	—%	(1.91)%	to	(1.91)%
2014	10,309	$49.401612	to	$49.401612	$509,286	0.45%	to	0.45%	—%	to	—%	(0.10)%	to	(0.10)%
2013	16,501	$49.448832	to	$49.448832	$815,941	0.45%	to	0.45%	0.01%	to	0.01%	43.16%	to	43.16%
2012	17,857	$34.542066	to	$34.542066	$616,814	0.45%	to	0.45%	—%	to	—%	17.21%	to	17.21%
Wells Fargo VT Opportunity Fund
2016	6,681	$17.519732	to	$17.519732	$117,050	1.40%	to	1.40%	2.16%	to	2.16%	10.67%	to	10.67%
2015	5,794	$15.830811	to	$15.830811	$91,723	1.40%	to	1.40%	0.13%	to	0.13%	(4.43)%	to	(4.43)%
2014	7,352	$16.565003	to	$16.565003	$121,790	1.40%	to	1.40%	0.06%	to	0.06%	8.89%	to	8.89%
2013	6,631	$15.212699	to	$15.212699	$100,876	1.40%	to	1.40%	0.18%	to	0.18%	28.86%	to	28.86%
2012	9,286	$11.805261	to	$11.805261	$109,629	1.40%	to	1.40%	0.09%	to	0.09%	13.92%	to	13.92%
HIMCO VIT Index Fund
2016	1,200,741	$16.642854	to	$36.437406	$40,002,118	0.45%	to	1.85%	2.10%	to	2.16%	9.55%	to	11.09%
2015	1,319,448	$15.192586	to	$32.799962	$39,668,290	0.45%	to	1.85%	0.35%	to	0.35%	(0.79)%	to	0.61%
2014	1,456,884	$15.313504	to	$32.601374	$43,908,618	0.45%	to	1.85%	—%	to	—%	4.53%	to	5.13%
VOYA Global Equity Portfolio+
2016	22,196	$9.802039	to	$9.802039	$217,566	0.45%	to	0.45%	2.63%	to	2.63%	5.28%	to	5.28%
2015	27,052	$9.310048	to	$9.310048	$251,859	0.45%	to	0.45%	0.49%	to	0.49%	(6.90)%	to	(6.90)%
NVIT Emerging Markets Fund+
2016	25,248	$9.777140	to	$9.777140	$246,852	0.45%	to	0.45%	0.80%	to	0.80%	(2.23)%	to	(2.23)%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2016 through the date of issuance noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of Union Security Insurance Company:
In our opinion, the consolidated balance sheets and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity, and cash flows present fairly, in all material respects, the financial position of Union Security Insurance Company and its subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules, which include Schedule I, Schedule III, Schedule IV, and Schedule V, present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, NY
April 20, 2017

Union Security Insurance Company
Consolidated Balance Sheets
At December 31, 2016 and 2015

	December 31, 2016	December 31, 2015
	(in thousands except per share and share amounts)
Assets
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost — $871,466 in 2016 and $2,172,677 in 2015)	$1,028,663	$2,446,921
Equity securities available for sale, at fair value (cost — $85,702 in 2016 and $144,407 in 2015)	93,617	158,082
Commercial mortgage loans on real estate, at amortized cost	98,451	420,569
Policy loans	7,376	10,031
Short-term investments	2,714	90,497
Other investments	58,125	42,330
Total investments	1,288,946	3,168,430
Cash and cash equivalents	8,914	60,137
Premiums and accounts receivable, net	2,000	62,781
Reinsurance recoverables	3,565,032	2,225,924
Accrued investment income	14,252	34,818
Other assets	14,372	114,535
Assets held in separate accounts	1,500,200	1,596,250
Total assets	$6,393,716	$7,262,875
Liabilities
Future policy benefits and expenses	$3,068,051	$2,875,419
Unearned premiums	28,062	34,076
Claims and benefits payable	1,412,872	1,719,916
Deferred gain on disposal of businesses	200,424	58,368
Accounts payable and other liabilities	19,467	208,171
Liabilities related to separate accounts	1,500,200	1,596,250
Total liabilities	6,229,076	6,492,200
Commitments and contingencies (Note 14)
Stockholder's equity
Common stock, par value $5 per share, 1,000,000 shares authorized, issued, and outstanding	5,000	5,000
Additional paid-in capital	55,919	515,630
Retained earnings	—	66,510
Accumulated other comprehensive income	103,721	183,535
Total stockholder's equity	164,640	770,675
Total liabilities and stockholder's equity	$6,393,716	$7,262,875

See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company
Consolidated Statements of Operations
Years Ended December 31, 2016, 2015 and 2014

	Years Ended December 31,
	2016	2015	2014
	(in thousands)
Revenues
Net earned premiums	$180,312	$1,047,541	$1,035,467
Net investment income	97,770	169,453	180,734
Net realized gains on investments, excluding other-than-temporary investment losses	165,122	17,044	16,365
Total other-than-temporary investment losses	(1,973)	(7,724)	(55)
Portion of net (loss) income recognized in other comprehensive income, before taxes	(206)	701	31
Net other-than-temporary investment losses recognized in earnings	(2,179)	(7,023)	(24)
Amortization of deferred gains and gains (losses) on disposal of businesses	364,509	9,092	(5,147)
Fees and other income	6,670	14,810	11,934
Total revenues	812,204	1,250,917	1,239,329
Benefits, losses and expenses
Policyholder benefits	152,700	749,584	746,101
Amortization of deferred acquisition costs and value of business acquired	7,053	34,219	32,638
Underwriting, general and administrative expenses	119,415	352,000	356,413
Goodwill impairment	17,285	—	—
Total benefits, losses and expenses	296,453	1,135,803	1,135,152
Income before provision for income taxes	515,751	115,114	104,177
Provision for income taxes	206,243	41,013	34,999
Net income	$309,508	$74,101	$69,178
See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company
Consolidated Statements of Comprehensive Income
Years Ended December 31, 2016, 2015 and 2014

	Years Ended December 31,
	2016	2015	2014
	(in thousands)
Net income	$309,508	$74,101	$69,178
Other comprehensive (loss) income:
Change in unrealized gains on securities, net of taxes of $42,587, $53,461, and $(55,020), respectively	(79,082)	(99,293)	102,176
Change in other-than-temporary impairment gains (losses) recognized in other comprehensive income, net of taxes of $395, $533, and $(830), respectively	(732)	(990)	1,541
Total other comprehensive (loss) income	(79,814)	(100,283)	103,717
Total comprehensive income (loss)	$229,694	$(26,182)	$172,895
See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company
Consolidated Statements of Changes in Stockholder's Equity
At December 31, 2016, 2015 and 2014

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
	(in thousands)
Balance, January 1, 2014	$5,000	$515,630	$103,231	$180,101	$803,962
Net income	—	—	69,178	—	69,178
Dividends	—	—	(97,000)	—	(97,000)
Other comprehensive income	—	—	—	103,717	103,717
Balance, December 31, 2014	$5,000	$515,630	$75,409	$283,818	$879,857
Net income	—	—	74,101	—	74,101
Dividends	—	—	(83,000)	—	(83,000)
Other comprehensive loss	—	—	—	(100,283)	(100,283)
Balance, December 31, 2015	$5,000	$515,630	$66,510	$183,535	$770,675
Net income	—	—	309,508	—	309,508
Dividends (1)	—	(513,982)	(376,018)	—	(890,000)
Capital contribution from affiliated entity	—	54,271	—	—	54,271
Other comprehensive loss	—	—	—	(79,814)	(79,814)
Balance, December 31, 2016	$5,000	$55,919	$—	$103,721	$164,640

(1) Dividends are required to be deducted from retained earnings and when depleted, deducted from additional paid-in capital.
See the accompanying Notes to the Consolidated Financial Statements

Union Security Insurance Company
Consolidated Statements of Cash Flows
Years Ended December 31, 2016, 2015 and 2014

	Years Ended December 31,
	2016	2015	2014
	(in thousands)
Operating activities
Net income	$309,508	$74,101	$69,178
Adjustments to reconcile net income to net cash used in operating activities:
Noncash revenues, expenses, gains and losses included in income:
Amortization of deferred (gain) and (gains) losses on disposal of businesses	(364,509)	(9,092)	5,147
Depreciation and amortization	1,779	4,657	4,851
Net realized gains on investments (1)	(162,943)	(10,021)	(16,341)
Change in modified coinsurance assets (1)	(29,704)	—	—
Goodwill impairment	17,285	—	—
Changes in operating assets and liabilities:
Change in reinsurance recoverable	(7,647)	(120)	(149)
Change in premiums and accounts receivable	40,469	2,981	(6,153)
Change in insurance policy reserves and expenses	(76,163)	(104,924)	(111,616)
Change in accounts payable and other liabilities	(27,729)	7,348	2,865
Change in income taxes	(66,613)	14,451	13,526
Other	(30,445)	(5,967)	(4,011)
Net cash used in operating activities	(396,712)	(26,586)	(42,703)
Investing activities
Sales of:
Fixed maturity securities available for sale	264,957	266,522	267,664
Equity securities available for sale	34,523	44,448	26,838
Other invested assets	16,757	85,780	28,780
Subsidiary, net of cash transferred (1)	880,507	—	—
Commercial mortgage loans on real estate (2)	51,176	—	—
Maturities, calls, prepayments, and scheduled redemption of:
Fixed maturity securities available for sale	66,312	109,789	156,961
Commercial mortgage loans on real estate	27,954	123,293	103,127
Purchases of:
Fixed maturity securities available for sale	(478,095)	(308,162)	(347,194)
Equity securities available for sale	(39,886)	(64,712)	(55,202)
Commercial mortgage loans on real estate	(8,398)	(43,665)	(40,550)
Other invested assets	(2,597)	(6,677)	(12,223)
Change in short-term investments	(145,036)	(44,634)	353
Change in collateral held under securities lending	—	42,941	(712)
Change in policy loans	1,196	1,632	798
Net cash provided by investing activities	669,370	206,555	128,640
Financing activities
Cash dividends paid	(379,333)	(83,000)	(97,000)
Capital contribution from affiliated entity (1)	54,271	—	—
Change in obligation under securities lending	—	(42,941)	712
Net cash used in financing activities	(325,062)	(125,941)	(96,288)
Cash included in held for sale assets	1,181	(1,181)	—
Change in cash and cash equivalents	(51,223)	52,847	(10,351)
Cash and cash equivalents at beginning of period	60,137	7,290	17,641
Cash and cash equivalents at end of period	$8,914	$60,137	$7,290
Supplemental information:

Income taxes paid	$273,169	$26,570	$34,917
(1) Related to the sale of Assurant Employee Benefits segment mainly through reinsurance transactions.
(2) For further information see Note 3.
See the accompanying Notes to the Consolidated Financial Statements

Notes to Consolidated Financial Statements
December 31, 2016, 2015 and 2014
(In thousands except number of shares, per share amounts, number of securities in an unrealized loss position and number of loans)
1. NATURE OF OPERATIONS AND ITEMS IMPACTING BASIS OF PRESENTATION
Overview: Union Security Insurance Company (the “Company”) is a provider of life and health insurance products, including group disability insurance, group dental insurance, group life insurance, group vision insurance, supplemental worksite insurance, small employer group health insurance and pre-funded funeral insurance (“preneed”). As previously announced, Assurant, Inc. (the "Parent") sold its Assurant Employee Benefits ("AEB") segment on March 1, 2016 mainly through a series of reinsurance transactions with United States branch of Sun Life Assurance Company of Canada ("Sun Life"), a subsidiary of Sun Life Financial Inc. The products affected by the sale are group life, group dental, group vision, group disability, and supplemental worksite insurance products. In addition we reinsured disability and life products through our former affiliate, Disability Reinsurance Management Services, Inc. ("DRMS") which was also sold to Sun Life. The sale of AEB had a material impact to the results of operations, cash flows and financial condition of the Company.
The Company is a wholly-owned subsidiary of the Parent. The Parent’s common stock is traded on the New York Stock Exchange under the symbol AIZ.
The Company distributes its products in the District of Columbia and in all U.S. states except New York.
Sale of Assurant Employee Benefits: On March 1, 2016, the Parent completed the sale of its Assurant Employee Benefits segment through a series of transactions with Sun Life, for net cash consideration of $926,174 and contingent consideration of $16,000 related to specified account renewals. The condition for the recognition of the $16,000 contingent consideration was met later in 2016, which was subsequently collected from Sun Life. The Company received their allocated portion of $15,200. The Company's allocated cash consideration was $884,357(and the remaining cash consideration was attributable to other Assurant affiliates). The transaction was primarily structured as a reinsurance arrangement, as well as the sale of certain legal entities that included ceding commission and other consideration. The reinsurance transaction does not extinguish the Company's primary liability on the policies it has issued or assumed, thus any gains associated with the prospective component of the reinsurance transaction are deferred and amortized over the contract period, including contractual renewal periods, in proportion to the amount of insurance coverage provided. The Company also has an obligation to continue to write and renew certain policies for a period of time until Sun Life commences policy writing and renewal.
The Company was required to allocate the proceeds considering the relative fair value of the reinsurance for existing claims (accounted for as retroactive reinsurance) and reinsurance for inforce policies with remaining terms and future business (primarily accounted for as prospective reinsurance). During 2016, the Company recorded an estimated gain of $604,135 (of which $491,365 was required to be deferred and amortized) based on proceeds compared to the relative net assets transferred and other expenses, with realized gains on invested assets transferred, as well as its share of the contingent consideration and final closing adjustments.
The total deferred gain amount will primarily be recognized as revenue over the contract period in proportion to the amount of insurance coverage provided, including estimated contractual renewals pursuant to rate guarantees. Over 90% of the deferred gain related to this transaction is expected to be earned by the end of 2018. The Company recognized $340,934 of amortization of the deferred gains for the twelve months ended December 31, 2016. The remaining deferred gain related to this transaction was $150,431 as of December 31, 2016. The ultimate amortization pattern will be dependent on a number of factors including the exact timing of when Sun Life commences directly writing and renewing policies and the sales and persistency on business the Company is obligated to write and renew in the interim.
The total pre-tax gain recognized by the Company during the year ended December 31, 2016 was $453,704.

The following represents a summary of the pre-tax gain recognized in 2016 by transaction component, including other related transaction components, as well as the related classification within the Consolidated Financial Statements:

Total expected gains, after adjustment and contingent consideration	$604,135

Initial transaction components:
Gain on sale of entities	6,602
Novations (b)	59,096
Loss on retroactive reinsurance component, before realized gains (c)	(109,590)
Net loss prior to realized gains on transferred securities supporting retroactive reinsurance component(a)	(43,892)
Realized gains on transferred securities supporting retroactive reinsurance component (c)	141,462
Net gains on initial transaction	$97,570

Realized gains related to contingent consideration (d)	15,200

Deferred gains as of March 1, 2016, after transaction adjustments	491,365
Amortization of deferred gains for the year ended December 31, 2016 (d)	340,934
Deferred gains as of December 31, 2016 (e)	150,431
Total net gains realized for 2016 (f)	$453,704
(a) Amount classified within underwriting, general, and administrative expenses within the consolidated statements of operations.
(b) Novations of certain insurance policies directly to Sun Life allowed for immediate gain recognition.
(c) Reinsurance of existing claims liabilities requires retroactive accounting, necessitating losses to be recognized immediately. However, upon transfer of the associated assets supporting the liabilities, the Company recognized realized gains which more than offset the loss on the retroactive reinsurance component. The Company was required to classify the realized gains as part of net realized gains on investments, within the consolidated statements of operations.
as part of net realized gains on investments, within the consolidated statements of operations.
(d) Amount classified as amortization of deferred gains and gains on disposal of businesses within the consolidated statements of operations.
(e) Amount classified as a component of the deferred gains on disposal of businesses within the consolidated balance sheets.
(f) Total net gains realized for 2016 consists of the sum of the net gains on initial transaction of $97,570, realized gains related to contingent consideration of $15,200 and the amortization of deferred gains for the year ended December 31, 2016 of
$340,934.
The Company will review and evaluate the estimates affecting the deferred gain each period or when significant information affecting the estimates becomes known, and will adjust the prospective revenue to be recognized accordingly.
Dividends to Parent: The Company declared and paid dividends of $890,000 during the year ended December 31, 2016, primarily using the proceeds from the sale of AEB. The Company was required to first deduct the dividends from available retained earnings of ($376,018) with the remaining from additional paid in capital. The dividends were paid in the form of cash and investments of $379,333 and $510,667, respectively.
Impairment of Goodwill: Due to the Assurant Employee Benefits sale to Sun Life, the Company no longer expects to have sufficient income from continuing operations that will support the realization of its goodwill. As a result of this change, the Company impaired all of its goodwill of $17,285 during 2016.
Other transactional impacts: The Company also received a capital contribution of $54,271 from an affiliated entity related to the sale of AEB based on the difference in contractual and allocated consideration attributable to that entity.
Income from AEB presented in the financial statements: The pre-tax income for AEB (prior to the sale of Sun Life) was $14,025, $72,764 and $73,038 for the years ended December 31, 2016, 2015 and 2014, respectively.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Amounts are presented in United States of America (“U.S.”) dollars and all amounts are in thousands, except for number of shares, per share amounts, number of securities and number of loans.
Principles of Consolidation
The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All inter-company transactions and balances are eliminated in consolidation.
Use of Estimates
The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. The items on the Company’s balance sheets affected by the use of estimates include but are not limited to, investments, premiums and accounts receivable, reinsurance recoverables, deferred acquisition costs (“DAC”), deferred income taxes and associated valuation allowances, goodwill, valuation of business acquired (“VOBA”), future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates recorded.
Comprehensive Income (Loss)
Comprehensive income (loss) is comprised of net income, net unrealized gains and losses on securities classified as available for sale and net unrealized gains and losses on other-than-temporarily impaired securities, less deferred income taxes.
Reclassifications
Certain prior period amounts have been reclassified to conform to the 2016 presentation.
Fair Value
The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 4 for further information.
Investments
Fixed maturity and equity securities are classified as available for sale, as defined in the investments guidance, and reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities or the cost for equity securities, the excess is an unrealized gain; and, if lower than cost, the difference is an unrealized loss. Net unrealized gains and losses on securities classified as available for sale, less deferred income taxes, are included in accumulated other comprehensive income (“AOCI”).
Commercial mortgage loans on real estate are reported at unpaid balances, adjusted for amortization of premium or discount, less allowance for losses. The allowance is based on management’s analysis of factors including actual loan loss experience, specific events based on geographical, political or economic conditions, industry experience, loan groupings that have probable and estimable losses and individually impaired loan loss analysis. A loan is considered individually impaired when it becomes probable the Company will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the loan agreement. Indicative factors of impairment include, but are not limited to, whether the loan is current, the value of the collateral and the financial position of the borrower. If a loan is individually impaired, the Company uses one of the following valuation methods based on the individual loan’s facts and circumstances to measure the impairment amount: (1) the present value of expected future cash flows, (2) the loan's observable market price, or (3) the fair value of collateral. Changes in the allowance for loan losses are recorded in net realized losses on investments, excluding other-than-temporary impairment (“OTTI”) losses.
The Company ceases accruing interest income on loans after 90 days of non-payments of principal and interest (unless the loans are both well secured and in the process of collection). A loan may be placed in such status before this time if information is available that suggests its impairment is probable.
Policy loans are reported at unpaid principal balances, which do not exceed the cash surrender value of the underlying policies.

Short-term investments include money market funds and short maturity investments. These amounts are reported at cost or amortized cost, which approximates fair value.
Other investments consist primarily of investments in joint ventures and partnerships. The joint ventures and partnerships are valued according to the equity method of accounting. In applying the equity method the Company uses financial information provided by the investee, generally on a three month lag.
The Company monitors its investment portfolio to identify investments that may be other-than-temporarily impaired. See Note 3 for further information.
Realized gains and losses on sales of investments are recognized on the specific identification basis.
Investment income is recorded as earned and reported net of investment expenses. The Company uses the interest method to recognize interest income on its commercial mortgage loans.
The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield.
Cash and Cash Equivalents
The Company considers cash on hand, all operating cash and working capital cash to be cash equivalents. These amounts are carried at cost, which approximates fair value.
Uncollectible Receivable Balance
The Company maintains allowances for doubtful accounts for probable losses resulting from the inability to collect payments.
Reinsurance
Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the consolidated balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company’s primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral (in the form of funds withheld, trusts, and letters of credit) as security under the reinsurance agreements. An allowance for doubtful accounts is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management’s experience and current economic conditions.
Funds withheld under reinsurance represent amounts contractually held from assuming companies in accordance with reinsurance agreements which can be used to pay related insurance obligations.
Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in- force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.
Income Taxes
The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying corporate income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement. Entities with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.
Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.
The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.

Other Assets
Other assets include prepaid items and value of business acquired in acquisitions. As of December 31, 2015, other assets also included held for sale assets related to the disposition of the AEB business and deferred acquisition costs and other intangible assets related to the AEB business.
Separate Accounts
Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable life and annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of operations because the accounts are administered by reinsurers.
Reserves
Reserves are established in accordance with GAAP, using generally accepted actuarial methods and reflect judgments about expected future claim payments. Factors used in their calculation include experience derived from historical claim payments and actuarial assumptions. Calculations incorporate assumptions about the incidence of incurred claims, the extent to which all claims have been reported, and internal claims processing charges and other relevant factors. While the methods of making such estimates and establishing the related liabilities are periodically reviewed and updated, the estimation of reserves is not an exact process given that management is using historical information and methods to project future events and reserve outcomes.
The recorded reserves represent our best estimates at a point in time of the ultimate settlement and administration of a claim or group of claims based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including but not limited to: changes in the economic cycle, inflation, judicial trends, legislative changes and claims handling procedures.
Many of these items are not directly quantifiable. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the consolidated statement of operations in the period in which such estimates are updated. Because establishment of reserves is an inherently complex process involving significant judgment, there can be no certainty that future settlement amounts for claims incurred through the financial reporting date will not vary from reported claims reserves. Future loss development could require reserves to be increased or decreased, which could have a material effect on our earnings in the periods in which such increases or decreases are made. However, based on information currently available, we believe our reserve estimates are adequate.
Long Duration Contracts
The Company’s long duration contracts primarily consist of those policies disposed of via reinsurance (FFG, LTC and AEB contracts), preneed life insurance policies and annuity contracts, as well as include policies no longer offered consisting of traditional life, group life conversion and medical policies.
Future policy benefits and expense reserves for preneed investment-type annuities, and the variable life insurance and investment-type annuity contracts in FFG consist of policy account balances before applicable surrender charges and certain deferred policy initiation fees that are being recognized in income over the terms of the policies. Policy benefits charged to expense during the period include amounts paid in excess of policy account balances and interest credited to policy account balances. An unearned revenue reserve is also recorded for those preneed investment-type annuities which represent the balance of the excess of gross premiums over net premiums that is still recognized in future years’ income in a constant relationship to estimated gross profits.
Future policy benefits and expense reserves for preneed life insurance contracts are reported at the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions are selected using best estimates for expected investment yield, inflation, mortality and withdrawal rates. These assumptions reflect current trends, are based on Company experience and include provision for possible unfavorable deviation. An unearned revenue reserve is also recorded for these contracts which represents the balance of the excess of gross premiums over net premiums that is still to be recognized in future years’ income in a constant relationship to insurance in force.
The policies disposed of via reinsurance and certain life, annuity and group life conversion policies no longer offered are equal to the present value of future benefits to policyholders plus related expenses less the present value of the future net premiums. These amounts are estimated based on assumptions as to the expected investment yield, inflation, mortality, morbidity and withdrawal rates as well as other assumptions that are based on the Company’s experience. These assumptions reflect anticipated trends and include provisions for possible unfavorable deviations.

Risks related to the reserves recorded for policies under FFG, LTC and AEB have been 100% ceded via reinsurance. While the Company has not been released from the contractual obligation to the policyholders, changes in and deviations from economic mortality, morbidity, and expense assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.
Changes in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are revised.
Short Duration Contracts
The Company’s short duration contracts include AEB contracts disposed of via reinsurance (group term life, group disability, dental, vision), medical contracts no longer offered and credit disability contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims.
Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are revised.
Deferred Gain on Disposal of Businesses
On March 1, 2016, the Company sold its AEB business primarily through coinsurance contracts. On March 1, 2000, the Company sold its LTC business using a coinsurance contract. On April 2, 2001, the Company sold its FFG business using coinsurance and a modified coinsurance contract. Since the form of these sales did not discharge the Company’s primary liability to the insureds, the gain on these disposals was deferred and reported as a liability. The liability is decreased and recognized as revenue over the estimated life of the contracts’ terms. For the deferred gains related to the disposal of the AEB, FFG and LTC businesses, the Company periodically reviews and evaluates the estimates affecting the deferred gain on disposal of the business, and adjusts the revenue recognized accordingly.
Premiums
Long Duration Contracts
Prior to the disposal of the AEB business, the Company’s long duration contracts consisted of group worksite insurance policies. Revenues are recognized ratably as earned income over the premium-paying periods of the policies for the group worksite insurance products. After March 1, 2016, all revenue for the AEB business is ceded.
For life insurance policies previously sold by the preneed business (no longer offered), revenue is recognized when due from policyholders.
For investment-type annuity contracts previously sold by the preneed business (no longer offered), revenues consist of charges assessed against policy balances.
Premiums for LTC insurance and traditional life insurance contracts within FFG are recognized as revenue when due from the policyholder. For universal life insurance and investment-type annuity contracts within FFG, revenues consist of charges assessed against policy balances. For the FFG and LTC businesses previously sold, all revenue is ceded.
Short Duration Contracts
The Company’s short duration contracts revenue is recognized over the contract term in proportion to the amount of insurance protection provided. The Company’s short duration contracts primarily include the AEB contracts disposed of via reinsurance (group term life, group disability, dental, vision), individual medical products no longer offered and credit disability. After March 1, 2016, all revenue for the AEB business is ceded.
Total Other-Than-Temporary Impairment Losses
For debt securities with credit losses and non-credit losses or gains, total OTTI losses is the total of the decline in fair value from either the most recent OTTI determination or a prior period end in which the fair value declined until the current period end valuation date. This amount does not include any securities that had fair value increases. For equity securities and debt securities that the Company has the intent to sell or if it is more likely than not that it will be required to sell for equity securities that have an OTTI or for debt securities if there are only credit losses, total OTTI losses is the total amount by which the fair value of the security is below its amortized cost basis at the period end valuation date and the decline in fair value is deemed to be other-than-temporary.

Fees and Other Income
Income earned on preneed life insurance policies with discretionary death benefit growth issued after 2008 is presented within fees and other income.
Prior to March 1, 2016, the Company also derived fees and other income from providing administrative services related to the AEB business. These fees were recognized monthly when services were performed.
Underwriting, General and Administrative Expenses
Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits and other general operating expenses.
Leases
The Company records expenses for operating leases on a straight-line basis over the lease term.
Contingencies
The Company evaluates each contingent matter separately. A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to litigation matters which are inherently difficult to evaluate and are subject to significant changes. The Company believes the contingent amounts recorded are reasonable.
Recent Accounting Pronouncements — Adopted
On January 1, 2016, the Company adopted the new consolidation guidance that affects reporting entities that are required to evaluate whether they should consolidate certain legal entities. All legal entities are subject to reevaluation under the revised consolidation model. The adoption of this new consolidation guidance did not have an impact on the Company’s financial position and results of operations.
Recent Accounting Pronouncements — Not Yet Adopted
In October 2016, the Financial Accounting Standards Board ("FASB") issued amended guidance on tax accounting for intra-entity transfers of assets. Current guidance prohibits the recognition of current and deferred income taxes for an intra-entity asset transfer until the asset has been sold to an outside party. The amendments require an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. Also, the amended guidance eliminates the exception for an intra-entity transfer of an asset other than inventory. The amended guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years, and should be applied on a modified retrospective basis. Therefore, the Company is required to adopt the guidance on January 1, 2018. Early adoption is permitted. The Company is evaluating the requirements of this guidance and the potential impact on the Company’s financial position and results of operations.
In August 2016, the FASB issued amended guidance on presentation and classification in the statement of cash flows. The amendments address certain specific cash flow issues: debt prepayment or debt extinguishment costs; settlement of zero-coupon or insignificant coupon debt instruments; contingent consideration payments made after a business combination; proceeds from the settlement of insurance claims; proceeds from the settlement of corporate-owned life insurance policies (including bank-owned life insurance policies); distributions received from equity method investees; beneficial interests in securitization transactions; and guidance related to the identification of the primary source for separately identifiable cash flows. The amended guidance is effective in fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Therefore, the Company is required to adopt the guidance on January 1, 2018. Early adoption is permitted, provided that all of the amendments are adopted in the same period. The adoption of this guidance will not have an impact on the Company’s financial position and results of operations.
In June 2016, the FASB issued amended guidance on reporting credit losses for assets held at amortized cost basis and available for sale debt securities. For assets held at amortized cost basis, the amended guidance eliminates the probable recognition threshold, and, instead requires an entity to reflect the current estimate of all expected credit losses. For available for sale debt securities, credit losses are measured in a manner similar to current GAAP, however the amended guidance requires that credit losses be presented as an allowance rather than as a permanent impairment. The amendments affect loans, debt securities, trade receivables, net investments in leases, off balance sheet credit exposures, reinsurance receivables, and any other financial assets not excluded from the scope that have the contractual right to receive cash. The amended guidance is effective in fiscal years beginning after December 15, 2019, including interim periods within those fiscal years.

Therefore, the Company is required to adopt the guidance on January 1, 2020. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. The Company is evaluating the requirements of this guidance and the potential impact on the Company’s financial position and results of operations.
In February 2016, the FASB issued new guidance on leases. The new guidance will replace the current lease guidance. The new guidance requires that entities recognize the assets and liabilities associated with leases on the balance sheet and to disclose key information about leasing arrangements. The new guidance is effective in fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Therefore, the Company is required to adopt the guidance on January 1, 2019. Early adoption is permitted. The Company is evaluating the requirements of this guidance and the potential impact on the Company’s financial position and results of operations.
In January 2016, the FASB issued amended guidance on the measurement and classification of financial instruments. This amended guidance requires that all equity investments be measured at fair value with changes in fair value recognized through net income (other than those accounted for under equity method of accounting or those that result in consolidation of the investee). The amendments also require an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the fair value option has been elected for financial liabilities. The amendments eliminate the requirement to disclose the methods and significant assumptions used to estimate the fair value for financial instruments measured at amortized cost, however public business entities will be required to use the exit price when measuring the fair value of financial instruments measured at amortized cost for disclosure purposes. In addition, the new guidance requires financial assets and financial liabilities to be presented separately in the notes to the financial statements, grouped by measurement category and form of financial asset. The amended guidance is effective in fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Therefore, the Company is required to adopt the guidance on January 1, 2018. For the provision related to presentation of financial liabilities, early adoption is permitted for financial statements that have not been previously issued. The Company is evaluating the requirements of this guidance and the potential impact on the Company’s financial position and results of operations.

3. INVESTMENTS
The following tables show the cost or amortized cost, gross unrealized gains and losses, fair value and other-than-temporary impairment ("OTTI") of the Company's fixed maturity and equity securities as of the dates indicated:

	December 31, 2016
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (a)
Fixed maturity securities:
United States Government and government agencies and authorities	$1,844	$143	$—	$1,987	$—
States, municipalities and political subdivisions	9,890	937	—	10,827	—
Foreign governments	9,286	2,015	—	11,301	—
Asset-backed	161	8	—	169	—
Commercial mortgage-backed	3,426	—	(181)	3,245	—
Residential mortgage-backed	33,731	3,190	(58)	36,863	2,009
U.S. corporate	667,024	127,719	(1,344)	793,399	11,181
Foreign corporate	146,104	24,903	(135)	170,872	—
Total fixed maturity securities	$871,466	$158,915	$(1,718)	$1,028,663	$13,190
Equity securities:
Common stocks	$92	$355	$—	$447	$—
Non-redeemable preferred stocks	85,610	7,744	(184)	93,170	—
Total equity securities	$85,702	$8,099	$(184)	$93,617	$—

	December 31, 2015
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (a)
Fixed maturity securities:
United States Government and government agencies and authorities	$1,859	$194	$—	$2,053	$—
States, municipalities and political subdivisions	36,850	1,890	—	38,740	—
Foreign governments	14,567	2,644	—	17,211	—
Asset-backed	575	37	—	612	—
Commercial mortgage-backed	1,064	15	—	1,079	—
Residential mortgage-backed	64,917	6,133	(100)	70,950	2,346
U.S. corporate	1,613,522	230,567	(14,060)	1,830,029	11,972
Foreign corporate	439,323	53,119	(6,195)	486,247	—
Total fixed maturity securities	$2,172,677	$294,599	$(20,355)	$2,446,921	$14,318
Equity securities:
Common stocks	$92	$361	$—	$453	$—
Non-redeemable preferred stocks	144,315	13,783	(469)	157,629	—
Total equity securities	$144,407	$14,144	$(469)	$158,082	$—
(a)  Represents the amount of OTTI recognized in accumulated other comprehensive income ("AOCI"). Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
The Company's state, municipalities and political subdivisions holdings are highly diversified across the United States, with no individual state exposure (including both general obligation and revenue securities) exceeding 0.5% of the overall investment portfolio as of December 31, 2016 and 2015. At December 31, 2016 and 2015, the securities include general obligation and revenue bonds issued by states, cities, counties, school districts and similar issuers, including $5,296 and $16,607, respectively, of advance refunded or escrowed-to-maturity bonds (collectively referred to as "pre-refunded bonds"), which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest. As of December 31, 2016 and 2015, revenue bonds account for 51% and 31% of the holdings, respectively. Excluding pre-refunded revenue bonds, the activities supporting the income streams of the Company's revenue bonds are across a broad range of sectors, primarily water, airport and marina and specifically pledged tax revenues.
The Company has European investment exposure in its corporate fixed maturity and equity securities of $98,886 and $300,740 with net unrealized gains of $14,809 and $33,752 at December 31, 2016 and 2015, respectively. Approximately 34% and 27% of the corporate European exposure is held in the financial industry at December 31, 2016 and 2015 respectively. The Company's largest European country exposure (the United Kingdom) represented approximately 4% and 5% of the fair value of the Company's corporate securities as of December 31, 2016 and 2015, respectively. All the Company's European investments are denominated in U.S. dollars. The Company's international investments are managed as part of the overall portfolio with the same approach to risk management and focus on diversification.

The Company has exposure to the energy sector in its corporate fixed maturity securities of $107,687 with a net unrealized gain of $15,371 at December 31, 2016 and $253,847 with a net unrealized gain of $9,743 at December 31, 2015. Approximately 93% and 95% of the energy exposure is rated as investment grade as of December 31, 2016 and 2015, respectively.

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2016 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$17,989	$18,351
Due after one year through five years	123,493	134,019
Due after five years through ten years	99,588	110,196
Due after ten years	593,078	725,820
Total	834,148	988,386
Asset-backed	161	169
Commercial mortgage-backed	3,426	3,245
Residential mortgage-backed	33,731	36,863
Total	$871,466	$1,028,663
Major categories of net investment income were as follows:

	Years Ended December 31,
	2016	2015	2014
Fixed maturity securities	$74,061	$129,980	$136,005
Equity securities	7,018	9,139	6,932
Commercial mortgage loans on real estate	10,232	30,417	33,403
Policy loans	455	529	778
Short-term investments	491	39	9
Other investments	7,166	5,266	10,617
Cash and cash equivalents	340	3	4
Total investment income	99,763	175,373	187,748
Investment expenses	(1,993)	(5,920)	(7,014)
Net investment income	$97,770	$169,453	$180,734
No material investments of the Company were non-income producing for the years ended December 31, 2016, 2015 and 2014.
The following table summarizes the proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses that have been included in earnings as a result of those sales.

	For the Years Ended December 31,
	2016	2015	2014
Proceeds from sales	$1,939,365	$312,031	$294,502
Gross realized gains (a)	168,905	9,733	16,833
Gross realized losses (b)	(19,928)	(4,284)	(1,083)
(a) The year ended December 31, 2016 gross realized gains includes $145,551 related to the sale of Assurant Employee Benefits as described in Note 1.
(b) The year ended December 31,2016 gross realized losses includes $15,945 related to the sale of Assurant Employee benefits as described in Note 1.
For securities sold at a loss during 2016, the average period of time these securities were trading continuously at a price below book value was 6 months.

The following table sets forth the net realized gains (losses), including other-than-temporary impairments, recognized in the statement of operations as follows:

	Years Ended December 31,
	2016	2015	2014
Net realized gains (losses) related to sales and other:
Fixed maturity securities	$143,602	$3,164	$16,820
Equity securities	5,680	1,791	(328)
Commercial mortgage loans on real estate	13,647	390	32
Other investments	2,193	11,699	(159)
Total net realized gains related to sales and other (a)	165,122	17,044	16,365
Net realized losses related to other-than-temporary impairments:
Fixed maturity securities	(327)	(2,382)	(24)
Other investments	(1,852)	(4,641)	—
Total net realized losses related to other-than-temporary impairments	(2,179)	(7,023)	(24)
Total net realized gains	$162,943	$10,021	$16,341
(a) The year ended December 31, 2016 net gains includes $141,462 related to the sale of Assurant Employee Benefits as described in Note 1.
Other-Than-Temporary Impairments

The Company follows the OTTI guidance, which requires entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which the Company asserts that it does not have the intent to sell, and it is more likely than not that it will not be required to sell before recovery of its cost basis. Under the OTTI guidance, the amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other, non-credit factors (e.g., interest rates, market conditions, etc.) is recorded as a component of other comprehensive income. In instances where no credit loss exists but the Company intends to sell the security or it is more likely than not that the Company will have to sell the debt security prior to the anticipated recovery, the decline in market value below amortized cost is recognized as an OTTI in earnings. In periods after the recognition of an OTTI on debt securities, the Company accounts for such securities as if they had been purchased on the measurement date of the OTTI at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. For debt securities for which OTTI was recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted or amortized into net investment income.
For the twelve months ended December 31, 2016 and 2015, the Company recorded $1,973 and $7,724, respectively, of OTTI, of which $2,179 and $7,023 was related to both credit losses and securities the Company intends to sell and recorded as net OTTI losses recognized in earnings, with the remaining amounts of $(206) and $701, respectively, related to all other factors and was recorded as an unrealized (gain) loss component of AOCI.

The following table sets forth the amount of credit loss impairments recognized within the results of operations on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in AOCI, and the corresponding changes in such amounts.

	Years Ended December 31,
	2016	2015	2014
Balance, beginning of year	$13,639	$13,467	$14,164
Additions for credit loss impairments recognized in the current period on securities previously impaired	326	—	24
Additions for credit loss impairments recognized in the current period on securities not previously impaired	—	763	—
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(538)	(224)	(461)
Reductions for credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(2,354)	(367)	(260)
Balance, end of year	$11,073	$13,639	$13,467

The Company regularly monitors its investment portfolio to ensure investments that may be other-than-temporarily impaired are timely identified, properly valued, and charged against earnings in the proper period. The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management. Assessment factors include, but are not limited to, the length of time and the extent to which the market value has been less than cost, the financial condition and rating of the issuer, whether any collateral is held, the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery for equity securities and the intent to sell or whether it is more likely than not that the Company will be required to sell for fixed maturity securities. Inherently, there are risks and uncertainties involved in making these judgments. Changes in circumstances and critical assumptions such as a continued weak economy, a more pronounced economic downturn or unforeseen events which affect one or more companies, industry sectors, or countries could result in additional impairments in future periods for other-than-temporary declines in value. Any equity security whose price decline is deemed other-than-temporary is written down to its then current market value with the amount of the impairment reported as a realized loss in that period. The impairment of a fixed maturity security that the Company has the intent to sell or that it is more likely than not that the Company will be required to sell is deemed other-than-temporary and is written down to its market value at the balance sheet date with the amount of the impairment reported as a realized loss in that period. For all other-than-temporarily impaired fixed maturity securities that do not meet either of these two criteria, the Company is required to analyze its ability to recover the amortized cost of the security by calculating the net present value of projected future cash flows. For these other-than-temporarily impaired fixed maturity securities, the net amount recognized in earnings is equal to the difference between the amortized cost of the fixed maturity security and its net present value.
The Company considers different factors to determine the amount of projected future cash flows and discounting methods for corporate debt and residential and commercial mortgage-backed or asset-backed securities. For corporate debt securities, the split between the credit and non-credit losses is driven principally by assumptions regarding the amount and timing of projected future cash flows. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the security at the date of acquisition. For residential and commercial mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment at the balance sheet date. The discounted cash flows become the new amortized cost basis of the fixed maturity security.
In periods subsequent to the recognition of an OTTI, the Company generally accretes the discount (or amortizes the reduced premium) into net investment income, up to the non-discounted amount of projected future cash flows, resulting from the reduction in cost basis, based upon the amount and timing of the expected future cash flows over the estimated period of cash flows.

The investment category and duration of the Company's gross unrealized losses on fixed maturity securities and equity securities at December 31, 2016 and 2015 were as follows:

	December 31, 2016
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Commercial mortgage-backed	$3,245	$(181)	$—	$—	$3,245	$(181)
Residential mortgage-backed	1,900	(58)	—	—	1,900	(58)
U.S. corporate	55,335	(1,104)	1,260	(240)	56,595	(1,344)
Foreign corporate	3,135	(69)	1,970	(66)	5,105	(135)
Total fixed maturity securities	$63,615	$(1,412)	$3,230	$(306)	$66,845	$(1,718)
Equity securities:
Non-redeemable preferred stocks	$13,404	$(184)	$—	$—	$13,404	$(184)

	December 31, 2015
	Less than 12 months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturity securities:
Residential mortgage-backed	$5,820	$(91)	$522	$(9)	$6,342	$(100)
U.S. corporate	215,774	(12,481)	9,803	(1,579)	225,577	(14,060)
Foreign corporate	67,198	(5,844)	1,035	(351)	68,233	(6,195)
Total fixed maturity securities	$288,792	$(18,416)	$11,360	$(1,939)	$300,152	$(20,355)
Equity securities:
Non-redeemable preferred stocks	$16,307	$(330)	$4,573	$(139)	$20,880	$(469)
Total gross unrealized losses represent approximately 2% and 6% of the aggregate fair value of the related securities at December 31, 2016 and 2015, respectively. Approximately 84% and 90% of these gross unrealized losses have been in a continuous loss position for less than twelve months at December 31, 2016 and 2015, respectively. The total gross unrealized losses are comprised of 69 and 228 individual securities at December 31, 2016 and 2015, respectively. In accordance with its policy described above, the Company concluded that for these securities, other-than-temporary impairments of the gross unrealized losses were not warranted at December 31, 2016 and 2015. These conclusions were based on a detailed analysis of the underlying credit and expected cash flows of each security. As of December 31, 2016, the gross unrealized losses that have been in a continuous loss position for twelve months or more were concentrated in the Company’s U.S. and foreign corporate fixed maturity securities. As of December 31, 2016, the Company did not intend to sell the fixed maturity securities and it was not more likely than not that the Company would be required to sell the securities before the anticipated recovery of their amortized cost basis. The non-redeemable preferred stocks are perpetual preferred securities that have characteristics of both debt and equity securities. To evaluate these securities, the Company applies an impairment model similar to that used for the Company’s fixed maturity securities. As of December 31, 2016, the Company did not intend to sell these securities and it was not more likely than not that the Company would be required to sell them and no underlying cash flow issues were noted. The gross unrealized losses are primarily attributable to widening credit spreads associated with an underlying shift in overall credit risk premium.

The cost or amortized cost and fair value of available-for-sale fixed maturity securities in an unrealized loss position at December 31, 2016, by contractual maturity, is shown below:

	Cost or Amortized Cost	Fair Value
Due in one year through five years	6,944	6,914
Due after five years through ten years	17,682	17,443
Due after ten years	38,553	37,343
Total	63,179	61,700
Commercial mortgage-backed	3,426	3,245
Residential mortgage-backed	1,958	1,900
Total	$68,563	$66,845
The Company has entered into commercial mortgage loans, collateralized by the underlying real estate, on properties located throughout the United States. At December 31, 2016, approximately 36% of the outstanding principal balance of commercial mortgage loans was concentrated in the states of California, New York and Utah. Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to repay their loans. The outstanding balance of commercial mortgage loans range in size from $37 to $6,576 at December 31, 2016 and from $122 to $11,966 at December 31, 2015.
Credit quality indicators for commercial mortgage loans are loan-to-value and debt-service coverage ratios. Loan-to-value and debt-service coverage ratios are measures commonly used to assess the credit quality of commercial mortgage loans. The loan-to-value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. The debt-service coverage ratio compares a property's net operating income to its debt-service payments and is commonly expressed as a ratio. The loan-to-value and debt-service coverage ratios are generally updated annually in the third quarter.
The following summarizes our loan-to-value and average debt-service coverage ratios as of the dates indicated:

	December 31, 2016
Loan-to-Value	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
70% and less	$92,357	92.2%	1.80
81 - 95%	2,975	3.0%	1.11
Greater than 95%	4,816	4.8%	3.86
Gross commercial mortgage loans on real estate	100,148	100.0%	1.88
Less valuation allowance	(1,697)
Net commercial mortgage loans on real estate	$98,451

	December 31, 2015
Loan-to-Value	Carrying Value	% of Gross Mortgage Loans	Debt- Service Coverage Ratio
70% and less	$399,321	94.7%	1.98
71 - 80%	11,590	2.8%	1.25
81 - 95%	5,916	1.4%	0.92
Greater than 95%	4,816	1.1%	3.52
Gross commercial mortgage loans on real estate	421,643	100.0%	1.96
Less valuation allowance	(1,074)
Net commercial mortgage loans on real estate	$420,569

All commercial mortgage loans that are individually impaired have an established mortgage loan valuation allowance for losses. An additional valuation allowance is established for incurred, but not specifically identified impairments. Changing economic conditions affect the Company’s valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that the Company performs for monitored loans and may contribute to the establishment of (or an increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, the Company continues to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have deteriorating credits or have experienced a reduction in debt-service coverage ratio.
The commercial mortgage loan valuation allowance for losses was $1,697 and $1,074 at December 31, 2016 and 2015, respectively. In 2016 and 2015, the loan valuation allowance was increased (decreased) $623 and $(390), respectively, based upon the valuation allowance analysis.
The Company has short term investments and fixed maturity securities of $6,079 and $11,248 at December 31, 2016 and 2015, respectively, on deposit with various governmental authorities as required by law.
The Company utilizes derivative instruments in managing the pre-arranged funeral business exposure to inflation risk. The derivative instruments, Consumer Price Index Caps (the "CPI CAPs"), limits the inflation risk on certain policies. The CPI CAPs do not qualify under GAAP as effective hedges; therefore, they are marked-to-market on an ongoing basis and the gain or loss is recognized in the statement of operations in fees and other income. As of December 31, 2016 and 2015, the CPI CAPs included in other assets on the consolidated balance sheet amounted to $322 and $398, respectively. The loss recorded in the results of operations totaled $76, $294, and $1,324 for the years ended December 31, 2016, 2015 and 2014, respectively.
Commercial Mortgage Loan Securitization
In 2016, the Company transferred $48,761 of certain commercial mortgage loans on real estate into a trust. Upon transfer, the loans were securitized as a source of funding for the Company and as a means of transferring the economic risk of the loans to third parties. The securitized assets are legally isolated from the creditors of the Company and can only be used to settle obligations of the trust. The securitization of the assets was accounted for as a sale. The Company does not have the power to direct the activities of the trust, nor does it provide guarantees or recourse to the trust other than standard representations and warranties. The Company retained an interest in the trust in the form of subordinate securities issued by the trust. The trust is a variable interest entity ("VIE") that the Company does not consolidate.
The cash proceeds, including accrued investment income, from the securitization were $51,379, with a corresponding realized gain of $2,415. At closing, the Company purchased $3,400 of securities at fair value from the trust. As of December 31, 2016, the maximum loss exposure the Company has to the trust is $3,245. The Company calculates its maximum loss exposure based on the unlikely event that all the assets in the trust become worthless and the effect it would have on the Company’s consolidated balance sheets based upon its retained interest in the trust. The securities purchased from the trust are included within fixed maturity securities available for sale at fair value on the consolidated balance sheet and are part of the Company’s ongoing other-than-temporary impairment review. See Note 4 Fair Value Disclosures for further description of the Company’s fair value inputs and valuation techniques.
Variable Interest Entities
A VIE is a legal entity which does not have sufficient equity at risk to allow the entity to finance its activities without additional financial support or in which the equity investors, as a group, do not have the characteristic of a controlling financial interest. The Company's investments in VIEs include real estate joint ventures. These investments are generally accounted for under the equity method and included in the consolidated balance sheets in other investments. The Company's maximum exposure to loss with respect to these investments is limited to the investment carrying amounts reported in the Company's consolidated balance sheet. As of December 31, 2016, the Company’s maximum exposure to loss is $29,674 in recorded carrying value. See Commercial Mortgage Loan Securitization section above for the disclosures relating to the commercial mortgage loan securitization trust.

4. FAIR VALUE DISCLOSURES
Fair Values, Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures
The fair value measurements and disclosures guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In accordance with this guidance, the Company has categorized its recurring basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.
The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and takes into account factors specific to the asset or liability.
The levels of the fair value hierarchy are described below:
•  Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access.
•  Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly, for substantially the full term of the asset. Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset. The observable inputs are used in valuation models to calculate the fair value for the asset.
•  Level 3 inputs are unobservable but are significant to the fair value measurement for the asset, and include situations where there is little, if any, market activity for the asset. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset.
The Company reviews fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

The following tables present the Company’s fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2016 and 2015. The amounts presented below for Other investments, Cash equivalents, Other assets and Assets and Liabilities held in separate accounts differ from the amounts presented in the consolidated balance sheets because only certain investments, or certain assets and liabilities within these line items are measured at estimated fair value. Other investments are comprised of investments in a modified coinsurance arrangement. The fair value amount and the majority of the associated levels presented for Other investments and Assets and Liabilities held in separate accounts are received directly from third parties.

	December 31, 2016
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
United States Government and government agencies and authorities	$1,987	$—		$1,987		$—
State, municipalities and political subdivisions	10,827	—		10,827		—
Foreign governments	11,301	—		11,301		—
Asset-backed	169	—		169		—
Commercial mortgage-backed	3,245	—		—		3,245
Residential mortgage-backed	36,862	—		36,862		—
U.S. corporate	793,399	—		789,765		3,634
Foreign corporate	170,873	—		160,921		9,952
Equity securities:
Common stocks	447	447		—		—
Non-redeemable preferred stocks	93,170	—		92,076		1,094
Short-term investments	2,714	2,714	(b)	—		—
Other investments	27,598	—		27,598	(c)	—
Cash equivalents	6,514	6,514	(b)	—		—
Other assets	322	—		—		322	(d)
Assets held in separate accounts	1,499,698	1,438,615	(a)	61,083	(c)	—
Total financial assets	$2,659,126	$1,448,290		$1,192,589		$18,247
Financial Liabilities
Liabilities related to separate accounts	$1,499,698	$1,438,615	(a)	$61,083	(c)	$—

	December 31, 2015
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
United States Government and government agencies and authorities	$2,053	$—		$2,053		$—
State, municipalities and political subdivisions	38,740	—		38,740		—
Foreign governments	17,211	—		17,211		—
Asset-backed	612	—		612		—
Commercial mortgage-backed	1,079	—		977		102
Residential mortgage-backed	70,950	—		70,950		—
U.S.corporate	1,830,029	—		1,819,302		10,727
Foreign corporate	486,247	—		470,350		15,897
Equity securities:
Common stocks	453	453		—		—
Non-redeemable preferred stocks	157,629	—		156,504		1,125
Short-term investments	90,497	90,497	(b)	—		—
Cash equivalents	54,887	54,887	(b)	—		—
Other assets	398	—		—		398	(d)
Assets held in separate accounts	1,595,505	1,535,267	(a)	60,238	(c)	—
Total financial assets	$4,346,290	$1,681,104		$2,636,937		$28,249
Financial Liabilities
Liabilities related to separate accounts	$1,595,505	$1,535,267	(a)	$60,238	(c)	$—
(a)  Mainly includes mutual funds.
(b)  Mainly includes money market funds.
(c)  Mainly includes fixed maturity securities.
(d)  Mainly includes the Consumer Price Index Cap Derivatives.
There were no transfers between Level 1 and Level 2 financial assets during 2016 or 2015. However, there were transfers between Level 2 and Level 3 financial assets in 2016 and 2015, which are reflected in the “Transfers in” and “Transfers out” columns below. Transfers between Level 2 and Level 3 most commonly occur from changes in the availability of observable market information and re-evaluation of the observability of pricing inputs. Any remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources.

The following tables summarize the change in balance sheet carrying value associated with Level 3 financial assets carried at fair value during the years ended December 31, 2016 and 2015:

	Year Ended December 31, 2016
	Balance, beginning of period	Total gains (losses) (realized/ unrealized) included in earnings (1)	Net unrealized losses included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed maturity securities:
States, municipalities and political subdivisions	$—	$—	$—	$1,350	$(1,350)	$—	$—	—
Commercial mortgage-backed	102	26	(183)	3,400	(100)	—	—	3,245
U.S. corporate	10,727	525	(600)	780	(6,327)	150	(1,621)	3,634
Foreign corporate	15,897	1,037	(828)	—	(6,154)	—	—	9,952
Equity securities:
Non-redeemable preferred stocks	1,125	—	(31)	—	—	—	—	1,094
Other assets	398	(76)	—	—	—	—	—	322
Total level 3 assets	$28,249	$1,512	$(1,642)	$5,530	$(13,931)	$150	$(1,621)	$18,247

	Year Ended December 31, 2015
	Balance, beginning of period	Total losses (realized/ unrealized) included in earnings (1)	Net unrealized (losses) gains included in other comprehensive income (2)	Purchases	Sales	Transfers in (3)	Transfers out (3)	Balance, end of period
Fixed maturity securities:
Commercial mortgage-backed	$202	$—	$(6)	$—	$(94)	$—	$—	$102
U.S. corporate	22,025	(17)	(243)	—	(891)	—	(10,147)	10,727
Foreign corporate	—	(2)	(786)	—	(427)	17,112	—	15,897
Equity securities:
Non-redeemable preferred stocks	1,000	—	125	—	—	—	—	1,125
Other assets	692	(294)	—	—	—	—	—	398
Total level 3 assets	$23,919	$(313)	$(910)	$—	$(1,412)	$17,112	$(10,147)	$28,249
(1)  Included as part of net realized gains on investments in the consolidated statement of operations.
(2)  Included as part of change in unrealized gains on securities in the consolidated statement of comprehensive income.

(3) Transfers are primarily attributable to changes in the availability of observable market information and re-evaluation of the observability of pricing inputs.
Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies. The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, the Company uses valuation techniques consistent with the market approach including matrix pricing and comparables. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but, rather, by relying on the securities’ relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.
Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date. Examples of income approach valuation techniques include present value techniques, option-pricing models, binomial or lattice models that incorporate present value techniques and the multi-period excess earnings method.
Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
While not all three approaches are applicable to all financial assets or liabilities, where appropriate, the Company may use one or more valuation techniques. For all the classes of financial assets and liabilities included in the above hierarchy, excluding the CPI Caps and certain privately placed corporate bonds, the Company generally uses the market valuation technique. For certain privately placed corporate bonds and the CPI Caps, the Company generally uses the income valuation technique. For the years ended December 31, 2016 and 2015, the application of the valuation technique applied to the Company’s classes of financial assets and liabilities has been consistent.
Level 1 Securities
The Company’s investments and liabilities classified as Level 1 as of December 31, 2016 and 2015, consisted of mutual funds, money market funds and common stocks that are publicly listed and/or actively traded in an established market.
Level 2 Securities
The Company values Level 2 securities using various observable market inputs obtained from a pricing service. The pricing service prepares estimates of fair value measurements for the Company’s Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The Company uses the following observable market inputs (“standard inputs”), listed in the approximate order of priority, in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research data. Further details for Level 2 investment types follow:
United States Government and government agencies and authorities: U.S. government and government agencies and authorities securities are priced by the Company’s pricing service utilizing standard inputs. Included in this category are U.S. Treasury securities which are priced using vendor trading platform data in addition to the standard inputs.
State, municipalities and political subdivisions: State, municipalities and political subdivisions securities are priced by the Company’s pricing service using material event notices and new issue data inputs in addition to the standard inputs.
Foreign governments: Foreign government securities are priced by the Company’s pricing service utilizing standard inputs. The pricing service also evaluates each security based on relevant market information including relevant credit information, perceived market movements and sector news.
Commercial mortgage-backed, residential mortgage-backed and asset-backed: Commercial mortgage-backed, residential mortgage-backed and asset-backed securities are priced by the Company’s pricing service using monthly payment information and collateral performance information in addition to the standard inputs. Additionally, commercial mortgage-backed securities and asset-backed securities utilize new issue data while residential mortgage-backed securities utilize vendor trading platform data.
Corporate: Corporate securities are priced by the Company’s pricing service using standard inputs. Non-investment grade securities within this category are priced by the Company’s pricing service using observations of equity and credit default swap curves related to the issuer in addition to the standard inputs. Certain privately placed corporate bonds are priced by a non-pricing service source using a model with observable inputs including, but not limited to, the credit rating, credit spreads, sector add-ons, and issuer specific add-ons.
Non-redeemable preferred stocks: Non-redeemable preferred stocks are priced by the Company’s pricing service using observations of equity and credit default swap curves related to the issuer in addition to the standard inputs.
Other investments and assets/liabilities held in separate accounts: To price the fixed maturity securities in these categories, the pricing service utilizes the standard inputs.
Valuation models used by the pricing service can change period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security. When market observable inputs are unavailable to the pricing service, the remaining unpriced securities are submitted to independent brokers who provide non-binding broker quotes or are priced by other qualified sources. If the Company cannot corroborate the non-binding broker quotes with Level 2 inputs, these securities are categorized as Level 3 securities.
Level 3 Securities
The Company’s investments classified as Level 3 as of December 31, 2016 and 2015, consisted of fixed maturity and equity securities and derivatives. All of the Level 3 fixed maturity and equity securities are priced internally using independent and non-binding broker quotes which cannot be corroborated with Level 2 inputs. The inputs factoring into the broker quotes include trades in the actual bond being priced, trades of comparable bonds, quality of the issuer, optionality, structure and liquidity. Significant changes in interest rates, issuer credit, liquidity, and overall market conditions would result in a significantly lower or higher broker quote. The prices received are reviewed for reasonableness by management and if necessary, management works with the broker to further understand how they developed their price. Further details on Level 3 derivative investment types follow:
Other assets: A non-pricing service source prices the CPI Cap derivatives using a model with inputs including, but not limited to, the time to expiration, the notional amount, the strike price, the forward rate, implied volatility and the discount rate.
Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include, but are not limited to:
•  There are few recent transactions,
•  Little information is released publicly,
•  The available prices vary significantly over time or among market participants,
•  The prices are stale (i.e., not current), and
•  The magnitude of the bid-ask spread.
Illiquidity did not have a material impact in the fair value determination of the Company's financial assets.
The Company generally obtains one price for each financial asset. The Company performs a monthly analysis to assess if the evaluated prices represent a reasonable estimate of their fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize the Company’s financial assets in the fair value hierarchy.
Disclosures for Non-Financial Assets Measured at Fair Value on a Non-Recurring Basis
The Company also measures the fair value of certain assets on a non-recurring basis, generally on an annual basis, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include commercial mortgage loans, goodwill and finite-lived intangible assets.

For its 2016 fourth quarter annual goodwill impairment tests, a qualitative assessment was performed. Due to the Assurant Employee Benefits sale to Sun Life, the Company no longer expects sufficient income from continuing operations that will support the realization of its goodwill. As a result of this change, the Company impaired its goodwill during 2016.
For its 2015 fourth quarter annual goodwill impairment tests, a qualitative assessment was performed. Based on this assessment, it was determined that it was not necessary to perform a Step 1 quantitative goodwill impairment test for the Company and that it is more-likely-than-not that the fair value continues to exceed its net book value at year-end 2015.
The Company utilizes both the income and market valuation approaches to measure its fair value when required. Under the income approach, the Company determined the fair value considering distributable earnings, which were estimated from operating plans. The resulting cash flows were then discounted using a market participant weighted average cost of capital. After discounting the future discrete earnings to their present value, the Company estimated the terminal value attributable to the years beyond the discrete operating plan period. The discounted terminal value was then added to the aggregate discounted distributable earnings from the discrete operating plan period to estimate the fair value. Under the market approach, the Company derived the fair value based on various financial multiples, including but not limited to: price to tangible book value of equity, price to estimated 2016 earnings and price to estimated 2017 earnings, which were estimated based on publicly available data related to comparable guideline companies. In addition, financial multiples were also estimated from publicly available purchase price data for acquisitions of companies operating in the insurance industry. The estimated fair value was more heavily weighted towards the income approach because in the current economic environment the earnings capacity of a business is generally considered the most important factor in the valuation of a business enterprise. This fair value determination was categorized as Level 3 (unobservable) in the fair value hierarchy.
There was no remaining goodwill or other intangible assets measured at fair value on a non-recurring basis on which an impairment charge was recorded as of December 31, 2015 and 2014.
Fair Value of Financial Instruments Disclosures
The financial instruments guidance requires disclosure of fair value information about financial instruments, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets. However, this guidance excludes certain financial instruments, including those related to insurance contracts and those accounted for under the equity method (such as partnerships).
For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the consolidated balance sheets equals or approximates fair value. Please refer to the Fair Value Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures section above for more information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:
•  Cash and cash equivalents
•  Fixed maturity securities
•  Equity securities
•  Short-term investments
•  Other assets
•  Assets held in separate accounts
•  Liabilities related to separate accounts
In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets, the Company used the following methods and assumptions:
Commercial mortgage loans: the fair values of mortgage loans are estimated using discounted cash flow models. The model inputs include mortgage amortization schedules and loan provisions, an internally developed credit spread based on the credit risk associated with the borrower and the U.S. Treasury spot curve. Mortgage loans with similar characteristics are aggregated for purposes of the calculations.
Policy loans: the carrying value of policy loans reported in the balance sheets approximates fair value.
Other investments: Other investments include Certified Capital Company and low income housing tax credits which are recorded at cost or amortized cost. The carrying value reported for these investments approximates fair value. Due to the nature of these investments, there is a lack of liquidity in the primary market which results in the holdings being classified as Level 3.

Policy reserves under investment products: the fair values for the Company’s policy reserves under investment products are determined using discounted cash flow analysis. Key inputs to the valuation include projections of policy cash flows, reserve run-off, market yields and risk margins.
The following tables disclose the carrying value, fair value amount and hierarchy level of the financial instruments that are not recognized or are not carried at fair value in the consolidated balance sheets:

	December 31, 2016
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets:
Commercial mortgage loans on real estate	$98,451	$103,037	$—	$—	$103,037
Policy loans	7,376	7,376	7,376	—	—
Other investments	155	155	—	—	155
Total financial assets	$105,982	$110,568	$7,376	$—	$103,192
Financial liabilities:
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$218,113	$245,953	$—	$—	$245,953

	December 31, 2015
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial assets:
Commercial mortgage loans on real estate	$420,569	$443,678	$—	$—	$443,678
Policy loans	10,031	10,031	10,031	—	—
Other investments	365	365	—	—	365
Total financial assets	$430,965	$454,074	$10,031	$—	$444,043
Financial liabilities:
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$220,053	$240,124	$—	$—	$240,124
(1)  Only the fair value of the Company's policy reserves for investment-type contracts (those without significant mortality or morbidity risk) are reflected in the table above.
5. INCOME TAXES
The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company’s income comes from domestic sources. Information about the Company’s current and deferred tax expense follows:

	Year Ended December 31,
	2016	2015	2014
Current expense	$271,455	$29,778	$31,688
Deferred (benefit) expense	(65,212)	11,235	3,311
Total income tax expense	$206,243	$41,013	$34,999

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

	December 31,
	2016	2015	2014
Federal income tax rate:	35.0%	35.0%	35.0%
Reconciling items:
Dividends-received deduction	(0.3)%	(1.7)%	(2.6)%
Nondeductible health insurer fee	0.5%	2.3%	1.9%
Change in liability for prior years' taxes	—%	0.5%	(0.3)%
Goodwill	1.2%	—%	—%
Capital contribution from affiliated entity impacting taxable income	3.7%	—%	—%
Other	(0.1)%	(0.5)%	(0.4)%
Effective income tax rate	40.0%	35.6%	33.6%
The Company's unrecognized tax benefits as of and for each of the years ended December 31, 2016, 2015 and 2014 were less than $1 million. The Company does not anticipate any significant increase in the unrecognized tax benefit within the next 12 months.
The Company files income tax returns in the U.S. and various state jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for years through 2014. Substantially all state and local income tax matters have been concluded for the years through 2009.
The tax effects of temporary differences that result in significant deferred tax assets and liabilities are as follows:

	December 31,
	2016	2015
Deferred tax assets:
Deferred gain on disposal of businesses	$70,148	$20,477
Investments, net	17,180	39,673
Deferred acquisition costs (1)	22,809	11,021
Policyholder and separate account reserves	13,267	—
Other	4,696	4,654
Total deferred tax asset	128,100	75,825
Deferred tax liabilities:
Net unrealized appreciation on securities	(57,870)	(100,851)
Policyholder and separate account reserves	—	(7,168)
Other	(705)	(6,486)
Total deferred tax liability	(58,575)	(114,505)
Net deferred income tax asset (liability)	$69,525	$(38,680)
(1) For life policies, tax law requires that a percentage of premiums related to life insurance contracts be capitalized as tax DAC and amortized over a period of years. Therefore, the tax DAC balance is not affected by the significant decrease in the GAAP DAC balance as of December 31, 2016.
The calculation of the valuation allowance is made at the consolidated return group level. No cumulative valuation allowance has been recorded because it is management's assessment that it is more likely than not that deferred tax assets of $128,100 will be realized.
The Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company has considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company’s tax planning strategies or in the scheduling of the reversal of the Company’s deferred tax liabilities, the valuation allowance may need to be adjusted in the future.
At December 31, 2016, the Company had no net operating loss, capital loss, or tax credit carryforwards for U.S. federal income tax purposes.
6. PREMIUMS AND ACCOUNTS RECEIVABLE
Receivables are reported net of an allowance for uncollectible items. A summary of such receivables is as follows:

	As of December 31,
	2016	2015
Insurance premiums receivable	$1,246	$60,286
Other receivables	6,079	6,805
Allowance for uncollectible amounts	(5,325)	(4,310)
Total	$2,000	$62,781
7. STOCKHOLDER'S EQUITY
The Board of Directors of the Company has authorized 1,000,000 shares of common stock with a par value of $5.00 per share. All shares are issued and outstanding as of December 31, 2016 and 2015. All the outstanding shares at December 31, 2016 are owned by the Parent (see Note 1). The Company paid dividends of $890,000, $83,000 and $97,000 during the years ended December 31, 2016, 2015 and 2014, respectively. The dividends paid in 2016 consisted of both cash and investments. The Company received a capital contribution from an affiliated entity of $54,271 related to the sale of Assurant Employee Benefits during the year ended December 31, 2016.
As described in Note 8, the Company, under state regulatory requirements, is not able to pay any dividends in 2017 without permission from Kansas regulators.
8. STATUTORY INFORMATION
The Company prepares an Annual Statement on the basis of statutory accounting principles (“SAP”) prescribed or permitted by the Kansas Insurance Department. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.
The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP; 2) the value of business acquired is not capitalized under SAP but is under GAAP; 3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 7) certain assets are not admitted for purposes of determining surplus under SAP; 8) methodologies used to determine the amounts of deferred taxes and goodwill are different under SAP than under GAAP; 9) the criteria for obtaining reinsurance accounting treatment, as well as presentation of insurance, is different under SAP than under GAAP; and 10) deferred gains on the sale of reinsurance are recognized as surplus under SAP and as a liability under GAAP.
The Company's statutory net income and capital and surplus are as follows:

	Years Ended and at December 31,
	2016	2015	2014
Statutory net income	$481,703	$71,464	$67,287
Statutory capital and surplus	$158,528	$428,366	$415,720
Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid dividends of $890,000 consisting of cash and investments, all of which was extraordinary during the year ended December 31, 2016. The large dividend was a result of the AEB sale. The Company declared and paid cash dividends of $83,000, all of which was extraordinary during the year ended December 31, 2015. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the greater of 10% of the insurer's surplus as regards to policyholders on December 31 of the next preceding year, or the net gain from operations. Dividends may only be paid out of earned surplus. The Company, under state regulatory requirements, is not able to pay any dividends in 2017 without permission from Kansas regulators. No assurance can be given that there will not be further regulatory actions restricting the ability of the Company to pay dividends.
State regulators require insurance companies to meet minimum capitalization standards designed to ensure that they can fulfill obligations to policyholders. Minimum capital requirements are expressed as a ratio of a company’s total adjusted capital (“TAC”) to its risk-based capital (“RBC”) (the “RBC Ratio”). TAC is equal to statutory surplus adjusted to exclude certain statutory liabilities. RBC is calculated by applying specified factors to various asset, premium, expense, liability, and reserve items.
Generally, if a company's RBC Ratio is below 100% (the "Authorized Control Level"), the insurance commissioner of the company's state of domicile is authorized to take control of the company, to protect the interests of policyholders. If the RBC Ratio is greater than 100%, but less than 200% (the "Company Action Level"), the company must submit a RBC plan to the commissioner of the state of domicile. Corrective actions may also be required if the RBC Ratio is greater than the Company Action Level but the company fails certain trend tests.
As of December 31, 2016, the TAC of the Company exceeded the Company Action Level and no trend tests that would require regulatory action were violated. As of December 31, 2016, the TAC of the Company subject to RBC requirements was $171,391 and the corresponding Authorized Control Level was $24,097.
9. REINSURANCE
In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance as of December 31:

	2016	2015
Ceded future policyholder benefits and expenses	$2,150,020	$1,826,798
Ceded unearned premium	27,647	24,587
Ceded claims and benefits payable	1,373,742	360,176
Ceded paid losses	13,623	14,363
Total	$3,565,032	$2,225,924
A key credit quality indicator for reinsurance recoverables is the A.M. Best financial strength ratings of the reinsurer. The A.M. Best ratings are an independent opinion of a reinsurer's ability to meet ongoing obligations to policyholders. The A.M. Best ratings for new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a periodic basis, at least annually. The following table provides the reinsurance recoverable as of December 31, 2016 grouped by A.M. Best rating:

A. M. Best ratings of reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$1,535,290	$27,410	$1,357,202	$13,465	$2,933,367
A or A–	614,376	237	16,540	267	631,420
Not rated	354	—	—	3	357
Total	2,150,020	27,647	1,373,742	13,735	3,565,144
Less Allowance:	—	—	—	(112)	(112)
Net reinsurance recoverable	$2,150,020	$27,647	$1,373,742	$13,623	$3,565,032
A.M. Best ratings for Sun Life, Hartford Life and Annuity Insurance Company ("The Hartford") and John Hancock Life Insurance Company ("John Hancock"), a subsidiary of Manulife Financial Corporation, the reinsurers with the largest reinsurance recoverable balances, are A+, A– and A+, respectively as of December 31, 2016. A.M. Best currently maintains a stable outlook on the financial strength ratings of Sun Life, John Hancock and The Hartford. The total amount of recoverable for these three reinsurers is $3,491,548 as of December 31, 2016. Most of the assets backing reserves relating to reinsurance recoverables from these counterparties are held in trust.

An allowance for doubtful accounts related to reinsurance recoverables is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions. There were no additions or write-downs charged against the allowance during 2016.
The effect of reinsurance on premiums earned and benefits incurred was as follows:

	Years Ended December 31,
	2016			2015			2014
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total
Direct earned premiums	$213,720	$807,972	$1,021,692	$209,379	$843,065	$1,052,444	$202,992	$839,786	$1,042,778
Premiums assumed	4,585	54,263	58,848	8,365	151,709	160,074	8,400	149,549	157,949
Premiums ceded	(200,622)	(699,606)	(900,228)	(151,031)	(13,946)	(164,977)	(151,491)	(13,769)	(165,260)
Net earned premiums	$17,683	$162,629	$180,312	$66,713	$980,828	$1,047,541	$59,901	$975,566	$1,035,467
Direct policyholder benefits	$695,763	$546,886	$1,242,649	$414,480	$550,006	$964,486	$661,461	$542,796	$1,204,257
Policyholder benefits assumed	15,510	25,626	41,136	18,311	147,193	165,504	21,922	145,597	167,519
Policyholder benefits ceded	(672,214)	(458,871)	(1,131,085)	(373,603)	(6,803)	(380,406)	(616,370)	(9,305)	(625,675)
Net policyholder benefits	$39,059	$113,641	$152,700	$59,188	$690,396	$749,584	$67,013	$679,088	$746,101
The Company had $466,079 and $733,732, respectively, of invested assets held in trusts or by custodians as of December 31, 2016 and 2015, respectively, for the benefit of others related to certain reinsurance arrangements.
The Company utilizes ceded reinsurance primarily for loss protection and capital management and business dispositions.
Business Divestitures
The Company has used reinsurance to exit certain businesses, such as the disposals of AEB, FFG, and LTC.
In 2016, the Parent entered into a reinsurance agreement with Sun Life for the sale of AEB. In 2001, the Parent entered into a reinsurance agreement with The Hartford for the sale of the FFG division. In 2000, the Company divested its LTC operations to John Hancock. Assets supporting liabilities ceded relating to these businesses are mainly held in trusts and the separate accounts relating to FFG are still reflected in the Company's balance sheet. If the reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to us. The reinsurance recoverable from Sun Life was $1,025,038 as of December 31, 2016. The reinsurance recoverable from The Hartford was $558,292 and $562,334 as of December 31, 2016 and 2015, respectively. The reinsurance recoverable from John Hancock was $1,908,217 and $1,554,780 as of December 31, 2016 and 2015, respectively.
The reinsurance agreement associated with the FFG sale also stipulates that The Hartford contribute funds to increase the value of the separate account assets relating to Modified Guaranteed Annuity business sold if such value declines below the value of the associated liabilities. If The Hartford fails to fulfill these obligations, the Company will be obligated to make these payments.
In addition, the Company would be responsible for administering this business in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.
As of December 31, 2016, we were not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of Sun Life, The Hartford or John Hancock that reinsure the AEB, FFG and LTC businesses, and the Company has not been obligated to fulfill any of such reinsurers' obligations.
Sun Life, John Hancock and The Hartford have paid their obligations when due and there have been no disputes.
10. RESERVES
Short Duration Contracts
The Company's short duration contracts are mainly comprised of disposed and runoff business. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.

Disposed and Runoff Short Duration Insurance Lines
Disposed business includes certain medical policies no longer offered and AEB policies disposed of via reinsurance. Reserves for previously disposed business are included in the Company’s reserves in accordance with the insurance guidelines. The Company maintains an offsetting reinsurance recoverable related to the AEB reserves. See Note 9 for further information.
Long Duration Contracts
The Company's long duration contracts are primarily comprised of preneed life insurance and annuity policies, life insurance policies (no longer offered), and Sun Life, FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 for further information.
Disposed and Runoff Long Duration Insurance Lines
The Company’s universal life and annuity products are no longer offered and are in runoff. Reserves have been established based on the following assumptions. Interest rates credited on annuities were at guaranteed rates, ranging from 3.5% to 4.0%, except for a limited number of policies with guaranteed crediting rates of 4.5%. All annuity policies are past the surrender charge period. Crediting interest rates on universal life fund are at guaranteed rates of 4.0% to 4.1%. Universal life funds are subject to surrender charges that vary by product, age, sex, year of issue, risk class, face amount and grade to zero over a period not longer than 20 years.
Reserves for previously disposed Sun Life, FFG and LTC businesses are included in the Company’s reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See Note 9 for further information.
Preneed Business — no longer offered
Interest and discount rates for preneed life insurance vary by year of issuance and product, and ranged from 4.7% to 7.3% in 2016 and 2015 before provisions for adverse deviation, which ranged from 0.2% to 0.5% in both 2016 and 2015.
Interest and discount rates for traditional life insurance vary by year of issuance and products and were 7.5% grading to 5.3% over 20 years in 2016 and 2015 with the exception of a block of pre-1980 business which had a level 8.8% discount rate in 2016 and 2015.
Mortality assumptions are based upon pricing assumptions and modified to allow for provisions for adverse deviation. Surrender rates vary by product and are based upon pricing assumptions.
Future policy benefit increases on preneed life insurance policies ranged from 1.0% to 7.0% in 2016 and 2015. Some policies have future policy benefit increases that are guaranteed or tied to equal some measure of inflation. The inflation assumption for most of these inflation-linked benefits was 3.0% in both 2016 and 2015 with the exception of most policies issued in 2005 through 2007 where the assumption was 2.3%.
The reserves for preneed annuities are based on assumed interest rates credited on deferred annuities, which vary by year of issue, and ranged from 1.0% to 5.5% in 2016 and 2015. Withdrawal charges, if any, can range from 7.0% to 0.0% and grade to zero over a period of seven years.
Reserve Roll Forward
The following table provides a roll forward of the Company's beginning and ending claims and benefits payable balances. Claims and benefits payable is the liability for unpaid loss and loss adjustment expenses and is comprised of case and IBNR reserves.
Since unpaid loss and loss adjustment expenses are estimates, the Company's actual losses incurred may be more or less than the Company's previously developed estimates, which is referred to as either unfavorable or favorable development.

	Years Ended December 31,
	2016	2015	2014
Claims and benefits payable, at beginning of year	$1,719,916	$1,717,938	$1,679,730
Less: Reinsurance ceded and other	(384,297)	(344,742)	(272,687)
Net claims and benefits payable, at beginning of year	1,335,619	1,373,196	1,407,043
Incurred losses and loss adjustment expenses related to:
Current year	181,588	721,099	728,099
Prior year's interest	9,382	56,661	58,472
Prior year (s)	(40,350)	(35,026)	(50,065)
Total incurred losses and loss adjustment expenses	150,620	742,734	736,506
Paid losses and loss adjustment expenses related to:
Current year	177,218	444,567	436,752
Prior year (s)	1,297,926	335,744	333,601
Total paid losses and loss adjustment expenses	1,475,144	780,311	770,353
Net claims and benefits payable, at end of year	11,095	1,335,619	1,373,196
Plus: Reinsurance ceded and other	1,401,777	384,297	344,742
Claims and benefits payable, at end of year	$1,412,872	$1,719,916	$1,717,938
The Company experienced net favorable development in all three years. The discontinued Assurant Health and AEB businesses had a substantial contribution to the overall favorable development. Combined, the favorable development for Assurant Health and AEB was $39,946, $35,046 and $50,075 in 2016, 2015 and 2014, respectively. For Assurant Health the favorable development in all years was attributed to lower medical provider utilization and lower medical inflation than assumed in the Company’s prior-year pricing and reserving processes. For AEB, the favorable development in all years was attributed to lower mortality rates and higher claim recovery rates than assumed in the Company’s prior year reserving processes.
11. GOODWILL
Information about goodwill is as follows:

	Goodwill for the Years Ended December 31,
	2016	2015	2014
Balance as of January 1:
Goodwill	$156,817	$156,817	$156,817
Accumulated impairment loss	(139,532)	(139,532)	(139,532)
	17,285	17,285	17,285
Impairment (Refer to Note 1)	(17,285)	—	—
Goodwill	156,817	156,817	156,817
Accumulated impairment losses	(156,817)	(139,532)	(139,532)
Balance as of December 31:	$—	$17,285	$17,285

12. ACCUMULATED OTHER COMPREHENSIVE INCOME
Certain amounts included in the consolidated statements of comprehensive income are net of reclassification adjustments. The following tables summarize those reclassification adjustments (net of taxes):

	Year Ended December 31, 2016
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2015	$174,229	$9,306	$183,535
Other comprehensive income (loss) before reclassifications	17,095	(292)	16,803
Amounts reclassified from accumulated other comprehensive income	(96,177)	(440)	(96,617)
Net current-period other comprehensive loss	(79,082)	(732)	(79,814)
Balance at December 31, 2016	$95,147	$8,574	$103,721

	Year Ended December 31, 2015
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2014	$273,522	$10,296	$283,818
Other comprehensive loss before reclassifications	(95,911)	(1,526)	(97,437)
Amounts reclassified from accumulated other comprehensive income	(3,382)	536	(2,846)
Net current-period other comprehensive loss	(99,293)	(990)	(100,283)
Balance at December 31, 2015	$174,229	$9,306	$183,535

	Year Ended December 31, 2014
	Unrealized gains on securities	OTTI	Accumulated other comprehensive income
Balance at December 31, 2013	$171,346	$8,755	$180,101
Other comprehensive income before reclassifications	111,189	1,525	112,714
Amounts reclassified from accumulated other comprehensive income	(9,013)	16	(8,997)
Net current-period other comprehensive income	102,176	1,541	103,717
Balance at December 31, 2014	$273,522	$10,296	$283,818

The following tables summarize the reclassifications out of accumulated other comprehensive income:

Details about accumulated other comprehensive income components	Amount reclassified from accumulated other comprehensive income			Affected line item in the statement where net income is presented
	Years Ended December 31,
	2016	2015	2014
Unrealized gains on securities	$(147,965)	$(5,203)	$(13,866)	Net realized gains on investments, excluding other-than-temporary impairment losses
	51,788	1,821	4,853	Provision for income taxes
	$(96,177)	$(3,382)	$(9,013)	Net of tax
OTTI	$(677)	$824	$24	Portion of net (gain) loss recognized in other comprehensive income, before taxes
	237	(288)	(8)	Provision for income taxes
	$(440)	$536	$16	Net of tax
Total reclassifications for the period	$(96,617)	$(2,846)	$(8,997)	Net of tax
13. RELATED PARTY TRANSACTIONS
The Company receives various services from the Parent and its affiliates. These services include assistance in benefit plan administration, corporate insurance, accounting, tax, information technology, auditing, investment, actuarial and other administrative functions. The tax payments were $272,767, $26,562 and $21,473 for the years ended December 31, 2016, 2015 and 2014, respectively. The increase in 2016 tax payments relates to the gains resulting from the AEB sale. The net amounts paid for non-tax related services and obligations to the Parent and its affiliates for the years ended December 31, 2016, 2015 and 2014, were $23,096, $55,479 and $56,874, respectively.
Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.
14. COMMITMENTS AND CONTINGENCIES
The Company leases office space and equipment under operating lease arrangements. Certain facility leases contain escalation clauses based on increases in the lessors' operating expenses. At December 31, 2016, the aggregate future minimum lease payments under these operating lease agreements that have initial or non-cancelable terms in excess of one year are:

2017	$3,528
2018	3,528
2019	3,528
2020	3,528
2021	3,528
Thereafter	52,920
Total minimum future lease payments (a)	$70,560
(a)  Minimum future lease payments exclude $22,944 of sublease rental income.
Rent expense was $4,051, $5,973 and $6,182 for 2016, 2015 and 2014, respectively.
The sale of the Assurant Employee Benefits segment to Sun Life did not impact the lease the Company has with Assurant for their principal office in Kansas City, Missouri, however, the Company will receive sublease income from Sun Life for their use of the building. Sublease income was $4,054 in 2016.
The Company is involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. The Company may from time to time be subject to a variety of legal and regulatory actions relating to the Company's current and past business operations.

Although the Company cannot predict the outcome of any action, it is possible that the outcome of such matters could have a material adverse effect on the Company's consolidated results of operations or cash flows for an individual reporting period. However, based on currently available information, management does not believe that any pending matters are likely to have a material adverse effect, individually or in the aggregate, on the Company's financial condition.

Union Security Insurance Company
at December 31, 2016
Schedule I — Summary of Investments
Other-Than-Investments in Related Parties

	Cost or Amortized Cost	Fair Value	Amount at which shown in balance sheet
	(in thousands)
Fixed maturity securities:
United States Government and government agencies and authorities	$1,844	$1,987	$1,987
States, municipalities and political subdivisions	9,890	10,827	10,827
Foreign governments	9,286	11,301	11,301
Asset-backed	161	169	169
Commercial mortgage-backed	3,426	3,245	3,245
Residential mortgage-backed	33,731	36,863	36,863
U.S. corporate	667,024	793,399	793,399
Foreign corporate	146,104	170,872	170,872
Total fixed maturity securities	871,466	1,028,663	1,028,663
Equity securities:
Common stocks	92	447	447
Non-redeemable preferred stocks	85,610	93,170	93,170
Total equity securities	85,702	93,617	93,617
Commercial mortgage loans on real estate, at amortized cost	98,451	103,037	98,451
Policy loans	7,376	7,376	7,376
Short-term investments	2,714	2,714	2,714
Other investments	58,125	58,125	58,125
Total investments	$1,123,834	$1,293,532	$1,288,946

Union Security Insurance Company
for the years ended December 31, 2016, 2015 & 2014
Schedule III — Supplementary Insurance Information

	Deferred acquisition costs	Future policy benefits and expenses	Unearned premiums	Claims and benefits payable	Premium revenues	Net investment income	Benefits claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other* operating expenses
	(in thousands)
2016	$128	$3,068,051	$28,062	$1,412,872	$180,312	$97,770	$152,700	$5,826	$137,927
2015	$33,476	$2,875,419	$34,076	$1,719,916	$1,047,541	$169,453	$749,584	$32,896	$353,323
2014	$26,435	$2,906,706	$34,355	$1,717,938	$1,035,467	$180,734	$746,101	$31,212	$357,839
*  Includes amortization of value of business acquired and underwriting, general and administration expenses and goodwill impairment.

Union Security Insurance Company
for the year ended December 31, 2016
Schedule IV — Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
Life insurance in- force	$68,173,925	$68,066,345	$1,232,560	$1,340,140	92.0%
Premiums:
Life insurance	$269,549	$234,835	$5,907	$40,621	14.5%
Accident and health insurance	752,143	665,393	52,941	139,691	37.9%
Total earned premiums	$1,021,692	$900,228	$58,848	$180,312	32.6%
Benefits:
Life insurance	$379,529	$341,034	$16,292	$54,787	29.7%
Accident and health insurance	863,120	790,051	24,844	97,913	25.4%
Total policyholder benefits	$1,242,649	$1,131,085	$41,136	$152,700	26.9%

Union Security Insurance Company
for the year ended December 31, 2015
Schedule IV — Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
Life insurance in- force	$72,829,480	$9,245,116	$1,120,101	$64,704,465	1.7%
Premiums:
Life insurance	$275,075	$71,763	$5,606	$208,918	2.7%
Accident and health insurance	777,369	93,214	154,468	838,623	18.4%
Total earned premiums	$1,052,444	$164,977	$160,074	$1,047,541	15.3%
Benefits:
Life insurance	$355,074	$206,962	$17,301	$165,413	10.5%
Accident and health insurance	609,412	173,444	148,203	584,171	25.4%
Total policyholder benefits	$964,486	$380,406	$165,504	$749,584	22.1%

Union Security Insurance Company
for the year ended December 31, 2014
Schedule IV — Reinsurance

	Direct amount	Ceded to other Companies	Assumed from other Companies	Net amount	Percentage of amount assumed to net
Life insurance in- force	$74,650,477	$10,021,852	$1,010,223	$65,638,848	1.5%
Premiums:
Life insurance	$279,488	$77,978	$4,831	$206,341	2.3%
Accident and health insurance	763,290	87,282	153,118	829,126	18.5%
Total earned premiums	$1,042,778	$165,260	$157,949	$1,035,467	15.3%
Benefits:
Life insurance	$374,582	$229,548	$19,317	$164,351	11.8%
Accident and health insurance	829,675	396,127	148,202	581,750	25.5%
Total policyholder benefits	$1,204,257	$625,675	$167,519	$746,101	22.5%

Union Security Insurance Company
as of December 31, 2016, 2015 and 2014
Schedule V — Valuation and Qualifying Accounts

		Additions
	Balance at Beginning of Year	Charged to Costs and Expenses	Charged to Other Accounts	Deductions	Balance at End of Year
2016:
Valuation allowance for mortgage loans on real estate	$1,074	$623	$—	$—	$1,697
Valuation allowance for uncollectible agents balances	4,310	(5)	—	—	4,305
Valuation allowance for uncollectible accounts	—	1,020	—	—	1,020
Valuation allowance for reinsurance recoverables	—	112	—	—	112
Total	$5,384	$1,750	$—	$—	$7,134
2015:
Valuation allowance for mortgage loans on real estate	$1,464	$(390)	$—	$—	$1,074
Valuation allowance for uncollectible agents balances	4,400	(91)	—	(1)	4,310
Valuation allowance for uncollectible accounts	32	(32)	—	—	—
Total	$5,896	$(513)	$—	$(1)	$5,384
2014:
Valuation allowance for mortgage loans on real estate	$2,047	$(583)	$—	$—	$1,464
Valuation allowance for uncollectible agents balances	4,462	(64)	—	(2)	4,400
Valuation allowance for uncollectible accounts	22	10	—	—	32
Total	$6,531	$(637)	$—	$(2)	$5,896

PART C

OTHER INFORMATION
Item 24.  Financial Statements and Exhibits

(a)	All financial statements are included in Part A and Part B of the Registration Statement.
(b)	Exhibits:
	(1)	Resolution of the Board of Directors of Fortis Benefits Insurance Company authorizing the establishment of Variable Account D.(1)
	(2)	Not applicable.
	(3)	a) Assignment and Novation Agreement.(6) Consent to Assignment and Novation Agreement.(6) Principal Underwriter Agreement(6)
b) Form of Dealer Sales Agreement.(1)
	(4)	Form of Variable Annuity Contract.(2)
	(5)	Form of Application.(3)
	(6)	a) Restated and Amended Articles of Incorporation of Union Security Insurance Company.(4)
b) Restated By-laws of Union Security Insurance Company.(5)
	(7)	Reinsurance Agreements and Amendments
(a) AXA Re Life Insurance Company (May 1, 2000)(6)
(b) ACE Tempest Life Reinsurance Ltd. (October 1, 2002)(6)
(c) Swiss Re Life & Health America, Inc. (May 1, 1998)(6)
(d) Swiss Re Life Company America (May 1, 1997)(6)
	(8)	Fund Participation Agreement.(1)
	(9)	a) Opinion and Consent of Counsel.
	(10)	a) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
b) Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
	(11)	No Financial Statements are omitted.
	(12)	Not applicable.
	(26)	Subsidiary List(8)
	(99)	Copy of Power of Attorney.
________________________________
(1)            Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement File No. 333-79701 filed on April 19, 2002.
(2)            Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement File No. 033-37577 filed on April 28, 1998.
(3)            Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, File No. 033-37577, filed on April 19, 2002.
(4)    Incorporated by reference to the Post-Effective Amendment No. 24 to the Registration File No. 333-43799, Filed on April 22, 2013
(5)            Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, File No. 033-63935, filed on November 16, 2009.
(6)            Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement File No. 333-37577 filed on April 24, 2012.
(7)            Incorporated by reference to Post Effective Amendment No. 35, to the Registration Statement File No. 33-37577, filed on November 14, 2012.
(8)            Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4, File No. 333-43799, filed on April 20, 2017.

Item 25.  Directors and Officers of Depositor

Name and Address	Position and Offices With Depositor
Tammy L. Schultz (1)	Chairman, President and Chief Exective Officer
Tamrha V. Mangelsen (2)	Chief Financial Officer, Treasurer, Assistant Secretary
Paula SeGuin (3)	Vice President, Director
Eric Kurzrok (4)	Director
Keith Demmings (5)	Director
Richard Dzaidzio (4)	Director
(1)            Address: 440 Mt. Rushmore Road, Rapid City, S.D. 57701
(2)            Address: 500 Bielenberg Drive, Woodbury, MN 55125
(3)            Address: 212 Highbridge St., Suite D, Fayetteville, NY 13066
(4)            Address: Assurant, Inc., 28 Liberty Street, New York, NY 10005

(5)	Address: 260 Interstate North Circle, NW, Atlanta, GA 33039

Item 26.  Persons Controlled By Or Under Control With The Depositor Or Registrant.
Incorporated by reference to Post Effective Amendment No. 29 to the Registration Statement on Form N-4, File No. 333-43799, filed on April 20, 2017.
Item 27.  Number Of Contract Owners
As of January 31, 2017 there were 19,116 Contract Owners.
Item 28.  Indemnification
Union Security Insurance Company’s By-Laws provide for indemnity and payment of expenses of Union Security’s officers, directors and employees in connection with certain legal proceedings, judgments, and settlements arising by reason of their service as such, all to the extent and in the manner permitted by law. Applicable Kansas law generally permits payment of such indemnification and expenses if the person seeking indemnification has acted in good faith and in a manner that he reasonably believed to be in the best interests of the Registrant and if such person has received no improper personal benefit, and in a criminal proceeding, if the person seeking indemnification also has no reasonable cause to believe his conduct was unlawful.
There are agreements in place under which the underwriter and affiliated persons of the Registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the Contracts; provided however, that so such indemnity will be made to the underwriter or affiliated persons of the Registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.
Insofar as indemnification for any liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters
(a)         HSD acts as principal underwriter for the following investment companies:
Hartford Life Insurance Company - DC Variable Account I
Hartford Life Insurance Company - Separate Account One
Hartford Life Insurance Company - Separate Account Two
Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)
Hartford Life Insurance Company - Separate Account Two (QP Variable Account)
Hartford Life Insurance Company - Separate Account Two (Variable Account “A”)
Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)
Hartford Life Insurance Company - Separate Account Ten
Hartford Life Insurance Company - Separate Account Three
Hartford Life Insurance Company - Separate Account Five
Hartford Life Insurance Company - Separate Account Seven
Hartford Life Insurance Company - Separate Account Eleven
Hartford Life Insurance Company - Separate Account Twelve
Hartford Life and Annuity Insurance Company - Separate Account One
Hartford Life and Annuity Insurance Company - Separate Account Ten
Hartford Life and Annuity Insurance Company - Separate Account Three
Hartford Life and Annuity Insurance Company - Separate Account Five
Hartford Life and Annuity Insurance Company - Separate Account Six
Hartford Life and Annuity Insurance Company - Separate Account Seven
Union Security Life Insurance Company of New York - Separate Account A
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
(b)         Directors and Officers of HSD:

Name	Positions and Offices with Underwriter
Diana Benken	Chief Financial Officer, Controller/FINOP
Christopher S. Conner	AML Compliance Officer, Chief Compliance Officer, Privacy Officer, Secretary
Christopher J. Dagnault (1)	President, Chief Executive Officer, Director
Aidan Kidney	Chairman of the Board, Senior Vice President, Director
Kathleen E. Jorens	Vice President, Assistant Treasurer
Robert W. Paiano	Senior Vice President, Treasurer
Michael Chesman	Senior Vice President, Director of Taxes
Andrew Diaz-Matos	Vice President
Donald C. Hunt	Vice President
Mark M. Sosha	Vice President
Diane Krajewski	Director

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

(1) Address: 1500 Liberty Ridge Dr., Wayne, PA 19087

(c)          None.

Item 30.  Location Of Accounts And Records
The accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the following:

Union Security Insurance Company:	500 Bielenberg Drive, Woodbury, MN 55125
Hartford Administrative Services Company	500 Bielenberg Drive, Woodbury, MN 55125
Hartford Securities Distribution:	One Hartford Plaza, Hartford, CT 06155
Item 31.  Management Services
Effective April 1, 2001, Union Security Insurance Company (“Union Security”) contracted the administrative servicing obligations for the contracts to Hartford Life and Annuity Insurance Company (“Hartford Life”), a subsidiary of The Hartford Financial Services Group. Although Union Security remains responsible for all contract terms and conditions, Hartford Life is ultimately responsible for servicing the contracts, including the payment of benefits, oversight of investment management of the assets supporting the fixed account portion of the contract and overall contract administration. This was part of a larger transaction whereby Hartford Life reinsured all of the individual life insurance and annuity business of Union Security.
Item 32.  Undertakings
(a)            The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.
(b)            The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c)             The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.
(d)            The Depositor hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.
The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf, in the Town of Hartford, County of Hartford, and State of Connecticut on April 20, 2017.

VARIABLE ACCOUNT D OF
UNION SECURITY INSURANCE COMPANY
(Registrant)

By:	Tammy L. Schultz	*By:	/s/ Lisa Proch
	Tammy L. Schultz		Lisa Proch
	Chairman, President and Chief Executive Officer*		Attorney-in-Fact

UNION SECURITY INSURANCE COMPANY
(Depositor)

By:	Tammy L. Schultz
Tammy L. Schultz
Chairman, President and Chief Executive Officer*

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities and on the date indicated.

Paula SeGuin, Vice President, Director*
Eric Kurzrok, Director*
Keith Demmings, Director*
Richard Dzaidzio, Director*
Tammy L. Schultz, Chairman, President and Chief Executive Officer*	*By:	/s/ Lisa Proch
Tamrha V. Mangelsen, Chief Financial Officer, Treasurer, Assistant Secretary*		Lisa Proch Attorney-in-Fact
	Date:	April 20, 2017

33-37577

EXHIBIT INDEX

9(a)	Opinion and Consent of Counsel.
10(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
10(b)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
99	Copy of Power of Attorney.